SunAmerica Focused Portfolios

and Strategic Value Portfolio

Prospectus

2016

www.safunds.com

THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS.

Privacy Statement

SunAmerica collects nonpublic personal information about you from the following sources:

•    Information we receive from you on applications or other forms; and

•    Information about your SunAmerica mutual funds transactions with us or others, including your financial adviser.

SunAmerica will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

•    SunAmerica receives your prior written consent;

•    SunAmerica believes the recipient is your authorized representative;

•    SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or

•    SunAmerica is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, SunAmerica will adhere to the privacy policies and practices as described in this notice.

SunAmerica restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

Filed Pursuant to Rule 497(c)
Registration No. 333-11238

February 29, 2016        PROSPECTUS

SUNAMERICA SERIES, INC.

SUNAMERICA FOCUSED PORTFOLIOS

Focused Dividend Strategy Portfolio

SunAmerica Strategic Value Portfolio

Class	Focused Dividend Strategy Portfolio: Ticker Symbols	SunAmerica Strategic Value Portfolio
A Shares	FDSAX	SFVAX
B Shares	FDSBX	—
C Shares	FDSTX	SFVTX
W Shares	FDSWX	—

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Portfolio Highlights: Focused Dividend Strategy Portfolio

INVESTMENT GOAL

The investment goal of the Focused Dividend Strategy Portfolio (the “Portfolio”) is total return (including capital appreciation and current income).

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 14 of the Portfolio’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 49 of the Portfolio’s statement of additional information (“SAI”).

	Class A	Class B	Class C	Class W
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Maximum Account Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	1.00%	—
Other Expenses	0.26%	0.26%	0.26%	0.41%

Total Annual Fund Operating Expenses	1.06%	1.71%	1.71%	0.86%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 13-15 of the Prospectus for more information about the CDSCs.

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EXAMPLE:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Focused Dividend Strategy Portfolio
Class A Shares	$677	$893	$1,126	$1,795
Class B Shares	574	839	1,128	1,847
Class C Shares	274	539	928	2,019
Class W Shares	88	274	477	1,061

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Focused Dividend Strategy Portfolio
Class A Shares	$677	$893	$1,126	$1,795
Class B Shares	174	539	928	1,847
Class C Shares	174	539	928	2,019
Class W Shares	88	274	477	1,061

PORTFOLIO TURNOVER:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 56% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE PORTFOLIO

The Portfolio’s principal investment strategy is value. The value oriented philosophy to which the Portfolio subscribes is that of investing in securities believed to be undervalued in the market. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have attractive valuations (e.g., as measured by low price earnings ratios) and that may have generally been overlooked by the market.

The principal investment technique of the Portfolio is to employ a “buy and hold” strategy with up to thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and broader market. At least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, will be invested in dividend yielding equity securities.

The Portfolio will select up to thirty high dividend yielding common stocks, which will be evaluated and adjusted at the discretion of the portfolio managers on an annual basis. The first ten stocks selected will represent the ten highest yielding stocks within the Dow Jones Industrial Average. The next twenty stocks will be selected from the Russell 1000® Index, although stocks in the financials and utilities sectors will generally be excluded from this twenty stock selection process. Certain stocks in the Russell 1000® Index may also be excluded as a result of liquidity screens applied during the selection process. The selection criteria used to select stocks for the twenty stock portion of the Portfolio will generally include dividend yield as well as a combination of factors that relate to profitability and valuation. Selections for the Portfolio may include securities of foreign issuers, but such securities may not exceed 20% of the Portfolio at the time of the annual rebalancing. While the securities selection process will take place on an annual basis, the portfolio managers may, from time to time, substitute certain securities for those selected for the Portfolio or reduce the position size of a portfolio security in between the annual rebalancings, under certain limited circumstances. These circumstances will generally include where a security held by the Portfolio no longer meets the dividend yielding criteria, when the value of a security becomes a disproportionately large percentage of the Portfolio’s holdings, or when the size of the Portfolio’s position in the security has the potential to create market liquidity or other issues in connection with the annual rebalancing or efficient management of the Portfolio, each at the discretion of the portfolio managers.

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Portfolio Highlights: Focused Dividend Strategy Portfolio

The annual consideration of the stocks that meet the selection criteria will take place on or about the end of the Portfolio’s fiscal year (October 31). Immediately after the Portfolio buys and sells stock in connection with the Portfolio’s annual rebalancing, it will hold approximately an equal value of each of the thirty stocks. In other words, the Portfolio will invest about 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) will generally invest additional funds in the pre-selected stocks based on each stock’s respective percentage of the Portfolio’s assets at the time.

The Portfolio employs a strategy to hold stocks between its annual rebalancing, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. Due to changes in the market value of the stocks held by the Portfolio, it is likely that the weighting of the stocks in its portfolio will fluctuate throughout the course of the year.

The principal investment strategies and principal investment techniques of the Portfolio may be changed without shareholder approval. You will receive at least sixty (60) days’ notice of any change to the 80% investment policy set forth above.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goal. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Stock Market Volatility and Securities Selection. The Portfolio invests primarily in equity securities. As with any fund that invests in equity securities, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of “value” stocks may rise or decline under varying market conditions—for example, “growth” stocks may perform well under circumstances in which value stocks in general have fallen. When investing in value stocks which are believed to be undervalued in the market, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a security judged to be undervalued may actually be appropriately priced. In addition, individual securities selected for the Portfolio may underperform the market generally.

Disciplined Strategy. The Portfolio will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio generally will not use certain techniques available to other mutual funds to reduce stock market exposure (e.g., derivatives), the Portfolio may be more susceptible to general market declines than other mutual funds.

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PERFORMANCE INFORMATION

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year, and compares the Portfolio’s average annual returns to those of the S&P 500 Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the Table includes all applicable fees and sales charges. Of course, past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. Updated information on the Portfolio’s performance can be obtained by visiting www.safunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

FOCUSED DIVIDEND STRATEGY PORTFOLIO        (Class A)

During the ten-year period shown in the Bar Chart, the highest return for a quarter was 30.16% (quarter ended June 30, 2009) and the lowest return for a quarter was –22.91% (quarter ended December 31, 2008).

	Average Annual Total Returns (as of the periods ended December 31, 2015)
	Past One Year	Past Five Years	Past Ten Years	Class W Shares (5/15/13)
Class B	–5.20%	12.83%	9.19%	N/A
Class C	–2.55%	13.08%	9.06%	N/A
Class W	–0.75%	N/A	N/A	8.93%
Class A	–6.63%	12.49%	9.12%	N/A
Return After Taxes on Distributions (Class A)	–8.71%	10.90%	7.48%	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[1]	–2.04%	9.87%	7.17%	N/A

S&P 500 Index	1.38%	12.57%	7.31%	10.75%

[1]

When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

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Portfolio Highlights: Focused Dividend Strategy Portfolio

INVESTMENT ADVISER

The Portfolio’s investment adviser is SunAmerica.

PORTFOLIO MANAGERS

Name	Portfolio Manager of the Portfolio Since	Title
Timothy Pettee	2013	Lead Portfolio Manager, Senior Vice President and Chief Investment Strategist at SunAmerica
Timothy Campion	2013	Co-Portfolio Manager, Senior Vice President at SunAmerica
Andrew Sheridan	2013	Co-Portfolio Manager, Senior Vice President at SunAmerica

For important information about purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 12 of the Prospectus.

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Portfolio Highlights: SunAmerica Strategic Value Portfolio

INVESTMENT GOAL

The investment goal of the SunAmerica Strategic Value Portfolio (the “Portfolio”) is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 14 of the Portfolio’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 49 of the Portfolio’s statement of additional information (“SAI”).

	Class A	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Maximum Account Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%
Other Expenses	0.33%	0.34%

Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement	1.43%	2.09%

Fee Waiver and/or Expense Reimbursement(2)(3)	—	—
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)(3)	1.43%	2.09%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 13-15 of the Prospectus for more information about the CDSCs.
(2)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.72% and 2.37% for Class A and Class C shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Portfolio’s business. This Agreement will continue in effect indefinitely, unless terminated by the Board of Directors, including a majority of the independent directors of the Board that are not “interested persons” of the Portfolio as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”).
(3)	Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver and/or reimbursement occurred.

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Portfolio Highlights: SunAmerica Strategic Value Portfolio

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
SunAmerica Strategic Value Portfolio
Class A Shares	$712	$1,001	$1,312	$2,190
Class C Shares	312	655	1,124	2,421

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
SunAmerica Strategic Value Portfolio
Class A Shares	$712	$1,001	$1,312	$2,190
Class C Shares	212	655	1,124	2,421

PORTFOLIO TURNOVER:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 57% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE PORTFOLIO

The Portfolio’s principal investment strategy is based on value. The value oriented philosophy to which the Portfolio subscribes is that of investing in securities believed to be undervalued in the market. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have attractive valuations (e.g., as measured by low price earnings ratios) and that may have generally been overlooked by the market.

The principal investment technique of the Portfolio is to employ a “buy and hold” strategy with equity securities selected annually from the Russell 3000® Value Index. The portfolio managers select securities through extensive quantitative research, which includes the use of a multi-factor model that the portfolio managers employ to identify and rank companies within the Russell 3000® Value Index. Through this selection process, the portfolio managers will select approximately 100 securities from the Russell 3000® Value Index. The selection criteria for these securities will generally include a combination of factors that relate to profitability and valuation. The process also includes the use of a multi-factor model that is designed to control the portfolio’s volatility relative to the Russell 3000® Value Index. While the securities selection process will take place on an annual basis, the portfolio managers may, at their discretion, substitute certain securities for those selected for the Portfolio or reduce the position size of a portfolio security in between the annual rebalancings, under certain limited circumstances. These circumstances will generally include where a security held by the Portfolio becomes a disproportionately large percentage of the Portfolio’s holdings or when the security substantially underperforms relative to the Russell 3000® Value Index.

The Portfolio will be evaluated and adjusted at the discretion of the portfolio managers on an annual basis. The annual consideration of the securities that meet the selection criteria will take place on or about March 1. The Portfolio employs a strategy to hold securities between its annual rebalancings, even if there are adverse developments concerning a particular security, an industry, the economy or the stock market generally.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goal. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Stock Market Volatility and Securities Selection. The Portfolio invests primarily in equity securities. As with any fund that invests in equity securities, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of “value” stocks may rise or decline under varying market conditions—for example, “growth” stocks may perform well under circumstances in which value stocks in general have fallen. When investing in value stocks which are believed to be undervalued in the market, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a security judged to be undervalued may actually be appropriately priced. In addition, individual securities selected for the Portfolio may underperform the market generally.

Disciplined Strategy. The Portfolio will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio generally will not use certain techniques available to other mutual funds to reduce stock market exposure (e.g., derivatives), the Portfolio may be more susceptible to general market declines than other mutual funds.

Small- and Mid-Market Capitalization. The Portfolio invests in securities without regard to capitalization. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

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Portfolio Highlights: SunAmerica Strategic Value Portfolio

PERFORMANCE INFORMATION

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year, and compare the Portfolio’s average annual returns to those of the Russell 3000® Value Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the Table includes all applicable fees and sales charges. Of course, past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. Updated information on the Portfolio’s performance can be obtained by visiting www.safunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

Effective March 1, 2011, the name of the Portfolio was changed to the SunAmerica Strategic Value Portfolio and certain corresponding changes were made to the Portfolio’s principal investment strategies and techniques. In particular, prior to this date, the Portfolio was managed as a “focused” fund. Accordingly, the performance information prior to March 1, 2011 does not reflect the management of the Portfolio in accordance with its current investment strategy and techniques.

SUNAMERICA STRATEGIC VALUE PORTFOLIO        (Class A)

During the ten-year period shown in the Bar Chart, the highest return for a quarter was 29.12% (quarter ended June 30, 2009) and the lowest return for a quarter was –32.77% (quarter ended December 31, 2008).

	Average Annual Total Returns (as of the periods ended December 31, 2015)
	Past One Year	Past Five Years	Past Ten Years
Class C	–6.09%	9.01%	5.10%
Class A	–10.02%	8.44%	5.17%
Return After Taxes on Distributions (Class A)	–10.33%	8.20%	4.58%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)(1)	–5.42%	6.67%	4.21%

Russell 3000® Value Index	–4.13%	10.98%	6.11%

(1)

When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

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INVESTMENT ADVISER

The Portfolio’s investment adviser is SunAmerica.

PORTFOLIO MANAGERS

Name	Portfolio Manager of the Portfolio Since	Title
Timothy Pettee	2013	Lead Portfolio Manager, Senior Vice President and Chief Investment Strategist at SunAmerica
Timothy Campion	2013	Co-Portfolio Manager, Senior Vice President at SunAmerica
Andrew Sheridan	2013	Co-Portfolio Manager, Senior Vice President at SunAmerica

For important information about purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 12 of the Prospectus.

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Important Additional Information

PURCHASE AND SALE OF PORTFOLIO SHARES

Each Portfolio’s initial investment minimums generally are as follows:

	Class A, Class B and Class C Shares	Class W Shares
Minimum Initial Investment	•non-retirement account: $500 •retirement account: $250 •dollar cost averaging: $500 to open; you must invest at least $25 a month.	$50,000
Minimum Subsequent Investment	•non-retirement account: $100 •retirement account: $25	N/A

You may purchase or sell shares of each Portfolio each day the New York Stock Exchange (“NYSE”) is open. You should contact your broker, financial advisor or financial institution, or, if you hold your shares through the Portfolio, you should contact the Portfolio by phone at 800-858-8850, by regular mail (SunAmerica Mutual Funds c/o BFDS, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (SunAmerica Mutual Funds c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514), or via the Internet at www.safunds.com.

TAX INFORMATION

Each Portfolio’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Shareholder Account Information

SELECTING A SHARE CLASS

Each Portfolio offers a number of classes of shares through this Prospectus, which may include Class A, Class B, Class C and Class W shares.

Each class of shares has its own cost structure, or requirements, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $99,999.99 in any one purchase. Your broker or financial adviser can help you determine which class is right for you.

Class A	Class B	Class C
•Front-end sales charges, as described below. There are several ways to reduce these charges, also described below. •Lower annual expenses than Class B or Class C shares.

•No front-end sales charges; all your money goes to work for you right away.

•Higher annual expenses than Class A shares.

•Deferred sales charge on shares you sell within six years of purchase, as described below.

•Automatic conversion to Class A shares approximately eight years after purchase.

•Purchases in an amount of $100,000 or more will not be permitted. You should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances.

•No front-end sales charges; all your money goes to work for you right away.

•Higher annual expenses than Class A shares.

•Deferred sales charge on shares you sell within twelve months of purchase, as described below.

•No conversion to Class A shares.

Class W

•Offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with a Portfolio, whose use of Class W shares will depend on the structure of the particular advisory fee-based program.

•No sales charges.

•Lower annual expenses than Class A, B or C shares.

CALCULATION OF SALES CHARGES

Class A. Sales charges are as follows:	Sales Charges		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more*	None	None	1.00%

*	Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%.

Investments of $1 million or more. Class A shares are offered with no front-end sales charge with respect to investments of $1 million or more. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

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Shareholder Account Information

Class B. Shares are offered at their net asset value per share (“NAV”), without any front-end sales charge. However, there is a CDSC on shares you sell within six years of purchase. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC.

Class B deferred charges:

Years after purchase	CDSC on shares being sold
1st year or 2nd year	4.00%
3rd or 4th year	3.00%
5th year	2.00%
6th year	1.00%
7th year and thereafter	None

Class C. Shares are offered at their NAV, without any front-end sales charge. However, there is a CDSC of 1% on shares you sell within 12 months after purchase.

Determination of CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases made during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or a reduction in sales charges under the programs described below, the shareholder must notify the Portfolios’ transfer agent (the “Transfer Agent”) (or financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to CDSCs. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Portfolio as described on Page 15 under “Information and Records to be Provided to the Portfolio.”

Reduction in Sales Charges for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Portfolio reserves the right to modify or cease offering these programs at any time without prior notice.

•

Rights of Accumulation. A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at NAV) amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular fund that were previously purchased, shares of other classes of the same fund, as well as shares of any class of any other fund or of any other funds advised by SunAmerica, as long as such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more eligible funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

•

Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase Portfolio shares, you must inform the Transfer Agent if you have entered into a Letter of Intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Portfolio at the time of your purchase of Portfolio shares that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify eligibility for reduced sales charges.

Waivers for Certain Investors for Class A shares. The following individuals and institutions may purchase Class A shares without front-end sales charges. The Portfolio reserves the right to modify or to cease offering these programs at any time.

•

Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Portfolio shares in fee-based investment products under an agreement with AIG Capital Services, Inc. (“ACS” or the “Distributor”). The financial planner, financial institution or broker-dealer must have a supplemental selling agreement and charges its client(s) an advisory fee based on the assets under management on an annual basis.

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•

Participants in certain employer-sponsored benefit plans. The front-end sales charge is waived with respect to shares purchased by employer-sponsored retirement plans that offer the Portfolio(s) as an investment vehicle, including qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, and other pension, educational and profit-sharing plans, but not IRAs.

•	Portfolio Directors and other individuals and their families who are affiliated with SunAmerica or any fund distributed by the Distributor.

•	Selling brokers and their employees and sales representatives and their families (i.e., members of a family unit comprising husband, wife and minor children).

•	Registered management investment companies that are advised by SunAmerica.

•

Financial intermediaries who have entered into an agreement with the Distributor to offer shares through a no-load network or platform, or through self-directed investment brokerage accounts, that may or may not charge a transaction fee to its customers.

Waivers for Certain Investors for Class B and Class C shares. Under the following circumstances, the CDSC may be waived on redemption of Class B and Class C Shares. The Portfolios reserve the right to modify or cease offering these programs at any time without prior notice:

•	Within one year of the shareholder’s death or becoming legally disabled (individual and spousal joint tenancy accounts only).

•

Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. (“SAFS” or the “Servicing Agent”) serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

•	To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

•

Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under “Waivers For Certain Investors for Class A Shares,” such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

•	Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).

Other Sales Charge Arrangements and Waivers. The Portfolios and ACS offer other opportunities to purchase shares without sales charges under the programs described below. The Portfolios reserve the right to modify or cease offering these programs at any time without prior notice.

•

Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from a Portfolio will automatically be reinvested in additional shares of the Portfolio and share class without sales charges, at NAV in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by ACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

•

Exchange of Shares. Shares of a Portfolio may be exchanged for the same class of shares of one or more other retail funds distributed by ACS at NAV at the time of exchange. Please refer to “Additional Investor Services” in this Prospectus for more details about this program. In addition, in connection with advisory fee-based programs sponsored by certain financial intermediaries, and subject to the conditions set forth in the Portfolios’ SAI, shareholders may exchange their Class C shares of the Strategic Value Portfolio into Class A shares of the same Portfolio. Shareholders of the Focused Dividend Strategy Portfolio may exchange their shares (i) from Class A or Class C shares of the Portfolio into Class W shares of the Portfolio and (ii) from Class W shares of the Portfolio into Class A shares of the Portfolio. Please refer to “Exchange Privilege” in the SAI for more details about these types of exchanges and the corresponding sales charge arrangements.

•

Reinstatement Privilege. Within one year of a redemption of Class A, Class B and Class C shares of a Portfolio, the proceeds of the sale may be invested in the same share class of any Portfolio or in the same share class of any other retail fund distributed by ACS without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

Information and Records to be Provided to the Portfolio. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.safunds.com and select the “Products” hyperlink. The Portfolios’ SAI also contains additional information about the sales charges and certain reductions and waivers.

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Shareholder Account Information

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class W) of each Portfolio has its own plan of distribution pursuant to Rule 12b-1 (“Rule 12b-1 Plans”) that provides for distribution and account maintenance fees (collectively, “Rule 12b-1 Fees”) (payable to ACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	up to 0.25%
B	0.75%	up to 0.25%
C	0.75%	up to 0.25%

Because Rule 12b-1 Fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, ACS is paid a fee of 0.15% of average daily net assets of Class W shares in compensation for providing additional shareholder services to Class W shareholders.

OPENING AN ACCOUNT (Classes A, B and C)

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest. The minimum initial investments for the Portfolios are as follows:

•	non-retirement account: $500

•	retirement account: $250

•	dollar cost averaging: $500 to open; you must invest at least $25 a month

The minimum subsequent investments for the Portfolios are as follows:

•	non-retirement account: $100

•	retirement account: $25

The minimum initial and subsequent investments may be waived for certain fee-based programs and/or group plans held in omnibus accounts.

3.	Complete the appropriate parts of the Account Application, carefully following the instructions. If you have any questions, please contact your broker or financial adviser or call Shareholder Services at 800-858-8850.

4.	Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.	Make your initial investment using the chart on the next page. You can also initiate any purchase, exchange or sale of shares through your broker or financial adviser.

As part of your application, you are required to provide information regarding your personal identification under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the “PATRIOT Act”). If we are unable to obtain the required information, your application will be considered to be not in good order (as described below), and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day’s NAV. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver’s license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time after receipt of your application, the account will not be processed or, if processed, the Portfolios reserve the right to redeem the shares purchased and close the account. If a Portfolio closes an account in this manner, the shares will be redeemed at the NAV next calculated after the Portfolio decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax adviser for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.

Investment Through Financial Institutions. Dealers, brokers, financial advisers or other financial institutions (collectively, “Financial Institutions” or “Financial Intermediaries”) may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Portfolios directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Portfolios directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Portfolios due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Portfolio shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Portfolio shares through a Financial Institution, please call your Financial Institution or the Portfolios at 800-858-8850.

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HOW TO BUY SHARES (Classes A, B and C)

Buying Shares Through Your Financial Institution

You may generally open an account and buy Class A, B and C shares through any Financial Institution. Your Financial Institution will place your order on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Portfolio or its agents as described below under “Adding to an Account.” The Portfolios will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Trustees and other individuals who are affiliated with, or employed by an affiliate of, any Portfolio or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Portfolios or their agents as described below under “Opening an Account.”

Buying Shares Through the Portfolio

Opening an Account	Adding to an Account

By check

•  Make out a check for the investment amount, payable to the Portfolio or to SunAmerica Mutual Funds. An account cannot be opened with a Portfolio check.

•  Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

•  All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.

•  Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

•  Make out a check for the investment amount, payable to the Portfolio or to SunAmerica Mutual Funds. Shares cannot be purchased with a Portfolio check.

•  Include the stub from your Portfolio statement or a note specifying the Portfolio name, your share class, your account number and the name(s) in which the account is registered.

•  Indicate the Portfolio and account number in the memo section of your check.

•  Deliver the check and your stub or note to your broker or financial adviser, or mail them to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

By wire

•  Fax your completed application to SunAmerica Fund Services, Inc. at 816-218-0519.

•  Obtain your account number by calling Shareholder Services at 800-858-8850.

•  Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

Boston, MA

ABA #0110-00028

DDA #99029712

ATTN:   (Include name of Portfolio and share class).

FBO:       (Include account number and name(s) in which the account is registered).

Your bank may charge a fee to wire funds.

•  Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

Boston, MA

ABA #0110-00028

DDA #99029712

ATTN:   (Include name of Portfolio and share class).

FBO:       (Include account number and name(s) in which the account is registered).

Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see “Additional Investor Services.”

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Shareholder Account Information

HOW TO SELL SHARES (Classes A, B and C)

Selling Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Portfolios as described below under “Selling Shares Through the Portfolio.” Shares held for you in your various Financial Institution’s name must be sold through the Financial Institution.

Selling Shares Through the Portfolio

By mail

Send your request to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 West 9th Street

Kansas City, MO 64105-1514

Your request should include:

•  Your name

•  Portfolio name, share class and account number

•  The dollar amount or number of shares to be redeemed

•  Any special payment instructions

•  The signature of all registered owners exactly as the account is registered, and

•  Any special documents required to assure proper authorization

On overnight mail redemptions, a $25 fee will be deducted from your account.

By phone
• Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. Eastern time on most business days. • Or, for automated 24-hour account access, call FastFacts at 800-654-4760.

By wire

If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. Eastern time on most business days. Otherwise, you must provide, in writing, the following:

•  The Portfolio name, share class and account number you are redeeming

•  Bank or Financial Institution name

•  ABA routing number, and

•  Account registration

If account registration at your bank is different than your account at SunAmerica, your request must be Medallion Guaranteed. A notarization is not acceptable.

Minimum amount to wire money is $250. A $15 fee per fund will be deducted from your account.

By internet
Visit our website at www.safunds.com, and select the “Click Here for Secure Login” hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see “Additional Investor Services.”

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Certain Requests Require A Medallion Guarantee:

To protect you and the Portfolio from fraud, the following redemption requests must be in writing and include a Medallion Guarantee (although there may be other situations that also require a Medallion Guarantee) if:

•	Redemptions of $100,000 or more

•	The proceeds are to be payable other than as the account is registered

•	The redemption check is to be sent to an address other than the address of record

•	Your address of record has changed within the previous 30 days

•	Shares are being transferred to an account with a different registration

•	Someone (such as an Executor) other than the registered shareholder(s) is redeeming shares (additional documents may be required).

You can generally obtain a Medallion Guarantee from the following sources:

•	A broker or securities dealer

•	A federal savings, cooperative or other type of bank

•	A savings and loan or other thrift institution

•	A credit union

•	A securities exchange or clearing agency.

A notary public CANNOT provide a Medallion Guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (Class W)

Class W shares of the Focused Dividend Strategy Portfolio are offered exclusively for sale through advisory fee-based programs sponsored by certain Financial Intermediaries and any other institutions having agreements with the Portfolio, whose use of Class W shares will depend on the structure of the particular advisory fee-based program. The minimum initial investment for Class W shares of the Portfolio is $50,000 and there is no minimum subsequent investment. The minimum initial investment for Class W shares may be waived for certain fee-based programs. Inquiries regarding the purchase, redemption or exchange of Class W shares or the making or changing of investment choices should be directed to your financial adviser.

TRANSACTION POLICIES (All Portfolios and all Classes)

Valuation of shares. The NAV for each Portfolio and class is determined each business day at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which the Adviser determines that there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of each Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE, unless, in accordance with pricing procedures approved by the Portfolio’s Board of Directors (the “Board of Directors” or the “Board”), the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically reviewed and approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Investments in registered investment companies that do not trade on an exchange are valued at the end of the day NAV. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of fair value pricing.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside of the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will

19

Shareholder Account Information

be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but a Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Portfolios use an outside pricing service to provide them with closing market prices and information used for adjusting those prices.

Buy and sell prices. When you buy Class A, Class B or Class C shares, you pay the NAV plus any applicable sales charges, as described above. When you sell Class A, Class B or Class C shares, you receive the NAV minus any applicable CDSCs. When you buy Class W shares, you pay the NAV. When you sell Class W shares, you receive the NAV.

Execution of requests. Each Portfolio is open on those days when the NYSE is open for regular trading (“Fund business day”). We execute buy and sell requests at the next NAV to be calculated after the Portfolio receives your request in good order. A purchase, exchange or redemption order is in “good order” when a Portfolio, ACS and/or its agent, receives all required information, including properly completed and signed documents. If a Portfolio, ACS or its agent receives your order before the Portfolio’s close of business (generally 4:00 p.m., Eastern time), you will receive that day’s closing price. If a Portfolio, ACS or its agent receives your order after that time, you will receive the next business day’s closing price. The Portfolios reserve the right to reject any order to buy shares.

Certain qualified Financial Institutions may transmit an investor’s purchase or redemption order to the Portfolio’s Transfer Agent after the close of regular trading on the NYSE on a Fund business day. As long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day, the investor will then receive the NAV of the Portfolio’s shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to ensure that purchase and redemption orders by their respective clients are processed expeditiously.

The processing of sell requests and payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission (“SEC”). The Portfolios and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to Office of Foreign Assets Control regulations; (ii) where a Portfolio or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when certain notifications have been received by a Portfolio or its agents that there is a dispute between the registered or beneficial account owners.

Each Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. As a result, the value of a Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares.

If a Portfolio determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment of redemption proceeds wholly or partly in cash, the Portfolio may pay the redemption price by a distribution in kind of securities from the Portfolio in lieu of cash. At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. A Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., wire transfer or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, a Portfolio is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of a Portfolio for shares of the same class of any other retail fund distributed by ACS. Such exchange may constitute a taxable event for U.S. federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under “Additional Investor Services.”

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If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

A Portfolio may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Portfolios at all times also reserve the right to restrict, reject or cancel any exchange transactions, for any reason, without notice. For example, a Portfolio may refuse any sale of Portfolio shares through an exchange by any investor or group if, in the Portfolio’s judgment, the trade: (i) may interfere with the efficient management of the Portfolio’s portfolio; (ii) may appear to be connected with a strategy of market timing (as described below under “Market Timing Trading Policies and Procedures” section); or (iii) may have the potential of otherwise adversely affecting the Portfolio. In making a decision to reject an exchange request, a Portfolio may consider, among other factors, the investor’s trading history in the Portfolio and in other SunAmerica Mutual Funds.

Rejected exchanges. If a Portfolio rejects an exchange request involving the sale of Portfolio shares, the rejected exchange request will also mean that there will be no sales of the shares that would have been used for the exchange purchase. Of course, you may generally redeem shares of the Portfolio at any time, subject to any applicable CDSCs.

Certificated shares. The Portfolios do not issue certificated shares.

Portfolio holdings. A schedule of the Portfolios’ complete holdings, current as of month-end, will be available on the Portfolios’ website, www.safunds.com, approximately 30 days after the end of each month. This information will remain available on the website at least until updated for the next month or until a Portfolio files with the SEC its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Portfolios’ website at www.safunds.com or by calling 800-858-8850, ext. 6003. A Portfolio may terminate or modify this policy at any time without further notice to shareholders.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Portfolios discourage excessive or short-term trading, often referred to as “market timing,” and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Portfolio or any of its service providers, such trading may interfere with the efficient management of the Portfolio, may materially increase the Portfolio’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Portfolio and its shareholders. The Portfolios’ Board of Directors has determined that the Portfolios should not serve as vehicles for frequent trading and has adopted policies and procedures with respect to such trading, which are described in this section.

All Portfolio shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Transfer Agent. While the Portfolios’ expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Portfolios’ Prospectus, the Portfolios may be limited in their ability to monitor the trading activity or enforce the Portfolios’ market timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, should it occur, a Portfolio may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of a Portfolio, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive short-term trading may interfere with efficient management of the Portfolio, increase the Portfolio’s transactions costs, administrative costs and taxes and/or impact Portfolio performance.

In addition, if the nature of a Portfolio’s holdings expose the Portfolio to investors who engage in the type of excessive short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the NAV of the fund’s shares, sometimes referred to as “arbitrage market timing,” there is the possibility that such trading, under certain circumstances, may dilute the value of Portfolio shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund’s portfolio holdings and the NAV of the fund’s shares. Arbitrage market timers may seek to exploit such delays between the change in the value of a mutual fund’s portfolio holdings and the NAV of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of U.S. markets. Also, market timers may seek to exploit Portfolios that hold significant investments in small-cap companies, which may not be frequently traded. The Portfolios have adopted certain fair valuation practices intended to protect the Portfolios from arbitrage market timing and other trading practices that seek to exploit variations in valuation that arise from the nature of the securities held by the Portfolios. However, to the extent a Portfolio’s NAV does not immediately reflect a change in market conditions, short-term trading may dilute the value of the Portfolio’s shares.

Market timing procedures. The Portfolios’ procedures include committing staff of SAFS to monitor trading activity in the Portfolios on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive

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Shareholder Account Information

or short-term and detrimental to a Portfolio. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the Financial Intermediary, a Portfolio’s investment objective, the size of the Portfolio and the dollar amount of the transaction. In the event that such trading activity is identified, and a Portfolio and its service providers in their sole discretion conclude that such trading may be detrimental to the Portfolio, the Portfolio reserves the right to temporarily or permanently bar your future purchases into the SunAmerica funds or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

ACS has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Portfolios pursuant to which the Financial Intermediary undertakes to provide certain information to the Portfolios, including trading information, and also agrees to execute certain instructions from the Portfolios in connection with the Portfolios’ market timing policies. In certain circumstances, a Portfolio may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Portfolio believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of the Portfolio. A Financial Intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the Portfolio’s policy.

A Portfolio may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Portfolio using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Portfolio against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the Financial Intermediary may use alternative techniques that the Portfolio considers to be a reasonable substitute for such a block.

Though implementation of the Portfolios’ procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Portfolios and their service providers seek to make judgments that are consistent with the interests of the Portfolios’ shareholders. There is no assurance that the Portfolios or their service providers will gain access to any or all information necessary to detect market timing. While the Portfolios will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Portfolios cannot represent that such trading activity can be completely eliminated.

Revocation of market timing trades. Transactions placed in violation of a Portfolio’s market timing trading policies are not necessarily deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next Fund business day following receipt by the Portfolio.

ADDITIONAL INVESTOR SERVICES (Classes A, B and C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder Services at 800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any retail fund of your choice distributed by ACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging does not assure profit or protect against a loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

Systematic Withdrawal Plan may be used for periodic withdrawals from your account. The periodic withdrawal amount may be determined either by specifying a fixed dollar amount, or by specifying a percentage of your account assets. The periodic withdrawal amount may not exceed 12% per year based on the value of your account at the time the Plan is established or at the time of withdrawal. To use the Systematic Withdrawal Plan:

•	Make sure you have at least $5,000 worth of shares in your account.

•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

•

Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a Medallion Guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. The Portfolios reserve the right to reject withdrawal requests that are less than $50.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

•	Make sure your dividends and capital gains are being reinvested.

Systematic Exchange Program may be used to exchange shares of a Portfolio periodically for the same class of shares of one or more other retail funds distributed by ACS. To use the Systematic Exchange Program:

•	Specify the Portfolio(s) from which you would like money withdrawn and into which you would like money invested.

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•	Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•	Specify the amount(s). The Portfolios reserve the right to reject exchange requests that are less than $50.

•	Accounts must be registered identically; otherwise a Medallion Guarantee will be required.

Retirement plans. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (k) plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by ACS with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 800-858-8850, ext. 6074.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Account Mailings:

Account statements. Generally, account statements are provided to dealers and shareholders on a quarterly basis.

Transaction confirmations. Generally, you will receive an account confirmation:

•	after every transaction that affects your account balance (except a dividend reinvestment, automatic purchase or automatic redemption, or systematic exchange); and

•	after any change of name or address of the registered owner(s), or after certain account option changes.

IRS tax forms. After the close of every calendar year you should also receive, if applicable, an IRS Form 1099 tax information statement.

These mailings apply to accounts opened through the Portfolio. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual and Semi-annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.safunds.com, and select the “Go Paperless” hyperlink (Note: this option is only available to accounts opened through the Portfolio.).

Dividends. The Portfolios generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid annually by the Strategic Value Portfolio. The Focused Dividend Strategy Portfolio pays income dividends, if any, quarterly. Capital gains distributions, if any, are paid at least annually by the Portfolios. Each of the Portfolios reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Dividend reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio and share class on which they were paid, unless you elect in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash. Alternatively, dividends and distributions may be reinvested in any fund distributed by ACS, or you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder/Dealer Services at 800-858-8850 to change dividend and distribution payment options.

Taxability of dividends. As long as a Portfolio meets the requirements for being a tax-qualified regulated investment company, which each Portfolio has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Dividends you receive from a Portfolio, whether reinvested or taken as cash, are generally considered taxable. A Portfolio intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Portfolio holds its assets). Distributions of investment income reported by a Portfolio as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, a Portfolio must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Portfolio’s shares, for the lower tax rates to apply.

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Shareholder Account Information

Some dividends paid in January, if declared in the previous quarter, will be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you after the close of every calendar year details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional.

Recent regulations require the Portfolios to report to the IRS, and furnish to shareholders, the cost basis information for shares purchased on or after January 1, 2012, and sold on or after that date. The Portfolios will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, the Portfolios will use the average cost method with respect to that shareholder.

“Buying into a dividend.” You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Taxability of transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares. An exchange of shares you currently hold in one class of a Portfolio for shares of another class of the same Portfolio will generally not constitute a taxable transaction for federal income tax purposes. You should talk to your tax adviser before making an exchange.

Other tax considerations. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies or unless the dividends are reported by a Portfolio as being paid in respect of that Portfolio’s “qualified net interest income” or “qualified short-term capital gains,” as discussed in the SAI. However, withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares in the Portfolio. A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. For more information about these requirements, see the SAI.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

By law, each Portfolio must withhold 28% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current United States federal income tax law of an investment in a Portfolio. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in a Portfolio under all applicable laws.

Small accounts (other than Class W). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Portfolio may close out your account and mail you the proceeds. Alternatively, you may be charged an annual fee of $24 to maintain your account. Your account will not be closed if its drop in value is due to Portfolio performance, the effects of sales charges, or administrative fees (for retirement plans only). Certain minimum balance requirements may be waived at the Adviser’s discretion. The involuntary redemptions in small accounts described above do not apply to shares held in omnibus accounts maintained by Financial Intermediaries.

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More Information About the Portfolios

PORTFOLIO INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Portfolio’s investment approach. Following this chart is a Glossary that further describes the investment and risk terminology that we use. Please review the Glossary in conjunction with this chart.

The investment goals of each Portfolio may be changed without shareholder approval.

	Focused Dividend Strategy Portfolio	SunAmerica Strategic Value Portfolio
What is the Portfolio’s investment goal?	Total Return (including Capital Appreciation and Current Income)	Long-term Growth of Capital
What principal investment strategies does the Portfolio use to implement its investment goal?	Value	Value
What are the Portfolio’s principal investment techniques?	Employs a “buy and hold” strategy with thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and the broader market. At least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, will be invested in dividend yielding equity securities.	Employs a “buy and hold” strategy with equity securities selected annually from the Russell 3000® Value Index.
What are the Portfolio’s other significant (non-principal) investments?	•None	•Small-cap companies •Mid-cap companies
What other types of securities may the Portfolio normally invest in as part of efficient portfolio management and which may produce some income?	•Short-term investments •Futures •Exchange-traded funds	•Short-term investments
What risks may affect the Portfolio?	Principal Risks: •Stock market volatility •Securities selection •Disciplined strategy Non-principal Risks: •Affiliated fund rebalancing •Futures contracts •Exchange-traded funds	Principal Risks: •Stock market volatility •Securities selection •Disciplined strategy •Small- and mid-market capitalization Non-principal Risk: •Affiliated fund rebalancing

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More Information About the Portfolios

GLOSSARY

INVESTMENT AND OTHER TERMINOLOGY

Acquired Fund Fees and Expenses are expenses incurred indirectly by a Portfolio as a result of the investments in shares of one or more “acquired funds,” as defined in the registration form applicable to the Portfolio, which generally includes investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

Annual rebalancing. The Focused Dividend Strategy Portfolio will rebalance its holdings on an annual basis, immediately after which the Portfolio will hold approximately an equal value of each of the stocks selected for the Portfolio. The SunAmerica Strategic Value Portfolio will also rebalance its holdings on an annual basis although the weightings of the securities may vary. SunAmerica will implement the rebalancing by purchasing new securities that meet the selection criteria, selling securities that no longer meet the selection criteria, and adjusting each Portfolio’s ownership of securities that continue to meet the criteria in order to achieve the proper weightings of each of the securities.

Capital appreciation is growth of the value of an investment.

Conservation of principal means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

Convertible securities are bonds or preferred stocks that may be exchanged for common stock of the same or a different company. Certain convertible securities may be rated below investment grade.

Currency transactions include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

Current income means money that is received on an ongoing basis from investments.

Equity securities include common and preferred stocks, convertible securities, warrants and rights.

Exchange-traded funds (“ETFs”) are generally structured as investment companies and are traded like traditional equity securities on a national securities exchange. ETFs are typically designed to represent a fixed portfolio of securities designed to track a particular market index. The Focused Dividend Strategy Portfolio will generally invest in ETFs in order to increase its investment exposure pending investment of cash by allowing the Portfolio’s cash assets to perform more like securities, while maintaining liquidity.

It may be necessary under certain foreign laws, less expensive, or more expedient to invest in foreign investment companies, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the investment adviser will not invest in such investment companies unless, in its judgment, the potential benefits justify the payment of any associated fees and expenses.

Growth of capital is growth of the value of an investment.

Market capitalization represents the total market value of the outstanding securities of a corporation.

Futures contract: A futures contract, a type of derivative security, is a standardized contract, traded on a futures exchange, to buy or sell a certain underlying instrument at a certain date in the future, at a specified price. An index futures contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Focused Dividend Strategy Portfolio enters into and closes out an index futures contract, the Portfolio realizes a gain or loss.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

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Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of May 29, 2015, the market capitalization range of companies in the Russell 2000® Index was approximately $177 million to $4.30 billion, which range will vary daily.

Total return is achieved through both growth of capital and income.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

The Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

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More Information About the Portfolios

RISK TERMINOLOGY

Affiliated fund rebalancing: The Portfolios may be investment options for other mutual funds for which SunAmerica serves as investment adviser that are managed as “fund of funds.” From time to time, a Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, a Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Disciplined strategy: The Portfolios will not deviate from their strategy, which entails buying and holding stocks selected through the selection criteria described under “Principal Investment Strategies and Techniques of the Portfolio” on page 3 and 8, respectively, of the Prospectus (except under certain circumstances, such as if necessary to comply with federal tax laws applicable to the Portfolio). The Portfolios will not generally sell stocks in their portfolios and buy different stocks except during their annual rebalancings or as otherwise set forth in the Prospectus, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

Exchange-traded funds: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF typically represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Focused Dividend Strategy Portfolio could lose money investing in an ETF.

Futures contracts: The price volatility of futures contracts has been historically greater than that for traditional securities such as stocks and bonds. The risks associated with the Focused Dividend Strategy Portfolio’s use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying instrument that it is designed to track (e.g., an equity index); (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (iii) if the Portfolio has insufficient cash to meet margin requirements, the Portfolio may need to sell other investments, including at disadvantageous times; and (iv) although the Portfolio will generally purchase only exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the Portfolio may be unable to close out its futures contracts at a time which is advantageous.

Securities selection: A strategy used by a Portfolio, or securities selected by its Adviser, may fail to produce the intended return.

Small- and mid-market capitalization: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

Stock market volatility: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio’s portfolio.

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Portfolio Management

Adviser. SunAmerica manages the Portfolios, provides various administrative services, and supervises the daily business affairs of each Portfolio. SunAmerica also may select subadvisers (“Subadvisers”) to manage all or certain portions of the Portfolios. The Subadvisers are responsible for decisions to buy and sell securities, selection of broker-dealers and negotiation of commission rates for their respective portion of the relevant Portfolio. SunAmerica may terminate any agreement with any Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Portfolios with unaffiliated Subadvisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated Subadvisers for new or existing portfolios, change the terms of particular agreements with unaffiliated Subadvisers or continue the employment of existing unaffiliated Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a portfolio have the right to terminate an agreement with Subadvisers for that portfolio at any time by a vote of the majority of the outstanding voting securities of such portfolio. Shareholders will be notified of any Subadviser changes. The termination and subsequent replacement of a Subadviser can increase transaction costs and portfolio turnover rates, which may result in distributions of short-term capital gains and other tax consequences to shareholders. The order also permits a Portfolio to disclose the Subadvisers’ fees only in the aggregate for each Portfolio.

SunAmerica is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered approximately $74.3 billion of assets as of December 31, 2015. In addition to managing the Portfolios, SunAmerica serves as investment adviser, manager and/or administrator for VALIC Company I, VALIC Company II, SunAmerica Specialty Series, Anchor Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., Seasons Series Trust, SunAmerica Senior Floating Rate Fund, Inc. and SunAmerica Series Trust.

For the fiscal year ended October 31, 2015, each Portfolio paid the Adviser an annual fee equal to the following rates, expressed as an annual percentage of average daily net assets of each Portfolio:

Portfolio	Rate of Investment Advisory Fee
Focused Dividend Strategy Portfolio	0.60% on the first $1.5 billion 0.50% on the next $1.5 billion 0.40% thereafter
SunAmerica Strategic Value Portfolio	0.75%

In addition, pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent noted in the footnotes of the Fee and Expense Table for the SunAmerica Strategic Value Portfolio. Any waivers or reimbursements with respect to the Portfolio are subject to recoupment within two years after the occurence of the waiver and/or reimbursement, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver and/or reimbursement occurred. The Expense Limitation Agreement will continue in effect indefinitely, unless terminated by the Board of Directors, including a majority of the Independent Directors. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of the Portfolio until collection is probable, but appear as a footnote disclosure to the Portfolio’s financial statements. At such time as it appears probable that the Portfolio is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Portfolio for that current period.

Additional Information About SunAmerica

A discussion regarding the basis for the Board of Directors’ approval of investment advisory agreements for the Portfolios is available in the Portfolios’ Annual Report to shareholders for the period ended October 31, 2015.

Distributor. ACS distributes each Portfolio’s shares. The Distributor, a SunAmerica affiliate, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Portfolio’s Class A, Class B and Class C Rule 12b-1 Plans, as applicable.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor in connection with sales of shares of a Portfolio). This compensation may include: (i) full reallowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of a Portfolio. Compensation may also include payment for travel expenses,

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Portfolio Management

including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Broker-dealers may not use sales of the Portfolios’ shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

In certain instances, SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other Financial Intermediaries described above. In addition, SunAmerica, the Distributor or their affiliates (including the Servicing Agent) may make substantial payments to broker-dealers or other Financial Intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or Financial Intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Portfolio shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more Portfolios managed and/or administered by the Adviser. In some circumstances, those types of payments may relate to one or more Portfolios’ inclusion on a Financial Intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other Financial Intermediary or its representatives to recommend or offer shares of the Portfolios to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or Financial Intermediary for more details about any such payments it receives.

Payments by SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Portfolios’ Class A, Class B and Class C Rule 12b-1 Plans. Payments by other affiliates are out of their own resources.

Financial Institution Compensation. If you purchase shares of a Portfolio through a Financial Institution, the Portfolio, SunAmerica, the Distributor or their affiliates may pay the Financial Institution for the sale of Portfolio shares and related services, as described above. These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Portfolio over another investment. Ask your salesperson or visit your Financial Institution’s website for more information.

Servicing Agent. The Servicing Agent assists the Transfer Agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, is paid a monthly fee by each Portfolio for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B, Class C, and Class W shares.

SunAmerica, the Distributor and Servicing Agent are located in Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

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The following individuals are the portfolio managers of the Portfolios:

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience

Focused Dividend Strategy Portfolio	Timothy Pettee Lead Portfolio Manager, Senior Vice President and Chief Investment Strategist	Mr. Pettee joined SunAmerica in 2003. He is Chief Investment Strategist and Lead Portfolio Manager for a number of SunAmerica products. Prior to joining SunAmerica, he was Executive Vice President and Global Director of Research for Schroder Investment Management. His investment experience dates from 1980.

	Timothy Campion Co-Portfolio Manager, Senior Vice President	Mr. Campion joined SunAmerica in February 2012, and is Senior Portfolio Manager. Prior to joining SunAmerica, he held investment-related positions at PineBridge Investments, LLC and AIG Investments where he was part of the asset allocation team. While there, he was also responsible for management and trading of a wide variety of index funds, including domestic and international equities, and fixed-income securities. His investment experience dates from 1996.

	Andrew Sheridan Co-Portfolio Manager, Senior Vice President	Mr. Sheridan joined SunAmerica in 2003 and is Senior Portfolio Manager. While at SunAmerica he also served as an equity research analyst. Prior to joining SunAmerica, Mr. Sheridan worked in the research department at U.S. Trust and the market research division of Greenwich Associates. His investment experience dates from 1999.

SunAmerica Strategic Value Portfolio	Timothy Pettee Lead Portfolio Manager, Senior Vice President and Chief Investment Strategist	See the Focused Dividend Strategy Portfolio above.

	Timothy Campion Co-Portfolio Manager, Senior Vice President	See the Focused Dividend Strategy Portfolio above.

	Andrew Sheridan Co-Portfolio Manager, Senior Vice President	See the Focused Dividend Strategy Portfolio above.

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Financial Highlights

The Financial Highlights table for each Portfolio is intended to help you understand the Portfolio’s financial performance for the past 5 years or since inception. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Portfolio’s financial statements, are incorporated by reference in the SAI, which is available upon request.

FOCUSED DIVIDEND STRATEGY PORTFOLIO

Period Ended	Net Asset Value beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets		Ratio of net invest- ment income (loss) to average net assets		Portfolio Turnover
	Class A
10/31/11	$10.91	$0.31	$0.63	$0.94	$(0.30)	$—	$(0.30)	$11.55	8.67%	$726,140	1.00	%(3)	2.88	%(3)	29%
10/31/12	11.55	0.34	1.63	1.97	(0.34)	—	(0.34)	13.18	17.27	1,916,051	0.98		2.76		20
10/31/13	13.18	0.43	4.44	4.87	(0.42)	(0.17)	(0.59)	17.46	38.00	3,894,978	0.98		2.88		42
10/31/14	17.46	0.43	1.19	1.62	(0.41)	(0.57)	(0.98)	18.10	9.78	3,783,631	1.07		2.47		47
10/31/15	18.10	0.39	0.62	1.01	(0.42)	(1.08)	(1.50)	17.61	6.32	4,213,860	1.06		2.26		56
	Class B
10/31/11	$10.87	$0.24	$0.62	$0.86	$(0.22)	$—	$(0.22)	$11.51	8.01%	$53,211	1.66	%(3)	2.21	%(3)	29%
10/31/12	11.51	0.26	1.61	1.87	(0.26)	—	(0.26)	13.12	16.44	114,794	1.64		2.12		20
10/31/13	13.12	0.33	4.41	4.74	(0.33)	(0.17)	(0.50)	17.36	37.05	237,272	1.64		2.23		42
10/31/14	17.36	0.31	1.19	1.50	(0.30)	(0.57)	(0.87)	17.99	9.10	293,561	1.72		1.82		47
10/31/15	17.99	0.28	0.61	0.89	(0.31)	(1.08)	(1.39)	17.49	5.61	337,033	1.71		1.61		56
	Class C
10/31/11	$10.88	$0.24	$0.62	$0.86	$(0.23)	$—	$(0.23)	$11.51	7.93%	$249,573	1.65	%(3)	2.22	%(3)	29%
10/31/12	11.51	0.26	1.63	1.89	(0.27)	—	(0.27)	13.13	16.58	715,533	1.63		2.10		20
10/31/13	13.13	0.32	4.41	4.73	(0.33)	(0.17)	(0.50)	17.36	37.00	1,922,796	1.63		2.16		42
10/31/14	17.36	0.31	1.18	1.49	(0.30)	(0.57)	(0.87)	17.98	9.05	2,489,569	1.72		1.82		47
10/31/15	17.98	0.28	0.61	0.89	(0.31)	(1.08)	(1.39)	17.48	5.63	3,008,527	1.71		1.61		56
	Class W
05/15/13(4)- 10/31/13 .	$15.66	$0.33	$1.67	$2.00	$(0.20)	$—	$(0.20)	$17.46	12.88%	$1,023,004	0.79	%(3)(5)	2.42	%(3)(5)	42%
10/31/14	17.46	0.45	1.20	1.65	(0.45)	(0.57)	(1.02)	18.09	9.97	1,837,795	0.87		2.66		47
10/31/15	18.09	0.42	0.63	1.05	(0.46)	(1.08)	(1.54)	17.60	6.55	2,360,858	0.86		2.46		56

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursement (recoupments) and expense reductions.
(3)	Net of the following expense reimbursements (based on average net assets):

	10/31/11	10/31/13
Focused Dividend Strategy A	0.01%	—%
Focused Dividend Strategy B	0.02	—
Focused Dividend Strategy C	0.01	—
Focused Dividend Strategy W	—	0.00	(5)

(4)	Inception date of class.
(5)	Annualized

32

STRATEGIC VALUE PORTFOLIO

Period Ended	Net Asset Value beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)		Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets		Ratio of net invest- ment income (loss) to average net assets		Portfolio Turnover
	Class A
10/31/11	$15.43	$0.05	$0.29		$0.34	$—	$—	$—	$15.77	2.20%	$94,187	1.64	%(3)	0.28	%(3)	106%
10/31/12	15.77	0.20	1.94		2.14	(0.03)	—	(0.03)	17.88	13.64	114,965	1.49		1.19		55
10/31/13	17.88	0.23	4.92	(4)	5.15	(0.24)	—	(0.24)	22.79	29.21	164,273	1.46		1.16		76
10/31/14	22.79	0.24	3.11		3.35	(0.17)	(0.10)	(0.27)	25.87	14.83	190,621	1.42		0.98		64
10/31/15	25.87	0.36	(0.22)		0.14	(0.27)	—	(0.27)	25.74	0.56	186,699	1.43		1.39		57
	Class C
10/31/11	$14.50	$(0.07)	$0.29		$0.22	$—	$—	$—	$14.72	1.52%	$44,407	2.33	%(3)	(0.43	)%(3)	106%
10/31/12	14.72	0.09	1.80		1.89	—	—	—	16.61	12.84	39,882	2.15		0.54		55
10/31/13	16.61	0.09	4.58	(4)	4.67	(0.12)	—	(0.12)	21.16	28.33	60,267	2.12		0.49		76
10/31/14	21.16	0.07	2.89		2.96	(0.06)	(0.10)	(0.16)	23.96	14.08	61,937	2.08		0.33		64
10/31/15	23.96	0.18	(0.20)		(0.02)	(0.13)	—	(0.13)	23.81	(0.09)	54,893	2.09		0.73		57

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Net of the following expense reimbursements (recoupments) (based on average net assets):

10/31/11
SunAmerica Strategic Value A	(0.06)%
SunAmerica Strategic Value C	(0.09)

(4)	Includes the effect of a merger.

33

For More Information

The following documents contain more information about the Portfolios and are available free of charge upon request:

Annual and Semi-annual Reports. Additional information about the Portfolios is contained in the financial statements and portfolio holdings in the Portfolios’ Annual and Semi-annual Reports. In the Portfolios’ Annual Report, you will find a discussion of the investment operations and the factors that significantly affected each Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI contains additional information about the Portfolios’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this Prospectus.

You may obtain copies of these documents or ask questions about the Portfolios by contacting SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at www.safunds.com, or by calling your broker or financial adviser.

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View your shareholder reports online!

Enroll for electronic delivery of Prospectuses and Annual Reports by visiting our website at www.safunds.com and clicking on the “Go Paperless!” icon to register. Why Go Paperless?

•	Immediate receipt of important Portfolio information

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Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us online if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Funds. All personal information is encrypted and is completely secure.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 202-551-8090 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG Capital Services, Inc.

INVESTMENT COMPANY ACT

File No. 811-07797

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Distributed by AIG Capital Services, Inc.

Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

www.safunds.com

S5118FOC - 2/16

SUNAMERICA SERIES, INC.

Statement of Additional Information

dated February 29, 2016

Harborside Financial Center	General Marketing and
3200 Plaza 5	Shareholder Information
Jersey City, NJ 07311-4992	(800) 858-8850

SunAmerica Series, Inc. (the “Fund”) consists of six different portfolios: Focused Dividend Strategy Portfolio, SunAmerica Strategic Value Portfolio, Focused Dividend Strategy II Portfolio, SunAmerica Select Dividend Growth Portfolio, Focused Balanced Strategy Portfolio and Focused Multi-Asset Strategy Portfolio. This Statement of Additional Information (“SAI”) relates only to two of the portfolios: Focused Dividend Strategy Portfolio (“Dividend Strategy Portfolio”) and SunAmerica Strategic Value Portfolio (“Strategic Value Portfolio”) (each, a “Portfolio” and collectively, the “Portfolios”). Each Portfolio has distinct investment objectives and strategies.

This SAI is not a Prospectus, but should be read in conjunction with the Portfolios’ Prospectus dated February 29, 2016. The SAI expands upon and supplements the information contained in the current Prospectus of the Portfolios, and should be read in conjunction with the Prospectus. The Prospectus is incorporated by reference into this SAI and this SAI is incorporated by reference into the Prospectus. The Portfolios’ audited Financial Statements from the Portfolios’ Annual Report have been incorporated by reference into this SAI. You may request a copy of the Prospectus or Annual Report at no charge by calling 800-858-8850. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

Each Portfolio is managed by SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”).

Class	Focused Dividend Strategy Portfolio Ticker Symbols	SunAmerica Strategic Value Portfolio Ticker Symbols
A Shares	FDSAX	SFVAX
B Shares	FDSBX	—
C Shares	FDSTX	SFVTX
W Shares	FDSWX	—

No dealer, salesperson or other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, SunAmerica or AIG Capital Services, Inc. (“ACS” or the “Distributor”) This SAI and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

ii

HISTORY OF THE FUND

The Fund, organized as a Maryland corporation on July 3, 1996, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund currently consists of six Portfolios: Focused Dividend Strategy Portfolio, SunAmerica Strategic Value Portfolio, Focused Dividend Strategy II Portfolio, SunAmerica Select Dividend Growth Portfolio, Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio. The Dividend Strategy Portfolio and Strategic Value Portfolio are diversified, as that term is defined in the 1940 Act. Each Portfolio offers different classes, including Class A, Class B, Class C, and Class W shares. Class A and Class B shares of the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio and the Value Portfolio commenced offering on November 19, 1996. Class C shares of those Portfolios commenced offering March 6, 1997. Class A, Class B and Class C shares of the Large-Cap Growth Portfolio, the Large-Cap Blend Portfolio, the Large-Cap Value Portfolio and Small-Cap Value Portfolio commenced offering October 15, 1997. On March 31, 1998, the Directors approved the creation of the Focus Portfolio, which commenced offering on June 1, 1998. On December 1, 1998, Class C shares of each of the Portfolios except Focus Portfolio were redesignated as Class II shares. On April 1, 1999, the Large-Cap Blend Portfolio changed its name to the Focused Growth and Income Portfolio. On October 19, 1999, the Directors approved the creation of the Focused Value Portfolio, which commenced offering on November 1, 1999. Effective on February 28, 2001, the Focus Portfolio changed its name to the Focused Growth Portfolio and the Aggressive Growth Portfolio changed its name to the Multi-Cap Growth Portfolio. The Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Multi-Cap Value Portfolio, Small-Cap Value Portfolio and Focused Growth Portfolio each also offer Class Z shares. The Class Z shares of the Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio commenced offering on April 1, 1998. The Class Z shares of the Focused Growth Portfolio commenced offering on April 1, 1999. On February 17, 2000, the Directors approved the creation of the Focused TechNet Portfolio, which commenced offering on May 1, 2000. The Class Z shares of the Focused TechNet Portfolio commenced offering on October 3, 2000. The Class X shares of the Focused Growth and Income Portfolio and Focused Multi-Cap Growth commenced offering on January 30, 2002 and August 1, 2002 respectively.

On August 22, 2001, the Board of Directors of the Fund (the “Board” or “Directors”) approved the renaming of the Value Portfolio to the Multi-Cap Value Portfolio, effective November 16, 2001, the creation of the Small-Cap Growth Portfolio, effective November 16, 2001, offering Classes A, B, II and I; and authorized Class I for all Portfolios. The Small-Cap Growth Portfolio was the survivor of a reorganization with Small Cap Growth Fund of North American Funds (the “Prior Small Cap Growth Fund”), which was consummated on November 16, 2001. The Directors also approved the creation of the Focused International Portfolio and authorized Classes A, B, II, I and Z; the Fund commenced offering Classes A, B and II on November 1, 2001. Class I of the Multi-Cap Value Portfolio commenced on November 16, 2001. On November 16, 2001, the International Equity Portfolio reorganized with the International Equity Fund of SunAmerica Equity Funds and three series of North American Funds. Shares of the International Equity Portfolio of the Fund are no longer offered.

On April 11, 2002, the Board called a shareholder meeting for the purposes of reorganizing the Large Cap Growth Portfolio into the Focused Large-Cap Growth Portfolio, and the Mid-Cap Growth Portfolio into the Focused Multi-Cap Growth Portfolio. On April 11, 2002, the Board approved the renaming of certain portfolios of the Fund as follows: The Large-Cap Value Portfolio to the “Focused Large-Cap Value Portfolio,” the Small-Cap Value Portfolio to the “Focused 2000 Value Portfolio,” the Multi-Cap Value Portfolio to the “SunAmerica Value Fund,” the Small-Cap Growth Portfolio to the “Focused 2000 Growth Portfolio,” the Multi-Cap Growth Portfolio to the “Focused Multi-Cap Growth Portfolio,” the Focused Value Portfolio to the “Focused Multi-Cap Value Portfolio,” the Focused International Portfolio to the “Focused International Equity Portfolio,” and the Focused Growth Portfolio to the “Focused Large-Cap Growth Portfolio.”

On September 6, 2002, the Large-Cap Growth Portfolio and the Mid-Cap Growth Portfolio reorganized into the Focused Large-Cap Growth Portfolio and Focused Multi-Cap Growth Portfolios, respectively. Shares of the Large-Cap Growth and Mid-Cap Growth Portfolios are no longer offered. On October 30, 2003, the Directors approved the reorganization of the SunAmerica Value Fund into the SunAmerica Value Fund of SunAmerica Equity Funds. On October 30, 2003, the Directors approved the creation of the Focused Dividend Strategy Portfolio offering Classes A, B, II and I. The Focused Dividend Strategy Portfolio is the survivor of a reorganization with the Focused Dividend Strategy Portfolio of SunAmerica Equity Funds (the “Prior Focused Dividend Strategy Portfolio”), which was consummated on February 20, 2004.

At a meeting of the Fund’s Board held on October 30, 2003, the Board approved a name change for the Fund: Effective January 1, 2004, the name SunAmerica Style Select Series, Inc. was changed to SunAmerica Focused Series, Inc.

On January 15, 2004, the Board approved the redesignation of Class II shares as Class C shares for each of the Portfolios, to be effective on February 20, 2004. On December 1, 2004, the Directors approved the establishment of the Focused Mid-Cap Growth Portfolio and the Focused Mid-Cap Value Portfolio both of which commenced offering on August 3, 2005. On

December 1, 2004, the Board approved changing the names of the Focused 2000 Value Portfolio and the Focused 2000 Growth Portfolio to the Focused Small-Cap Value and the Focused Small-Cap Growth Portfolio, respectively.

On August 30, 2005, the Board approved the liquidation of Class X shares of both the Focused Growth and Income Portfolio and the Focused Multi-Cap Growth Portfolio. On November 9, 2006, the Board approved the redesignation of the names of the Focused Multi-Cap Growth Portfolio and the Focused Multi-Cap Value Portfolio to the Focused Growth Portfolio and the Focused Value Portfolio, respectively.

On January 22, 2007, the Directors approved the establishment of the Focused StarALPHA Portfolio.

On October 24, 2007, the Board approved the termination of sales of I Class shares of each of the Focused Mid-Cap Growth and Focused Mid-Cap Value Portfolios. Effective October 25, 2007, Class I shares of these Portfolios are no longer offered for sale.

On August 26, 2008, the Directors approved the reorganization of the Focused International Equity Portfolio into the International Equity Fund, a series of SunAmerica Equity Funds. The reorganization was approved by shareholders of the Focused International Equity Portfolio on December 16, 2008, and became effective on January 12, 2009.

On June 9, 2009, the Board approved the creation of Class I shares of the Growth and Income Portfolio. Class I of the Growth and Income Portfolio commenced offering on August 28, 2009.

On June 2, 2009, the Directors approved the reorganization of the Focused Large-Cap Value Portfolio into the SunAmerica Value Fund, a series of SunAmerica Equity Funds. The reorganization was approved by shareholders of the Focused Large-Cap Value Portfolio on October 16, 2009, and became effective on October 26, 2009.

On June 2, 2009, the Directors approved the reorganization of the Focused Mid-Cap Value Portfolio into the SunAmerica Small-Cap Value Portfolio, a series of SunAmerica Series, Inc. The reorganization was approved by shareholders of the Focused Mid-Cap Value Portfolio on October 16, 2009, and became effective on October 26, 2009.

On June 2, 2009, the Directors approved the reorganization of the Focused Mid-Cap Growth Portfolio into the Focused Small-Cap Growth Portfolio, a series of SunAmerica Series, Inc. The reorganization was approved by shareholders of the Focused Mid-Cap Growth Portfolio on October 16, 2009, and became effective on December 7, 2009.

On December 6, 2010, the Directors approved the renaming of the Focused Value Portfolio to the SunAmerica Strategic Value Portfolio, effective February 28, 2011.

On December 6, 2010, the Directors approved the renaming of the Fund from SunAmerica Focused Series, Inc. to SunAmerica Series, Inc., effective February 28, 2011.

On March 6, 2012, the Directors approved the reorganization of each of the Focused Growth Portfolio, Focused Technology Portfolio and Focused StarALPHA Portfolio into SunAmerica Focused Alpha Growth Fund, a series of SunAmerica Specialty Series, and approved the reorganization of Focused Growth and Income Portfolio into SunAmerica Focused Alpha Large-Cap Fund, also a series of SunAmerica Specialty Series. Each reorganization was approved by the shareholders on July 31, 2012 and became effective on August 13, 2012.

On March 5, 2013, the Board approved the creation of Class W shares of the Focused Dividend Strategy Portfolio.

On March 8, 2013, the Directors approved the reorganization of Focused Small-Cap Growth Portfolio and Focused Small-Cap Value Portfolio into SunAmerica Focused Alpha Growth Fund, a series of SunAmerica Specialty Series, and SunAmerica Strategic Value Portfolio, a series of the Fund. Each reorganization was approved by shareholders on June 20, 2013 and became effective on July 22, 2013. On July 19, 2013, the Directors approved the reorganization of Focused Large-Cap Growth Portfolio into SunAmerica Focused Alpha Large-Cap Fund, a series of SunAmerica Specialty Series. The reorganization was approved by shareholders on October 10, 2013 and became effective on October 28, 2013.

On December 3, 2013, the Directors approved the establishment of the SunAmerica Select Dividend Growth Portfolio. On January 22, 2014, the Directors approved the establishment of the Focused Dividend Strategy II Portfolio. The Directors approved offering Class A, C and W shares for both the SunAmerica Select Dividend Growth and Focused Dividend Strategy II Portfolios.

On December 2, 2014, the Strategic Value Portfolio stopped offering Class B shares to new or existing shareholders. On January 27, 2015, all outstanding Class B shares of the Strategic Value Portfolio were converted to Class A shares of the Portfolio.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of each of the Portfolios are described in the Portfolios’ Prospectus. Certain types of securities in which the Portfolios may invest and certain investment practices that the Portfolios may employ are described under “More Information about the Portfolios – Investment Strategies” in the Prospectus, and are discussed more fully below. Unless otherwise specified, each Portfolio may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Warrants and Rights

Each Portfolio may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Convertible Securities and Preferred Stocks

Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Certain convertible securities may be rated below investment grade. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, each Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

Investment in Small, Unseasoned Companies

As described in its Prospectus, the Strategic Value Portfolio may invest in the securities of small companies. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

Mid-cap companies may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more than those in volatile large-cap companies.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investments made solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Strategic Value Portfolio is authorized to invest in foreign securities. The Portfolio may purchase securities issued by issuers in any country.

Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”). Each Portfolio may also invest in securities of foreign issuers in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The Portfolios may invest in non-U.S. dollar denominated securities of foreign companies. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Portfolio’s custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio’s investment policies, the Portfolio’s investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets. Each Portfolio also may invest in securities denominated in European Currency Units (“ECUs”). An ECU is a “basket” consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, each Portfolio may invest in securities denominated in other currency “baskets.”

Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities (in some countries) of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can potentially provide higher rates of return to investors.

The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio’s non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or a decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Because the Portfolios may invest in securities that are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Portfolios’ shares may change on days when a shareholder will not be able to purchase or redeem shares.

Investment Companies

The Portfolios may invest in the securities of other open-end or closed-end investment companies subject to the limitations set forth in the “Investment Restrictions” section of this SAI, although it is each Portfolio’s policy that it will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on sections 12(d)(1)(F) or 12(d)(1)(G) under the 1940 Act. Under the 1940 Act, a Portfolio may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company. The Portfolios will not invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees and expenses. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests. The Portfolios may also invest in exchange traded funds (“ETFs”). Most ETFs are investment companies and therefore, a Portfolio’s purchase of ETF shares generally are subject to the limitations on, and the risks of, an investment companies’ investments in other investment companies. Investing in index-based ETFs will give a Portfolio exposure to the securities comprising the index on which the ETF is based and will expose the Portfolio to risks similar to those of investing directly in those securities. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value (“NAV”), and therefore may trade at either a premium or discount to NAV. However, the trading prices of index-based ETFs tend to closely track the actual NAV of the underlying portfolios. A Portfolio will generally gain or lose value on holdings of an ETF consistent with the performance of the index on which the ETF is based. A Portfolio will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Fixed Income Securities

Each of the Portfolios may invest in debt securities that the Adviser expects have the potential for capital appreciation and which are rated as low as “BBB” by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s”), or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, determined by the Adviser to be of equivalent quality; provided, however, that the Dividend Strategy Portfolio and Strategic Value Portfolio do not intend to invest in fixed income securities except as otherwise provided under “Short-Term Debt Securities” below.

Each of the Portfolios may also invest up to 20% of its total assets in debt securities rated below “BBB” or “Baa” or, if unrated, determined by the Adviser to be of equivalent quality (junk bonds).

Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called “floating rate instruments,” changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates — when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. This is often referred to as interest rate risk. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest. This is often referred to as credit risk.

“Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor’s (AAA, AA, A or BBB including the + or – designations) or by Moody’s (Aaa, Aa, A or Baa including the + or – designations), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Portfolios have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by the Adviser to determine the appropriate course of action.

Risks of Investing in Lower Rated Bonds

As described above, debt securities in which the Portfolios may invest may be in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody’s or BB or lower by Standard & Poor’s (and comparable unrated securities) (commonly known as “junk bonds”). For a description of these and other rating categories, see Appendix.

These types of securities can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as: (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions that may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high yield, high-risk bonds.

High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market.

There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Portfolio may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Portfolio’s portfolio securities than in the case of securities trading in a more liquid market.

Ratings assigned by Moody’s and Standard & Poor’s to high yield bonds, like those assigned to other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of a Portfolio’s objective more dependent on the Adviser’s own credit analysis than is the case for higher-rated bonds.

Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

As a result of all these factors, the NAV of a Portfolio, to the extent it invests in high yield bonds, is expected to be more volatile than the NAV of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause a Portfolio to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

Corporate Debt Instruments

These instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate. The Portfolios may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year.

U.S. Government Securities

Each Portfolio may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

Each Portfolio may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. Obligations of the Government National Mortgage Association (“GNMA”), the Farmer’s Home Administration (“FMHA”) and the Export-Import Bank are backed by the full faith and credit of the U.S.

Each Portfolio may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the U.S., a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

Certain Additional Risk Factors Relating to High-Yield Bonds Sensitivity to Interest Rate and Economic Changes

High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and a Portfolio’s NAV.

Payment Expectation

High-yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If a Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.

Liquidity and Valuation

There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio’s ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If a Portfolio is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Directors to value such Portfolio’s investment Portfolio and the Portfolio’s Directors may have to use a greater degree of judgment in making such valuations.

Asset-Backed Securities

Each Portfolio may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Instruments backed by pools of receivables are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Portfolio’s ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Loan Participations

Each Portfolio may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company’s name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

The borrower of the underlying loan will be deemed to be the issuer except to the extent the Portfolio derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Portfolio may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Adviser, they cannot be sold within seven days.

Short-Term Debt Securities

Each Portfolio may invest in money market investments, such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit, to manage cash in connection with pending investments into the securities selected for each Portfolio. The portfolio managers for the Dividend Strategy Portfolio and Strategic Value Portfolio may also, in their discretion, maintain a cash position in these Portfolios for general cash management purposes (e.g., for liquidity purposes to meet redemptions and expenses), which may be invested in money market instruments. The Dividend Strategy Portfolio and Strategic Value Portfolio do not intend to invest in money market instruments for temporary defensive purposes, nor do they intend to invest in fixed income securities, as described under “Fixed Income Securities,” above, unless such fixed income securities are of the type of short-term investments described below.

Money Market Securities

Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.

Commercial Bank Obligations

Certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. A Portfolio may also invest in obligations issued by U.S. commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the Federal Deposit Insurance Corporation (“FDIC”). A Portfolio may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks.

Savings Association Obligations

Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. A Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the FDIC.

Commercial Paper

Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. A Portfolio may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor’s and by Moody’s, or (b) other commercial paper deemed on the basis of the issuer’s creditworthiness to be of a quality appropriate for the Portfolio. See the Appendix for a description of the ratings. A Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase. The commercial paper in which a Portfolio may invest includes variable amount master demand notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. Investments in these instruments are limited to those that have a demand feature enabling the Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days’ notice. In connection with master demand note arrangements, the Adviser, subject to the direction of the Directors, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or Standard & Poor’s and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser has reason to believe that the borrower could not make timely repayment upon demand.

Corporate Bonds and Notes

A Portfolio may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. A Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor’s and Moody’s. See the Appendix for a description of investment-grade ratings by Standard & Poor’s and Moody’s.

Government Securities

Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. See “U.S. Government Securities” above. A Portfolio may also purchase securities issued or guaranteed by a foreign government, its agencies or instrumentalities. See “Foreign Securities” above.

Repurchase Agreements

A Portfolio may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Adviser. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio’s money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio’s net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

Disciplined Strategy

The Dividend Strategy Portfolio and Strategic Value Portfolio will not deviate from their strategies, which entail buying and holding stocks selected through the selection criteria described in the Prospectus. The Portfolios will not generally sell stocks in their portfolios and buy different stocks except during their annual rebalancings or as otherwise set forth in the Prospectus, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful. In addition, as noted in the Prospectus, twenty of the stocks in the Dividend Strategy Portfolio will be selected from the Russell 1000® Index, although stocks in the financials and utilities sectors will generally be excluded from this twenty stock selection process. For purposes of determining whether a stock is considered to be in the financials or utilities sector, the Dividend Strategy Portfolio will use the classification assigned to the stock by the Global Industry Classification Standard (“GICS”)SM developed and administered by Morgan Stanley Capital International (“MSCI”) and Standard & Poor’s (“S&P”) or the classification assigned by another unaffiliated third party data provider.

Corporate Transactions Involving Portfolio Companies of the Dividend Strategy Portfolio and Strategic Value Portfolio

In the event a corporate transaction such as a reorganization, merger, acquisition or bankruptcy affects the issuer of securities held by Dividend Strategy Portfolio’s or Strategic Value Portfolio’s portfolio, the Portfolios generally will not alter their portfolio holdings unless the new security received by the Portfolio does not meet the Portfolio’s selection criteria. For example, if as a result of a merger, a stock held in Dividend Strategy Portfolio’s or Strategic Value Portfolio’s portfolio is automatically exchanged for a stock of another company, the Portfolio would generally continue to hold the newly received stock if it met its selection criteria. If the newly received stock did not meet the selection criteria, the portfolio managers would generally dispose of such stock and replace it with a stock that did meet its selection criteria. In the event that the Dividend Strategy Portfolio or Strategic Value Portfolio were to receive cash in exchange for their entire position in an issuer upon a corporate event, each Portfolio would generally replace the issuer in its portfolio.

Eurodollar Instruments

If and to the extent authorized to do so, a Portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR (the London Inter-Bank Offer Rate, the interest rate that banks charge each other for loans), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

A Portfolio’s use of Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures (currently no Portfolio uses this strategy); (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts on foreign currencies at a lower rate than the spot (“cash”) rate. Dividend Strategy Portfolio and Strategy Value Portfolio do not intend to use this strategy. Additional information about the derivatives the Portfolio may use is provided below.

Futures Contracts and Options on Futures

Futures. The Dividend Strategy Portfolio may enter into futures transactions for investment purposes in U.S. equity index futures.

A futures contract is generally a standardized, transferable, exchange-traded contract that requires delivery of a commodity, bond, currency, stock index, or other underlying reference asset, at a specified price, on a specified future date.

The risks associated with the Portfolio’s use of futures contracts include the risk that: (i) losses caused by sudden, unanticipated market movements may be significant; (ii) changes in the price of a futures contract may not always track the changes in market value of the underlying reference item; (iii) the underlying reference item may not perform the way the Adviser expected it to; (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (v) if the Portfolio has insufficient cash to meet margin requirements, the Portfolio may need to sell other investments, including at disadvantageous times; and (vi) although the Portfolio will generally purchase only exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the Portfolio may be unable to close out its futures contracts at a time which is advantageous.

Upon entering into a futures transaction, the Portfolio will be required to deposit an initial margin payment with a futures commission merchant (the “Futures Broker”). The initial margin payment will be deposited with the Futures Broker in an account registered in the Portfolio’s name. The Portfolio generally intends to deposit repurchase agreements or other money market instruments with the Futures Broker for the initial margin payment. As the future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the Futures Broker on a daily basis. If the Portfolio is required to increase its variation margin when the Portfolio has insufficient cash, the Portfolio may need to sell securities or other assets, including at disadvantageous times to meet such margin requirements. Prior to expiration of the future, if the Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The Portfolio may purchase or sell stock index or bond index or single bond futures contracts for either investment purposes or to attempt to hedge the Portfolio’s current or intended investments against broad fluctuations in stock or bond prices. For example, the Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to either directly benefit from the increase in value of the futures or to attempt to offset the decrease in market value of the Portfolio’s securities portfolio that might otherwise result. If such decline in the market value of the Portfolio’s securities occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Portfolio is not fully invested in the securities market and/or if the Portfolio anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may provide gains for the Portfolio or offset, in part or entirely, increases in the cost of securities that the Portfolio intends to purchase. If used for hedging purposes, as such purchases of securities are made, the corresponding positions in stock or bond index futures contracts would be closed out.

Options on Futures. As noted above, the Portfolio may purchase and write options on stock and bond index futures contracts. (Unless otherwise specified, options on stock and bond index futures contracts are collectively referred to as “Options on Futures.”)

The Portfolio may write a call on a futures contract for investment purposes or as a partial hedge against declining prices of the securities in the Portfolio’s portfolio. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides additional income that may provide a partial hedge against any decline that may have occurred in the Portfolio’s portfolio holdings. The Portfolio may write a put option on a futures contract for investment purposes or as a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, which provides additional income and may provide a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Portfolio’s losses from exercised options on futures may to some extent, if utilized for hedging purposes, be reduced or increased by changes in the value of portfolio securities.

The Portfolio may purchase options on futures for direct investment purposes or hedging purposes instead of purchasing or selling the underlying futures contract. For example, where a market-wide decline or changes in interest or exchange rates are anticipated, the Portfolio may purchase put options in lieu of selling a futures contract or for investment purposes. In the event that such decrease or changes occur, the Portfolio should profit on the option and any loss on the Portfolio’s futures contracts may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Portfolio could purchase calls on futures, rather than purchasing the underlying futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

Interest-Rate Swaps, Mortgage Swaps, Caps, Collars and Floors

In order to protect the value of portfolios from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Portfolios’ investments are traded, the Portfolio may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are either individually negotiated, or a certain number of such swaps are standardized and may be executed on an electronic trading facility, however, in each case, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Portfolio will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Portfolio’s limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as the Adviser will segregate assets with respect to such transactions, SunAmerica believes such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate NAV at least equal to the accrued excess will be maintained by a custodian in a manner that satisfies the requirements of the 1940 Act. The Portfolio will also segregate cash or liquid securities with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Portfolio.

A Portfolio will enter into these transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risk. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

Regulatory Aspects of Derivatives and Hedging Instruments

Transactions in options by a Portfolio are subject to limitations established by the CFTC and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to futures and economically equivalent derivatives contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Each Portfolio is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Portfolios, from registration as a “commodity pool operator” with respect to the Portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Portfolios under the CEA. As a result, effective December 31, 2012, each Portfolio is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish a Portfolio’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, each Portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), enacted in July 2010, includes provisions that comprehensively regulates over-the-counter (“OTC”) derivatives, such as OTC foreign currency transactions (other than a limited category exempted trades), interest rate swaps, swaptions, mortgage swaps, caps, collars and floors, and other OTC derivatives that a Portfolio may employ in the future. Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of OTC derivatives must be executed in regulated markets and be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain OTC derivatives must be cleared and traded on a regulated exchange and will impose these requirements on additional OTC derivatives in the future). OTC derivatives submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the CFTC. OTC derivatives dealers typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives and new requirements will apply to the holding of customer collateral by OTC derivatives dealers. These requirements may increase the amount of collateral a Portfolio is required to provide and the costs associated with providing it. OTC derivative dealers also are required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations, as was widely permitted before Dodd-Frank. This has and will continue to increase the OTC derivative dealers’ costs, and these increased costs may be passed through to a Portfolio in the form of higher upfront and mark-to-market margin, less favorable trade pricing, and the imposition of new or increased fees, including clearing account maintenance fees.

OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, a Portfolio will not face a clearinghouse directly but rather through an OTC derivatives dealer that is registered with the CFTC or SEC to act as a clearing member. The Portfolio may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

The SEC and CFTC will also require a substantial portion of derivative transactions that are currently executed on a bi-lateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future. The SEC has not indicated when they will impose clearing or trade execution requirements on the OTC derivatives that they regulate. Such requirements may make it more difficult and costly for a Portfolio to enter into highly tailored or customized transactions. They may also render certain strategies in which a Portfolio might otherwise engage impossible or so costly that they will no longer be economical to implement. If a Portfolio decides to become a direct member of one or more of these exchanges or execution facilities, the Portfolio will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.

OTC derivative dealers are currently required to register with the CFTC and will ultimately be required to register with the SEC. Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivative dealers, which costs may be passed along to the Portfolios as market changes continue to be implemented. The overall impact of Dodd-Frank on the Portfolios remains highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime, along with additional, sometimes overlapping, regulatory requirements imposed by non-U.S. regulators.

In addition, the CFTC and the United States commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges. For example, the CFTC currently imposes speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. Dodd-Frank significantly expands the CFTC’s authority to impose position limits with respect to futures contracts and options on futures contracts, swaps that are economically equivalent to futures or options on futures, and swaps that are traded on a regulated exchange and certain swaps that perform a significant price discovery function. In response to this expansion of its authority, in 2012, the CFTC proposed a series of new speculative position limits with respect to futures and options on futures on so-called “exempt commodities” (which includes most energy and metals contracts) and with respect to agricultural commodities. Those proposed speculative position limits were vacated by a United States District Court, but the CFTC has again proposed a new set of speculative position rules which are not yet finalized (or effective). If the CFTC is successful in this second try, the counterparties with which a Portfolio deals may further limit the size or duration of positions available to the Portfolio. All accounts owned or managed by the Adviser are likely to be combined for speculative position limit purposes. A Portfolio could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to a Portfolio.

Asset Coverage for Certain Derivative Transactions

The Portfolios will comply with guidelines established by the SEC with respect to coverage of certain derivative transactions. These guidelines may, in certain instances, require segregation by a Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. With respect to futures and forward contracts that are not contractually required to “cash-settle,” for example, a Portfolio covers its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures and forward contracts that are contractually required to “cash-settle,” however, a Portfolio sets aside liquid assets in an amount equal to the Portfolio’s daily mark-to-market (net) obligation (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. Segregated assets cannot be sold or transferred unless an equivalent amount of assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

As another example, a call option written by a Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If a Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The Adviser will monitor a Portfolio’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Portfolio’s portfolio investments.

Possible Risk Factors in Hedging

Participation in the options or Futures markets involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser’s predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio’s securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the derivatives that is not offset by a reduction in the price of the debt securities purchased.

Other Derivatives Strategies

In the future, each Portfolio may employ strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio’s investment objectives, legally permissible and adequately disclosed.

Illiquid and Restricted Securities

No more than 15% of the value of a Portfolio’s net assets determined as of the date of purchase may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, stripped mortgage securities, inverse floaters, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, as described below).

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

For example, restricted securities that the Board, or the Adviser pursuant to guidelines established by the Board, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to Section 4(a)(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Directors. In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Directors, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

Commercial paper issues in which a Portfolio’s net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. Section 4(a)(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio’s 15% limitation on investments in illiquid securities includes Section 4(a)(2) paper other than Section 4(a)(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Directors. The Directors have delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(a)(2) paper, pursuant to guidelines approved by the Directors that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions. The staff of the SEC has taken the position that purchased OTC options and the assets used as “cover” for written OTC options are illiquid. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

Hybrid Instruments (Indexed/Structured Securities)

Hybrid instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of the Portfolio. Accordingly, each Portfolio will limit its investments in hybrid instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Portfolio’s investment in hybrid instruments will account for more than 10% of the Portfolio’s return (positive or negative).

When-Issued Securities and Firm Commitment Agreements

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Portfolios will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolios may dispose of or negotiate a commitment after entering into it. The Portfolios may realize capital gains or losses in connection with these transactions. Each Portfolio is generally required to segregate, until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Portfolio’s obligations are otherwise covered. Alternatively, each Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Borrowing and Leverage

In seeking to enhance investment performance, each Portfolio may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Portfolio’s assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Portfolio’s assets, so computed, should fail to meet the 300% asset coverage requirement, the Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio’s assets fluctuate in value, but borrowing obligations are fixed when the Portfolio has outstanding borrowings, the NAV per share of a Portfolio correspondingly will tend to increase and decrease more when the Portfolio’s assets increase or decrease in value than would otherwise be the case. A Portfolio’s policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.

Loans of Portfolio Securities

While each Portfolio is permitted to engage in securities lending, none of the Portfolios has currently implemented a securities lending program. In the event a Portfolio determines to enter into a securities lending program at a future time, a Portfolio will only do so in accordance with applicable law and SEC guidance relating to such arrangements. Any securities lending program implemented by a Portfolio would also be subject to the approval and oversight of the Board.

Reverse Repurchase Agreements

A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s repurchase obligation, and the Portfolio’s use of proceeds of the agreement may effectively be restricted pending such decision.

Dollar Rolls

Each Portfolio may enter into “dollar rolls” in which the Portfolio sells mortgage or other asset-backed securities (“Roll Securities”) for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Portfolio will enter into only covered rolls.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Portfolio is required to repurchase may be worth less than an instrument the Portfolio originally held. Successful use of dollar rolls will depend upon the Adviser’s ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

Standby Commitments

Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Special Situations

A “special situation” arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Real Estate Investment Trusts (“REITs”)

Each Portfolio may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Portfolio.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Generally, dividends received by the Portfolio from REIT shares and distributed to the Portfolio’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Portfolio that shareholders of the Portfolio receive will generally be treated as ordinary income and be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

Initial Public Offerings

Each Portfolio may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. An IPO is a corporation’s first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation’s future growth. Special rules of the Financial Industry Regulatory Authority apply to the distribution of IPOs. Corporations offering stock in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies’ securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Recent Market Events Risk

The capital markets in the United States and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. Credit has become more scarce worldwide and there has been significant uncertainty in the markets. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding could also negatively affect financial markets generally. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Cyber Security Risk

As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolios or their service providers, financial intermediaries, or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolios do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Portfolio Turnover

A Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to a Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities.

Higher portfolio turnover may decrease the after tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders. A Portfolio’s portfolio turnover rate would equal 100% if each security in the Portfolio were replaced once per year.

Future Developments

Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI will be amended or supplemented as appropriate to discuss any such new investments.

Operational Risk

An investment in a Portfolio may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers or trading counterparties. Although the Portfolios attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Portfolio or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Portfolio and its shareholders could be negatively impacted as a result.

INVESTMENT RESTRICTIONS

Each Portfolio is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Portfolio’s outstanding voting securities. A “majority of the outstanding voting securities” of a Portfolio for this purpose means the lesser of: (i) 67% of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Portfolio on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under these restrictions, no Portfolio (unless otherwise indicated) may:

1.	Invest more than 25% of the Portfolio’s total assets in the securities of issuers in the same industry, except that the Dividend Strategy Portfolio may invest more than 25% of its assets in the securities of issuers in the same industry to the extent such investment would be selected according to its stock selection criteria. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

2.	Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities, and the Dividend Strategy Portfolio may purchase and sell marketable securities secured by real estate and marketable securities that invest or deal in real estate for speculative purposes.

3.

Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectus and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the CEA. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

4.	Make loans to others except for: (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

5.	Borrow money, except that: (i) each Portfolio may borrow in amounts up to 33 1/3% of its total assets for temporary or emergency purposes, (ii) each Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets), and (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Portfolio from engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

6.	Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

7.	Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

8.	With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company’s outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; provided that this restriction applies only to the Dividend Strategy Portfolio and Strategic Value Portfolio.

The following additional restrictions are not fundamental policies and may be changed by the Directors without a shareholder vote. No Portfolio may:

9.	Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

10.	The Dividend Strategy Portfolio may borrow money to purchase securities as set forth in the Prospectus and SAI and may borrow for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings.

11.	Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to Forward Contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time. Further, to the extent that an investment technique engaged in by Dividend Strategy Portfolio requires pledging of assets, that Portfolio may pledge assets in connection with such transactions.

12.	Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except: (i) to the extent permitted by applicable law; and (ii) that Janus may invest uninvested cash balances of their respective component of each Portfolio in money market mutual funds that it manages to the extent permitted by applicable law.

13.	Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio’s net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(a)(2) of that Act that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

DIRECTORS AND OFFICERS

The following table lists the Directors and officers of the Fund, their ages, current position(s) held with the Fund, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships or trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Director is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. Directors who are not deemed to be “interested persons” of the Fund or of SunAmerica as defined in the 1940 Act are referred to as “Disinterested Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” Directors and officers of the Fund are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by ACS and other affiliates of SunAmerica.

Disinterested Directors

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships Held by Director During the Past 5 Years[3]
Dr. Judith L. Craven Age: 70	Director	2001 to Present	Retired.	77	Director, Sysco Corporation (1996 to Present); Director, Luby’s, Inc. (1998 to Present).
William F. Devin Age: 77	Director	2001 to Present	Retired.	77	None
Stephen J. Gutman Age: 72	Director	1986 to Present	Senior Vice President and Associate Broker, The Corcoran Group (real estate) (2002 to Present); President, SJG Marketing, Inc. (2009 to Present).	28	None
William J. Shea Age: 68	Director	2004 to Present	Executive Chairman, Caliber ID, Inc. (formerly, Lucid Inc.) (medical devices) (2007 to Present).	28	Director, Boston Private Financial Holdings (2004 to Present); Chairman, Demoulas Supermarkets (1999 to Present).
Richard W. Grant Age: 70	Director, Chairman of the Board	2011 to Present	Retired. Prior to that, attorney and partner Morgan Lewis & Bockius LLP (1989 to 2011).	28	None
Interested Director
Name and Age	Position(s) Held with the Fund	Term of Office Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships Held by Director During the Past 5 Years [3]
Peter A. Harbeck[4] Age: 62	Director	1995 to Present	President, CEO and Director, SunAmerica (1995 to Present); Director, ACS (1993 to Present); Chairman, Advisor Group, Inc. (2004 to Present).	140	None

[1]	Directors serve until their successors are duly elected and qualified subject to the Directors’ Retirement Plan as discussed below.
[2]

The term “fund complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or any investment adviser that is an affiliate of the Adviser. The “fund complex” includes the Fund (6 portfolios); SunAmerica Equity Funds, Inc. (“SAEF”)

(2 funds); SunAmerica Money Market Funds, Inc. (“SAMMF”) (1 fund); SunAmerica Income Funds (“SAIF”) (3 funds); SunAmerica Specialty Series (“Specialty Series”) (7 funds); Anchor Series Trust (“AST”) (8 portfolios); SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”) (1 fund); VALIC Company I (“VALIC I”) (34 portfolios); VALIC Company II (“VALIC II”) (15 portfolios); SunAmerica Series Trust (“SAST”) (43 portfolios); and Seasons Series Trust (“SST”) (20 portfolios).
[3]	Directorships of Companies required reporting to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.
[4]	Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of SunAmerica and Director of ACS.

Officers

Name and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
John T. Genoy Age: 47	President	2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President, SunAmerica (2003 to Present); Chief Operating Officer (2006 to Present).	N/A	N/A
Gregory R. Kingston Age: 50	Treasurer	2014 to Present	Vice President, SunAmerica (2001 to Present); Head of Mutual Fund Administration, SunAmerica (2014 to Present).	N/A	N/A
Gregory N. Bressler Age: 49	Secretary	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present).	N/A	N/A
Kathleen D. Fuentes Age: 46	Chief Legal Officer and Assistant Secretary	2013 to Present	Vice President and Deputy General Counsel, SunAmerica (2006 to Present).	N/A	N/A
James Nichols Age: 49	Vice President	2006 to Present	Director, President and CEO, ACS (2006 to Present); Senior Vice President, SunAmerica (2002 to Present).	N/A	N/A
Katherine Stoner Age: 59	Vice President and Chief Compliance Officer	2011 to Present	Vice President, SunAmerica (2011 to Present); Vice President, The Variable Annuity Life Insurance Company (“VALIC”), Western National Life Insurance Company (“WNL”) and American General Distributors, Inc. (2006 to Present); Deputy General Counsel and Secretary, VALIC and WNL (2007 to 2011); Vice President, VALIC Financial Advisors, Inc. (2010 to 2011) and VALIC Retirement Services Company (2010 to Present).	N/A	N/A

Name and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Shawn Parry Age: 43	Vice President and Assistant Treasurer	2014 to Present	Assistant Vice President, SunAmerica (2005 to 2014); Vice President, SunAmerica (2014 to Present).	N/A	N/A
Donna McManus Age: 55	Vice President and Assistant Treasurer	2014 to Present	Managing Director, BNY Mellon (2009 to 2014); Vice President, SunAmerica (2014 to Present).	N/A	N/A
Kara Murphy Age: 43	Vice President	2014 to Present	Director of Research, SunAmerica (2007 to 2013); Chief Investment Officer, SunAmerica (2013 to Present).	N/A	N/A
Matthew J. Hackethal Age: 44	Anti-Money Laundering Compliance Officer	2006 to Present	Chief Compliance Officer, SunAmerica (2006 to Present).	N/A	N/A

Leadership Structure of the Board

Overall responsibility for oversight of the Fund and its Portfolios rests with the Board. The Fund, on behalf of the Portfolios, has engaged SunAmerica to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing SunAmerica and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Fund’s Articles of Incorporation and By-laws, and each Portfolio’s investment objectives and strategies. The Board is presently composed of six members, five of whom are Disinterested Directors. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Directors also meet at least quarterly in executive session, at which no directors who are interested persons of the Portfolios are present. The Disinterested Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Grant to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Directors generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Nomination and Compensation Committee (the “Nomination Committee”), Ethics Committee, and Governance Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from time to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, which carries out the Portfolios’ investment management and business affairs, and other service providers in connection with the services they provide to the Portfolios. Each of SunAmerica, the subadviser(s) and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica and the Portfolios’ other service providers (including the Portfolios’ distributor, servicing agent and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Directors and Committees

Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, SunAmerica, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Director’s executive, business, consulting, public service and/or academic positions; experience from service as a Director of the Fund and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Dr. Judith L. Craven. Dr. Craven has served as a director or trustee in the Fund Complex since 2001 and serves as a Director of the Fund. She currently serves as a director or trustee with respect to 77 of the portfolios in the Fund Complex. In addition, she has more than 25 years of executive and business experience in various industries. Dr. Craven also has corporate governance experience serving on the Boards of Directors of several public companies for more than 10 years.

William F. Devin. Mr. Devin has served as a director or trustee in the Fund Complex since 2001 and serves as a Director of the Fund. He currently serves as a director or trustee with respect to 77 of the portfolios in the Fund Complex. In addition, he has more than 30 years of business and executive experience primarily in the financial services industry, including with Fidelity. Mr. Devin also has corporate governance experience serving on the Board of Directors of the Boston Options Exchange from 2001 to 2010.

Richard W. Grant. Mr. Grant has served as a director or trustee in the Fund Complex since March 2011 and as Chairman of the Board since April 2011. He currently serves as a director or trustee with respect to 28 of the portfolios in the Fund Complex. Mr. Grant has more than 25 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees, including to the Disinterested Directors of the Fund.

Stephen J. Gutman. Mr. Gutman has served as a director or trustee in the Fund Complex since 1985 and serves as a Director of the Fund. He currently serves as a director or trustee of 28 of the portfolios in the Fund Complex. In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.

William J. Shea. Mr. Shea has served as a director or trustee in the Fund Complex since 2004 and serves as a Director of the Fund. He currently serves as a director or trustee of 28 of the portfolios in the Fund Complex. In addition, he has more than 20 years of business and executive experience primarily in the financial services industry. In addition, Mr. Shea has over 20 years of audit and accounting-related experience as a certified public accountant at a leading accounting firm. Mr. Shea also has corporate governance and audit committee experience serving on the Board of Directors and Audit Committees of several public companies, including serving as Chairman of the Board of Directors of Royal and SunAlliance U.S.A., Inc. for two years.

Peter A. Harbeck. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995 and serves as a Director of the Fund. He currently serves as a director or trustee of 140 of the portfolios in the Fund Complex. In addition, he has served as President, CEO and Director of SunAmerica since 1995, Director of ACS since 1993 and as Chairman of Advisor Group, Inc. since 2004.

Each Disinterested Director serves on the Fund’s Audit Committee. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Fund’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.

The members of the Audit Committee are Messrs. Devin, Grant, Gutman and Shea and Dr. Craven, with Mr. Shea serving as Chairman. Committee members each receive $3,472 per meeting for serving on the Audit Committees of the SunAmerica Mutual

Funds (“SAMF”)1, AST and SASFR. Mr. Shea receives a $6,943 annual retainer for serving as the Chairman of the Audit Committees for SAMF, SASFR and AST. The Audit Committee met four times during the fiscal year ending October 31, 2015.

The Nomination Committee recommends to the Directors those persons to be nominated by the Directors as candidates to serve as Directors and voted upon by shareholders and selects and proposes nominees for election by Directors to the Board between shareholders’ meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Directors. The members of the Nomination Committee are Messrs. Devin, Grant, Gutman and Shea and Dr. Craven, with Mr. Gutman serving as Chairman. Mr. Gutman receives a $2,085 annual retainer for serving as Chairman of the Nomination Committees of SAMF, AST and SASFR and Messrs. Devin, Grant and Shea and Dr. Craven each receive a $1,389 annual retainer for serving as a member of the Nomination Committees of SAMF, AST and SASFR. Messrs. Devin, Grant and Shea and Dr. Craven each receive $696 per scheduled meeting ($349 for telephonic meetings) and Mr. Gutman, as Chairman, receives $834 per scheduled meeting ($417 per telephonic meeting). The Nomination Committee met once during the fiscal year ended October 31, 2015.

The Ethics Committee is responsible for applying the Code of Ethics applicable to a Fund’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of violations or waivers to the Fund’s Code of Ethics, as appropriate. The members of the Ethics Committee are Messrs. Devin, Grant, Gutman and Shea, and Dr. Craven, with Dr. Craven serving as Chairman. Dr. Craven receives a $2,085 annual retainer for serving as Chairman of the Ethics Committees of SAMF, AST and SASFR and Messrs. Devin, Grant, Gutman, and Shea each receive a $1,389 annual retainer for serving on the Ethics Committee of SAMF, AST and SASFR. Messrs. Devin, Grant, Gutman and Shea each receive $696 per scheduled meeting ($349 for telephonic meeting) and Dr. Craven, as Chairman, receives $834 per scheduled meeting ($417 per telephonic meeting). The Ethics Committee met once during the fiscal year ended October 31, 2015.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Grant, Gutman, Devin and Shea, and Dr. Craven, with Mr. Devin serving as Chairman. Mr. Devin receives a $2,085 annual retainer for serving as Chairman of the Governance Committees of SAMF, AST and SASFR, and Messrs. Grant, Gutman and Shea and Dr. Craven each receive a $1,389 annual retainer for serving on the Governance Committees of SAMF, AST and SASFR. Messrs. Grant, Gutman and Shea and Dr. Craven each receive $696 per scheduled meeting ($349 for telephonic meeting) and Mr. Devin, as Chairman, receives $834 per scheduled meeting ($417 per telephonic meeting). The Governance Committee met two times during the fiscal year ended October 31, 2015.

Director Ownership of Portfolio Shares

The following table shows the dollar range of shares beneficially owned by each Director as of December 31, 2015.

Disinterested Directors

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies[1]
Dr. Judith L. Craven	None	None
Richard W. Grant	None	None
William F. Devin	None	Over $100,000
Stephen J. Gutman	None	None
William J. Shea	None	None

[1]	Includes the SAMF (21 funds), AST (8 portfolios), and SASFR (1 fund), SAST (43 portfolios) and SST (20 portfolios). SAMF consists of the Fund, SAEF, SAIF, Specialty Series and SAMMF.

Interested Director

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies[1]
Peter A. Harbeck	Over $100,000	Over $100,000

[1]	Includes SAMF, AST, SASFR, SAST and SST.

Director Compensation

The Fund pays each Disinterested Director’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives from each fund within SAMF a pro rata portion (based upon the funds’ net assets) of $83,316 in annual compensation for acting as a director or trustee of SAMF ($115,704 in annual compensation for the Chairman of the Board). Each Disinterested Director of SAMF receives an additional $6,943 per attended quarterly meeting ($9,642 for the Chairman of the Board). Each Disinterested Director of SASFR receives $1,251 for each quarterly meeting attended ($1,737 for the Chairman of the Board) and $5,004 in annual compensation ($6,948 for the Chairman of the Board). In addition, each Disinterested Trustee of AST receives $27,792 in annual compensation for acting as Trustee to AST ($38,568 in annual compensation for the Chairman of the Board). Each Trustee receives from each portfolio within SAMF, SASFR and AST a pro rata portion of $3,472 in compensation for attendance at each Special Board Meeting ($5,079 for the Chairman of the Board). This per meeting fee will be allocated to each portfolio based upon such portfolio’s net assets and will also be allocated only to those portfolios that are subject to that meeting.

Directors’ Retirement Plan

The Directors have adopted the SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended, for the Disinterested Directors. The Retirement Plan provides generally that a Disinterested Director may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting SunAmerica mutual funds (the “Adopting Funds”)1 or has attained the age of 60 while a Disinterested Director and completed 5 consecutive years of service as a Director of any Adopting Fund (an “Eligible Director”). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and a Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Director’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things: (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008; (2) prohibit Disinterested Directors from first becoming Participants in the Retirement Plan after December 31, 2008; and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

[1]	The SAMF, AST and SASFR have adopted the Retirement Plan.

The following table sets forth information summarizing the compensation of each Disinterested Director for his or her services as a Director for the fiscal year ended October 31, 2015. Neither the Interested Director nor any officers of the Fund receive any compensation from the Fund for serving as a Director or an officer.

Compensation Table

Director	Aggregate Compensation from Registrant	Total Compensation from Fund and Fund Complex Paid to Directors*
Dr. Judith L. Craven**	$88,712	$359,165
William F. Devin**	$87,013	$397,072
Richard W. Grant	$127,146	$233,282
Stephen J. Gutman	$88,712	$162,665
William Shea	$91,813	$168,321

*	Information is as of October 31, 2015 for the investment companies in the complex that pay fees to these Directors. The investment companies are the SAMF, AST, SASFR, VALIC I and VALIC II.
**	Mr. Devin and Dr. Craven are also Trustees of VALIC I and VALIC II.

As of January 31, 2016, the Directors and officers of the Fund beneficially owned in aggregate less than 1% of the total outstanding shares of each series and each class of each series’ total outstanding shares.

The following shareholders owned, of record or beneficially, 5% or more of the outstanding shares of the indicated class of shares of the Portfolios as of January 31, 2016:

Portfolio Name and Class	Holder	Of Record or Beneficial Ownership	Percentage Owned of Record
Focused Dividend Strategy Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Record	14.43%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Record	12.01%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive, East 2nd Floor Jacksonville, FL 32246-6484	Record	8.83%
	Charles Schwab & Co Inc Spec Custody for Benefit of Cust Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	Record	7.35%
	LPL Financial 4701 Executive Drive San Diego, CA 92121	Record	6.42%
	First Clearing LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Record	5.91%

Portfolio Name and Class	Holder	Of Record or Beneficial Ownership	Percentage Owned of Record
Focused Dividend Strategy Class B	First Clearing LLC Special Custody Acct. for the exclusive benefit of customer 2801 Market Street Saint Louis, MO 63103-2523	Record	22.61%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive, East 2nd Floor Jacksonville, FL 32246-6484	Record	22.18%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Record	13.22%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Record	10.45%
Focused Dividend Strategy Class C	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive, East 2nd Floor Jacksonville, FL 32246-6484	Record	24.16%
	First Clearing LLC Special Custody Acct. for the exclusive benefit of customer 2801 Market Street Saint Louis, MO 63103-2523	Record	18.38%
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Record	13.92%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Record	10.37%
	Raymond James & Associates Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100.	Record	6.49%
	UBS Financial Services, Inc. FBO UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. FL 9 Jersey City, NJ 07310-2055	Record	6.20%
Focused Dividend Strategy Class W	First Clearing LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Record	26.44%

Portfolio Name and Class	Holder	Of Record or Beneficial Ownership	Percentage Owned of Record
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive, East 2nd Floor Jacksonville, FL 32246-6484	Record	25.99%
	UBS Financial Services Inc. FBO UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. Floor 9 Jersey City, NJ 07310-2055	Record	22.14%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Record	5.83%
SunAmerica Strategic Value Portfolio Class A	SunAmerica Focused Multi-Asset Strategy Fund Attn: Greg Kingston 2929 Allen Pkwy #A8-10 Houston, TX 77019-7100	Record	17.21%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Record	9.68%
	SunAmerica Focused Balanced Strategy Fund Attn: Greg Kingston 2929 Allen Pkwy #A8-10 Houston, TX 77019-7100	Record	6.92%
	Raymond James & Associates Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	Record	6.80%
	First Clearing LLC Special Custody Acct. for the exclusive benefit of customer 2801 Market Street Saint Louis, MO 63103-2523	Record	5.27%
SunAmerica Strategic Value Portfolio Class C	First Clearing LLC Special Custody Acct. for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	Record	14.40%
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Record	11.21%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. For the sole benefit of its customers Attn: Service Team 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	Record	11.00%

Portfolio Name and Class	Holder	Of Record or Beneficial Ownership	Percentage Owned of Record
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Record	9.37%
	UBS Financial Services Inc. FBO UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd. Floor 9 Jersey City, NJ 07310-2055	Record	7.03%
	Raymond James & Associates Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	Record	5.42%

ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR

The Adviser

SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, and acts as adviser to each of the Portfolios pursuant to the Investment Advisory and Management Agreement (the “Management Agreement”) with the Fund, on behalf of each Portfolio. Effective upon the close of business on December 31, 2013, SunAmerica was reorganized as a Delaware limited liability company. As of December 31, 2015, SunAmerica managed, advised and/or administered approximately $74.3 billion of assets. The Adviser is a wholly-owned subsidiary of American General Life Insurance Company and an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”).

AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the U.S. and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.

Except to the extent otherwise specified in the Management Agreement, each Portfolio pays, or causes to be paid, all other expenses of the Fund and each of the Portfolios, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Portfolios and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and SAIs regarding the Portfolios, and supplements thereto, to the shareholders of the Portfolios; all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of the Portfolios; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operation. The Management Agreement continues in effect with respect to each Portfolio, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of the respective Portfolio’s outstanding voting securities. Any such continuation also requires approval by a majority of the Disinterested Directors by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated with respect to a Portfolio at any time, without penalty, on 60 days’ written notice by the Directors, by the holders of a majority of the respective Portfolio’s outstanding voting securities or by SunAmerica. The Management Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

Under the terms of the Management Agreement, SunAmerica is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Pursuant to the Management Agreement, SunAmerica is paid an Advisory Fee that is based on the following annual percentages of each Portfolio’s average daily net assets:

Portfolio	Fee
Dividend Strategy Portfolio	0.60% on the first $1.5 billion 0.50% on the next $1.5 billion 0.40% thereafter
Strategic Value Portfolio	0.75%

The following tables set forth the total advisory fees received by SunAmerica from each Portfolio pursuant to the Management Agreement for the fiscal years ended October 31, 2015, 2014 and 2013, and the total advisory fees waived by SunAmerica during the same periods.

Advisory Fees

Portfolio	Advisory Fees
	2015	2014	2013
Dividend Strategy Portfolio	$40,490,216	$36,049,545	$15,517,772
Strategic Value Portfolio	$1,922,629	$1,898,838	$1,371,333

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts:

	Total Annual Fund Operating Expenses (as a percentage of average daily net assets)
Portfolio	Class A	Class B*	Class C
Strategic Value Portfolio	1.72%	2.37%	2.37%

*	On January 27, 2015, all outstanding Class B shares of the Strategic Value Portfolio were converted to Class A shares of the Portfolio.

These fee waivers and expense reimbursements will continue indefinitely, unless terminated by the Board, including a majority of the Disinterested Directors. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of a Portfolio’s business. Further, any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio pursuant to the Expense Limitation Agreement are subject to recoupment from the Portfolio within the two years after the occurrence of the waiver or reimbursement, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver and/or reimbursement occurred. The potential recoupment is accounted for as a possible contingent liability that is not recordable on the balance sheet of the Portfolio until collection is probable, but will appear as footnote disclosure to the Portfolio’s financial statements. At such time as it appears probable that the Portfolio is able to effect such recoupment and that SunAmerica intends to seek such recoupment, the amount of the recoupment will be accrued as an expense of the Portfolio for that current period.

The following tables set forth the expense (reimbursements)/recoupments other than advisory fees made to the Portfolios by SunAmerica for the fiscal years ended October 31, 2015 and 2014.

Expense (Reimbursements)/Recoupments

2015

Portfolio	Class A	Class B*	Class C	Class W
Dividend Strategy	—	—	—	—
Strategic Value Portfolio	—	—	—	N/A

2014

Portfolio	Class A	Class B*	Class C	Class W
Dividend Strategy	—	—	—	—
Strategic Value Portfolio	—	—	—	N/A

*	On January 27, 2015, all outstanding Class B shares of the Strategic Value Portfolio were converted to Class A shares of the Portfolio.

Information about the Portfolio Managers

The following table indicates the type, name and total assets of other accounts of which each portfolio manager has day-to-day responsibilities as of October 31, 2015. These accounts include Registered Investment Companies (“RICs”), Other Pooled Investments (“OPIs”) (hedge funds, private institutional accounts, etc.) and Other Accounts (“OAs”).

			Other Accounts
			Number of Other Accounts Managed and Total Assets by Account (in millions except as noted)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based (in millions except as noted)
Portfolio	Advisers/ Subadviser	Portfolio Manager	RICs	OPIs	OAs	RICs	OPIs	OAs
Dividend Strategy Portfolio		Timothy	7
	SunAmerica	Pettee	$971	—	—	—	—	—
		Timothy	23
	SunAmerica	Campion	$14,521	—	—	—	—	—
		Andrew	22
	SunAmerica	Sheridan	$14,330	—	—	—	—	—
Strategic Value Portfolio		Timothy	7
	SunAmerica	Pettee	$10,632	—	—	—	—	—
		Timothy	23
	SunAmerica	Campion	$24,182	—	—	—	—	—
		Andrew	22
	SunAmerica	Sheridan	$23,991	—	—	—	—	—

Portfolio Manager Ownership of Portfolio Shares

The following table indicates the dollar range of equity securities in the Portfolios beneficially owned by the portfolio managers and the value of those shares as of October 31, 2015.

Portfolio	Name of Adviser	Name of Portfolio Manager(s)	Dollar Range of Equity Securities in each Fund managed by the named Portfolio Manager
Dividend Strategy Portfolio	SunAmerica	Timothy Pettee Timothy Campion Andrew Sheridan	$500,001 - $1,000,000 $0 $1 - $10,000
Strategic Value Portfolio	SunAmerica	Timothy Pettee Timothy Campion Andrew Sheridan	$0 $0 $0

Potential Conflicts of Interest

As shown in the tables above, the portfolio managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Portfolios. In certain instances, conflicts may arise in their management of a Portfolio and such Other Client Accounts. The portfolio managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.

•	Trade Allocations. One situation where a conflict may arise between a Portfolio and Other Client Accounts is in the allocation of trades among the Portfolio and the Other Client Accounts. For example, the Adviser may determine that there is a security that is suitable for a Portfolio as well as for Other Client Accounts which have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Portfolio. The Portfolios and the Adviser have adopted policies and procedures regarding the allocation of trades and brokerage, which the Portfolio, the Adviser believes address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Portfolios and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•	Allocation of Portfolio Managers’ Time. The portfolio managers’ management of the Portfolios and Other Client Accounts may result in a portfolio manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Client Accounts if the Portfolios and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser seeks to manage such competing interests for the time and attention of the portfolio managers. Although the Adviser does not track the time a portfolio manager spends on the Portfolio or a single Other Client Account, they do periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager’s accounts. In certain instances, portfolio managers may be employed by two or more employers. Where the portfolio manager receives greater compensation, benefits or incentives from one employer over another, the portfolio manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

•	Personal Trading by Portfolio Managers. The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While generally, the Adviser’s Code of Ethics will impose limits on the ability of a portfolio manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser’s Code of Ethics will eliminate such conflicts.

SunAmerica’s Portfolio Manager Compensation

Compensation. SunAmerica portfolio managers’ compensation has a salary, plus a bonus made up of short-term incentive and long-term incentive components. The salary is a fixed annual salary, and is generally based on a portfolio manager’s responsibilities and leadership role within the organization. The short-term incentive is discretionary and based on the Portfolio’s performance, the individual’s performance and the organizational performance of AIG in the current compensation period. In addition, SunAmerica may award long-term incentive compensation to an eligible portfolio manager who consistently meets or exceeds relative performance criteria. SunAmerica believes its compensation program is adequate to incentivize portfolio managers and analysts to seek maximum performance within risk parameters described in the Portfolios’ Prospectus.

Personal Securities Trading

The Fund, SunAmerica and the Distributor have adopted a written Code of Ethics (the “SunAmerica Code”), pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics restrict the personal investing by certain access persons of the Fund in securities that may be purchased or held by the Portfolios to ensure that such investments do not disadvantage the Portfolios. SunAmerica reports to the Board on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund or SunAmerica during the quarter. The SunAmerica Code is filed as an exhibit to the Portfolios’ registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Portfolios’ Prospectus.

The Distributor

The Fund, on behalf of each Portfolio, has entered into a distribution agreement (the “Distribution Agreement”) with ACS, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Portfolios through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolios (see “Distribution Plans” below).

ACS serves as Distributor of Class W shares and incurs the expenses of distributing these shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.

The Distribution Agreement continues in effect from year to year with respect to each Portfolio, if such continuance is approved at least annually by a vote of a majority of the Directors, including a majority of the Disinterested Directors. The Fund or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including firms affiliated with the Distributor that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid by any investor.

The Fund, on behalf of Class W shares of the Focused Dividend Strategy Portfolio, has entered into an Administration and Shareholder Services Agreement (the “Class W Service Agreement”) with ACS to provide additional shareholder services to Class W shareholders. Pursuant to the Class W Service Agreement, as compensation for various services rendered, the Distributor receives a fee from the Portfolio of 0.15% of the daily net assets of the Portfolio’s Class W shares.

Distribution Plans. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors. Pursuant to this rule, the Portfolios have adopted Distribution Plans for Class A, Class B, and Class C shares (hereinafter referred to as the “Class A Plan,” the “Class B Plan” and the “Class C Plan” and, collectively, as the “Distribution Plans”). There is no Distribution Plan in effect for Class W shares.

The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to “Shareholder Account Information” in the Prospectus for certain information with respect to the Distribution Plans.

Under the Class A Plan, the Distributor may receive payments from a Portfolio at an annual rate of 0.10% of average daily net assets of such Portfolio’s Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor receives payments from a Portfolio at the annual rate of 0.75% of the average daily net assets of such Portfolio’s Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, the Class B Plan or the Class C Plan will exceed the Distributor’s distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance fee of 0.25% of the aggregate average daily net assets of such class of shares for payments to ACS and certain securities firms for providing account maintenance services. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.

The following tables set forth the distribution and service fees the Distributor received from the Portfolios for each share class 12b-1 Plan for the fiscal years ended October 31, 2015, 2014 and 2013. In addition, the following tables set forth the fees the Distributor received from the Portfolios pursuant to the Class W Service Agreement for the fiscal years ended October 31, 2015, 2014 and 2013.

Distribution and Service Maintenance Fees

	2015
Portfolio	Class A	Class B*	Class C	Class W
Dividend Strategy Portfolio	$13,744,149	$3,131,217	$27,287,526	$3,043,170
Strategic Value Portfolio	$680,904	$23,667	$594,399	—

	2014
Portfolio	Class A	Class B*	Class C	Class W
Dividend Strategy Portfolio	$14,297,406	$2,631,995	$22,358,060	$2,037,967
Strategic Value Portfolio	$635,722	$104,006	$611,429	—

	2013
Portfolio	Class A	Class B*	Class C	Class W
Dividend Strategy Portfolio	$9,903,014	$1,678,655	$12,065,943	$344,635
Strategic Value Portfolio	$449,815	$82,789	$460,461	—

*	On January 27, 2015, all outstanding Class B shares of the Strategic Value Portfolio were converted to Class A shares of the Portfolio.

During the fiscal year ended October 31, 2015, the Distributor incurred the following expenses in connection with its distribution of the Portfolios’ shares:

Dividend Strategy Portfolio	Class A	Class B	Class C
Compensation to sales personnel	$5,796,645	$256,635	$3,413,693
Compensation to broker-dealers*	$3,720,898	$2,402,243	$9,043,551
Advertising	$246,871	$19,608	$170,088
Printing and mailing of prospectuses to other than current shareholders	$54,259	$4,349	$37,708
Other Expenses#	$714,951	$69,503	$502,357
Total	$10,533,624	$2,752,338	$13,167,397

Strategic Value Portfolio	Class A	Class B**	Class C
Compensation to sales personnel	$37,364	$222	$4,743
Compensation to broker-dealers*	$209,529	$5,801	$679,168
Advertising	$12,454	$233	$3,840
Printing and mailing of prospectuses to other than current shareholders	$2,750	$6	$839
Other Expenses#	$47,900	$2,727	$24,017
Total	$309,997	$8,989	$712,607

*	For Class B and Class C shares, these amounts include advance commissions paid out to broker-dealers, if any.
#	Other Expenses include miscellaneous printing and marketing overhead expenses.
**	On January 27, 2015, all outstanding Class B shares of the Strategic Value Portfolio were converted to Class A shares of the Portfolio.

Continuance of the Distribution Plans with respect to each Portfolio is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Disinterested Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Disinterested Directors of the Fund shall be committed to the discretion of the Disinterested Directors. In the Directors’ quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Portfolio, the Directors must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.

Payments to Financial Institutions

As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to Financial Institutions, including certain broker-dealers within the Advisor Group, Inc. and VALIC, affiliates of SunAmerica, other than the standard dealer concessions listed under “Calculation of Sales Charges” in the Prospectus, or the distribution or service fees that may be made by the Distributor to Financial Institutions pursuant to the Distribution Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate (made by the Distributor to broker-dealers in connection with distribution-related or accountant maintenance services under the Distribution Plans), or in the form of other “revenue sharing” payments that may be paid to Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

The Distributor, SunAmerica and their affiliates make revenue sharing payments to Financial Institutions that generally range from 0.03% to 0.40% of Fund assets serviced and maintained by the Financial Institution and/or from 0.05% to 0.25% of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of the Portfolio on a Financial Institution’s platform, for inclusion on a Financial Institution’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs.

The list below includes the names of the Financial Institutions that received revenue sharing payments in connection with distribution-related or other services provided to the Portfolios in the calendar year ended December 31, 2015. This list is subject to change and the Distributor, SunAmerica, or their affiliates may, from time to time revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Institutions that are not presently listed below.

Advisor Group

Ameriprise Financial

Charles Schwab & Co.

CUSO Financial Services, L.P.

First Clearing Corp

LPL Financial

Merrill Lynch

Morgan Stanley Wealth Management

National Financial Services/Fidelity Services

Oppenheimer & Co.

Raymond James & Associates

RBC Wealth Management

Robert W. Baird

Stifel, Nicolaus & Co, Inc.

TD Ameritrade Trust Company

UBS Financial Services

VALIC Financial Advisors

Vanguard Group

Wells Fargo Advisors

These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Portfolio over another investment. Ask your salesperson or visit your Financial Institution’s website for more information.

In addition to the dealer concessions and the Distribution Plan and revenue sharing payments described above and in the Prospectus, the Portfolios, Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above and from the fees paid by the Funds to SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”), an affiliate of SunAmerica, to the Transfer Agent or to the Distributor pursuant to the Class W service agreements and to SunAmerica pursuant to the Administrative Services Agreement.

The Servicing Agent

The Fund has entered into a service agreement with SAFS (the “Service Agreement”), under the terms of which SAFS acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of each of the Portfolios. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Directors including a majority of the Disinterested Directors.

Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets for Class A, Class B and Class C shares. From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”) (other than out-of-pocket charges of the Transfer Agent which are paid by the Fund). The out-of-pocket charges of the Transfer Agent include charges for services relating to anti-money laundering procedures under the USA PATRIOT Act of 2001, as amended. For further information regarding the Transfer Agent see the section entitled “Additional Information” below.

The following tables set forth the fees paid by the Portfolios to SAFS pursuant to the Service Agreement for the fiscal years ended October 31, 2015, 2014 and 2013.

Service Fees

2015
	Class A	Class B*	Class C	Class W
Focused Dividend Strategy	$8,637,733	$688,823	$6,003,004	$4,463,316
Strategic Value Portfolio	424,728	5,207	130,552	—

2014
	Class A	Class B*	Class C	Class W
Focused Dividend Strategy	$8,985,721	$579,031	$4,918,677	$2,989,019
Strategic Value Portfolio	396,624	22,673	134,370	—

2013
	Class A	Class B*	Class C	Class W
Focused Dividend Strategy	$6,224,314	$369,256	$2,654,508	$505,465
Strategic Value Portfolio	281,252	18,041	101,192	—

*	On January 27, 2015, all outstanding Class B shares of the Strategic Value Portfolio were converted to Class A shares of the Portfolio.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility. The Fund has adopted policies and procedures for the voting of proxies relating to Portfolio securities (the “Policies”). The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent. The Policies enable the Portfolios to vote proxies in a manner consistent with the best interests of the Portfolios and the Portfolios’ shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Fund proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, and at least one member of the Legal and Compliance Departments, or their designees.

The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Portfolios with certain responsibilities including recordkeeping of proxy votes.

The Portfolios are generally passive investors in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular agenda. The Portfolios generally will abstain on “social issue proposals.”

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board had determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Portfolio. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Porfolio’s shareholders.

Examples of the Portfolios’ Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Portfolios’ voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•	Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);

•	Vote on a case-by-case basis regarding merger and acquisition matters;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;*

•	Not vote proxies for securities that are out on loan;**

•	Vote on a case-by-case basis on equity compensation plan

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the policies or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of the Portfolio’s shareholders and the interest of SunAmerica, the Fund’s principal underwriter, or one of SunAmerica’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Disinterested Director, time permitting, before casting the vote to ensure that the Portfolio votes in the best interest of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as for ensuring the maintenance of records for each proxy vote cast on behalf of the Portfolios. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Portfolios. The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov, or can be obtained, without charge, upon request, by calling 800-858-8850.

Board Reporting. The Portfolios’ Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

*	Only applicable to index and passively managed funds in the SunAmerica Fund Complex. The Boards of the applicable funds have determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the funds retain a particular security. That is, the funds will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the funds will make a determination to retain or sell a security based on whether the index retains or deletes the security.
**	The Boards of the SunAmerica funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the investment adviser and/or subadviser to a fund determines that a proxy vote is materially important to the fund’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board has adopted policies and procedures relating to disclosure of information about the portfolio holdings of each Portfolio (the “Portfolio Holdings Policies”). These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Portfolio’s portfolio holdings information has been publicly disclosed, it is the Portfolio’s policy to prevent disclosure of such information, except as may be permitted by the Portfolio Holdings Policies.

A Portfolio’s complete portfolio holdings will be publicly available via SEC filings made by the Portfolio on a fiscal quarterly basis. The filings will be made on Form N-Q for the Portfolio’s first and third fiscal quarters (not later than 60 days after the close of the applicable quarter) and on Form N-CSR for the Portfolio’s second and fourth fiscal quarters (not later than 10 days after the transmission to shareholders of the Portfolio’s semi-annual report and annual report, respectively). A schedule of the complete holdings of the Portfolio will also be available on the Portfolio’s website approximately 30 days after the end of each month.

Moreover, there may be instances from time to time when SunAmerica determines that it is important to immediately communicate certain information to the Portfolio’s shareholders, including communications that may contain information about the Portfolio’s portfolio holdings. In these instances, and where SunAmerica determines that the most efficient manner to disseminate such information to shareholders is to post the information on the Portfolio’s website, the information will be considered publicly disseminated pursuant to the Portfolio Holdings Policies. In order for information about portfolio holdings to be disseminated in this manner, SunAmerica’s general counsel must approve the dissemination of this information and such information must be posted prominently on the Portfolio’s website.

SunAmerica and/or the Portfolio may disclose any and all portfolio holdings information prior to public dissemination to the Portfolio’s primary service providers (i.e., the Portfolio’s investment adviser, subadviser, distributor, custodian, transfer agent, servicing agent, fund accountant, administrator, independent public accountants, and legal counsel) and to other service providers (such as proxy voting services, pricing information vendors, broker-dealers who effect portfolio securities transactions, broker-dealers who provide pricing information, and providers of printing and/or regulatory filing services) who need access to such information to perform services on behalf of the Portfolio. Portfolio holdings information may be disclosed to the third parties described above to the extent and as frequently as necessary to allow such third party to perform its duties and responsibilities. These parties are generally subject to duties of confidentiality with respect to the portfolio holdings information they receive, imposed by either law, contract or by the nature of their duties.

SunAmerica and/or the Portfolio may selectively disclose the Portfolio’s non-public portfolio holdings prior to public dissemination to third parties (other than those service providers described above), only if (1) the Portfolio has a legitimate purpose to do so, and (2) the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. Before any such disclosure is made, a written request must be submitted to and approved by SunAmerica’s legal department. SunAmerica’s legal department may approve the request if it is reasonably determined that the requested disclosure would serve a legitimate business purpose of the Portfolio. If the request is approved, the third party must execute a confidentiality agreement in a form deemed acceptable by SunAmerica legal department, unless such disclosure is otherwise required by applicable law, including requests by regulators, court order, or similar authority. Neither the Portfolio, SunAmerica, nor their affiliates, may receive compensation or other consideration in connection with an arrangement to make available information about the Portfolio’s portfolio holdings.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Portfolios and the purpose for such disclosure.

Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Portfolios’ holdings:

1.	PricewaterhouseCoopers LLP (“PwC”). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. PwC does not disclose to third parties information regarding the Portfolios’ holdings.

2.	Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information in connection with the tax services it provides to the Funds. E&Y does not disclose to third parties information regarding the Funds’ holdings.

3.	State Street. State Street, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. State Street does not disclose or release information regarding the Portfolios’ holdings except as instructed by the Portfolios.

4.	Lipper, Inc. (“Lipper”). Lipper is provided with the entire portfolio holdings information for each Fund on a monthly basis. This information is disclosed approximately thirty (30) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Lipper subscribers approximately thirty (30) days after the receipt of information from the Portfolio.

5.	Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service where certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge. Information regarding the Portfolios is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s Morningstar Direct product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

6.	Bloomberg LLP (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

7.	Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information within sixty (60) days after each Portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

8.	Investment Company Institute (“ICI”). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio’s holding information publicly.

9.	Investment Technology Group (“ITG”). State Street provides purchase and sale information with respect to the Portfolio’s equity securities on a quarterly basis approximately fifteen (15) days after the quarter end. ITG analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the SunAmerica and ITG does not disclose publicly the information it receives or the reports it prepares. SunAmerica’s contract with ITG includes a confidentiality clause.

10.	Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the retail funds advised by SunAmerica. Diligent also hosts the Board’s online meeting materials.

11.	Marketing Firms. Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, PrimeLook, Inc., Royal Impressions, Wilmedia and JDP Marketing Services with portfolio holding information. Depending on the Portfolios and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Portfolios or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Portfolios’ portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

12.	Institutional Shareholder Services (“ISS”). ISS downloads both daily and weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used for the purposes of voting proxies on behalf of each Portfolio, evaluating the Portfolio’s eligibility for participating in, and filing proofs of claim on behalf of, the Portfolio in securities class action lawsuits. ISS does not publicly disclose the information except as may be required when filing a proof of claim in connection with a Portfolio’s participation in a securities class action lawsuit. SunAmerica’s contract with ISS includes confidentiality disclosure.

13.	SunAmerica Retirement Markets, Inc. (“SARM”). SARM, an affiliate of SunAmerica, is provided with portfolio information, as needed, in order to facilitate marketing-related support services with respect to the Portfolios.

Certain other information concerning a Portfolio’s portfolio described below may also be disclosed prior to the public dissemination of the Portfolio’s portfolio holdings, provided that: (i) the information has been made available to all shareholders of the applicable Portfolio (e.g., the information has been mailed to shareholders) and/or (ii) the information has been posted on the Portfolio’s website, including where there is a prominent link on the website to such information (e.g., links to fund fact sheets, brochures or other marketing pieces that may contain identifiable holdings information).

1. Asset Class Information. Asset class information (e.g., equity, fixed income, currency or commodities) and the total percentage of the Portfolio held in each asset class;

2. Sector or Geographic Information. Sector information (e.g., technology, financials, industrials) or geographic information (e.g., non-U.S., U.S., or country-specific allocations) and the total percentage of the Portfolio held in each sector or geographic region/country;

3. Impact of Fund Allocation Information. Impact of asset class, sector or geographic information, including contributors/detractors to the Portfolio’s performance; provided, however, that when actual portfolio holdings are named, disclosure of these holdings must be consistent with sections 1 or 2 above; and

4. General Portfolio Characteristics. General portfolio characteristics of the Portfolio, including, but not limited to, total number of stocks held by the Portfolio, average market capitalization and return on equity.

Other data regarding a Portfolio’s portfolio may also be distributed prior to public dissemination of the Portfolio’s portfolio holdings, provided that (a) such data does not identify any specific portfolio holding and (b) the Portfolio’s specific portfolio holdings cannot be derived from such data. Examples of permitted data include, but are not limited to, total net assets, number of holdings, market capitalization, P/E ratio, R2 and beta.

PORTFOLIO TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for each respective Portfolio, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica or another Adviser.

Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Board may instruct an Adviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Portfolio expenses, including, for example, custody expenses. The brokerage of one Portfolio will not be used to help pay the expenses of any other SunAmerica mutual fund. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through expense offset arrangements resulting in broker commission recapture will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the directed brokerage arrangements. By entering into these types of expense offset arrangements, a Portfolio can reduce expenses reported to shareholders in its statement of operations, fee table and expense ratio, and can increase its reported yield.

In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services–analyses and reports concerning issuers, industries, securities, economic factors and trends–and may cause a Portfolio to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The research services consist of assessments and analysis of the business or prospects of a company, industry or economic sector. Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Fund and not all of these services may be used by the Adviser in connection with the Fund. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser’s research and analysis. Therefore, it may tend to benefit the Portfolio by improving the quality of the Adviser’s investment advice. The investment advisory fees paid by the Portfolio are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions), expense reimbursements, or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. The Board has determined that certain directed brokerage arrangements are in the best interest of each Portfolio and its shareholders and, therefore, has conveyed the information to the Adviser. A Portfolio may participate in directed brokerage agreements, provided the portfolio manager can still obtain the best price and execution for trades. Thus, a Portfolio may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a directed brokerage transactions, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. These credits are in hard dollars and could be used to offset the Portfolio’s custody expenses or to pay other Portfolio expenses (excluding expenses payable to affiliates). By entering into a directed brokerage arrangement, a Portfolio can reduce expenses reported to shareholders in its statement or operations, fee table and expense ratio and can increase its reported yield. To the extent SunAmerica or any “affiliated person”, as that term is defined by the 1940 Act (collectively, “Fund Affiliate”), has agreed to waive or reimburse any amounts otherwise payable to them by a Portfolio or reimburse the Portfolio’s expenses (collectively “Expense Waivers”), any amount of commissions used to pay operating expenses of a Portfolio shall not reduce amounts of expenses borne by SunAmerica or its affiliate under such Expense Waivers, but shall instead be used solely to reduce expenses borne to the Portfolio to a lower level than the Portfolio would have borne after giving full effect to the Expense Waivers.

Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Portfolios and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Portfolios and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Portfolios for the fiscal years ended October 31, 2015, 2014 and 2013. The increase in brokerage commissions paid by the Portfolios in the fiscal year ended October 31, 2015, as compared to the fiscal year ended October 31, 2014, was the result of increased sales and higher asset levels.

Brokerage Commissions

2015

	Aggregate Brokerage Commissions	Amount Paid To Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
Dividend Strategy Portfolio	$3,570,869	—	—	—
Strategic Value Portfolio	$178,557	—	—	—

2014

	Aggregate Brokerage Commissions	Amount Paid To Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
Dividend Strategy Portfolio	$1,527,135	—	—	—
Strategic Value Portfolio	$177,565	—	—	—

2013

	Aggregate Brokerage Commissions	Amount Paid To Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
Dividend Strategy Portfolio	$3,093,452	—	—	—
Strategic Value Portfolio	$153,732	—	—	—

The following table sets forth the Dividend Strategy Portfolio’s holdings of securities of the Portfolio’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of October 31, 2015.

Broker Dealer	Amount ($) (000s)	Debt/Equity
State Street Bank and Trust Co.	$129,150	Debt

The following table sets forth the Strategic Value Portfolio’s holdings of securities of the Portfolio’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of October 31, 2015.

Broker Dealer	Amount ($) (000s)	Debt/Equity
Bank of America Corp.	$3,814	Equity
JPMorgan Chase & Co.	$2,927	Equity
State Street Bank and Trust Co.	$1,552	Debt
Wells Fargo & Co.	$5,065	Equity

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the Shareholder Account Information section of the Portfolios’ Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of a Portfolio, an open account will be established under which shares of such Portfolio and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent. Shareholders will not be issued certificates. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800)858-8850, ext. 5125.

Shareholders who have met the Portfolio’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels. At the shareholder’s election, such purchases may be made from his or her bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of each of the Portfolios are sold at the respective NAV next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor may be imposed: (i) at the time of purchase (Class A shares) or (ii) on a deferred basis

(Class B and Class C and certain Class A shares). Class II shares, now designated as Class C shares, had elements of a sales charge that was imposed at the time of purchase and that is deferred prior to their redesignation. Class W shares are not subject to any sales charges. Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Portfolio shares.

The following tables set forth the front-end sales charges with respect to Class A shares of each Portfolio, the amount of the front-end sales concessions that was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class C shares of each Portfolio, received by the Distributor for the fiscal years ended October 31, 2015, 2014 and 2013.

2015

Portfolio	Front-End Sales Concessions Class A Shares	Amount Reallowed to Affiliated Broker-Dealers Class A Shares	Amount Reallowed to Non-Affiliated Broker Dealers Class A Shares	Contingent Deferred Sales Charge Class A Shares	Contingent Deferred Sales Charge- Class B* Shares	Contingent Deferred Sales Charge Class C Shares
Dividend Strategy Portfolio	$12,328,518	$1,486,375	$9,057,053	$149,128	$508,162	$308,230
Strategic Value Portfolio	$145,541	$60,563	$62,542	$2,130	$2,653	$2,356

2014

Portfolio	Front-End Sales Concessions Class A Shares	Amount Reallowed to Affiliated Broker-Dealers Class A Shares	Amount Reallowed to Non-Affiliated Broker Dealers Class A Shares	Contingent Deferred Sales Charge Class A Shares	Contingent Deferred Sales Charge- Class B* Shares	Contingent Deferred Sales Charge Class C Shares
Dividend Strategy Portfolio	$15,017,447	$1,663,966	$11,111,668	$199,450	$460,894	$483,769
Strategic Value Portfolio	$144,264	$57,670	$64,976	$—	$13,349	$3,658

2013

Portfolio	Front-End Sales Concessions Class A Shares	Amount Reallowed to Affiliated Broker-Dealers Class A Shares	Amount Reallowed to Non-Affiliated Broker Dealers Class A Shares	Contingent Deferred Sales Charge Class A Shares	Contingent Deferred Sales Charge- Class B* Shares	Contingent Deferred Sales Charge Class C Shares
Dividend Strategy Portfolio	$16,915,751	$1,478,998	$12,977,040	$103,746	$379,851	$322,501
Strategic Value Portfolio	$104,160	$39,674	$48,935	$817	$9,618	$1,512

*	On January 27, 2015, all outstanding Class B shares of the Strategic Value Portfolio were converted to Class A shares of the Portfolio.

CDSCs Applicable to Shareholders who Acquired Shares of a Portfolio through a Reorganization. For Class B and Class C shares of a Portfolio issued to shareholders in connection with the reorganization of a North American Fund into a Portfolio, the contingent deferred sales charge (“CDSC”) schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by ACS). Upon a redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

Class B*

Years after purchase	CDSC on shares being sold
Up to 2 years	5.00%
2 years or more but less than 3 years	4.00%
3 years or more but less than 4 years	3.00%
4 years or more but less than 5 years	2.00%
5 years or more but less than 6 years	1.00%
6 or more years	None

*	On January 27, 2015, all outstanding Class B shares of the Strategic Value Portfolio were converted to Class A shares of the Portfolio.

Class C

Years after purchase	CDSC on shares being sold
Up to 1 year	1.00%
1 year or more	None

Waiver of CDSCs. As discussed under “Shareholder Account Information” in the Prospectus, CDSCs may be waived on redemptions of Class B and Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.

Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver: (i) the disability must arise after the purchase of shares; and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions. CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SAFS serves as a fiduciary and in which the plan participant or account holder has attained the age of 59  1⁄2 at the time the redemption is made.

Systematic Withdrawal Plan. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. All dividends and capital gains distributions must be reinvested.

Purchases through the Distributor

An investor may purchase shares of a Portfolio through dealers which have entered into selected dealer agreements with the Distributor. An investor’s dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Portfolio. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (“NYSE”) that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Portfolio will not be responsible for delays caused by dealers.

Purchase by Check

Checks should be made payable to the specific Portfolio or payable to SunAmerica Mutual Funds. A personal check for an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186 and the shareholder’s account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Portfolio at the NAV next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See “Shareholder Account Information” in the Prospectus.)

Purchase by Federal Funds Wire

An investor may make purchases by having his or her bank wire federal funds to the Fund’s Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Portfolio and the Transfer Agent are open for business.

Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined NAV if received at or prior to a Portfolio’s close of business, plus any applicable sales charge. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

1.	You must have an existing SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (816)218-0519.

2.	Call SAFS’ Shareholder Services, toll free at (800)858-8850, to obtain your new account number.

3.	Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0 110-00028; DDA# 99029712, SunAmerica [name of Portfolio, Class] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by employer sponsored retirement plans that offer the Portfolio(s) as an investment vehicle, including qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, and other pension, educational and profit-sharing plans, but not IRAs. Further, the sales charge is waived with respect to shares purchased by “advisory accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers; provided the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis. Shares purchased under this waiver may not be resold except to the Portfolio. As described under “Shareholder Account Information” in the Prospectus, Class W shares may be held solely through advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with a Portfolio. Shares are offered at NAV to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A Shares only). As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of a Portfolio may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

Combined Purchase Privilege. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Portfolio shares into a single transaction:

(i) an individual, or a “company” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

(ii) an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

(vi) group purchases as described below.

A combined purchase currently may also include shares of other funds in the SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

Rights of Accumulation. A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at current NAV), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other Portfolios advised by the Adviser, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder’s dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent which is set forth in the New Account Application, establishes a total investment goal in Class A shares of one or more Portfolios or of other funds advised by the Adviser which impose a sales charge at the time of purchase to be achieved through any number of investments over a thirteen-month period of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Portfolio, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction, provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

The Letter of Intent does not obligate the investor to purchase, nor the Portfolio to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under “Rights of Accumulation,” but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Portfolios purchased after the date that the original Letter of Intent went into effect and during the previous 30-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.

Reduced Sales Charge for Group Purchases. Members of qualified groups may purchase Class A shares of the Portfolios under the combined purchase privilege as described above.

To receive a rate based on combined purchases, group members must purchase Class A shares of a Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Portfolio’s shares are made at the public offering price based on the NAV next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member. Class B or Class C shares are not included in calculating the purchased amount of a Portfolio’s shares.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group’s membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group that meets the requirements stated above and is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary. For example, a qualified group could consist of a trade association that would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Portfolio’s shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of a Portfolio at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Portfolio shares.

If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of the Strategic Value Portfolio, may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Portfolio in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the NAV of the applicable Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the NAV per share of the applicable class of shares of a Portfolio next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Portfolio’s close of business will be priced based on the next business day’s close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

EXCHANGE PRIVILEGE

Shareholders in the Portfolios may exchange their shares for the same class of shares of any other Portfolio or other funds distributed by the Distributor that offer such class at the respective NAV per share.

Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. The Portfolios reserve the right to reject exchange requests made through this program that are less than $50. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at 800-858-8850.

If a shareholder acquires Class A shares through an exchange from another SAMF where the original purchase of such fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class B or Class C shares through an exchange from another SAMF will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be ‘tacked’ with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

Because excessive trading (including short-term ‘market timing’ trading) can hurt a Portfolio’s performance, each Portfolio may refuse any exchange sell order: (1) if it appears to be a market timing transaction involving a significant portion of a Portfolio’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, a Portfolio reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchange may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio’s assets. In particular, a pattern of excessive exchanges that coincide with a ‘market timing’ strategy may be disruptive to the Portfolio and may therefore be refused.

Exchanging between Share Classes of the Strategic Value Portfolio

In connection with advisory fee-based investment programs (“Programs”) sponsored by certain Financial Institutions, and subject to the conditions set forth below, shareholders may exchange their Class C shares of the Strategic Value Portfolio into Class A shares of the Strategic Value Portfolio. These transactions will be processed as an exchange of the shares you currently hold for shares in the new class. Shareholders exchanging into the new class must meet the eligibility requirements for such class, as described in the Prospectus.

These exchanges are generally only available for shareholders who hold shares through accounts with Financial Institutions and who are entering a Program with such Financial Institution. Please contact your Financial Institution for additional information concerning these types of exchanges, including whether they are available for your account.

Exchanging Class C shares for Class A shares - Shareholders that are part of a Program may exchange their Class C shares of the Strategic Value Portfolio held at the Financial Institution sponsoring the Program for Class A shares of the same Portfolio to be held in the Program. Only Class C shares that are no longer subject to a CDSC (i.e., that are held longer than twelve months) are eligible for exchange to Class A shares.

Exchanging between Share Classes of the Dividend Strategy Portfolio

In connection with advisory fee-based programs (“Programs”) sponsored by certain Financial Institutions, and subject to the conditions set forth below, shareholders may exchange their shares of one share class of the Dividend Strategy Portfolio for shares of another share class of the Dividend Strategy Portfolio. These transactions will be processed as an exchange of the shares you currently hold for shares in the new class. Shareholders exchanging into a new class must meet the eligibility requirements for such class, as described in the Prospectus.

These exchanges are generally only available for shareholders who hold shares through accounts with Financial Institutions and who are entering or leaving a Program with such Financial Institution. Please contact your Financial Institution for additional information concerning these types of exchanges, including whether they are available for your account.

Exchanging Class A shares for Class W shares - Shareholders that are part of a Program may exchange their Class A shares of the Dividend Strategy Portfolio held at the Financial Institution sponsoring the Program for Class W shares of the Dividend Strategy Portfolio to be held in the Program. Please note that any Class A sales charges that you paid for these shares (including contingent deferred sales charges) will not be credited back to your account.

Exchanging Class C shares for Class W shares - Shareholders that are part of a Program may exchange their Class C shares of the Dividend Strategy Portfolio held at the Financial Institution sponsoring the Program for Class W shares of the Dividend Strategy Portfolio to be held in the Program. Only Class C shares that are no longer subject to a CDSC (i.e., that are held longer than twelve months) are eligible for exchange to Class W shares.

Exchanging Class W shares for Class A shares - Shareholders may exchange Class W shares of the Dividend Strategy Portfolio held through a Program for Class A shares of the Dividend Strategy Portfolio without paying an initial Class A sales charge if the shareholder is leaving or has left the Program and provided that the Class A shares received in the exchange will be held at the same Financial Institution that sponsored the Program. Shareholders should note that the Class A shares of the Dividend Strategy Portfolio are subject to a 12b-1 fee and have higher annual operating expenses than the Class W shares of the Dividend Strategy Portfolio.

An exchange of shares you currently hold in one class of a Portfolio for shares in another class of the same Portfolio will generally not constitute a taxable transaction for federal income tax purposes. Shareholders should, however, consult with their tax adviser regarding the state and local tax consequences of this type of an exchange of shares.

Portfolios may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Portfolios at all times also reserve the right to restrict, or reject any exchange transactions, for any reason, without notice.

DETERMINATION OF NET ASSET VALUE

Shares of each class of each Portfolio are valued at least daily as of the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time). Each Portfolio calculates the NAV of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading. Each Portfolio relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such sources, technological issues or otherwise.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Portfolio’s shares, and a Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Portfolios use an outside pricing service to provide closing market prices and information used for adjusting those prices.

Bonds, debentures and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Investments in registered investment companies that do not trade on an exchange are valued at the end of the day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement prices established by the exchange upon which they trade reported by a Board-approved pricing service. Options contracts traded on national securities exchanges are valued at the mean of the last bid and ask price reported by a Board-approved pricing service as of the close of the exchange on which they are traded. Options contracts traded over the counter will be valued based upon the average of quotations received from at least two brokers in such securities or currencies. Forward contracts are valued at the 4:00 p.m. Eastern Time forward rate.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market that may be either a securities exchange or over-the-counter market.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Portfolios, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Each Portfolio intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Portfolio intends to distribute any net long-term capital gains from the sale of assets in excess of any net short-term capital losses. The current policy of the Strategic Value Portfolio is to pay investment income dividends, if any, at least annually. Focused Dividend Strategy Portfolio’s current policy is to pay investment income dividends, if any, on a quarterly basis. Each Portfolio intends to distribute net capital gains, if any, annually. In determining amounts of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. The Portfolios reserve the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital and net investment income, if any, are paid at least annually.

As of October 31, 2015, for Federal income tax purposes, the Portfolios have capital loss carryforwards, which are available to offset future capital gains, if any.

	Capital Loss Carryforward@	Unlimited†
Focused Dividend Strategy	—	—
Strategic Value*	$86,321,845	—

*	The capital loss carryforwards include realized capital losses from the acquisition of other funds. Certain losses may be subject to annual limitations imposed by the Code. Therefore, it is possible that not all of the capital losses will be available for use.
@	To the extent not yet utilized, such losses will be available to each of the Portfolios to offset future capital gains from 2016 through 2018. Capital loss carryforwards generated in taxable years beginning after 2010 will not be subject to expiration.

†	On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, a Portfolio will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

Distributions will be paid in additional Portfolio shares based on NAV at the close of business on the ex-dividend or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the Portfolio at least five business days prior to the payment date to receive such distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

Taxes. The following is intended to be a general summary of certain U.S. Federal income tax consequences of investing in a Portfolio. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in a Portfolio. This summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Portfolio is qualified and intends to remain qualified and elect to be taxed as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, each Portfolio generally must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of securities, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Portfolio’s assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the value of each Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or in any two or more issuers of which the Portfolio owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

Each Portfolio may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Portfolio fails one of these tests and does not timely cure the failure, the Portfolio will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income.

As a regulated investment company, each Portfolio will not be subject to U.S. Federal income tax on its ordinary income and net capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders an amount at least equal to the sum of 90% of its “investment company taxable income” for the taxable year and 90% of its net tax-exempt interest income for the taxable year. Each Portfolio intends to distribute sufficient income to meet this qualification requirement.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Portfolio must distribute during each calendar year the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its net capital gains, i.e., net long-term capital gains in excess of its net short-term capital losses, for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if actually paid during such calendar year. Additionally, a distribution will be treated as paid on December 31 of a calendar year if it is declared by the distributing Portfolio in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by such Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31 in the calendar year in which such dividend is declared, rather than on the date on which the distributions are actually received. If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt interest and, net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as “qualified dividend income” in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

If a Portfolio is held through a qualified retirement plan entitled to tax-exempt treatment for U.S. Federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax advisor regarding the tax treatment of distributions (which may include amounts attributable to Portfolio distributions) which may be taxable when distributed from the retirement plan.

Distributions of net investment income and short-term capital gains (“ordinary income dividends”) are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends-received from each Portfolio that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Portfolio’s gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain REITs, and will be reported as such to shareholders. Distributions of net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, that a Portfolio reports as capital gains are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned shares. The maximum capital gains rate is 15% for individuals with incomes below approximately $415,000 ($465,000 if married filing jointly), thresholds adjust annually for inflation, and 20% for individuals with any income above those amounts that is capital gain. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

A portion of a Portfolio’s distributions may be treated as “qualified dividend income,” taxable to individuals at long-term capital gains rates (described above). A distribution is treated as qualified dividend income to the extent that the Portfolio receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Portfolio and the shareholder. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Portfolio to an individual in a particular taxable year if 95% or more of the Portfolio’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Portfolio; or (ii) the portion of the regular dividends paid by the Portfolio to an individual in a particular taxable year that is attributable to qualified dividend income received by the Portfolio in that taxable year if such qualified dividend income accounts for less than 95% of the Portfolio’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Portfolio from U.S. corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States or the stock of which is readily tradable on an established securities market in the United States) which are not passive foreign investment companies (“PFICs”). Dividend income will not be treated as qualified dividend income unless the Portfolio satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Also, dividends received by the Portfolio from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Portfolio dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income. To the extent a Portfolio’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

If a Portfolio retains for investment an amount equal to all or a portion of its net capital gains, it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, a Portfolio will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Portfolio upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Portfolio’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in its shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds its shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Portfolio distributions from amounts other than current or accumulated earnings and profits will be treated as returns of capital for federal income tax purposes and will reduce your basis in your shares, with any distributed amount that exceeds your remaining basis constituting capital gain to you. Portfolio distributions in excess of a Portfolio’s minimum distribution requirements but not in excess of the Portfolio’s remaining earnings and profits will not be returns of capital but will be taxable dividends to shareholders. A Portfolio’s capital loss carryovers, if any, from the pre-2011 taxable years will not reduce current earnings and profits even if the Portfolio’s current year distribution requirement is offset by such carryovers.

Investors considering buying shares just prior to the record date for a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Upon a sale or exchange of its shares, a shareholder will recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale or exchange and the shareholder’s adjusted tax basis in the shares. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange for purposes of determining gain or loss. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year, and long-term capital gains rates (described above, if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. For both individuals and corporations, any such loss will be treated as long-term capital loss if such shares were held for more than one year. To the extent not disallowed, any loss recognized on the sale or exchange of shares of a Portfolio held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution, and any undistributed capital gains included in income by such shareholder with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of a Portfolio will be disallowed if other shares of such Portfolio are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of a Portfolio may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Portfolio are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares and is added to the basis of the new shares.

A Portfolio’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Portfolio, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased on or after January 1, 2012.

Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio’s assets to be invested in various countries is not known. If more than 50% in value of a Portfolio’s total assets at the close of its taxable year, or at the close of each quarter, consists of securities of foreign corporations, such Portfolio will be eligible to file an election with the IRS pursuant to which shareholders of the Portfolio will be required to include (in addition to taxable dividends actually received) their proportionate share of such foreign taxes paid by the Portfolio in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations and the Portfolio and the shareholders satisfying certain holding period requirements, use them as foreign tax credits against their U.S. Federal income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in the Portfolio. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Portfolio’s election described in this paragraph but will not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. If a Portfolio receives a refund of foreign taxes previously passed through as a credit to shareholders, this may result in a reduction of current year foreign taxes available for pass through or in a portfolio payment to the IRS in lieu of such reduction.

Certain Portfolios may, from time to time, invest in PFICs. A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. Investments in PFICs are subject to special rules designed to prevent deferral of U.S. taxation of a U.S. person’s share of a PFIC’s earnings. In the absence of certain elections, if any such Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to U.S. Federal income tax on a portion of any “excess distribution” (generally a distribution in excess of a base amount) received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be currently included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a “mark-to-market” election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Portfolio’s taxable year, the Portfolio will recognize the amount of gains, if any, with respect to PFIC stock. Any gains resulting from such elections will be treated as ordinary income. Losses on PFIC stock are allowed only to the extent of such previous gains. The mark-to-market election must be made separately for each PFIC owned by a Portfolio and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. Alternatively, the Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio as described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

Certain Portfolios may invest in REITs that hold residual interests in REMICs. Under Treasury regulations, a portion of the Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an

“excess inclusion”) will be subject to U.S. Federal income tax. Excess inclusion income of a regulated investment company, such as the Portfolios, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by otherwise allowable deductions for tax purposes, (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. Federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Portfolio, then the Portfolio will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. If a charitable remainder annuity trust or charitable remainder unitrust (each as defined in Code Section 664) has UBTI for a tax year, a 100% excise tax on the UBTI is imposed on the trust.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or ordinary loss. These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of each Portfolio’s investment company taxable income available to be distributed to its shareholders as ordinary income. In certain cases, a Portfolio may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and listed options on futures contracts which a Portfolio may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a taxable year, generally are required to be treated as sold at market value on the last business day of such taxable year for U.S. Federal income tax purposes (“marked-to-market”). OTC options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in OTC options written by the Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in OTC options purchased by such Portfolio generally has the same character as the property to which the option relates has in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term capital gain or loss, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

A substantial portion of each Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle, at least one (but not all) of the positions in which is a Section 1256 contract, would constitute a “mixed straddle” under the Code. The Code generally provides special rules with respect to straddles, such as: (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrecognized gains in the offsetting position; (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) “short sale” rules which may suspend the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain capital losses from short-term to long-term; and (iv) “conversion transaction” rules which recharacterize all or a portion of capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections are also provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain if a Portfolio makes a “constructive sale” of an appreciated financial position. A Portfolio generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

Under the “wash sale” rule, losses incurred by a Portfolio on the sale of (or on a contract or option to sell) stock or securities are not deductible if, within a 61-day period beginning 30 days before and ending 30 days after the date of the sale, the Portfolio acquires or has entered into a contract or option to acquire stock or securities that are substantially identical. In such a case, the basis of the stock or securities acquired by the Portfolio will be adjusted to reflect the disallowed loss.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Each Portfolio may purchase debt securities (such as zero-coupon, or deferred interest or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Portfolio and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders. If a Portfolio holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Portfolio’s taxable year, and the Portfolio satisfies the minimum distribution requirement, the Portfolio may elect for U.S. Federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Portfolio for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the Portfolio were to make an election, a shareholder of the Portfolio would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

A Portfolio may be required to withhold U.S. Federal income tax at the rate of 28% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. Federal income tax liability.

Any distributions of net investment income or short-term capital gains made to a foreign shareholder generally will be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder) if any, provided that the required information is timely furnished to the IRS.

In general, U. S. Federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Portfolio. For foreign shareholders of a Portfolio, a distribution attributable to the Portfolio’s sale or exchange of U.S. real property or of a REIT or other U.S. real property holding corporation will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of the Portfolio’s assets is invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of the Portfolio’s assets are invested in REITs and other U.S. real property holding corporations.

The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding the Portfolio’s participation in a wash sale transaction or its payment of a substitute dividend.

Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Portfolio’s “qualified net interest income” (generally, the Portfolio’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Portfolio’s “qualified short-term capital gains” (generally, the excess of the Portfolio’s net short-term capital gain over the Portfolio’s long-term capital loss for such taxable year). However, depending on its circumstances, the Portfolio may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Distributions that a Portfolio reports as “short-term capital gains dividends” or “long-term capital gains dividends” may not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the foreign shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one-year period ending on the date of distribution. Such distributions will be subject to 30% withholding by the Portfolio and will be treated as ordinary dividends to the foreign shareholder.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described here. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio, including the applicability of foreign taxes.

A 30% withholding tax is currently imposed on dividends paid and will be imposed on redemption proceeds paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of Portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, and net capital gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly), and of estates and trusts.

In the event that a Portfolio were to experience an ownership change as defined under the Code, the Portfolio’s loss carryforwards and other loss attributes, if any, may be subject to limitation.

Shares of a Portfolio held by a non-U.S. shareholder at death will be considered situated in the United States and subject to the U.S. estate tax, if applicable.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state, local and foreign taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in each Portfolio. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

RETIREMENT PLANS

Shares of a Portfolio may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Portfolio through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at 800-858-8850. However, it is recommended that anyone considering an acquisition of Shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Portfolio may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts (“IRA”). Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (“SARSEP”). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (“SIMPLE IRA”). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code in 2016, unmarried individuals with adjusted gross income of up to $117,000, and married couples who file a joint return and have joint adjusted gross income of up to $184,000, may contribute up to the maximum permitted amount to a Roth IRA. The maximum allowed contribution phases out above such amounts. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Education Savings Accounts. Coverdell Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, in 2016, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000 may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18. The $2,000 annual limit is phased out for unmarried individuals with adjusted gross income between $95,000 and $110,000, and for married individuals who file a joint return and have joint adjusted gross income between $190,001 and $220,000. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

Individual 401(k). The Individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual 401(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual 401(k) generally allows for an employer contribution of up to 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402(g). In addition, because of its smaller size, the Individual 401(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

DESCRIPTION OF SHARES

Ownership of the Fund is represented by shares of common stock. The total number of shares that the Fund has authority to issue is three billion (3,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to three hundred thousand dollars ($300,000).

Currently, six investment portfolios of the Fund have been authorized pursuant to the Fund’s Articles of Incorporation (“Articles”). Two of such Portfolios are offered through this SAI: the Dividend Strategy Portfolio and the Strategic Value Portfolio. The Dividend Strategy Portfolio is divided into four classes of shares, designated as Class A, Class B, Class C and Class W. The Strategic Value Portfolio is divided into two classes of shares, designated as Class A and Class C. The Directors may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Fund that would operate independently from the Fund’s present Portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Fund’s shares represents the interests of the shareholders of that series in a particular portfolio of assets. In the future, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Fund. In addition, the Directors may be removed by the action of the shareholders of record of two-thirds or more of the outstanding shares. All Portfolios of shares will vote with respect to certain matters, such as election of Directors. When all Portfolios are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolio’s policies, only shareholders of the Portfolios affected by the matter may be entitled to vote.

The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge and a distribution fee, (iii) Class B shares are subject to a CDSC and a distribution fee, (iv) Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B Shares, (v) Class C shares are subject to a distribution fee and a CDSC, (vi) Class W shares have a $50,000 minimum investment requirement, and (vii) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan. All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares have no conversion rights, except as described above.

The Articles provide, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940 Act) that no Director or officer of the Fund shall be personally liable to the Fund or to stockholders for money damages. The Articles provide that the Fund shall indemnify (i) the Directors and officers, whether serving the Fund or its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board or the Fund’s By-laws and be permitted by law. The duration of the Fund shall be perpetual.

ADDITIONAL INFORMATION

Computation of Offering Price Per Share.

The following is the offering price calculation for each Class of shares of the Portfolios, based on the value of each Portfolio’s net assets and number of shares outstanding on October 31, 2015. There are no sales charges for Class W shares and therefore the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding.

Dividend Strategy Portfolio
	Class A	Class B**	Class C†	Class W
Net Assets	$4,213,860,221	$337,033,107	$3,008,526,716	$2,360,857,796
Number of Shares Outstanding	239,346,388	19,269,681	172,107,910	134,149,896
Net Asset Value Per Share (net assets divided by number of shares)	$17.61	$17.49	$17.48	$17.60
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$1.07	—	—	—
Offering Price	$18.68	—	—	—

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial charge but may be subject to a CDSC on redemption of shares within six years of purchase.
†	Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

Strategic Value Portfolio
	Class A	Class C†
Net Assets	$186,699,315	$54,892,572
Number of Shares Outstanding	7,254,373	2,305,139
Net Asset Value Per Share (net assets divided by number of shares)	$25.74	$23.81
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	1.57	—
Offering Price	$27.31	—

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
†	Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

Reports to Shareholders. The Fund sends audited Annual and unaudited Semi-Annual reports to shareholders of each of the Portfolios. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with a Portfolio to confirm transactions in the account.

Custodian and Transfer Agent. State Street Bank and Trust Co., One Lincoln Street, Boston, MA 02111, serves as Custodian and Transfer Agent for the Portfolios and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer Agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street. SAFS, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, acts as a servicing agent assisting State Street in connection with certain services offered to the shareholders of each of the Portfolios.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002, has been selected to serve as the Fund’s independent registered public accounting firm and, in that capacity, examines the annual financial statements of the Fund.

Legal Counsel. The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Fund.

FINANCIAL STATEMENTS

The Fund’s audited financial statements are incorporated in this SAI by reference to its October 31, 2015 annual report to shareholders. You may request a copy of the annual and semi-annual reports of the Portfolios at no charge by calling (800) 858-8850 or writing the Portfolios at SunAmerica Fund Services, Inc., Mutual Fund Operations, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311 or by visiting our website at www.safunds.com.

APPENDIX

DESCRIPTION OF CREDIT RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

The issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

I. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligator’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SunAmerica Focused

Asset Allocation Strategies

Prospectus

2016

www.safunds.com

THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS.

Privacy Statement

SunAmerica collects nonpublic personal information about you from the following sources:

•    Information we receive from you on applications or other forms; and

•    Information about your SunAmerica mutual funds transactions with us or others, including your financial advisor.

SunAmerica will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

•    SunAmerica received your prior written consent;

•    SunAmerica believes the recipient is your authorized representative;

•    SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or

•    SunAmerica is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, SunAmerica will adhere to the privacy policies and practices as described in this notice.

SunAmerica restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

Filed Pursuant to Rule 497(c)
Registration No. 333-11283

February 29, 2016        PROSPECTUS

SUNAMERICA SERIES, INC.

SUNAMERICA FOCUSED ASSET ALLOCATION STRATEGIES

Focused Balanced Strategy Portfolio

Focused Multi-Asset Strategy Portfolio

Class	Focused Balanced Strategy Portfolio: Ticker Symbols	Focused Multi-Asset Strategy Portfolio: Ticker Symbols
A Shares	FBAAX	FASAX
B Shares	FBABX	FMABX
C Shares	FBACX	FMATX
I Shares	N/A	N/A

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Portfolio Highlights: Focused Balanced Strategy Portfolio

INVESTMENT GOALS

The investment goals of the Focused Balanced Strategy Portfolio (the “Portfolio”) are growth of capital and conservation of principal.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information—Sales Charge Reductions and Waivers” section on page 26-27 of the Portfolio’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 32 of the Portfolio’s statement of additional information (“SAI”). Class I shares are offered exclusively to participants in certain retirement plans and other programs.

	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Maximum Account Fee	None	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	—	0.65%	0.65%	—
Other Expenses	0.12%	0.19%	0.12%	2.41%
Acquired Fund Fees and Expenses	1.49%	1.49%	1.49%	1.49%

Total Annual Portfolio Operating Expenses(2)	1.71%	2.43%	2.36%	4.00%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 25-27 of the Prospectus for more information about the CDSCs.
(2)	The Total Annual Portfolio Operating Expenses for the Class A, Class B, Class C and Class I shares do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table which reflects the operating expenses of each Class and does not include Acquired Fund Fees and Expenses.

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EXAMPLE:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Focused Balanced Strategy Portfolio
Class A Shares	$739	$1,083	$1,450	$2,478
Class B Shares	646	1,058	1,496	2,588
Class C Shares	339	736	1,260	2,696
Class I Shares	402	1,218	2,051	4,206

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Focused Balanced Strategy Portfolio
Class A Shares	$739	$1,083	$1,450	$2,478
Class B Shares	246	758	1,296	2,588
Class C Shares	239	736	1,260	2,696
Class I Shares	402	1,218	2,051	4,206

PORTFOLIO TURNOVER:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 6% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE PORTFOLIO

The Portfolio’s principal investment strategy is a fund of funds strategy focusing in equities and fixed income securities. A fund of funds strategy is an investment strategy in which the assets of a fund are invested in shares of other mutual funds. A fund of funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.

The principal investment technique of the Portfolio is allocation of assets among a combination of SunAmerica funds that invest in equity and fixed income securities. The Portfolio may also invest in the SunAmerica Commodity Strategy Fund, which is categorized as “commodity strategy,” and the SunAmerica Global Trends Fund and the SunAmerica Income Explorer Fund, which are categorized as “global strategies,” in the projected asset allocation ranges below. In addition, the Portfolio may invest in any other affiliated SunAmerica fund, including the SunAmerica Money Market Fund. The Portfolio may also invest in exchange-traded funds (“ETFs”), although the portfolio managers will generally only invest in ETFs to obtain exposure to a particular asset class when there is no SunAmerica fund option available. The SunAmerica funds in which the Portfolio may invest are referred to herein as the “Underlying SunAmerica Funds” and together with the ETFs as the “Underlying Funds.”

The following chart reflects the projected asset allocation ranges under normal market conditions for the Portfolio (as invested through the Underlying Funds).

Domestic Equity Securities	35%-75%
Foreign Equity Securities	0%-20%
Fixed Income Securities	25%-50%
Commodity Strategy	0%-30%
Global Strategies	0%-20%

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Portfolio Highlights: Focused Balanced Strategy Portfolio

SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) rebalances the Portfolio on an ongoing basis using cash flows. In addition, under normal market conditions, the Adviser will rebalance the Underlying Funds of the Portfolio quarterly through exchanges, if necessary. However, the Adviser reserves the right to rebalance the Portfolio through exchanges at any time the Adviser deems such rebalancing to be appropriate.

For more complete information about the investment strategies and techniques of the Underlying SunAmerica Funds in which the Portfolio currently intends to invest, see “Information About the Underlying Funds” on pages 40 to 43. The Adviser may change the particular Underlying Funds from time to time without notice to investors.

The principal investment strategies and principal investment techniques of the Portfolio may be changed without shareholder approval.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

There can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk. The Portfolio is subject to the risk that the Adviser’s selection of the Underlying Funds, and the allocation and reallocation of Portfolio assets among the Underlying Funds, may not produce the desired result.

Affiliated Fund Risk. In managing the Portfolio, the Adviser will have the authority to allocate and reallocate the Portfolio’s assets among the Underlying Funds. The Adviser may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying SunAmerica Funds because the fees payable to it by some of the Underlying SunAmerica Funds are higher than the fees payable by other Underlying SunAmerica Funds and because the Adviser is also responsible for managing the Underlying SunAmerica Funds. However, the Adviser has a fiduciary duty to act in the Portfolio’s best interests when selecting the Underlying Funds, including the Underlying SunAmerica Funds.

Risks of Stock Market Volatility and Securities Selection. The Portfolio is subject to the risks to which the Underlying Funds that invest in equity securities are exposed. Therefore, as with an investment in any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. This type of fluctuation is expected to increase as the Portfolio’s allocation to Underlying Funds that invest in equity securities increases. You should be aware that the performance of different types of equity securities may rise or decline under varying market conditions (e.g., “value” stocks may perform well under circumstances in which “growth” stocks in general have fallen). In addition, individual securities selected for any of the funds within SunAmerica Series, Inc. (“Underlying Focused Funds”) may underperform the market generally.

Risks of Investing in Small and Mid Market Capitalization Companies. The Portfolio invests in Underlying Funds that invest in stocks of smaller companies. Stocks of small-cap companies and, to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Risks of Bond Market Volatility and Interest Rate Fluctuations. The Portfolio is subject to the risks to which the Underlying Funds that invest in bonds and other fixed income securities are exposed, such as that an issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations (credit quality risk). In addition, as with the Underlying Funds that invest in bonds and other fixed income securities, the Portfolio’s share prices can be negatively affected when interest rates rise and are subject to the risk that bond markets could go up or down (sometimes dramatically). These risks are expected to increase as the Portfolio’s allocation to Underlying Funds that invest in bonds and other fixed income securities increases. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Prepayment Risks. The Portfolio invests in Underlying Funds that invest significantly in mortgage-backed securities; this entails the risk that the underlying principal may be “prepaid” at any time. As a result of prepayments, in periods of declining interest rates the Underlying Funds may be required to reinvest their assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Underlying Funds may exhibit price characteristics of longer-term debt securities, and therefore may be more sensitive to changes in interest rates.

U.S. Government Securities Risk. The Portfolio invests in Underlying Funds that invest significantly in U.S. government securities. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by the Federal Home Loan

4

Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank are neither insured nor guaranteed by the U.S. government. These securities may be supported only by the credit of the issuing agency, authority, instrumentality or enterprise or by the ability to borrow from the U.S. Treasury and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Disciplined Strategy Risk. Certain Underlying SunAmerica Funds or portions thereof will not deviate from their strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If these Underlying SunAmerica Funds or portions thereof are committed to a strategy that is unsuccessful, these Underlying SunAmerica Funds will not meet their investment goals. Because these Underlying SunAmerica Funds or portions thereof generally will not use certain techniques available to other mutual funds to reduce stock market exposure (e.g., derivatives), these Underlying SunAmerica Funds may be more susceptible to general market declines than other mutual funds.

Active Trading Risk. Certain Underlying Funds may engage in active trading of their portfolio securities. Because the Underlying Funds may sell a security without regard to how long they have held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Underlying Fund and which will affect the Underlying Funds and the Portfolio’s performance. During periods of increased market volatility, active trading may be more pronounced.

ETF Risk. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. To the extent that the Portfolio invests in an ETF, the Portfolio will indirectly bear its proportionate share of the management and other expenses that are charged by the ETF in addition to the expenses paid by the Portfolio.

Preferred Securities Risk. The Portfolio invests in Underlying SunAmerica Funds that invest significantly in preferred securities. Preferred securities are subject to bond market volatility, credit risk and interest rate fluctuation risk. In addition, preferred securities are subordinated to other securities in the issuer’s capital structure and are subject to the risk that the issuer will fail to make dividends or other distributions on the preferred securities when due because other claims on the issuer’s assets take priority. Preferred securities may be less liquid than many other types of securities or may be subject to the risk of being redeemed prior to their scheduled date.

Closed-End Fund Risk. The Portfolio invests in Underlying SunAmerica Funds that invest significantly in closed-end funds. An Underlying SunAmerica Fund’s investments in closed-end funds generally reflect the risks of the underlying securities held by the closed-end funds. The Underlying SunAmerica Funds will indirectly bear their proportionate share of the management and other expenses that are charged by the closed-end funds in addition to the expenses paid by such fund. In addition, shares of closed-end funds are subject to a number of risks which are related directly to their structure. First, shares of closed-end funds frequently trade at a discount from their net asset value per share (“NAV”), which is a risk separate and distinct from the risk that the Underlying SunAmerica Fund’s NAV could decrease as a result of its investment activities. Second, many closed-end funds include leverage in their capital structure as a part of a strategy designed to enhance the level of income and capital appreciation to their shareholders. The presence of leverage in the closed-end fund structure introduces both increased volatility of NAV, and the potential for greater variability in the dividends paid by the closed-end funds, as the cost of borrowings often changes up or down with the general level of interest rates.

Foreign Exposure Risk. The Portfolio invests in Underlying SunAmerica Funds that invest significantly in foreign securities. Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Risks of Investing in the SunAmerica Commodity Strategy Fund. The Portfolio, to the extent it invests in the SunAmerica Commodity Strategy Fund, is subject to the following additional risks (these risks increase as the Portfolio’s allocation to the SunAmerica Commodity Strategy Fund increases):

Commodity Exposure Risks. Exposure to the commodities markets may subject the SunAmerica Commodity Strategy Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry

5

Portfolio Highlights: Focused Balanced Strategy Portfolio

or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Futures Contracts Risks. The risks associated with the SunAmerica Commodity Strategy Fund’s use of futures contracts include: (i) although the SunAmerica Commodity Strategy Fund will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, the SunAmerica Commodity Strategy Fund may be unable to close out its futures contracts at a time which is advantageous; (ii) the risk that losses caused by sudden, unanticipated market movements may be potentially unlimited; (iii) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (v) if the SunAmerica Commodity Strategy Fund has insufficient cash to meet margin requirements, the SunAmerica Commodity Strategy Fund may need to sell other investments, including at disadvantageous times.

Risks of Commodity-Linked Derivatives. The commodity-linked derivative instruments in which the SunAmerica Commodity Strategy Fund invests have substantial risks, including risk of loss of a significant portion of their principal value. Commodity-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets, as well as economic and other regulatory or political developments, overall market movements and other factors. Typically, the return of the commodity-linked swaps will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the SunAmerica Commodity Strategy Fund earns from these notes and/or swaps as compared to the index.

Subsidiary Risk. The SunAmerica Commodity Strategy Fund intends to gain exposure to the commodities markets, in part, through investments in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). By investing in the Subsidiary, the SunAmerica Commodity Strategy Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the SunAmerica Commodity Strategy Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved.

The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the SunAmerica Commodity Strategy Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are managed by SunAmerica and advised by the SunAmerica Commodity Strategy Fund’s Subadviser, making it unlikely that the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the SunAmerica Commodity Strategy Fund and/or the Subsidiary to operate as described in its Prospectus and the Statement of Additional Information (“SAI”) and could adversely affect the Fund.

Risks of Derivative Instruments. The SunAmerica Commodity Strategy Fund can use other derivative instruments, such as options, futures and swaps, to seek greater investment returns or to hedge against declines in the value of the Commodity Strategy Fund’s other portfolio investments. There are special risks in particular derivative instruments and hedging strategies the SunAmerica Commodity Strategy Fund might use. If the investment adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, use of a derivative instrument may result in a significant loss to the SunAmerica Commodity Strategy Fund and reduce its return. The SunAmerica Commodity Strategy Fund could also experience losses if the prices of its derivative instruments were not properly correlated with its other investments.

Risks of Leverage. Certain derivatives the SunAmerica Commodity Strategy Fund buys involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The SunAmerica Commodity Strategy Fund’s use of certain economically leveraged derivatives can result in a loss substantially greater than the amount invested in the derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the SunAmerica Commodity Strategy Fund uses futures and other derivatives for leverage, a shareholder’s investment will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the SunAmerica Commodity Strategy Fund’s investments.

Credit Risk. The commodity-linked swaps, “over-the-counter” (“OTC”) options, and fixed income securities the SunAmerica Commodity Strategy Fund buys are subject to credit risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. If the issuer fails to pay interest, the SunAmerica Commodity Strategy Fund’s income might be reduced. If the issuer fails to pay principal, the SunAmerica Commodity Strategy Fund can lose money on the investment, and its share price may fall.

6

Counterparty Risk. The SunAmerica Commodity Strategy Fund will be exposed to the credit of the counterparties to derivative contracts and their ability to satisfy the terms of the agreements, which exposes the SunAmerica Commodity Strategy Fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the SunAmerica Commodity Strategy Fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the SunAmerica Commodity Strategy Fund seeks to enforce its rights, inability to realize any gains on its investment during such period and fees and expenses incurred in enforcing its rights.

Interest Rate Risk. Fixed income securities and currency and fixed income futures are subject to changes in their value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations is generally greater for debt securities with longer maturities. The SunAmerica Commodity Strategy Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. The value of the SunAmerica Commodity Strategy Fund’s currency and fixed income futures will fluctuate in varying directions and amounts based on the specific types of futures held by the SunAmerica Commodity Strategy Fund. The SunAmerica Commodity Strategy Fund’s share price can go up or down when interest rates change because of the effect of the change in the value of the SunAmerica Commodity Strategy Fund’s portfolio of fixed income securities and currency and fixed income futures.

Illiquidity Risk. Certain investments may be difficult or impossible to sell at the time and the price that the SunAmerica Commodity Strategy Fund would like. In addition, while not necessarily illiquid securities, certain derivatives in which the Fund invests are generally not listed on any exchange and the secondary market for those derivatives has less liquidity relative to markets for other securities. Obtaining valuations for those derivatives may be more difficult than obtaining valuations for actively traded securities. Thus, the value upon disposition on any given derivative may differ from its current valuation.

U.S. Government Securities Risk. Some U.S. government agency securities may be subject to varying degrees of credit risk, particularly those not backed by the full faith and credit of the United States Government. All U.S. government securities may be subject to price declines due to changing interest rates.

Risks of Exchange-Traded Funds. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the SunAmerica Commodity Strategy Fund could lose money investing in an ETF.

Risk of Failure to Match Index Performance. A portion of the SunAmerica Commodity Strategy Fund’s assets are managed pursuant to an index strategy designed to track, before fees and expenses, the performance of the Bloomberg Commodity Index (the “Index Sleeve”). The ability of the portion of the Index Sleeve to replicate the performance of the Bloomberg Commodity Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the SunAmerica Commodity Strategy Fund, commissions, and portfolio expenses. When the SunAmerica Commodity Strategy Fund employs a “replication” or “optimization” strategy, the Index Sleeve is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Index Sleeve may perform differently than the Bloomberg Commodity Index.

Financial Services Risk. Companies in the financial services sector may serve as counterparties to other derivative transactions in which the SunAmerica Commodity Strategy Fund engages. As a result, events affecting issuers in the financial services sector may cause the SunAmerica Commodity Strategy Fund’s share value to fluctuate and may impact a company’s creditworthiness or ability to perform under its agreement with the SunAmerica Commodity Strategy Fund.

Regulatory Risk. Based on the SunAmerica Commodity Strategy Fund’s and its Subsidiary’s current investment strategies, SunAmerica Commodity Strategy Fund and the Subsidiary are each deemed a “commodity pool” and SunAmerica, as investment adviser to each, is considered a commodity pool operator (“CPO”) with respect to the SunAmerica Commodity Strategy Fund and the Subsidiary under the Commodity Exchange Act (the “CEA”). In addition, Wellington Management Company LLP (“Wellington Management”), as subadviser to the SunAmerica Commodity Strategy Fund and the Subsidiary, is considered a commodity trading adviser (“CTA”) with respect to the SunAmerica Commodity Strategy Fund and the Subsidiary. SunAmerica is currently registered with the National Futures Association as a CPO and Wellington Management is registered as a CTA, and each act as such with respect to the operation of the SunAmerica Commodity Strategy Fund and the Subsidiary. Due to recent regulatory changes, SunAmerica, Wellington Management and the SunAmerica Commodity Strategy Fund are currently assessing what, if any,

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Portfolio Highlights: Focused Balanced Strategy Portfolio

additional regulatory requirements may be imposed and additional expenses may be incurred by the SunAmerica Commodity Strategy Fund. Compliance with applicable Commodity Futures Trading Commission (“CFTC”) disclosure, reporting and recordkeeping regulations relating to commodity pools is expected to increase expenses of the SunAmerica Commodity Strategy Fund, although the nature and extent of how these requirements will affect the SunAmerica Commodity Strategy Fund is uncertain. In addition, the CFTC or the Securities and Exchange Commission (the “SEC”) could at any time alter the regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures or swaps transactions by investment companies, which could result in the inability of the SunAmerica Commodity Strategy Fund and the SunAmerica Global Trends Fund to achieve its investment goals through its current strategy.

Risks of Investing in the SunAmerica Global Trends Fund. The Portfolio, to the extent it invests in the SunAmerica Global Trends Fund, is subject to the following additional risks (these risks increase as the Portfolio’s allocation to the SunAmerica Global Trends Fund increases):

Strategy Risk. Investors should note that the ability of the subadviser to the SunAmerica Global Trends Fund (the “Subadviser”) to successfully implement the SunAmerica Global Trends Fund’s strategies, including the proprietary investment process used by the Subadviser, will influence the performance of the SunAmerica Global Trends Fund significantly.

Futures Contracts Risk. The risks associated with the SunAmerica Global Trends Fund’s use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times.

Forwards Risk. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the SunAmerica Global Trends Fund faces the risk that its counterparties may not perform their obligations. Forward contracts are also not regulated by the CFTC and therefore the SunAmerica Global Trends Fund will not receive any benefit of CFTC regulation when trading forwards.

Stock Market Volatility Risk. The value of an investment in the SunAmerica Global Trends Fund may fluctuate in response to stock market movements. This volatility could affect the value of the investments in the SunAmerica Global Trends Fund’s portfolio exposed to equity markets.

Foreign Exposure Risk. Investments that provide exposure to foreign countries are subject to a number of risks. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect such an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Emerging Markets Risk. Emerging markets are riskier than more developed markets and investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Interest Rate Risk. Fixed income securities and currency and fixed income futures instruments are subject to changes in their value when prevailing interest rates change. The values of already-issued debt securities have an inverse relationship with changes in interest rates. The magnitude of these changes in value is generally greater for debt securities with longer maturities. The SunAmerica Global Trends Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. The value of the SunAmerica Global Trends Fund’s currency and fixed income futures instruments will fluctuate in varying directions and amounts based on the specific types of futures instruments held by the Fund. The SunAmerica Global Trends Fund’s exposure to foreign fixed income instruments will also be subject to risks associated with foreign investments, as described above under “Foreign Exposure Risk” and “Emerging Markets Risk.”

Credit Risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. Credit risk could affect the value of the investments in the SunAmerica Global Trends Fund’s portfolio exposed to fixed income securities.

Bond Market Volatility Risk. The bond markets as a whole could go up or down (sometimes dramatically). This volatility could affect the value of the investments in the SunAmerica Global Trends Fund’s portfolio exposed to bonds or other fixed income securities.

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Currency Risk. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the SunAmerica Global Trends Fund’s investments in futures instruments with underlying securities or instruments denominated in a foreign currency or may widen existing losses. In addition, investments denominated in the currencies of emerging markets generally have a higher degree of currency risk, as described above under “Emerging Markets Risk.”

Commodity Exposure Risks. Exposure to the commodities markets may subject the SunAmerica Global Trends Fund to greater volatility than investments in traditional securities. The value of commodity futures instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Leverage Risk. The SunAmerica Global Trends Fund may invest in certain futures instruments that provide leveraged exposure. The SunAmerica Global Trends Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the SunAmerica Global Trends Fund to lose more than the amount it invested in those instruments.

Subsidiary Risk. The SunAmerica Global Trends Fund intends to gain exposure to the commodities markets, in part, through investments in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Global Trends Subsidiary”). By investing in the Global Trends Subsidiary, the SunAmerica Global Trends Fund is indirectly exposed to the risks associated with the Global Trends Subsidiary’s investments. The derivatives and other investments held by the Global Trends Subsidiary are generally similar to those that are permitted to be held by the SunAmerica Global Trends Fund and are subject to the same risks that apply to similar investments if held directly by the SunAmerica Global Trends Fund. There can be no assurance that the investment objective of the subsidiary will be achieved.

The Global Trends Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the SunAmerica Global Trends Fund’s Prospectus, is not subject to all the investor protections of the 1940 Act. However, the SunAmerica Global Trends Fund wholly owns and controls the Global Trends Subsidiary, and the SunAmerica Global Trends Fund and Global Trends Subsidiary are managed by SunAmerica and subadvised by the Subadviser, making it unlikely that the Global Trends Subsidiary will take actions contrary to the interests of the SunAmerica Global Trends Fund or its shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the SunAmerica Global Trends Fund and/or the Global Trends Subsidiary to operate as described in its Prospectus and Statement of Additional Information and could adversely affect the SunAmerica Global Trends Fund.

Tax Risk. The SunAmerica Global Trends Fund gains exposure to the commodities markets through investments in commodity-linked futures instruments and through its investment in the Subsidiary. In order for the Fund to qualify as a regulated investment company, the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income realized from certain types of commodity-linked derivatives would not be qualifying income. As such, the Fund’s ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. The Fund seeks to gain exposure to the commodities markets primarily through investments in the Global Trends Subsidiary. The SunAmerica Global Trends Fund has requested a private letter ruling from the IRS concluding that income derived from the Fund’s investment in the Subsidiary would constitute qualifying income to the Fund. The IRS has indicated that the granting of private letter rulings, like the one requested by the SunAmerica Global Trends Fund, is currently suspended, pending further review. As a result, there can be no assurance that the IRS will grant the private letter ruling requested. If the IRS does not grant the private letter ruling request, there is a risk that the IRS could assert that the income derived from the SunAmerica Global Trends Fund’s investment in the Subsidiary will not be considered qualifying income for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. Furthermore, the tax treatment of commodity-linked futures instruments and the Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the SunAmerica Global Trends Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in this Prospectus and the Statement of Additional Information.

Repurchase Agreements Risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the SunAmerica Global Trends Fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the SunAmerica Global Trends Fund has purchased has decreased, the Fund could experience a loss. The SunAmerica Global Trends Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the SunAmerica Global Trends Fund to the risk that the counterparties may default on their obligations to perform under the agreements.

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Portfolio Highlights: Focused Balanced Strategy Portfolio

Active Trading Risk. Active trading of the SunAmerica Global Trends Fund’s portfolio will result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the SunAmerica Global Trends Fund and which will affect the Fund’s performance. Active trading may also result in increased tax liability for SunAmerica Global Trends Fund shareholders.

Regulatory Risk. Based on the SunAmerica Global Trends Fund’s and the Global Trends Subsidiary’s current investment strategies, SunAmerica Global Trends Fund and the Global Trends Subsidiary are each deemed a “commodity pool” and SunAmerica, as investment adviser to each, is considered a commodity pool operator (“CPO”) with respect to the SunAmerica Global Trends Fund and the Global Trends Subsidiary under the Commodity Exchange Act (the “CEA”). In addition, Wellington Management Company LLP (“Wellington Management”), as subadviser to the SunAmerica Commodity Strategy Fund and the Subsidiary, is considered a commodity trading adviser (“CTA”) with respect to the SunAmerica Global Trends Fund and the Global Trends Subsidiary. SunAmerica is currently registered with the National Futures Association as a CPO and Wellington Management is registered as a CTA, and each act as such with respect to the operation of the SunAmerica Global Trends Fund and the Global Trends Subsidiary. Due to recent regulatory changes, SunAmerica, Wellington Management and the SunAmerica Global Trends Fund are currently assessing what, if any, additional regulatory requirements may be imposed and additional expenses may be incurred by the Fund. Compliance with applicable CFTC disclosure, reporting and recordkeeping regulations relating to commodity pools is expected to increase expenses of the SunAmerica Global Trends Fund, although the nature and extent of how these requirements will affect the Fund is uncertain. In addition, the CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures or swaps transactions by investment companies, which could result in the inability of the SunAmerica Global Trends Fund to achieve its investment goal through its current strategy.

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PERFORMANCE INFORMATION

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year, and compare the Portfolio’s average annual returns to those of the Russell 3000® Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the Table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. Updated information on the Portfolio’s performance can be obtained by visiting www.safunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

FOCUSED BALANCED STRATEGY PORTFOLIO        (Class A)

During the ten-year period shown in the Bar Chart, the highest return for a quarter was 12.48% (quarter ended June 30, 2009) and the lowest return for a quarter was –15.92% (quarter ended December 31, 2008).

	Average Annual Total Returns (as of the periods ended December 31, 2015)
	Past One Year	Past Five Years	Past Ten Years
Class B	–7.67%	4.32%	2.84%
Class C	–4.80%	4.67%	2.73%
Class I	–3.28%	5.31%	3.40%
Return Before Taxes (Class A)	–8.81%	4.09%	2.77%
Return After Taxes on Distributions (Class A)	–9.41%	3.47%	1.79%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[1]	–4.78%	2.99%	2.03%

Russell 3000® Index	0.48%	12.18%	7.35%

[1]

When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

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Portfolio Highlights: Focused Balanced Strategy Portfolio

INVESTMENT ADVISER

The Portfolio’s investment adviser is SunAmerica.

PORTFOLIO MANAGER

Name	Portfolio Manager of the Portfolio Since	Title
Douglas Loeffler	2015	Portfolio Manager, Vice President at SunAmerica

For important information about purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 24 of the Prospectus.

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Portfolio Highlights: Focused Multi-Asset Strategy Portfolio

INVESTMENT GOALS

The investment goal of the Focused Multi-Asset Strategy Portfolio (the “Portfolio”) is growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information—Sales Charge Reductions and Waivers” section on page 26-27 of the Portfolio’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 32 of the Portfolio’s statement of additional information (“SAI”).

	Class A	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Maximum Account Fee	None	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	—	0.65%	0.65%	—
Other Expenses	0.09%	0.15%	0.09%	0.34%
Acquired Fund Fees and Expenses	1.55%	1.55%	1.55%	1.55%

Total Annual Portfolio Operating Expenses(2)	1.74%	2.45%	2.39%	1.99%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 25-27 of the Prospectus for more information about the CDSCs.
(2)	The Total Annual Portfolio Operating Expenses do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table which reflects the operating expenses of each Class and does not include Acquired Fund Fees and Expenses.

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Portfolio Highlights: Focused Multi-Asset Strategy Portfolio

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Focused Multi-Asset Strategy Portfolio
Class A Shares	$742	$1,091	$1,464	$2,509
Class B Shares	648	1,064	1,506	2,611
Class C Shares	342	745	1,275	2,726
Class I Shares	202	624	1,073	2,317

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Focused Multi-Asset Strategy Portfolio
Class A Shares	$742	$1,091	$1,464	$2,509
Class B Shares	248	764	1,306	2,611
Class C Shares	242	745	1,275	2,726
Class I Shares	202	624	1,073	2,317

PORTFOLIO TURNOVER:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 3% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE PORTFOLIO

The Portfolio’s principal investment strategy is a fund of funds strategy focusing in equities and fixed income securities. A fund of funds strategy is an investment strategy in which the assets of a fund are invested in shares of other mutual funds. A fund of funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.

The principal investment technique of the Portfolio is allocation of assets among a combination of SunAmerica funds that invest in equity and fixed income securities. The Portfolio may also invest in the SunAmerica Commodity Strategy Fund, which is categorized as “commodity strategy,” and the SunAmerica Global Trends Fund and the SunAmerica Income Explorer Fund, which are categorized as “global strategies,” in the projected asset allocation ranges below. In addition, the Portfolio may invest in any other affiliated SunAmerica fund, including the SunAmerica Money Market Fund. The Portfolio may also invest in exchange-traded funds (“ETFs”), although the portfolio managers will generally only invest in ETFs to obtain exposure to a particular asset class when there is no SunAmerica fund option available. The SunAmerica funds in which the Portfolio may invest are referenced to herein as the “Underlying SunAmerica Funds” and together with the ETFs, the “Underlying Funds.”

The following chart reflects the projected asset allocations under normal market conditions for the Portfolio (as invested through the Underlying Funds). In connection with these allocations, the Adviser will generally allocate approximately 10% of the Portfolio among ten different asset classes—i.e., six “domestic equity” asset classes, as further described below, and approximately 10% each in the foreign equity, fixed income, commodity strategy and global strategies asset classes. The asset classes within the “Domestic Equity Securities” category are expected to include allocations among large-cap, multi-cap and small-cap equity funds with various investment styles (i.e., funds that follow a growth, value or blended investment philosophy).

Domestic Equity Securities	60%
Foreign Equity Securities	10%
Fixed Income Securities	10%
Commodity Strategy	10%
Global Strategies	10%

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SunAmerica rebalances the Portfolio on an ongoing basis using cash flows. In addition, under normal market conditions, the Adviser will rebalance the Underlying SunAmerica Funds of the Portfolio quarterly through exchanges, if necessary. However, the Adviser reserves the right to rebalance the Portfolio through exchanges at any time the Adviser deems such rebalancing to be appropriate.

For more complete information about the investment strategies and techniques of the Underlying Funds in which the Portfolio currently intends to invest, see “Information About the Underlying Funds” on pages 40 to 43. The Adviser may change the particular Underlying Funds from time to time without notice to investors.

The principal investment strategies and principal investment techniques of the Portfolio may be changed without shareholder approval.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

There can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risks. The Portfolio is subject to the risk that the Adviser’s selection of the Underlying Funds, and the allocation and reallocation of Portfolio assets among the Underlying Funds, may not produce the desired result.

Affiliated Fund Risk. In managing the Portfolio, the Adviser will have the authority to allocate and reallocate the Portfolio’s assets among the Underlying Funds. The Adviser may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying SunAmerica Funds because the fees payable to it by some of the Underlying SunAmerica Funds are higher than the fees payable by other Underlying SunAmerica Funds and because the Adviser is also responsible for managing the Underlying SunAmerica Funds. However, the Adviser has a fiduciary duty to act in the Portfolio’s best interests when selecting the Underlying Funds, including the Underlying SunAmerica Funds.

Risks of Stock Market Volatility and Securities Selection. The Portfolio is subject to the risks to which the Underlying Funds that invest in equity securities are exposed. Therefore, as with an investment in any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. This type of fluctuation is expected to increase as the Portfolio’s allocation to Underlying Funds that invest in equity securities increases. You should be aware that the performance of different types of equity securities may rise or decline under varying market conditions (e.g., “growth” securities may perform well under circumstances in which “value” securities in general have fallen). In addition, individual securities selected for any of the funds within SunAmerica Series, Inc. (“Underlying Focused Funds”) may under perform the market generally.

Risks of Foreign Exposure. The Portfolio may invest in Underlying Funds that invest in foreign securities. While investing internationally may reduce your risk by increasing the diversification of your overall portfolio, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Risks of Investing in Small and Mid Market Capitalization Companies. The Portfolio invests in Underlying Funds that invest in stocks of smaller companies. Stocks of small-cap companies and, to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Risks of Bond Market Volatility and Interest Rate Fluctuations. The Portfolio is subject to the risks to which the Underlying Funds that invest in bonds and other fixed income securities are exposed, such as that an issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations (credit quality risk). In addition, as with the Underlying Funds that invest in bonds and other fixed income securities, the Portfolio’s share prices can be negatively affected when interest rates rise and are subject to the risk that bond markets could go up or down (sometimes dramatically). These risks are expected to increase as the Portfolio’s allocation to Underlying Funds that invest in bonds and other fixed income securities increases. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

U.S. Government Securities Risk. The Portfolio invests in Underlying Funds that invest significantly in U.S. government securities. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by the Federal Home Loan

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Portfolio Highlights: Focused Multi-Asset Strategy Portfolio

Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank are neither insured nor guaranteed by the U.S. government. These securities may be supported only by the credit of the issuing agency, authority, instrumentality or enterprise or by the ability to borrow from the U.S. Treasury and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Disciplined Strategy Risk. Certain Underlying SunAmerica Funds or portions thereof will not deviate from their strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If these Underlying SunAmerica Funds or portions thereof are committed to a strategy that is unsuccessful, these Underlying SunAmerica Funds will not meet their investment goals. Because these Underlying SunAmerica Funds or portions thereof generally will not use certain techniques available to other mutual funds to reduce stock market exposure (e.g., derivatives), these Underlying SunAmerica Funds may be more susceptible to general market declines than other mutual funds.

Active Trading Risk. Certain Underlying Funds may engage in active trading of their portfolio securities. Because the Underlying Funds may sell a security without regard to how long they have held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Underlying Fund and which will affect the Underlying Funds and the Portfolio’s performance. During periods of increased market volatility, active trading may be more pronounced.

ETF Risk. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. To the extent that the Portfolio invests in an ETF, the Portfolio will indirectly bear its proportionate share of the management and other expenses that are charged by the ETF in addition to the expenses paid by the Portfolio.

Preferred Securities Risk. The Portfolio invests in Underlying SunAmerica Funds that invest significantly in preferred securities. Preferred securities are subject to bond market volatility, credit risk and interest rate fluctuation risk. In addition, preferred securities are subordinated to other securities in the issuer’s capital structure and are subject to the risk that the issuer will fail to make dividends or other distributions on the preferred securities when due because other claims on the issuer’s assets take priority. Preferred securities may be less liquid than many other types of securities or may be subject to the risk of being redeemed prior to their scheduled date.

Closed-End Fund Risk. The Portfolio invests in Underlying SunAmerica Funds that invest significantly in closed-end funds. An Underlying SunAmerica Fund’s investments in closed-end funds generally reflect the risks of the underlying securities held by the closed-end funds. The Underlying SunAmerica Funds will indirectly bear their proportionate share of the management and other expenses that are charged by the closed-end funds in addition to the expenses paid by such fund. In addition, shares of closed-end funds are subject to a number of risks which are related directly to their structure. First, shares of closed-end funds frequently trade at a discount from their NAV, which is a risk separate and distinct from the risk that the Underlying SunAmerica Fund’s NAV could decrease as a result of its investment activities. Second, many closed-end funds include leverage in their capital structure as a part of a strategy designed to enhance the level of income and capital appreciation to their shareholders. The presence of leverage in the closed-end fund structure introduces both increased volatility of NAV, and the potential for greater variability in the dividends paid by the closed-end funds, as the cost of borrowings often changes up or down with the general level of interest rates.

Foreign Exposure Risk. The Portfolio invests in Underlying SunAmerica Funds that invest in foreign securities. Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Risks of Investing in the SunAmerica Commodity Strategy Fund. The Portfolio, to the extent it invests in the SunAmerica Commodity Strategy Fund, is subject to the following additional risks (these risks increase as the Portfolio’s allocation to the SunAmerica Commodity Strategy Fund increases).

Commodity Exposure Risks. Exposure to the commodities markets may subject the SunAmerica Commodity Strategy Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Futures Contracts Risks. The risks associated with the SunAmerica Commodity Strategy Fund’s use of futures contracts include: (i) although the SunAmerica Commodity Strategy Fund will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, the SunAmerica Commodity Strategy Fund may be unable to close out its futures contracts at a time which is advantageous; (ii) the risk that losses caused by sudden, unanticipated market movements may be potentially unlimited; (iii) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (v) if the SunAmerica Commodity Strategy Fund has insufficient cash to meet margin requirements, the SunAmerica Commodity Strategy Fund may need to sell other investments, including at disadvantageous times.

Risks of Commodity-Linked Derivatives. The commodity-linked derivative instruments in which the SunAmerica Commodity Strategy Fund invests have substantial risks, including risk of loss of a significant portion of their principal value. Commodity-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets, as well as economic and other regulatory or political developments, overall market movements and other factors. Typically, the return of the commodity-linked swaps will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Commodity Strategy Fund earns from these notes and/or swaps as compared to the index.

Subsidiary Risk. The SunAmerica Commodity Strategy Fund intends to gain exposure to the commodities markets, in part, through investments in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). By investing in the Subsidiary, the SunAmerica Commodity Strategy Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the SunAmerica Commodity Strategy Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved.

The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the SunAmerica Commodity Strategy Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are managed by SunAmerica and advised by the SunAmerica Commodity Strategy Fund’s Subadviser, making it unlikely that the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the SunAmerica Commodity Strategy Fund and/or the Subsidiary to operate as described in its Prospectus and the Statement of Additional Information (“SAI”) and could adversely affect the Fund.

Risks of Derivative Instruments. The SunAmerica Commodity Strategy Fund can use other derivative instruments, such as options, futures and swaps, to seek greater investment returns or to hedge against declines in the value of the Commodity Strategy Fund’s other portfolio investments. There are special risks in particular derivative instruments and hedging strategies the SunAmerica Commodity Strategy Fund might use. If the investment adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, use of a derivative instrument may result in a significant loss to the SunAmerica Commodity Strategy Fund and reduce its return. The SunAmerica Commodity Strategy Fund could also experience losses if the prices of its derivative instruments were not properly correlated with its other investments.

Risks of Leverage. Certain derivatives the SunAmerica Commodity Strategy Fund buys involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The SunAmerica Commodity Strategy Fund’s use of certain economically leveraged derivatives can result in a loss substantially greater than the amount invested in the derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the SunAmerica Commodity Strategy Fund uses futures and other derivatives for leverage, a shareholder’s investment will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the SunAmerica Commodity Strategy Fund’s investments.

Credit Risk. The commodity-linked swaps, “over-the-counter” (“OTC”) options, and fixed income securities the SunAmerica Commodity Strategy Fund buys are subject to credit risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. If the issuer fails to pay interest, the SunAmerica Commodity Strategy Fund’s income might be reduced. If the issuer fails to pay principal, the SunAmerica Alternative Strategies Fund can lose money on the investment, and its share price may fall.

Counterparty Risk. The SunAmerica Commodity Strategy Fund will be exposed to the credit of the counterparties to derivative contracts and their ability to satisfy the terms of the agreements, which exposes the SunAmerica Commodity Strategy Fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a

17

Portfolio Highlights: Focused Multi-Asset Strategy Portfolio

counterparty, the SunAmerica Commodity Strategy Fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the SunAmerica Commodity Strategy Fund seeks to enforce its rights, inability to realize any gains on its investment during such period and fees and expenses incurred in enforcing its rights.

Interest Rate Risk. Fixed income securities and currency and fixed income futures are subject to changes in their value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations is generally greater for debt securities with longer maturities. The SunAmerica Commodity Strategy Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. The value of the SunAmerica Commodity Strategy Fund’s currency and fixed income futures will fluctuate in varying directions and amounts based on the specific types of futures held by the SunAmerica Commodity Strategy Fund. The SunAmerica Commodity Strategy Fund’s share price can go up or down when interest rates change because of the effect of the change in the value of the SunAmerica Commodity Strategy Fund’s portfolio of fixed income securities and currency and fixed income futures.

Illiquidity Risk. Certain investments may be difficult or impossible to sell at the time and the price that the SunAmerica Commodity Strategy Fund would like. In addition, while not necessarily illiquid securities, certain derivatives in which the Fund invests are generally not listed on any exchange and the secondary market for those derivatives has less liquidity relative to markets for other securities. Obtaining valuations for those derivatives may be more difficult than obtaining valuations for actively traded securities. Thus, the value upon disposition on any given derivative may differ from its current valuation.

U.S. Government Securities Risk. Some U.S. government agency securities may be subject to varying degrees of credit risk, particularly those not backed by the full faith and credit of the United States Government. All U.S. government securities may be subject to price declines due to changing interest rates.

Risks of Exchange-Traded Funds. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the SunAmerica Commodity Strategy Fund could lose money investing in an ETF.

Risk of Failure to Match Index Performance. A portion of the SunAmerica Commodity Strategy Fund’s assets are managed pursuant to an index strategy designed to track, before fees and expenses, the performance of the Bloomberg Commodity Index (the “Index Sleeve”). The ability of the portion of the Index Sleeve to replicate the performance of the Bloomberg Commodity Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the SunAmerica Commodity Strategy Fund, commissions, and portfolio expenses. When the SunAmerica Commodity Strategy Fund employs a “replication” or “optimization” strategy, the Index Sleeve is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Index Sleeve may perform differently than the Bloomberg Commodity Index.

Financial Services Risk. Companies in the financial services sector may serve as counterparties to other derivative transactions in which the SunAmerica Commodity Strategy Fund engages. As a result, events affecting issuers in the financial services sector may cause the SunAmerica Commodity Strategy Fund’s share value to fluctuate and may impact a company’s creditworthiness or ability to perform under its agreement with the SunAmerica Commodity Strategy Fund.

Regulatory Risk. Based on the SunAmerica Commodity Strategy Fund’s and its Subsidiary’s current investment strategies, SunAmerica Commodity Strategy Fund and the Subsidiary are each deemed a “commodity pool” and SunAmerica, as investment adviser to each, is considered a commodity pool operator (“CPO”) with respect to the SunAmerica Commodity Strategy Fund and the Subsidiary under the Commodity Exchange Act (the “CEA”). In addition, Wellington Management, as subadviser to the SunAmerica Commodity Strategy Fund and the Subsidiary, is considered a commodity trading adviser (“CTA”) with respect to the SunAmerica Commodity Strategy Fund and the Subsidiary. SunAmerica is currently registered with the National Futures Association as a CPO and Wellington Management is registered as a CTA, and each act as such with respect to the operation of the SunAmerica Commodity Strategy Fund and the Subsidiary. Due to recent regulatory changes, SunAmerica, Wellington Management and the SunAmerica Commodity Strategy Fund are currently assessing what, if any, additional regulatory requirements may be imposed and additional expenses may be incurred by the SunAmerica Commodity Strategy Fund. Compliance with applicable Commodity Futures Trading Commission (“CFTC”) disclosure, reporting and recordkeeping regulations relating to commodity pools is expected to increase expenses of the SunAmerica Commodity Strategy Fund, although the nature and extent of how these requirements will affect the SunAmerica Commodity Strategy Fund is uncertain. In addition, the CFTC or the SEC could at any time alter the regulatory requirements governing the use of

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commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures or swaps transactions by investment companies, which could result in the inability of the SunAmerica Commodity Strategy Fund and the SunAmerica Global Trends Fund to achieve its investment goals through its current strategy.

These risks increase as a Portfolio’s allocation to the SunAmerica Commodity Strategy Fund increases.

Risks of Investing in the SunAmerica Global Trends Fund. The Portfolio, to the extent it invests in the SunAmerica Global Trends Fund, is subject to the following additional risks (these risks increase as the Portfolio’s allocation to the SunAmerica Global Trends Fund increases):

Strategy Risk. Investors should note that the ability of the subadviser to the SunAmerica Global Trends Fund (the “Subadviser”) to successfully implement the SunAmerica Global Trends Fund’s strategies, including the proprietary investment process used by the Subadviser, will influence the performance of the SunAmerica Global Trends Fund significantly.

Futures Contracts Risk. The risks associated with the SunAmerica Global Trends Fund’s use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times.

Forwards Risk. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the SunAmerica Global Trends Fund faces the risk that its counterparties may not perform their obligations. Forward contracts are also not regulated by the CFTC and therefore the SunAmerica Global Trends Fund will not receive any benefit of CFTC regulation when trading forwards.

Stock Market Volatility. The value of an investment in the SunAmerica Global Trends Fund may fluctuate in response to stock market movements. This volatility could affect the value of the investments in the SunAmerica Global Trends Fund’s portfolio exposed to equity markets.

Foreign Exposure Risk. Investments that provide exposure to foreign countries are subject to a number of risks. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect such an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Emerging Markets Risk. Emerging markets are riskier than more developed markets and investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Interest Rate Risk. Fixed income securities and currency and fixed income futures instruments are subject to changes in their value when prevailing interest rates change. The values of already-issued debt securities have an inverse relationship with changes in interest rates. The magnitude of these changes in value is generally greater for debt securities with longer maturities. The SunAmerica Global Trends Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. The value of the SunAmerica Global Trends Fund’s currency and fixed income futures instruments will fluctuate in varying directions and amounts based on the specific types of futures instruments held by the Fund. The SunAmerica Global Trends Fund’s exposure to foreign fixed income instruments will also be subject to risks associated with foreign investments, as described above under “Foreign Exposure Risk” and “Emerging Markets Risk.”

Credit Risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. Credit risk could affect the value of the investments in the SunAmerica Global Trends Fund’s portfolio exposed to fixed income securities.

Bond Market Volatility. The bond markets as a whole could go up or down (sometimes dramatically). This volatility could affect the value of the investments in the SunAmerica Global Trends Fund’s portfolio exposed to bonds or other fixed income securities.

Currency Risk. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the SunAmerica Global Trends Fund’s investments in futures instruments with underlying securities or instruments denominated in a foreign currency or may widen existing losses. In addition, investments denominated in the currencies of emerging markets generally have a higher degree of currency risk, as described above under “Emerging Markets Risk.”

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Portfolio Highlights: Focused Multi-Asset Strategy Portfolio

Commodity Exposure Risks. Exposure to the commodities markets may subject the SunAmerica Global Trends Fund to greater volatility than investments in traditional securities. The value of commodity futures instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Leverage Risk. The SunAmerica Global Trends Fund may invest in certain futures instruments that provide leveraged exposure. The SunAmerica Global Trends Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the SunAmerica Global Trends Fund to lose more than the amount it invested in those instruments.

Subsidiary Risk. The SunAmerica Global Trends Fund intends to gain exposure to the commodities markets, in part, through investments in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Global Trends Subsidiary”). By investing in the Global Trends Subsidiary, the SunAmerica Global Trends Fund is indirectly exposed to the risks associated with the Global Trends Subsidiary’s investments. The derivatives and other investments held by the Global Trends Subsidiary are generally similar to those that are permitted to be held by the SunAmerica Global Trends Fund and are subject to the same risks that apply to similar investments if held directly by the SunAmerica Global Trends Fund. The Global Trends Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the SunAmerica Global Trends Fund’s Prospectus, is not subject to all the investor protections of the 1940 Act. However, the SunAmerica Global Trends Fund wholly owns and controls the Global Trends Subsidiary, and the SunAmerica Global Trends Fund and Global Trends Subsidiary are managed by SunAmerica and subadvised by the Subadviser, making it unlikely that the Subsidiary will take actions contrary to the interests of the SunAmerica Global Trends Fund or its shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the SunAmerica Global Trends Fund and/or the Global Trends Subsidiary to operate as described in its Prospectus and Statement of Additional Information and could adversely affect the SunAmerica Global Trends Fund.

Tax Risk. The SunAmerica Global Trends Fund gains exposure to the commodities markets through investments in commodity-linked futures instruments and through its investment in the Subsidiary. In order for the Fund to qualify as a regulated investment company, the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income realized from certain types of commodity-linked derivatives would not be qualifying income. As such, the Fund’s ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. The Fund seeks to gain exposure to the commodities markets primarily through investments in the Subsidiary. The Fund has requested a private letter ruling from the IRS concluding that income derived from the Fund’s investment in the Subsidiary would constitute qualifying income to the Fund. The IRS has indicated that the granting of private letter rulings, like the one requested by the Fund, is currently suspended, pending further review. As a result, there can be no assurance that the IRS will grant the private letter ruling requested. If the IRS does not grant the private letter ruling request, there is a risk that the IRS could assert that the income derived from the Fund’s investment in the Subsidiary will not be considered qualifying income for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. Furthermore, the tax treatment of commodity-linked futures instruments and the Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in this Prospectus and the Statement of Additional Information.

Repurchase Agreements Risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the SunAmerica Global Trends Fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the SunAmerica Global Trends Fund has purchased has decreased, the Fund could experience a loss. The SunAmerica Global Trends Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the SunAmerica Global Trends Fund to the risk that the counterparties may default on their obligations to perform under the agreements.

Active Trading. Active trading of the SunAmerica Global Trends Fund’s portfolio will result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the SunAmerica Global Trends Fund and which will affect the Fund’s performance. Active trading may also result in increased tax liability for SunAmerica Global Trends Fund shareholders.

Regulatory Risk. Based on the SunAmerica Global Trends Fund’s and the Global Trends Subsidiary’s current investment strategies, SunAmerica Global Trends Fund and the Global Trends Subsidiary are each deemed a “commodity pool” and SunAmerica, as

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investment adviser to each, is considered a commodity pool operator (“CPO”) with respect to the SunAmerica Global Trends Fund and the Global Trends Subsidiary under the Commodity Exchange Act (the “CEA”). In addition, Wellington Management Company, LLP (“Wellington Management”), as subadviser to the SunAmerica Commodity Strategy Fund and the Subsidiary, is considered a commodity trading adviser (“CTA”) with respect to the SunAmerica Global Trends Fund and the Global Trends Subsidiary. SunAmerica is currently registered with the National Futures Association as a CPO and Wellington Management is registered as a CTA, and each act as such with respect to the operation of the SunAmerica Global Trends Fund and the Global Trends Subsidiary. Due to recent regulatory changes, SunAmerica, Wellington Management and the SunAmerica Global Trends Fund are currently assessing what, if any, additional regulatory requirements may be imposed and additional expenses may be incurred by the Fund. Compliance with applicable CFTC disclosure, reporting and recordkeeping regulations relating to commodity pools is expected to increase expenses of the SunAmerica Global Trends Fund, although the nature and extent of how these requirements will affect the Fund is uncertain. In addition, the CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures or swaps transactions by investment companies, which could result in the inability of the SunAmerica Global Trends Fund to achieve its investment goal through its current strategy.

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Portfolio Highlights: Focused Multi-Asset Strategy Portfolio

PERFORMANCE INFORMATION

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year, and compare the Portfolio’s average annual returns to those of the Russell 3000® Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the Table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. Updated information on the Portfolio’s performance can be obtained by visiting www.safunds.com or can be obtained by phone at 800-858-8850, ext. 6003.

FOCUSED MULTI-ASSET STRATEGY PORTFOLIO        (Class A)

During the ten-year period shown in the Bar Chart, the highest return for a quarter was 15.88% (quarter ended June 30, 2009) and the lowest return for a quarter was –19.34% (quarter ended December 31, 2008).

	Average Annual Total Returns (as of the periods ended December 31, 2015)
	Past One Year	Past Five Years	Past Ten Years	Class I Shares (8/15/2011)
Class B	–8.14%	3.08%	2.37%	N/A
Class C	–5.22%	3.47%	2.26%	N/A
Class I	–3.77%	N/A	N/A	4.56%
Return Before Taxes (Class A)	–9.25%	2.92%	2.30%	N/A
Return After Taxes on Distributions (Class A)	–9.70%	2.39%	1.33%	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[1]	–5.05%	2.11%	1.75%	N/A

Russell 3000® Index	0.48%	12.18%	7.35%	13.74%

[1]

When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

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INVESTMENT ADVISER

The Portfolio’s investment adviser is SunAmerica.

PORTFOLIO MANAGER

Name	Portfolio Manager of the Portfolio Since	Title
Douglas Loeffler	2015	Portfolio Manager, Vice President at SunAmerica

For important information about purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 24 of the Prospectus.

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Important Additional Information

PURCHASE AND SALE OF FUND SHARES

Each Portfolio’s initial investment minimums generally are as follows:

	Class A, Class B and Class C Shares	Class I Shares
Minimum Initial Investment	•non-retirement account: $500 •retirement account: $250 •dollar cost averaging: $500 or $250 to open; depending on your type of account; you must invest at least $25 a month.	None
Minimum Subsequent Investment	•non-retirement account: $100 •retirement account: $25	None

You may purchase or sell shares of each Portfolio each day the New York Stock Exchange (“NYSE”) is open. You should contact your broker, financial advisor or financial institution, or, if you hold your shares through the Portfolio, you should contact the Portfolio by phone at 800-858-8850, by regular mail (SunAmerica Mutual Funds c/o BFDS, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (SunAmerica Mutual Funds c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514), or via the Internet at www.safunds.com.

TAX INFORMATION

Each Portfolio’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

24

Shareholder Account Information

SELECTING A SHARE CLASS

Each Portfolio offers Class A, Class B, Class C and Class I shares through this Prospectus. Class I shares of the Focused Multi-Asset Strategy Portfolio were only offered in connection with the reorganization of the Focused Equity Strategy Portfolio into the Focused Multi-Asset Strategy Portfolio (the “Reorganization”). The Focused Multi-Asset Strategy Portfolio will not accept orders to buy Class I shares from new investors and will only accept reinvestments of dividends and capital gains distributions from investors who received shares in connection with the Reorganization.

Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $99,999.99 in any one purchase. Your broker or financial advisor can help you determine which class is right for you.

Class A	Class B	Class C
•Front-end sales charges, as described below. There are several ways to reduce these charges, also described below. •Lower annual expenses than Class B or Class C shares.

•No front-end sales charge; all your money goes to work for you right away.

•Higher annual expenses than Class A shares.

•Deferred sales charge on shares you sell within six years of purchase, as described below.

•Automatic conversion to Class A shares approximately eight years after purchase.

•Purchases in an amount of $100,000 or more will not be permitted. You should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances.

•No front-end sales charge; all your money goes to work for you right away.

•Higher annual expenses than Class A shares.

•Deferred sales charge on shares you sell within twelve months of purchase, as described below.

•No conversion to Class A shares.

Class I

•Offered exclusively to certain institutions with respect to Focused Balanced Strategy Portfolio; offered in connection with the Reorganization with respect to Focused Multi-Asset Strategy Portfolio.

•No sales charges.

•Lower annual expenses than Class A, B, or C shares.

CALCULATION OF SALES CHARGES

Class A. Sales charges are as follows:	Sales Charge		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more*	None	None	1.00%

*	Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%.

Investments of $1 million or more. Class A shares are offered with no front-end sales charge. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

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Shareholder Account Information

Class B. Shares are offered at their NAV without any front-end sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

Years after purchase	CDSC on shares being sold
1st year	4.00%
2nd year	4.00%
3rd and 4th year	3.00%
5th year	2.00%
6th year	1.00%
7th year and thereafter	None

Class C. Shares are offered at their NAV per share, without any front-end sales charge. However, there is also a CDSC of 1% on shares you sell within 12 months after purchase.

Determination of CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases you made during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or reduction in sales charges under the programs described below, the shareholder must notify the Portfolios’ transfer agent (the “Transfer Agent”) (or other financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to contingent deferred sales charges. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Portfolio as described below under “Information and records to be provided to the Portfolio.”

Reduced Sales Charges for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Portfolio reserves the right to modify or to cease offering these programs at any time.

•

Rights of Accumulation. A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current NAV, whichever is higher) amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other Portfolios advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

•

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

•

Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares you must inform the Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify eligibility for reduced sales charges.

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Waivers for Certain Investors of Class A shares. The following individuals and institutions may purchase Class A shares without front-end sales charges. The Portfolios reserve the right to modify or to cease offering these programs at any time.

•

Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Portfolio shares in fee-based investment products under an agreement with AIG Capital Services, Inc. (“ACS” or the “Distributor”). The financial planner, financial institution or broker-dealer must have a supplemental selling agreement with ACS and charge its client(s) an advisory fee based on the assets under management on an annual basis.

•

Participants in certain employer sponsored benefit plans. The front-end sales charge is waived with respect to shares purchased by employer-sponsored retirement plans that offer the Portfolio(s) as an investment vehicle, including qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, and other pension, educational and profit-sharing plans, but not IRAs.

•	Portfolio Directors and other individuals and their families who are affiliated with SunAmerica or any Portfolio distributed by the Distributor.

•	Selling brokers and their employees and sales representatives and their families (i.e., members of a family unit comprising husband, wife and minor children).

•	Registered Management investment companies that are advised by SunAmerica.

•

Financial intermediaries who have entered into an agreement with the Distributor to offer shares through a no-load network or platform, or through self-directed investment brokerage accounts, that may or may not charge a transaction fee to its customers.

Waivers for Certain Investors for Class B and C shares. Under the following circumstances, the CDSC may be waived on redemption of Class B and C shares. The Portfolios reserve the right to modify or cease offering these programs at any time without prior notice.

•	Within one year of the shareholder’s death or becoming legally disabled (individually and spousal joint accounts only).

•

Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”) serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

•	To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

•

Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under “Waivers For Certain Investors for Class A Shares.” such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

•	Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).

Other Sales Charge Arrangements and Waivers. The Portfolios and the Distributor offer other opportunities to purchase shares without sales charges under the programs described below. The Portfolios reserve the right to modify or cease offering these programs at any time without prior notice.

•

Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Portfolio will automatically be reinvested in additional shares of the same Portfolio and share class without imposition of a sales charge, at NAV in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by ACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

•

Exchange of Shares. Shares of the Portfolios may be exchanged for the same class of shares of one or more other retail funds distributed by ACS at NAV at the time of exchange. Please refer to the “Additional Investor Services” in this Prospectus for more details about this program. In addition, in connection with advisory fee-based programs sponsored by certain financial intermediaries, and subject to the conditions set forth in the Portfolios’ SAI, shareholders may exchange their Class C shares of a Portfolio into Class A shares of the same Portfolio. Please refer to “Exchange Privilege” in the SAI for more details about these types of exchanges and the corresponding sales charge arrangements.

•

Reinstatement Privilege. Within one year of a redemption of certain Class A, Class B and Class C shares of a Portfolio, the proceeds of the sale may be invested in the same share class of any Portfolio or in the same share class of any other retail fund distributed by ACS without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

27

Shareholder Account Information

Information and records to be provided to the Portfolio. You may be asked to provide supporting statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.safunds.com, and select the “Additional Investor Services” hyperlink. The Portfolios’ Statement of Additional Information also contains additional information about the sales charges and certain reductions and waivers.

DISTRIBUTION AND SERVICE FEES

Class B and Class C shares of each Portfolio have their own plan of distribution pursuant to Rule 12b-1 (“Rule 12b-1”), that provides for distribution and account maintenance fees (collectively, “Rule 12b-1 Fees”) (payable to ACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance and Service Fee
B	0.65%	None
C	0.65%	None

Because Rule 12b-1 Fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, ACS is paid a fee of 0.25% of average daily net assets of Class I shares pursuant to a Administrative and Shareholder Service Agreement as compensation for providing additional shareholder services to Class I shareholders.

OPENING AN ACCOUNT (Classes A, B and C)

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest. The minimum initial investment for each class of the Portfolios is as follows:

•	Non-Retirement Account: $500

•	Retirement Account: $250

•	Dollar Cost Averaging by Wire or Systematic Exchange: $500 or $250 to open; depending on your type of account; you must invest at least $25 a month

The minimum subsequent investment for the Portfolios is as follows:

•	Non-Retirement Account: $100

•	Retirement Account: $25

The minimum initial and subsequent investments may be waived for certain fee-based programs and/or group plans held in omnibus accounts.

3.	Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder Services at 800-858-8850.

4.	Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.	Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the “PATRIOT Act”). If we are unable to obtain the required information, your application will be considered to be not in good order (as described below), and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day’s NAV. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver’s license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time after receipt of your application, the account will not be processed and your original investment that accompanied the application will be redeemed at the then current NAV and returned to you. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax advisor for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the transfer agent.

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If you invest in a Portfolio through your dealer, broker or financial adviser, your dealer, broker or financial adviser may charge you a transaction-based or other fee for its services in connection with the purchase or redemption of Portfolio shares. These fees are in addition to those imposed by the Portfolio and its affiliates. You should ask your dealer, broker or financial advisor about its applicable fees.

Investment Through Financial Institutions. Dealers, brokers, financial advisers or other financial institutions (collectively, “Financial Institutions” or “Financial Intermediaries”) may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Fund directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Fund shares through a Financial Institution, please call your Financial Institution or the Fund (toll free) at (800) 858-8850.

29

Shareholder Account Information

HOW TO BUY SHARES (Classes A, B and C)

Buying Shares Through Your Financial Institution

You may generally open an account and buy Class A, B and C shares through any Financial Institution. Your Financial Institution will place your order with the Portfolio on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Portfolio or its agents as described below under “Adding to an Account.” The Portfolios will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Directors and other individuals who are affiliated with, or employed by an affiliate of, the Portfolios or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Portfolios or their agents as described below under “Opening an Account.”

Buying Shares Through the Portfolios

Opening an Account	Adding to an Account

By check

•  Make out a check for the investment amount, payable to the Portfolio or payable to SunAmerica Mutual Funds. An account cannot be opened with a Fund check.

•  Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

•  All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.

•  Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

•  Make out a check for the investment amount, payable to the specific Portfolio or payable to SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.

•  Include the stub from your Portfolio statement or a note specifying the Portfolio name, your share class, your account number and the name(s) in which the account is registered.

•  Indicate the Portfolio and account number in the memo section of your check.

•  Deliver the check and your stub or note to your broker or financial adviser, or mail them to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

P.O. Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

By wire

•  Fax your completed application to SunAmerica Fund Services, Inc. at 816-218-0519.

•  Obtain your account number by calling Shareholder Services at 800-858-8850.

•  Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

Boston, MA

ABA #0110-00028

DDA #99029712

ATTN:   (Include Name of Portfolio and Share Class).

FBO:       (Include account number & name(s) in which the account is registered).

Your bank may charge a fee to wire funds.

•  Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

Boston, MA

ABA #0110-00028

DDA #99029712

ATTN:   (Include Name of Portfolio and Share Class).

FBO:       (Include account number & names in which the account is registered).

Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see “Additional Investor Services.”

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HOW TO SELL SHARES (Classes A, B and C)

Selling Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Portfolios as described below under “Selling Shares Through the Portfolios.” Shares held for you in your Financial Institution’s name must be sold through the Financial Institution.

Selling Shares Through the Portfolios

By mail

Send your request to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)
SunAmerica Mutual Funds
c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

Your request should include:

•  Your name

•  Portfolio name, share class and account number

•  The dollar amount or number of shares to be redeemed

•  Any special payment instructions,

•  The signature of all registered owners exactly as the account is registered, and

•  Any special documents required to assure proper authorization

On overnight mail redemptions a $25 fee will be deducted from your account.

By phone
• Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. (Eastern time) on most business days. • Or, for automated 24-hour account access call FastFacts at 800-654-4760.

By wire

If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. (Eastern time) on most business days. Otherwise, you must provide, in writing, the following information:

•  Portfolio name, share class and account number you are redeeming

•  Bank or financial institution name

•  ABA routing number, and

•  Account registration

If the account registration at your bank is different than your account at SunAmerica, your request must be medallion guaranteed. A notarization is not acceptable.

Minimum amount to wire money is $250. A $15 fee per fund will be deducted from your account.

By Internet
Visit our website at www.safunds.com, and select the “Click Here for Secure Login” hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see “Additional Investor Services.”

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Shareholder Account Information

Certain Requests Require A Medallion Guarantee:

To protect you and the Portfolio from fraud, the following redemption requests must be in writing and include a Medallion Guarantee (although there may be other situations that also require a Medallion Guarantee) if:

•	Redemptions of $100,000 or more

•	The proceeds are to be payable other than as the account is registered

•	The redemption check is to be sent to an address other than the address of record

•	Your address of record has changed within the previous 30 days

•	Shares are being transferred to an account with a different registration

•	Someone (such as an Executor) other than the registered shareholder(s) is redeeming shares. (additional documents may be required).

You can generally obtain a Medallion Guarantee from the following sources:

•	A broker or securities dealer

•	A federal savings, cooperative or other type of bank

•	A savings and loan or other thrift institution

•	A credit union

•	A securities exchange or clearing agency

A notary public CANNOT provide a Medallion Guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (Class I)

Class I shares of the Focused Balanced Strategy Portfolio are offered exclusively for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with ACS to sell Class I shares. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial adviser or plan administrator. Class I shares of the Focused Multi-Asset Strategy Portfolio were only offered in connection with the Reorganization. The Focused Multi-Asset Strategy Portfolio will not accept orders to buy Class I shares from new investors and will only accept reinvestments of dividends and capital gains distributions from investors who received shares in connection with the Reorganization.

TRANSACTION POLICIES (All Funds and All Classes)

Valuation of shares. The NAV for each Portfolio and class is determined each business day at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Portfolio may also be calculated on any other day in which the Adviser determines that there is sufficient liquidity in securities held by the Portfolio. As a result, the value of each Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE, unless, in accordance with pricing procedures approved by the Portfolio’s Board of Directors (“Board of Directors” or the “Board”), the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically reviewed and approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Investments in registered investment companies that do not trade on an exchange are valued at the end of the day NAV. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session of the exchange where the security primarily traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of fair value pricing.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside of the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio

32

determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be fair value of the securities as of the close of regular trading on the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts the Portfolios use an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Buy and sell prices. When you buy Class A, B and C shares, you pay the NAV plus any applicable sales charges, as described above. When you sell Class A, B and C shares, you receive the NAV minus any applicable CDSCs. When you buy Class I shares, you pay the NAV. When you sell Class I shares, you receive the NAV.

Execution of requests. Each Portfolio is open on those days when the NYSE is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Portfolio receives your request in good order. A purchase, exchange or redemption order is in “good order” when a Fund, ACS and/or its agent, receives all required information, including properly completed and signed documents. If the Portfolio or the Transfer Agent receives your order before the Portfolio’s close of business (generally 4:00 p.m., Eastern time), you will receive that day’s closing price. If the Portfolio or the Transfer Agent receives your order after that time, you will receive the next business day’s closing price. The Portfolios reserve the right to reject any order to buy shares.

Certain qualified Financial Institutions may transmit an investor’s purchase or redemption order to the Portfolio’s Transfer Agent after the close of regular trading on the NYSE on a Fund business day, on the day the order is received from the investor, as long as the investor has placed his order with the Financial Institution by the close of regular trading on the NYSE on that day. The investor will then receive the NAV of the Portfolio’s shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to ensure that purchase and redemption orders by their respective clients are processed expeditiously.

The payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. The Portfolios and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to Office of Foreign Assets Control regulations; (ii) where a Portfolio or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when notice have been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

Each Portfolio may invest in Underlying Funds that invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. As a result, the value of the Underlying Fund’s shares, and consequently the value of the Portfolio’s shares, may change on days when you will not be able to purchase or redeem your shares.

If a Portfolio determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment of redemption proceeds wholly or partly in cash, the Portfolio may pay the redemption price by a distribution in kind of securities from the Portfolio in lieu of cash.

At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. The Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Portfolio is responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of the Portfolio for shares of the same class of any other retail fund distributed by ACS. Before making an exchange, you should review a copy of the prospectus of the portfolio into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under “Additional Investor Services.”

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

A Portfolio may change or cancel its exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Portfolios at all times also reserve the right to restrict, reject or cancel any exchange transactions, for any reason, without notice. For example, the Portfolios may refuse any sale of Portfolio shares through an exchange by any investor or group if, in the Portfolio’s judgment, the

33

Shareholder Account Information

trade: (1) may interfere with the efficient management of the Portfolio’s portfolio; (2) may appear to be connected with a strategy of market timing (as described below in the “Market Timing Trading Policies and Procedures” section); or (3) may have the potential of otherwise adversely affecting the Portfolio. In making a decision to reject an exchange request, the Portfolio may consider, among other factors, the investor’s trading history in the Portfolio and in other SunAmerica Funds.

Rejected exchanges. If a Portfolio rejects an exchange request involving the purchase of Portfolio shares, the rejected exchange request will also mean that there will be no sale of the shares that would have been used for the exchange purchase. Of course, you may generally redeem shares of the Portfolio at any time, subject to any applicable redemption fees or CDSCs.

Certificated shares. The Portfolios do not issue certificated shares.

Portfolio holdings. A schedule of the Portfolios’ complete holdings, current as of month-end, will be available on the Portfolios’ website, www.safunds.com, approximately 30 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Portfolio files with the SEC its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Portfolios’ website at www.safunds.com or by calling 800-858-8850, ext. 6003. The Portfolio may terminate or modify this policy at any time without further notice to shareholders. A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available in the SAI.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Portfolios discourage excessive or short-term trading, often referred to as “market timing,” and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Portfolio or any of its service providers, such trading may interfere with the efficient management of the Portfolio’s portfolio, may materially increase the Portfolio’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Portfolio and its shareholders. The Portfolios’ Boards of Directors has determined that the Portfolios should not serve as vehicles for frequent trading, and has adopted policies and procedures with respect to such trading, which are described in this section.

All Portfolio shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Portfolios’ transfer agent. While the Portfolios’ expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Portfolios’ prospectuses, the Portfolios may be limited in their ability to monitor the trading activity or enforce the Portfolio’s market timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, a Portfolio may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of a Portfolio, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Portfolio’s portfolio, increase the Portfolio’s transactions costs, administrative costs and taxes and/or impact Portfolio performance.

In addition, if the nature of a Portfolio’s portfolio holdings expose the Portfolio to investors who engage in the type of excessive or short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the NAV of the fund’s shares, sometimes referred to as “arbitrage market timing,” there is the possibility that such trading, under certain circumstances, may dilute the value of Portfolio shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund’s portfolio holdings and the NAV of the fund’s shares. Arbitrage market timers may seek to exploit such delays between the change in the value of a mutual fund’s portfolio holdings and the NAV of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. The Portfolios invest in Underlying Funds that hold significant investments in foreign securities, and thus such Underlying Funds may be susceptible to this type of arbitrage. Also, market timers may seek to exploit funds that hold significant investments in small-cap companies and high-yield (“junk”) bonds, which may not be frequently traded.

The Portfolios invest in Underlying Funds that have a principal investment technique that involves investing in, or may have significant investments in, small-cap companies, and thus such Underlying Funds may be susceptible to this type of arbitrage. Because the Portfolios are Funds of Funds, they may be affected indirectly by the activities of market timers in the Underlying Funds, as described in this paragraph. However, the effect on a Portfolio from market timing in any one of the Underlying Funds would be proportional to that Underlying Funds representation in the aggregate investments of the Portfolio. The Portfolios have adopted certain fair valuation practices intended to protect the Portfolios from arbitrage market timing and other trading practices that seek to exploit variations in valuation that arise from the nature of the securities held by the Portfolios. However, to the extent a Portfolio’s NAV does not immediately reflect a change in market conditions, short-term trading may dilute the value of the Portfolio’s shares.

Market timing procedures. The Portfolio’s procedures include committing staff of the Portfolios’ shareholder services agent to monitor trading activity in the Portfolios on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to a Portfolio. Factors considered in the monitoring process include, but

34

may not be limited to, the frequency of transactions by the financial intermediary, the Portfolio’s investment objective, the size of the Portfolio and the dollar amount of the transaction. In the event that such trading activity is identified, and the Portfolio and its service providers in their sole discretion conclude that such trading may be detrimental to the Portfolio, the Portfolio reserves the right to temporarily or permanently bar your future purchases into SunAmerica funds or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

The Portfolios’ distributor has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Portfolios pursuant to which the Financial Intermediary undertakes to provide certain information to the Portfolios, including trading information, and also agrees to execute certain instructions from the Portfolios in connection with the Portfolio’s market timing policies. In certain circumstances, a Portfolio may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Portfolio believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of the Portfolio. A Financial Intermediary’s policy relating to short-term or excessive trading may be more or less restrictive that the Portfolio’s policy.

A Portfolio may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Portfolio using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Portfolio against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the insurance company may use alternate techniques that the Portfolio considers to be a reasonable substitute for such a block.

Though the implementation of the Portfolios’ procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Portfolios and their service providers seek to make judgments that are consistent with the interests of the Portfolios’ shareholders. There is no assurance that the Portfolio or its service providers will gain access to any or all information necessary to detect market timing. While the Portfolio will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Portfolio cannot represent that such trading activity can be completely eliminated.

Revocation of market timing trades. Transactions placed in violation of the Portfolio’s market timing trading policies are not necessarily deemed accepted by the Portfolio and may be rejected or revoked by the Portfolio on the next Fund business day following receipt by the Portfolio.

ADDITIONAL INVESTOR SERVICES (Classes A, B and C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder Services at 800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any Portfolio or other retail fund distributed by ACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

Systematic Withdrawal Plan may be used for periodic withdrawals from your account. The periodic withdrawal amount may be determined either by specifying a fixed dollar amount, or by specifying a percentage of your account assets. The periodic withdrawal amount may not exceed 12% per year based on the value of your account at the time the Plan is established or at the time of withdrawal. To use the Systematic Withdrawal Plan:

•	Make sure you have at least $5,000 worth of shares in your account.

•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same portfolio is not advantageous to you, because of sales charges and taxes).

•

Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50 although this may be waived at the Adviser’s discretion.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•	Make sure your dividends and capital gains are being reinvested.

Systematic Exchange Program may be used to exchange shares of a Portfolio periodically for the same class of shares of one or more other retail funds distributed by ACS. To use the Systematic Exchange Program:

•	Specify the Portfolio(s) from which you would like money withdrawn and into which you would like money invested.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

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Shareholder Account Information

•	Specify the amount(s). Each exchange must be worth at least $50 although this may be waived at the Adviser’s discretion.

•	Accounts must be registered identically; otherwise a medallion guarantee will be required.

Retirement Plans. SunAmerica Mutual Funds offers a range of qualified retirement plans, including IRAs, SIMPLE IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (k) plans, and other pension, educational and profit-sharing plans. Using these plans, you can invest in the Portfolios or in any other fund distributed by ACS. To find out more, call Retirement Plans at 800-858-8850, extension 6074.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Account Mailings:

Account statements. Generally, account statements are provided to dealers and shareholders on a quarterly basis.

Transaction confirmations. Generally, you will receive an account confirmation:

•	after every transaction that affects your account balance (except a dividend reinvestment, automatic purchase or automatic redemption, or systematic exchange); and

•	after any change(s) of name or address of the registered owner(s), or after certain account option changes.

IRS tax forms. After the close of every calendar year you should also receive, if applicable, an IRS Form 1099 tax information statement. These mailings apply to accounts opened through a Portfolio. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual and Semi-annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.safunds.com, and select the “Go Paperless” hyperlink (Note: this option is only available to accounts opened through a Portfolio.).

Dividends. The Portfolios generally distribute most or all of their net earnings in the form of dividends. The amount of dividends of net investment income and distributions of net realized long- and short-term capital gains payable to shareholders will be determined separately for each Portfolio. Dividends from the net investment income of the Focused Balanced Strategy Portfolio will normally be declared and paid quarterly. Dividends from the net investment income of the Focused Multi-Asset Strategy Portfolio will normally be declared and paid annually. Each of the Portfolios reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Dividend reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any other fund distributed by ACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder Services at 800-858-8850 to change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, Class B and Class C shares of the same Portfolio as a result of the fact that Class I shares are not subject to any distribution or service fee.

Taxability of dividends. As long as a Portfolio meets the requirements for being a tax-qualified regulated investment company, which each Portfolio intends to do, it pays no federal income tax on the earnings that it distributes to shareholders.

However, dividends you receive from a Portfolio, whether reinvested or taken as cash, are generally considered taxable. Distributions of a Portfolio’s long-term capital gains are taxable as capital gains regardless of how long you held the Portfolio’s shares; dividends from other sources are generally taxable as ordinary income. Distributions of investment income reported by a Portfolio as derived from “qualified dividend income” are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, a Portfolio must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a Portfolio’s shares for the lower tax rates to apply.

Interest received by a Portfolio with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of a Portfolio at the close of a year consists of securities of non-U.S. corporations or, at the close of each quarter, interests in other regulated investment companies, the Portfolio may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Portfolio. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

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Some dividends paid in January, if declared in the previous quarter, will be taxable as if they had been paid during the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you by February 15th details your dividends and their federal income tax category, although you should verify your tax liability with your tax adviser.

Regulations require the Portfolios to report to the IRS, and furnish to shareholders, the cost basis information for shares purchased on or after January 1, 2012, and sold on or after that date. The Portfolios will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, the Portfolios will use the average cost method with respect to that shareholder.

As qualified plans, the employee retirement plans that invest in Class I generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

Because a Portfolio is expected to invest in Underlying Funds, the Portfolio’s realized losses on sales of shares of Underlying Funds may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by Underlying Funds will be recognized as ordinary income by the Portfolio and would not be offset by the Portfolio’s capital loss carryforwards, if any. Capital loss carryforwards of Underlying Funds, if any, would not offset net capital gains of the Portfolio. Each of these effects is caused by the Portfolio’s expected investment in the Underlying Funds and may result in distributions to Portfolio shareholders being of higher magnitudes and less likely to qualify for lower capital gain tax rates than if the Portfolio were to invest otherwise.

“Buying into a dividend.” You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Taxability of transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares of the same Portfolio. An exchange of shares you currently hold in one class of a Portfolio for shares of another class of the same Portfolio will generally not constitute a taxable transaction for federal income tax purposes. You should talk to your tax adviser before making an exchange.

Other tax considerations. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies or unless the dividends are reported by a Portfolio as being paid in respect of that Portfolio’s “qualified net interest income” or “qualified short-term capital gains,” as discussed in the SAI. However, withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares in the Portfolio. A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. For more information about these requirements, see the SAI.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

By law, the Portfolios must withhold 28% of your distributions and redemption proceeds if you have not provided a correct taxpayer identification number or social security number.

This section summarizes some of the consequences under current U.S. federal income tax law of an investment in a Portfolio. It is not a substitution for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a SunAmerica Focused Strategy Portfolio under all applicable laws.

Small accounts (other than Class I). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Portfolio may close out your account and mail you the proceeds. Alternatively, you may be charged at the annual rate of $24 to maintain your account. Your account will not be closed if its drop in value is due to Portfolio performance or the effects of sales charges, or administrative fees (for retirement plans only). Certain minimum balance requirements may be waived at the Adviser’s discretion. The involuntary redemptions in small accounts described above do not apply to shares held in omnibus accounts maintained by Financial Intermediaries.

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More Information About the Portfolios

INVESTMENT

STRATEGIES AND RISKS

Each SunAmerica Focused Strategy Portfolio has an investment goal and a strategy for pursuing it. The chart summarizes information about each SunAmerica Focused Strategy Portfolio’s investment approach. Following this chart is a glossary that further describes the investment and risk terminology that we use. Please review the glossary in conjunction with this chart.

The investment goals of each Portfolio may be changed without shareholder approval.

A Portfolio’s exposure to the risks that may affect an Underlying Fund will depend on the percentage of the Portfolio’s allocation to such Fund at any given time. The Portfolio’s risk exposure will increase as the level of allocation increases. For more information about the risks that affect an Underlying Fund, please refer to the prospectus for that Fund. More information about the Underlying SunAmerica Funds can also be found on pages 40-43.

	Focused Balanced Strategy Portfolio	Focused Multi-Asset Strategy Portfolio
What is the Portfolio’s investment goal?	Growth of capital and conservation of principal	Growth of capital
What principal investment strategy does the Portfolio use to implement its investment goal?	Fund of funds focusing in equities and fixed income securities	Fund of funds focusing in equities and fixed income securities
What are the Portfolio’s principal investment techniques?	Allocation of assets among a combination of SunAmerica funds that invest in equity and fixed income securities. The Portfolio may also obtain exposure to ‘commodity strategy’ and ‘global strategies’ by allocating its assets to the SunAmerica Commodity Strategy Fund, and the SunAmerica Global Trends Fund and SunAmerica Income Explorer Fund, respectively.	Allocation of assets among a combination of SunAmerica funds that invest in equity and fixed income securities. The Portfolio may also obtain exposure to ‘commodity strategy’ and ‘global strategies’ by allocating its assets to the SunAmerica Commodity Strategy Fund, and the SunAmerica Global Trends Fund and SunAmerica Income Explorer Fund, respectively.
What are the Underlying Funds’ principal investments?

•Equity securities

•Bonds/fixed income securities

•Foreign securities

•U.S. government securities

SunAmerica Commodity Strategy Fund principal investments:

•Commodity-linked derivative instruments

•Exchange-traded funds

•U.S. government securities

SunAmerica Global Trends Fund principal investments:

•Futures

•Currency forwards

•Repurchase agreements

•Equity securities

•Foreign securities

•Bonds/fixed income securities

•U.S. government securities

SunAmerica Commodity Strategy Fund principal investments:

•Commodity-linked derivative instruments

•Exchange-traded funds

•U.S. government securities

SunAmerica Global Trends Fund principal investments:

•Futures

•Currency forwards

•Repurchase agreements

What other types of securities may the Underlying Funds normally invest in as part of efficient portfolio management and which may produce some income?	•Short-term investments •Defensive investments •Options and futures •Special situations •Senior floating rate loans	•Short-term investments •Defensive investments •Options and futures •Special situations •Senior floating rate loans

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	Focused Balanced Strategy Portfolio	Focused Multi-Asset Strategy Portfolio
What risks may affect the Portfolio (directly or by investing in the Underlying Funds)?

Principal risks:

•Management risks

•Affiliated fund risk

•Stock market volatility

•Securities selection

•Small and mid market capitalization companies

•Bond market volatility

•Interest rate fluctuations

•Prepayment

•U.S. government securities

•Disciplined strategy

•Active trading

•SunAmerica Commodity Strategy Fund principal risks

•SunAmerica Global Trends Fund principal risks

•ETF risk

•Preferred securities risk

•Closed-end fund risk

•Foreign exposure risk

Non-principal risks:

•Credit quality

•Hedging

•Derivatives

•Foreign exposure

•Emerging markets

•Illiquidity

•SunAmerica Commodity Strategy Fund non-principal risks

•SunAmerica Global Trends Fund non-principal risks

Principal risks:

•Management risks

•Affiliated fund risk

•Stock market volatility

•Securities selection

•Foreign exposure

•Small and mid market capitalization companies

•Bond market volatility

•Interest rate fluctuations

•U.S. government securities

•Disciplined strategy

•Active trading

•SunAmerica Commodity Strategy Fund principal risks

•SunAmerica Global Trends Fund principal risks

•ETF risk

•Preferred securities risk

•Closed-end fund risk

•Foreign exposure risk

Non-principal risks:

•Credit quality

•Emerging markets

•Hedging

•Derivatives

•Prepayment

•Illiquidity

•SunAmerica Commodity Strategy Fund non-principal risks

•SunAmerica Global Trends Fund non-principal risks

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More Information About the Portfolios

A “Growth” Oriented Philosophy—that of investing in securities believed to offer the potential for long-term growth of capital—focuses on securities considered to have a historical record of above-average earnings growth rate; to have significant potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

A “Value” Oriented Philosophy is that of investing in securities believed to be undervalued in the market. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have attractive valuations (e.g., as measured by low price earnings ratios) and that may have generally been overlooked by the market.

INFORMATION ABOUT THE UNDERLYING FUNDS

The Underlying Funds have been selected to represent a reasonable spectrum of investment options for each Portfolio. SunAmerica has based the target investment percentages listed under the “Portfolio Highlights” section for each Portfolio on the degree to which the SunAmerica believes the Underlying Funds, in combination, to be appropriate for each Portfolio’s investment objective. The table below lists the Underlying Funds in which each Portfolio invested as of the date listed below. SunAmerica reserves the right to change these asset allocations from time to time and to invest in other funds not listed in the table below without notice to investors.

As of January 31, 2016, the Portfolios’ assets were allocated as follows:

	Focused Balanced Strategy Portfolio	Focused Multi-Asset Strategy Portfolio
Focused Dividend Strategy Portfolio	9.9%	10.1%
SunAmerica Income Explorer Fund	3.1%	5.2%
SunAmerica Commodity Strategy Fund	1.0%	8.7%
SunAmerica Flexible Credit Fund	7.0%	5.0%
SunAmerica Focused Alpha Growth Fund	7.9%	10.1%
SunAmerica Focused Alpha Large-Cap Fund	10.2%	9.9%
SunAmerica Global Trends Fund	4.6%	5.1%
SunAmerica International Dividend Strategy Fund	8.0%	4.7%
SunAmerica Japan Fund	2.0%	4.9%
SunAmerica Select Dividend Growth Portfolio	10.3%	10.4%
SunAmerica Senior Floating Rate Fund	4.4%	—%
SunAmerica Small-Cap Fund.	8.9%	9.3%
SunAmerica Strategic Bond Fund	9.9%	2.6%
SunAmerica Strategic Value Portfolio	8.3%	11.2%
SunAmerica U.S. Government Securities Fund	4.5%	2.8%

Total	100.0%	100.0%

The following chart sets forth the principal investment strategies and techniques of the Underlying SunAmerica Funds in which the SunAmerica Focused Asset Allocation Strategy Portfolios currently intend to invest. The Adviser may change the particular Underlying SunAmerica Funds from time to time:

Portfolio	Investment Goal	Principal Investment Strategy	Principal Investment Techniques

Focused Dividend Strategy Portfolio	Total Return (including Capital Appreciation and Current Income)	Value	Employs a “buy and hold” strategy with up to thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and broader market. At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

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A Focused strategy is one in which an Adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. The Focused Dividend Strategy Portfolio will generally hold up to 30 securities. The Focused Alpha Growth Fund will generally hold up to a total of 40 securities, including approximately 20 securities in the large-cap portion and approximately 20 securities in the small- and mid-cap portion of the Fund. The Focused Alpha Large-Cap Fund will generally hold up to a total of 40 securities, and each of the two advisers to the Fund will invest in approximately 10 to 20 securities. Examples of when a Portfolio may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including where a new subadviser is selected to manage a Portfolio or a portion of a Portfolio’s assets. Each adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security portfolio position.

Market Capitalization represents the total market value of the outstanding securities of a corporation.

Portfolio	Investment Goal	Principal Investment Strategy	Principal Investment Techniques

SunAmerica Strategic Value Portfolio	Long-term Growth of Capital	Value	Employs a “buy and hold” strategy with securities selected annually from the Russell 3000® Value Index. The portfolio managers select securities through extensive quantitative research, which includes the use of a multi-factor model that the portfolio manager employs to identify and rank companies within the Russell 3000® Value Index.

SunAmerica Select Dividend Growth Portfolio	Capital Appreciation, and secondarily, current income	Value and Growth	Employs a “buy and hold” strategy with up to forty dividend paying equity securities selected annually from the Russell 1000® Index.

SunAmerica U.S. Government Securities Fund	High Current Income consistent with relative safety of capital	Fixed income investing	Active trading of U.S. government securities without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, will be invested in such securities.

SunAmerica Flexible Credit Fund	High level of Total Return	Fixed income investing	Active trading in credit instruments. The Fund considers a credit instrument to be any debt instrument or instrument with debt-like characteristics, including but not limited to, corporate and sovereign bonds, secured floating rate loans and other institutionally traded secured floating rate debt obligations (“Loans”), and securitized instruments, which are securities backed by pools of assets such as mortgages, loans, or other receivables.

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More Information About the Portfolios

Portfolio	Investment Goal	Principal Investment Strategy	Principal Investment Techniques

SunAmerica Strategic Bond Fund	High level of Total Return	Fixed income investing	Active trading of a broad range of bonds, including both investment grade and non-investment grade U.S. and foreign bonds (which may include “junk bonds”), U.S. government and agency obligations and mortgage-backed securities, without regard to the maturities of such securities. Although the Fund may invest in securities of any maturity, the Fund generally expects to maintain a duration of seven years or less, and may use futures contracts, including U.S. Treasury and interest rate futures, to assist in managing the Fund’s duration. Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, will be invested in bonds.

SunAmerica International Dividend Strategy Fund	Capital Appreciation	International	Active trading of equity securities and other securities with equity characteristics of non-U.S. issuers located in a number of different countries other than the United States and selected without regard to market capitalization. At least 80% of the Fund’s assets, plus any borrowing for investment purposes, will be invested in equity securities.

SunAmerica Japan Fund	Long-Term Capital Appreciation	International	Active trading of securities of Japanese issuers and other investments that are tied economically to Japan (“Japanese companies”). Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in Japanese companies. The Fund will invest primarily in common stocks and may invest in companies of any size. The Fund may also invest in other equity securities.

SunAmerica Senior Floating Rate Fund, Inc.	High level of Current Income as is consistent with the Preservation of Capital	Investing in senior secured floating rate loans	Investing, under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in senior secured floating rate loans and other institutionally traded secured floating rate debt obligations. The Fund may also purchase investment grade fixed income debt securities and money market instruments.

SunAmerica Commodity Strategy Fund	Long-term Total Return	Commodity Strategy	Approximately two-thirds (2/3rds) of the Fund’s assets will be managed pursuant to an active strategy designed to outperform the Bloomberg Commodity Index and approximately one-third (1/3rd) of the Fund’s assets will be managed pursuant to an index strategy designed to track, before fees and expenses, the performance of the Bloomberg Commodity Index. The Fund seeks to achieve its investment goal by investing its assets in a combination of commodity-linked derivative instruments and fixed income securities.

SunAmerica Global Trends Fund	Capital Appreciation	Global Multi-Asset	Actively managed rules-based investment process to allocate assets across a diversified, broad-based spectrum of asset classes, including the global equity and fixed income markets, currencies and commodities. Generally seeks to implement this strategy by investing in futures contracts and futures-related instruments. The SunAmerica Global Trends Fund expects to invest a significant portion of its assets in repurchase agreements collateralized by obligations of the U.S government and its agencies, and may also invest in other high-quality, short-term securities.

SunAmerica Focused Alpha Growth Fund	Growth of Capital	Growth and Focus	Active trading of equity securities of large-, small- and mid-cap companies that offer the potential for growth of capital.

SunAmerica Focused Alpha Large-Cap Fund	Growth of Capital	Growth, Value and Focus	Active trading of equity securities to achieve a blend of growth companies, value companies and companies that have elements of growth and value, issued by large cap companies that offer the potential for growth of capital. Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, will be invested in large-cap companies.

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Portfolio	Investment Goal	Principal Investment Strategy	Principal Investment Techniques

SunAmerica Income Explorer Fund	High Current Income with Capital Appreciation as a Secondary Objective	Global Multi-Asset	Strategically allocating its assets among a preferred securities strategy, closed-end fund strategy and global dividend equity strategy. Through this combination of investments, SunAmerica Income Explorer Fund expects to gain exposure to a broad range of income-producing investments, including both fixed income and equity securities.

SunAmerica Small-Cap Fund	Long-Term Growth of Capital	Strategic Allocation	Seeks to provide long-term growth of capital by strategically allocating its assets between a small-cap index strategy and a micro-cap growth strategy.

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More Information About the Portfolios

GLOSSARY

The two best-known debt rating agencies are Standard & Poor’s Ratings Services, a Division of the McGraw-Hill Companies, Inc., and Moody’s Investors Service, Inc. “Investment grade” refers to any security rated “BBB” or above, by Standard & Poor’s or “Baa” or above by Moody’s, or determined to be of comparable quality by the adviser to the Underlying Fund.

INVESTMENT AND OTHER TERMINOLOGY

Active trading means that an Underlying Fund may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because an Underlying Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by an Underlying Fund and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

Acquired fund fees and expenses are expenses incurred indirectly by a Portfolio as a result of the investments in shares of one or more “acquired funds,” as defined in the registration form applicable to the Fund, which generally includes investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.

A balanced portfolio is comprised of a balanced mix of debt (bonds and other fixed income securities) and equity securities.

Bonds and other fixed income securities provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. An investment grade fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the adviser to the Underlying Fund). A high yield bond (commonly known as a “junk bond”) is a high risk bond that does not meet the credit quality standards of investment grade securities.

Capital appreciation is growth of the value of an investment.

Closed-end funds are a type of investment company bought and sold on a securities exchange. Unlike most ETFs, closed-end funds are actively managed to meet their investment objective and may trade at a premium or discount from their NAV, which may be substantial.

Commodity-linked derivatives are derivative instruments, the value of which is linked to the price movement of a commodity, including commodity futures and commodity options.

Conservation of principal is a goal which aims to invest in a manner that tries to protect the value of your investment against market movements and other economic events.

Convertible securities are bonds or preferred stocks that may be exchanged for common stock of the same or a different company. Certain convertible securities may be rated below investment grade.

Currency transactions include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

Current income is money that is received on an ongoing basis from investments.

Defensive investments include high quality fixed income securities and money market instruments. The Underlying Funds may make temporary defensive investments in response to adverse market, economic, political or other conditions. Each Portfolio may also make temporary defensive investments, but only in securities qualifying as short-term investments. When a Portfolio or the Underlying Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Portfolio may not achieve its investment goal.

A derivative is a financial instrument, such as an option or a future, whose value is based on the performance of an underlying asset or an external benchmark, such as an index.

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Disciplined strategy: Certain Underlying SunAmerica Funds or portions thereof will not deviate from their strategy, which entails buying and holding stocks selected through a the selection criteria described in the ‘More Information About the Underlying Funds’ section on page 40 of this Prospectus and in more detail in the Underlying SunAmerica Fund’s prospectus (except under certain circumstances, such as if necessary to comply with federal tax laws applicable to the Underlying Fund). These Underlying SunAmerica Funds or portions thereof will not generally sell stocks in their portfolios and buy different stocks except during their annual rebalancings or as otherwise set forth in the Underlying SunAmerica Fund’s prospectus, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

Equity securities include common and preferred stocks, convertible securities, warrants and rights.

Exchange-traded funds (“ETFs”) are generally structured as investment companies and traded like traditional equity securities on a national securities exchange. ETFs are typically designed to represent a fixed portfolio of securities designed to track a particular market index.

The strategy of “Fixed income investing” includes utilizing economic research and analysis of current economic conditions, potential fluctuations in interest rates, and, where relevant—particularly with respect to the issuers of high-yield, high-risk bonds—the strength of the underlying issuer.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depository Receipts (“ADRs”) or other similar securities that convert into foreign securities such as European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”). It may be necessary under certain foreign laws, less expensive, or more expedient to invest in foreign investment companies, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the investment adviser to the Underlying Fund will not invest in such investment companies unless, in its judgment, the potential benefits justify the payment of any associated fees and expenses.

A forward contract is an individually negotiated obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a set future date.

A fund of funds strategy is an investment strategy in which the assets of the fund are invested in shares of other mutual funds. A fund of funds investment strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.

Futures are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

A futures contract is a standardized contract, traded on a futures exchange, to buy or sell a certain underlying instrument at a certain date in the future, at a specified price. Financial futures are futures contracts based on financial instruments, such as Treasury bonds, certificates of deposit, currencies or indexes.

The Government National Mortgage Association (GNMA) is a government owned corporation and a federal agency. GNMA guarantees, with the full faith and credit of the U.S. government, full and timely payment of all monthly principal and interest payments on the mortgage-backed pass-through securities which it issues. Shares of the Portfolios and the Underlying Funds are not guaranteed or insured by the U.S. government or any government entity.

Growth of capital is growth of the value of an investment.

Illiquid securities are securities that cannot easily be sold within seven days by virtue of the absence of a readily available market or legal or contractual restriction on resale. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. With respect to the SunAmerica Focused Alpha Large-Cap Fund only, large-cap companies will generally include companies whose market capitalizations at the time of purchase are equal to or greater than the median market capitalization of companies in the Russell 1000® Index. For the most recent annual reconstitution published as of May 29, 2015, the market capitalization range of companies in the Russell 1000® Index was approximately $2.4 billion to $750.55 billion, and the median market capitalization was approximately $8.65 billion. With respect to the SunAmerica Focused Alpha Growth Fund only, securities in the large-cap portion of the Fund will have a dollar-weighted average market capitalization of $13 billion or more.

Long-term total return refers to the change in value of an investment in shares of the fund over time resulting from both growth of capital and income.

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More Information About the Portfolios

Mid-Cap companies will generally include companies whose market capitalizations range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. For the most recent annual reconstitution published as of May 29, 2015, the market capitalization range of companies in the Russell Midcap Index was $2.4 billion to $28.70 billion, which range will vary daily.

Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others.

Options and futures are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

There are two basic types of preferred securities, traditional preferred securities and hybrid-preferred securities. Traditional preferred securities pay fixed or floating rate dividends. However, these claims are subordinated to more senior creditors, including senior debt holders. ‘Preference’ means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Preferred securities share many investment characteristics with both common stock and bonds. Hybrid-preferred securities are debt instruments with characteristics similar to those of traditional preferred securities. Hybrid preferred holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities but subordinate to those of senior debt holders.

Repurchase agreements. Under the terms of a typical repurchase agreement, a fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.

Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of senior floating rate loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior floating rate loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. Senior floating rate loans are negotiated between a Borrower and one or more financial institution lenders (the “Lenders”) represented by one or more Lenders acting as an agent of all Lenders.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide the Portfolios or the Underlying Funds, as the case may be, with sufficient liquidity to meet redemptions and cover expenses. The Portfolios may only invest in U.S. government securities and commercial paper as short-term investments.

Short-term money market instruments include high-quality, short-term securities, such as obligations of the U.S. government and its agencies, and certain short-term demand and time deposits, certificates of deposit and bankers’ acceptances issued by certain U.S. depository institutions or trust companies, and certain commercial paper, which are short-term, negotiable promissory notes of companies.

Small-cap companies will generally include companies whose market capitalizations are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of May 29, 2015, the market capitalization range of companies in the Russell 2000® Index was $177 million to $4.30 billion, which range will vary daily.

A special situation arises when, in the opinion of the investment adviser to the Underlying Fund, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

A zero-coupon security is a security that makes no periodic interest payments but instead is sold at a deep discount from its face value.

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The Russell 2000 Value Index® measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Growth Index® measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 3000 Index® contains the largest 3000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization.

The Russell 3000 Value Index® measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

RISK TERMINOLOGY

Affiliated fund risk: In managing a Portfolio, the Adviser will have the authority to allocate and reallocate the Portfolio’s assets among the Underlying Funds. The Adviser may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying SunAmerica Funds because the fees payable to it by some of the Underlying SunAmerica Funds are higher than the fees payable by other Underlying SunAmerica Funds and because the Adviser is also responsible for managing the Underlying SunAmerica Funds. However, the Adviser has a fiduciary duty to act in the Portfolio’s best interests when selecting the Underlying Funds, including the Underlying SunAmerica Funds.

Bond market volatility: The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in an Underlying Fund’s portfolio and consequently the value of a Portfolio.

ETF risk: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. To the extent that the Portfolio invests in an ETF, the Portfolio will indirectly bear its proportionate share of the management and other expenses that are charged by the ETF in addition to the expenses paid by the Portfolio.

Closed-end fund risk: The Portfolio invests in Underlying SunAmerica Funds that invest significantly in closed-end funds. An Underlying SunAmerica Fund’s investments in closed-end funds generally reflect the risks of the underlying securities held by the closed-end funds. The Underlying SunAmerica Funds will indirectly bear their proportionate share of the management and other expenses that are charged by the closed-end funds in addition to the expenses paid by such fund. In addition, shares of closed-end funds are subject to a number of risks which are related directly to their structure. First, shares of closed-end funds frequently trade at a discount from their NAV, which is a risk separate and distinct from the risk that the Underlying SunAmerica Fund’s NAV could decrease as a result of its investment activities. Second, many closed-end funds include leverage in their capital structure as a part of a strategy designed to enhance the level of income and capital appreciation to their shareholders. The presence of leverage in the closed-end fund structure introduces both increased volatility of NAV, and the potential for greater variability in the dividends paid by the closed-end funds, as the cost of borrowings often changes up or down with the general level of interest rates.

Preferred securities risk: The Portfolio invests in Underlying SunAmerica Funds that invest significantly in preferred securities. Preferred securities are subject to bond market volatility, credit risk and interest rate fluctuation risk. In addition, preferred securities are subordinated to other securities in the issuer’s capital structure and are subject to the risk that the issuer will fail to make dividends or other distributions on the preferred securities when due because other claims on the issuer’s assets take priority. Preferred securities may be less liquid than many other types of securities or may be subject to the risk of being redeemed prior to their scheduled date.

Counterparty risk: The SunAmerica Global Trends Fund will be exposed to the credit of the counterparties to OTC derivative contracts and repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the Fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, inability to realize any gains on its investment during such period and fees and expenses incurred in enforcing its rights.

Credit quality: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating (especially an issuer of high yield bonds) will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

Derivatives: Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Emerging markets: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets

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More Information About the Portfolios

of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Foreign exposure: Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Hedging: Hedging is a strategy in which the portfolio manager uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or in exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Illiquidity: Certain securities may be difficult or impossible to sell at the time or price that the seller would like. In addition, with respect to investments in senior floating rate loans, while such loans are not necessarily illiquid securities, the senior floating rate loans in which the SunAmerica Senior Floating Rate Fund, Inc. or the SunAmerica Flexible Credit Fund primarily invest are generally not listed on any exchange and the secondary market for those loans is comparatively illiquid relative to markets for other fixed income securities. Consequently, obtaining valuations for those senior floating rate loans may be more difficult than obtaining valuations for actively traded securities. Thus, the value upon disposition on any given senior floating rate loan may differ from its current valuation. Also, while not necessarily illiquid securities, certain derivatives in which each of the SunAmerica Commodity Strategy Fund or the SunAmerica Global Trends Fund may invest may not be listed on any exchange (i.e., forward contracts) and the secondary market for those derivatives may have less liquidity relative to markets for other securities. Obtaining valuations for those derivatives may be more difficult than obtaining valuations for actively traded securities. Thus, the value upon disposition on any given derivative may differ from its current valuation.

Index risk: The Commodity Strategy Fund will have exposure to a broad-based commodity index. The sponsor of this index is under no obligation to continue the calculation and dissemination of the index. The sponsor of the index may at any time or from time to time modify the calculation or construction of the index. In addition, the sponsor of the index may discontinue or suspend the calculation or publication of the index. The index sponsor has no obligation or responsibility to the SunAmerica Commodity Strategy Fund or its shareholders in connection with any such modification, discontinuance or suspension, including any obligation or responsibility to notify the SunAmerica Commodity Strategy Fund of any such modification, discontinuance or suspension.

Interest rate fluctuations: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. The Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

IPO risk: An Underlying Fund may purchase equity securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a Underlying Fund’s performance depends on a variety of factors, including the number of IPOs the Underlying Fund invests in relative to the size of the Underlying Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As an Underlying Fund’s asset base increases, IPOs often have a diminished effect on the Underlying Fund’s performance. Companies offering stock in IPOs generally have limited operating histories and may involve greater investment risk.

Management risk: Each Portfolio is subject to the risk that the Adviser’s selection of the Underlying Funds, and the allocation and reallocation of Portfolio assets among the Underlying Funds, may not produce the desired result.

Non-traditional strategies risk: The SunAmerica Global Trends Fund’s strategy is a relatively new type of strategy compared to the strategies pursued by more traditional stock and bond mutual funds. Investors will bear the risk that the SunAmerica Global Trends Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, which may negatively impact the Fund’s investment performance.

Prepayment risk: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed securities, senior floating rate loans or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates an Underlying Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by an Underlying Fund may exhibit price characteristics of longer-term debt securities.

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Securities selection risk: A strategy used by the Portfolios, or securities selected by the advisers to the Underlying Funds, may fail to produce the intended return.

Small- and mid-market capitalization: Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

Stock market volatility: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in an Underlying Fund’s portfolio and consequently the value of a Portfolio.

SunAmerica Commodity Strategy Fund principal risks: The principal risks of the SunAmerica Commodity Strategy Fund include: (1) Commodity exposure risks, (2) Futures contract risk, (3) Commodity-linked derivatives, (4) Subsidiary risk, (5) Derivatives, (6) Leverage risk, (7) Credit risk, (8) Counterparty risk, (9) Interest rate risk, (10) Illiquidity, (11) U.S. government securities risk, (12) Exchange-traded funds, (13) Futures to match index performance risk, (14) Financial services and (15) Regulatory risk. These risks are described under the “Portfolio Highlights” section for each Portfolio. For more complete information about the investment strategies, techniques and risks of the SunAmerica Commodity Strategy Fund please refer to the prospectus for that Fund.

SunAmerica Commodity Strategy Fund non-principal risks: The non-principal risks of the SunAmerica Commodity Strategy Fund include: (1) Tax risk, (2) Regulatory risk, (3) Index risk and (4) Affiliated Fund rebalancing risk. These risks are described in this Glossary under “Risk Terminology.” For more complete information about the investment strategies, techniques and risks of the SunAmerica Commodity Strategy Fund please refer to the prospectus for that Fund.

SunAmerica Global Trends Fund principal risks: The principal risks of the SunAmerica Global Trends Fund include: (1) Strategy risk, (2) Futures contracts risk, (3) Forwards risk, (4) Stock market volatility risk, (5) Foreign exposure risk, (6) Emerging markets risk, (7) Interest rate risk, (8) Credit risk, (9) Bond market volatility risk, (10) Currency risk, (11) Commodity exposure risk, (12) Leverage risk, (13) Subsidiary risk, (14) Tax risk, (15) Repurchase agreements risk, (16) Active trading risk and (17) Regulatory risk. These risks are described under the “Portfolio Highlights” section for each Portfolio. For more complete information about the investment strategies, techniques and risks of the SunAmerica Global Trends Fund please refer to the prospectus for that Fund.

SunAmerica Global Trends Fund non-principal risks: The non-principal risks of the SunAmerica Global Trends Fund include: (1) Non-traditional strategies risk, (2) Illiquidity risk and (3) Counterparty risk. These risks are described in this Glossary under “Risk Terminology.” For more complete information about the investment strategies, techniques and risks of the SunAmerica Global Trends Fund please refer to the prospectus for that Fund.

Technology companies: Technology companies may react similarly to certain market pressures and events. The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, obsolescence of existing technology, worldwide scientific and technological developments and changes in governmental regulation and policies.

U.S. government securities risk: Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank are neither insured nor guaranteed by the U.S. government. These securities may be supported only by the credit of the issuing agency, authority, instrumentality or enterprise or by the ability to borrow from the U.S. Treasury and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

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Portfolio Management

Adviser. SunAmerica, which was organized in 1982 under the laws of Delaware, manages, advises and/or administers assets in excess of $74.3 billion as of December 31, 2015. SunAmerica manages each Portfolio, supervises the daily business affairs of each Portfolio and provides various administrative services to each Portfolio. In addition, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, SunAmerica Specialty Series, Seasons Series Trust, VALIC Company I, VALIC Company II, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., and SunAmerica Series Trust.

For each Portfolio, SunAmerica is responsible for decisions to select Underlying Funds and to allocate and reallocate the Portfolio’s assets among the Underlying Funds.

For the fiscal year ended October 31, 2015, each Portfolio paid SunAmerica an annual fee of 0.10% as a percentage of average daily net assets.

SunAmerica is voluntarily waiving fees and/or reimbursing expenses for each Portfolio so that the total net expense ratios for Class A, Class B, Class C, and Class I do not exceed 0.25%, 0.90%, 0.90%, and 0.25%, respectively. For purposes of voluntary waivers and/or reimbursements, the net expense ratios reflect operating expenses of the Portfolio and do not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Portfolio’s business. Any waivers or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of any such waiver/reimbursement, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver or Reimbursement occurred. These expense waivers and/or fee reimbursements may be terminated at any time at the option of the Adviser. For the fiscal year ended October 31, 2015, the Adviser voluntarily waived fees and/or reimbursed/(recouped) expenses in the following amounts:

	Class A	Class B	Class C	Class I
Focused Balanced Strategy Portfolio	—	0.04%	—	2.26%
Focused Multi-Asset Strategy Portfolio	—	—	—	0.19%

PORTFOLIO MANAGER

Douglas Loeffler is the portfolio manager of the Portfolios and is primarily responsible for the day-to-day management of the Portfolios.

Douglas Loeffler, CFA

Vice President

Portfolio Manager

Mr. Loeffler joined American International Group, Inc. (“AIG”) in 2007 as Vice President of the Investment Product Management Group, based in Woodland Hills, CA. In this role, Mr. Loeffler led the manager review and oversight for affiliated variable annuity portfolios advised by SunAmerica, in addition to being responsible for AIG Variable Annuity’s separate account investments. In 2015, Mr. Loeffler became a Portfolio Manager for asset allocation strategies at SunAmerica.

Additional information about the Portfolio Manager’s compensation, other accounts under management, and ownership of the Portfolios’ shares is contained in the SAI.

Please see below, under “Distributor,” for additional information on distributor-related payments made by SunAmerica.

Distributor. ACS distributes each Portfolio’s shares. The Distributor, a SunAmerica affiliate, receives the front-end and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor in connection with sales of shares of the Portfolios). This compensation may include: (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Portfolio. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of a Portfolio’s shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry

50

Regulatory Authority. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933, as amended.

In certain instances, SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries described above. In addition, SunAmerica, the Distributor or their affiliates may make substantial payments to broker-dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more Funds managed and/or administered by SunAmerica. In some circumstances, those types of payments may relate to one or more Funds’ inclusion on a financial intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Payments by SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Funds’ Class A, Class B and Class C 12b-1 plans. Payments by other affiliates are out of their own resources.

Financial Institution Compensation. If you purchase shares of a Portfolio through a Financial Institution, the Portfolio, SunAmerica, the Distributor or their affiliates may pay the Financial Institution for the sale of Portfolio shares and related services, as described above. These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Portfolio over another investment. Ask your salesperson or visit your Financial Institution’s Website for more information.

The SAI contains additional information about payments made to Financial Institutions.

Servicing Agent. SAFS assists the Portfolios’ transfer agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, receives reimbursements from the Portfolios of its costs, which include all direct transfer agency fees and out-of-pocket expenses.

SunAmerica, the Distributor and Servicing Agent are all located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2919 Allen Parkway, Houston, TX 77019.

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Financial Highlights

The Financial Highlights table for the Portfolios is intended to help you understand the Portfolios’ financial performance for the past five years or since inception. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for the Portfolios has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ financial statements, are incorporated by reference in the Statement of Additional Information (SAI), which is available upon request.

FOCUSED BALANCED STRATEGY PORTFOLIO

Period Ended	Net Asset Value beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)		Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets(3)		Ratio of net invest- ment income (loss) to average net assets(3)		Portfolio Turnover
	Class A
10/31/11	$12.34	$0.18	$0.39	(5)	$0.57	$(0.26)	$—	$(0.26)	$12.65	4.69%	$91,505	0.22%		1.46%		41%
10/31/12	12.65	0.15	0.40		0.55	(0.28)	—	(0.28)	12.92	4.47	87,715	0.22		1.17		22
10/31/13	12.92	0.17	1.99		2.16	(0.17)	—	(0.17)	14.91	16.86	93,392	0.22		1.20		70
10/31/14	14.91	0.21	0.92		1.13	(0.39)	—	(0.39)	15.65	7.67	92,459	0.22		1.40		38
10/31/15	15.65	0.23	(0.17)		0.06	(0.28)	—	(0.28)	15.43	0.37	85,145	0.22		1.48		6
	Class B
10/31/11	$12.27	$0.12	$0.37	(5)	$0.49	$(0.18)	$—	$(0.18)	$12.58	4.00%	$31,679	0.89%		0.94%		41%
10/31/12	12.58	0.07	0.39		0.46	(0.21)	—	(0.21)	12.83	3.74	21,819	0.89		0.57		22
10/31/13	12.83	0.07	1.99		2.06	(0.09)	—	(0.09)	14.80	16.16	20,980	0.90	(4)	0.53	(4)	70
10/31/14	14.80	0.11	0.90		1.01	(0.29)	—	(0.29)	15.52	6.95	18,589	0.90	(4)	0.72	(4)	38
10/31/15	15.52	0.13	(0.19)		(0.06)	(0.17)	—	(0.17)	15.29	(0.38)	15,704	0.90	(4)	0.81	(4)	6
	Class C
10/31/11	$12.30	$0.11	$0.39	(5)	$0.50	$(0.18)	$—	$(0.18)	$12.62	4.10%	$76,544	0.86%		0.88%		41%
10/31/12	12.62	0.07	0.40		0.47	(0.21)	—	(0.21)	12.88	3.82	66,580	0.86		0.54		22
10/31/13	12.88	0.08	1.98		2.06	(0.09)	—	(0.09)	14.85	16.10	68,940	0.87		0.56		70
10/13/14	14.85	0.11	0.91		1.02	(0.30)	—	(0.30)	15.57	6.95	67,520	0.86		0.76		38
10/31/15	15.57	0.13	(0.18)		(0.05)	(0.17)	—	(0.17)	15.35	(0.28)	60,073	0.87		0.84		6
	Class I
10/31/11	$12.36	$0.19	$0.38	(5)	$0.57	$(0.26)	$—	$(0.26)	$12.67	4.65%	$778	0.25	%(4)	1.48	%(4)	41%
10/31/12	12.67	0.14	0.40		0.54	(0.27)	—	(0.27)	12.94	4.43	740	0.25	(4)	1.11	(4)	22
10/31/13	12.94	0.16	2.01		2.17	(0.17)	—	(0.17)	14.94	16.89	798	0.25	(4)	1.18	(4)	70
10/31/14	14.94	0.23	0.89		1.12	(0.38)	—	(0.38)	15.68	7.61	551	0.25	(4)	1.47	(4)	38
10/31/15	15.68	0.23	(0.18)		0.05	(0.27)	—	(0.27)	15.46	0.34	526	0.25	(4)	1.44	(4)	6

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Does not include underlying fund expenses that the Portfolios bear indirectly.
(4)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/11	10/31/12	10/31/13	10/31/14	10/31/15
Focused Balanced Strategy Class B	—%	—%	0.03%	0.02%	0.04%
Focused Balanced Strategy Class I	1.03	1.32	1.51	1.74	2.26

(5)	Includes the effect of a merger.

52

FOCUSED MULTI-ASSET STRATEGY PORTFOLIO

Period Ended	Net Asset Value beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets(3)		Ratio of net invest- ment income (loss) to average net assets(3)		Portfolio Turnover
	Class A
10/31/11	$13.12	$0.23	$0.41 (5)	$0.64	$(0.23)	$—	$(0.23)	$13.53	4.89%	$209,239	0.20%		1.52%		43%
10/31/12	13.53	0.16	(0.34)	(0.18)	(0.26)	—	(0.26)	13.09	(1.30)	178,458	0.21		1.17		46
10/31/13	13.09	0.13	2.25	2.38	(0.15)	—	(0.15)	15.32	18.37	180,231	0.21		0.90		51
10/31/14	15.32	0.17	1.00	1.17	(0.32)	—	(0.32)	16.17	7.79	184,435	0.19		1.06		32
10/31/15	16.17	0.17	(0.09)	0.08	(0.25)	—	(0.25)	16.00	0.51	165,216	0.19		1.02		3
	Class B
10/31/11	$12.99	$0.14	$0.41 (5)	$0.55	$(0.14)	$—	$(0.14)	$13.40	4.22%	$88,261	0.85%		0.96%		43%
10/31/12	13.40	0.09	(0.35)	(0.26)	(0.17)	—	(0.17)	12.97	(1.90)	52,914	0.86		0.64		46
10/31/13	12.97	0.04	2.22	2.26	(0.04)	—	(0.04)	15.19	17.49	41,127	0.89		0.26		51
10/31/14	15.19	0.06	1.00	1.06	(0.21)	—	(0.21)	16.04	7.04	32,172	0.87		0.40		32
10/31/15	16.04	0.06	(0.09)	(0.03)	(0.13)	—	(0.13)	15.88	(0.17)	26,435	0.90		0.35		3
	Class C
10/31/11	$13.01	$0.14	$0.41 (5)	$0.55	$(0.14)	$—	$(0.14)	$13.42	4.22%	$200,496	0.84%		0.94%		43%
10/31/12	13.42	0.08	(0.34)	(0.26)	(0.18)	—	(0.18)	12.98	(1.91)	151,553	0.84		0.58		46
10/31/13	12.98	0.04	2.23	2.27	(0.05)	—	(0.05)	15.20	17.59	133,267	0.84		0.28		51
10/31/14	15.20	0.07	1.00	1.07	(0.22)	—	(0.22)	16.05	7.14	122,388	0.83		0.43		32
10/31/15	16.05	0.06	(0.09)	(0.03)	(0.14)	—	(0.14)	15.88	(0.15)	103,928	0.84		0.39		3
	Class I
08/15/11(6)-10/31/11	$13.54	$(0.01)	$(0.00)	$(0.01)	$—	$—	$—	$13.53	(0.07)%	$530	0.25	%(4)(7)	(0.40	)%(4)(7)	43%
10/31/12	13.53	0.14	(0.32)	(0.18)	(0.26)	—	(0.26)	13.09	(1.31)	401	0.25	(4)	1.09	(4)	46
10/31/13	13.09	0.12	2.24	2.36	(0.14)	—	(0.14)	15.31	18.24	459	0.25	(4)	0.84	(4)	51
10/31/14	15.31	0.17	0.99	1.16	(0.32)	—	(0.32)	16.15	7.68	321	0.25	(4)	1.11	(4)	32
10/31/15	16.15	0.15	(0.07)	0.08	(0.24)	—	(0.24)	15.99	0.51	331	0.25	(4)	0.93	(4)	3

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Does not include underlying fund expenses that the Portfolios bear indirectly.
(4)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/11(7)	10/31/12	10/31/13	10/31/14	10/31/15
Focused Multi-Asset Strategy Class I	2.20%	0.06%	0.33%	0.27%	0.19%

(5)	Includes the effect of a merger.
(6)	Inception date of class.
(7)	Annualized.

53

For More Information

The following documents contain more information about the Portfolios and are available free of charge upon request:

Annual and Semi-annual Reports. Additional information about the Portfolios is contained in the financial statements and portfolio holdings in the Portfolios’ Annual and Semi-annual Reports. In the Portfolios’ Annual Report, you will find a discussion of the investment operations and the factors that significantly affected each Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI contains additional information about the Portfolios’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this Prospectus.

You may obtain copies of these documents or ask questions about the Portfolios by contacting: SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at www.safunds.com, or by calling your broker or financial advisor.

View your account online!

Visit our website at www.safunds.com and register in order to:

•	View your account and portfolio balance(s)

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•	Access year-to-date tax summary information

•	View the dealer information on your account(s)

For Broker/Dealers: You can view your clients’ account information online by visiting our website at www.safunds.com and clicking on the “Financial Advisors” link and following the registration prompt which will bring you to the Advisor Center where you will need to click on the DST Vision link. Please call 800-858-8850, x6003 for registration assistance, if needed.

View your shareholder reports online!

Enroll for electronic delivery of Prospectuses and Annual Reports by visiting our website at www.safunds.com and clicking on the “Go Paperless!” icon to register. Why Go Paperless?

•	Immediate receipt of important Portfolio information

•	Elimination of bulky documents from personal files

•	Reduction of the Portfolios’ printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us online if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Funds. All personal information is encrypted and is completely secure.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC, Washington, D.C. Call 202-551-8090 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the SEC’s website at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG Capital Services, Inc.

INVESTMENT COMPANY ACT

File No. 811-07797

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receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

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The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

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Please note - this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

Distributed by AIG Capital Services, Inc.

Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

           www.safunds.com

S5118AAS - 2/16

SUNAMERICA SERIES, INC.

Statement of Additional Information

dated February 29, 2016

Harborside Financial Center	General Marketing and
3200 Plaza 5	Shareholder Information
Jersey City, NJ 07311-4992	(800) 858-8850

SunAmerica Series, Inc. (the “Fund”) consists of six different portfolios: Focused Dividend Strategy Portfolio, SunAmerica Strategic Value Portfolio, Focused Dividend Strategy II Portfolio,* SunAmerica Select Dividend Growth Portfolio, Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio. This Statement of Additional Information (“SAI”) relates only to two of the portfolios: Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio (each, a “Portfolio” and together the “Portfolios” or the “Focused Strategies”). Each Portfolio has distinct investment objectives and strategies.

This SAI is not a Prospectus, but should be read in conjunction with the Portfolios’ Prospectus dated February 29, 2016. The SAI expands upon and supplements the information contained in the Portfolios’ current Prospectus and should be read in conjunction with the Prospectus. To obtain a Prospectus free of charge, please call (800) 858-8850. The Prospectus is incorporated by reference into this SAI and this SAI is incorporated by reference into the Prospectus. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus. The Fund’s audited financial statements are incorporated into this Statement of Additional Information by reference to its 2015 annual report to shareholders. You may request a copy of the annual report and semiannual report at no charge by calling (800) 858-8850 or writing the Fund at SunAmerica Fund Services, Inc., Mutual Fund Operations, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

Class	Focused Balanced Strategy Portfolio: Ticker Symbols	Focused Multi-Asset Strategy Portfolio: Ticker Symbols
A Shares	FBAAX	FASAX
B Shares	FBABX	FMABX
C Shares	FBACX	FMATX
I Shares	N/A	N/A

*	The shares of the Focused Dividend Strategy II Portfolio are not offered for sale as of the date of this SAI.

No dealer, salesperson or other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) or AIG Capital Services, Inc. This SAI and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

ii

HISTORY OF THE FUND

The Fund, organized as a Maryland corporation on July 3, 1996, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund currently consists of six Portfolios: Focused Dividend Strategy Portfolio, SunAmerica Strategic Value Portfolio, Focused Dividend Strategy II Portfolio, SunAmerica Select Dividend Growth Portfolio, Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio. The Dividend Strategy Portfolio and Strategic Value Portfolio are diversified, as that term is defined in the 1940 Act. Each Portfolio offers different classes, including Class A, Class B, Class C, and Class W shares. Class A and Class B shares of the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio and the Value Portfolio commenced offering on November 19, 1996. Class C shares of those Portfolios commenced offering March 6, 1997. Class A, Class B and Class C shares of the Large-Cap Growth Portfolio, the Large-Cap Blend Portfolio, the Large-Cap Value Portfolio and Small-Cap Value Portfolio commenced offering October 15, 1997. On March 31, 1998, the Directors approved the creation of the Focus Portfolio, which commenced offering on June 1, 1998. On December 1, 1998, Class C shares of each of the Portfolios except Focus Portfolio were redesignated as Class II shares. On April 1, 1999, the Large-Cap Blend Portfolio changed its name to the Focused Growth and Income Portfolio. On October 19, 1999, the Directors approved the creation of the Focused Value Portfolio, which commenced offering on November 1, 1999. Effective on February 28, 2001, the Focus Portfolio changed its name to the Focused Growth Portfolio and the Aggressive Growth Portfolio changed its name to the Multi-Cap Growth Portfolio. The Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Multi-Cap Value Portfolio, Small-Cap Value Portfolio and Focused Growth Portfolio each also offer Class Z shares. The Class Z shares of the Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio commenced offering on April 1, 1998. The Class Z shares of the Focused Growth Portfolio commenced offering on April 1, 1999. On February 17, 2000, the Directors approved the creation of the Focused TechNet Portfolio, which commenced offering on May 1, 2000. The Class Z shares of the Focused TechNet Portfolio commenced offering on October 3, 2000. The Class X shares of the Focused Growth and Income Portfolio and Focused Multi-Cap Growth commenced offering on January 30, 2002 and August 1, 2002 respectively.

On August 22, 2001, the Board of Directors of the Fund (the “Board” or “Directors”) approved the renaming of the Value Portfolio to the Multi-Cap Value Portfolio, effective November 16, 2001, the creation of the Small-Cap Growth Portfolio, effective November 16, 2001, offering Classes A, B, II and I; and authorized Class I for all Portfolios. The Small-Cap Growth Portfolio was the survivor of a reorganization with Small Cap Growth Fund of North American Funds (the “Prior Small Cap Growth Fund”), which was consummated on November 16, 2001. The Directors also approved the creation of the Focused International Portfolio and authorized Classes A, B, II, I and Z; the Fund commenced offering Classes A, B and II on November 1, 2001. Class I of the Multi-Cap Value Portfolio commenced on November 16, 2001. On November 16, 2001, the International Equity Portfolio reorganized with the International Equity Fund of SunAmerica Equity Funds and three series of North American Funds. Shares of the International Equity Portfolio of the Fund are no longer offered.

On April 11, 2002 the Board called a shareholder meeting for the purposes of reorganizing the Large Cap Growth Portfolio into the Focused Large-Cap Growth Portfolio, and the Mid-Cap Growth Portfolio into the Focused Multi-Cap Growth Portfolio. On April 11, 2002, the Board approved the renaming of certain portfolios of the Fund as follows: The Large-Cap Value Portfolio to the “Focused Large-Cap Value Portfolio,” the Small-Cap Value Portfolio to the “Focused 2000 Value Portfolio,” the Multi-Cap Value Portfolio to the “SunAmerica Value Fund,” the Small-Cap Growth Portfolio to the “Focused 2000 Growth Portfolio,” the Multi-Cap Growth Portfolio to the “Focused Multi-Cap Growth Portfolio,” the Focused Value Portfolio to the “Focused Multi-Cap Value Portfolio,” the Focused International Portfolio to the “Focused International Equity Portfolio,” and the Focused Growth Portfolio to the “Focused Large-Cap Growth Portfolio.”

On September 6, 2002, the Large-Cap Growth Portfolio and the Mid-Cap Growth Portfolio reorganized into the Focused Large-Cap Growth Portfolio and Focused Multi-Cap Growth Portfolios, respectively. Shares of the Large-Cap Growth and Mid-Cap Growth Portfolios are no longer offered. On October 30, 2003, the Directors approved the reorganization of the SunAmerica Value Fund into the SunAmerica Value Fund of SunAmerica Equity Funds. On October 30, 2003, the Directors approved the creation of the Focused Dividend Strategy Portfolio offering Classes A, B, II and I. The Focused Dividend Strategy Portfolio is the survivor of a reorganization with the Focused Dividend Strategy Portfolio of SunAmerica Equity Funds (the “Prior Focused Dividend Strategy Portfolio”), was consummated on February 20, 2004.

At a meeting of the Fund’s Board held on October 30, 2003, the Board approved a name change for the Fund: Effective January 1, 2004, the name SunAmerica Style Select Series, Inc. was changed to SunAmerica Focused Series, Inc.

On January 15, 2004, the Board approved the redesignation of Class II shares as Class C shares for each of the Portfolios, to be effective on February 20, 2004. On December 1, 2004, the Directors approved the establishment of the Focused Mid-Cap Growth Portfolio and the Focused Mid-Cap Value Portfolio both of which commenced offering on August 3, 2005. On December 1, 2004 the Board approved changing the names of the Focused 2000 Value Portfolio and the Focused 2000 Growth Portfolio to the Focused Small-Cap Value and the Focused Small-Cap Growth Portfolio, respectively.

1

On August 30, 2005, the Board approved the liquidation of Class X shares of both the Focused Growth and Income Portfolio and the Focused Multi-Cap Growth Portfolio. On November 9, 2006, the Board approved the redesignation of the names of the Focused Multi-Cap Growth Portfolio and the Focused Multi-Cap Value Portfolio to the Focused Growth Portfolio and the Focused Value Portfolio, respectively.

On January 22, 2007, the Directors approved the establishment of the Focused StarALPHA Portfolio.

On October 24, 2007, the Board approved the termination of sales of I Class shares of each of the Focused Mid-Cap Growth and Focused Mid-Cap Value Portfolios. Effective October 25, 2007 Class I shares of these Portfolios are no longer offered for sale.

On August 26, 2008, the Directors approved the reorganization of the Focused International Equity Portfolio into the International Equity Fund, a series of SunAmerica Equity Funds. The reorganization was approved by shareholders of the Focused International Equity Portfolio on December 16, 2008, and became effective on January 12, 2009.

On June 9, 2009, the Board of Directors of the Fund approved the creation of Class I shares of the Growth and Income Portfolio. Class I of the Growth and Income Portfolio commenced offering on August 28, 2009.

On June 2, 2009, the Directors approved the reorganization of the Focused Large-Cap Value Portfolio into the SunAmerica Value Fund, a series of SunAmerica Equity Funds. The reorganization was approved by shareholders of the Focused Large-Cap Value Portfolio on October 16, 2009, and became effective on October 26, 2009.

On June 2, 2009, the Directors approved the reorganization of the Focused Mid-Cap Value Portfolio into the SunAmerica Small-Cap Value Portfolio, a series of SunAmerica Series, Inc. The reorganization was approved by shareholders of the Focused Mid-Cap Value Portfolio on October 16, 2009, and became effective on October 26, 2009.

On June 2, 2009, the Directors approved the reorganization of the Focused Mid-Cap Growth Portfolio into the Focused Small-Cap Growth Portfolio, a series of SunAmerica Series, Inc. The reorganization was approved by shareholders of the Focused Mid-Cap Growth Portfolio on October 16, 2009, and became effective on December 7, 2009.

On December 6, 2010, the Directors approved the renaming of the Focused Value Portfolio to the SunAmerica Strategic Value Portfolio, effective February 28, 2011.

On December 6, 2010 the Directors approved the renaming of the Fund from SunAmerica Focused Series, Inc. to SunAmerica Series, Inc., effective February 28, 2011.

On March 6, 2012 the Directors approved the reorganization of each of the Focused Growth Portfolio, Focused Technology Portfolio and Focused StarALPHA Portfolio into SunAmerica Focused Alpha Growth Fund, a series of SunAmerica Specialty Series, and approved the reorganization of Focused Growth and Income Portfolio into SunAmerica Focused Alpha Large-Cap Fund, also a series of SunAmerica Specialty Series. Each reorganization was approved by the shareholders on July 31, 2012 and became effective on August 13, 2012.

On March 5, 2013 the Board of Directors approved the creation of Class W shares of the Focused Dividend Strategy Portfolio.

On March 8, 2013, the Directors approved the reorganization of Focused Small-Cap Growth Portfolio and Focused Small-Cap Value Portfolio into SunAmerica Focused Alpha Growth Fund, a series of SunAmerica Specialty Series, and SunAmerica Strategic Value Portfolio, a series of the Fund. Each reorganization was approved by shareholders on June 20, 2013 and became effective on July 22, 2013. On July 19, 2013, the Directors approved the reorganization of Focused Large-Cap Growth Portfolio into SunAmerica Focused Alpha Large-Cap Fund, a series of SunAmerica Specialty Series. The reorganization was approved by shareholders on October 10, 2013 and became effective on October 28, 2013.

On December 3, 2013, the Directors approved the establishment of the SunAmerica Select Dividend Growth Portfolio. On January 22, 2014, the Directors approved the establishment of the Focused Dividend Strategy II Portfolio. The Directors approved offering Class A, C and W shares for both the SunAmerica Select Dividend Growth and Focused Dividend Strategy II Portfolios. The Dividend Strategy II Portfolio is not offered for sale as of the date of this SAI.

On December 2, 2014, the Strategic Value Portfolio stopped offering Class B shares to new or existing shareholders. On January 27, 2015, all outstanding Class B shares of the Strategic Value Portfolio were converted to Class A shares of the Portfolio.

2

INVESTMENT OBJECTIVES AND POLICIES

The investment objective and policies of each of the Portfolios are described in the Portfolios’ Prospectus. Each of the Portfolios employs a fund of funds investment strategy in which the assets of the Portfolios are invested in a combination of SunAmerica funds that invest in equity and fixed-income securities. Each Portfolio may also invest in the SunAmerica Commodity Strategy Fund, which is categorized as “commodity strategies,” and the SunAmerica Global Trends Fund and the SunAmerica Income Explorer Fund, which are categorized as “global strategies,” in the projected asset allocation ranges described in the Prospectus and as described below in the SAI. In addition, the Portfolios may invest in any other affiliated SunAmerica fund, including the SunAmerica Money Market Fund. The Portfolios may also invest in exchange-traded funds (“ETFs”), although the portfolio manager will generally only invest in ETFs to obtain exposure to a particular asset class when there is no SunAmerica fund option available. The SunAmerica funds in which the Portfolios may invest are referred to herein as the “Underlying SunAmerica Funds” and together with the ETFs and other unaffiliated funds described under “Investment Company Securities’ below as the ‘Underlying Funds.”

Certain types of securities in which the Underlying Funds may invest and certain investment practices the Portfolios or the Underlying Funds may employ, which are described in the Prospectus, are discussed more fully below. The Portfolios will purchase and hold Class A shares of the Underlying SunAmerica Funds, which are generally subject to sales charges. SunAmerica will waive the front-end sales charge on purchases of Class A shares of the Underlying SunAmerica Funds by the Portfolios.

Fund of Funds Investments. A fund of funds investment strategy is an investment strategy in which the assets of a fund are invested in shares of other mutual funds. It generally offers an efficient means of asset allocation across a range of asset classes (e.g., domestic equity securities, foreign equity securities, commodity strategies and bonds and other fixed income securities).

A fund of funds investment strategy may, however, present special risks, including the following: (i) the performance of each Portfolio will be wholly dependent on the performance of the Underlying Funds and, therefore, on the selection of the Underlying Funds by the Adviser and the allocation and reallocation by the Adviser of Portfolio assets among the Underlying Funds; and (ii) investors in a Portfolio can generally invest in the Underlying Funds directly and may incur additional fees and expenses by investing in them indirectly through the Portfolio.

Unless otherwise specified, the Underlying Funds may invest in the following securities.

Domestic Equity Securities. Each of the Portfolios may invest in Underlying Funds that invest primarily in equity securities (“Underlying Equity Funds”). Under normal market conditions, the Focused Balanced Strategy Portfolio expects to allocate between 35% to 75% of its assets in Underlying Equity Funds and the Focused Multi-Asset Strategy Portfolio expects to allocate approximately 60% of its assets in Underlying Equity Funds.

The following discussion will be of greater significance as a Portfolio’s allocation to Underlying Equity Funds increases and is expected to be significant with respect to the Portfolios.

The Underlying Funds’ investment strategies may include long and short positions in common stocks and other equity securities. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks and other equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities. These fluctuations can be pronounced. Investments in equity securities are subject to inherent market risks and fluctuations because of company earnings, economic conditions such as interest rates, availability of credit, inflation rates and economic uncertainty, changes in laws, changes in national and international political circumstances and other factors beyond the control of the advisers to the Underlying Funds (in each case, under normal market conditions). The public equity markets have in the past experienced significant price volatility.

Certain Underlying Funds may invest in the securities of small companies. The prices of the securities of small companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

Foreign Securities. Each of the Portfolios may invest in Underlying Funds that invest primarily in foreign securities (“Underlying Foreign Equity Funds”). Under normal market conditions, the Focused Multi-Asset Strategy Portfolio expects to allocate approximately 10% of its assets to Underlying Foreign Equity Funds and the Focused Balanced Strategy Portfolio expects to allocate between 0% and 20% to Underlying Foreign Equity Funds. The following discussion will be of greater significance as a Portfolio’s allocation to international-focused Underlying Funds increases.

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Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States (“U.S.”), or to reduce fluctuations in Portfolio values by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

The Underlying Funds may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”). ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Underlying Funds may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Underlying Funds may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Underlying Fund’s custodian in three days. The Underlying Funds may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security.

Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign Underlying Fund investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets (and in particular emerging markets) than in the United States; less regulation of foreign issuers, stock exchanges and brokers than the United States; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the United States; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies.

The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of the Underlying Funds’ non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Underlying Funds’ non-dollar securities. Currencies are evaluated by the Underlying Funds on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Russian Securities. Recent events in Ukraine and the Russian Federation may have an adverse impact on a Portfolio. In response to recent political and military actions undertaken by Russia, the United States and European Union have instituted numerous sanctions against certain Russian officials and Bank Rossiya. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of a Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could push Russia’s economy into a recession. These sanctions, and the continued disruption of the Russian economy, could have a negative effect on the performance of funds that have significant exposure to Russia, including a Portfolio.

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Bonds and Other Fixed Income Securities. Each of the Portfolios may invest in Underlying Funds that invest primarily in bonds and other fixed income securities (“Underlying Fixed Income Funds”). Additionally, each Portfolio may invest significantly in Underlying Funds that invest significantly in bonds or other fixed income securities. Under normal market conditions, the Focused Balanced Strategy Portfolio expects to allocate between 25% to 50% of its assets to Underlying Fixed Income Funds and the Focused Multi-Asset Strategy Portfolio expects to allocate approximately 10% of its assets to Underlying Fixed Income Funds. The following discussion will be of greater significance as a Portfolio’s allocation to bond- and fixed income-focused Underlying Funds increases and is expected to be most significant with respect to the Focused Balanced Strategy Portfolio.

Bonds and other fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called “floating rate instruments,” changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates—when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. This is often referred to as interest rate risk. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest. This is often referred to as credit risk.

Bonds and other fixed income securities in which the Underlying Funds may invest include, without limitation, corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. Treasury and other U.S. government securities, mortgage-backed and mortgage-related securities, asset-backed securities, money market securities, commercial bank obligations, commercial paper and repurchase agreements. Certain Underlying Funds may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

When an Underlying Fund invests in mortgage-backed or asset-backed securities, the Portfolio may be subject to prepayment risk. Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates an Underlying Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by an Underlying Fund may exhibit price characteristics of longer-term debt securities.

Commodity Strategies. Each of the Portfolios may invest in the SunAmerica Commodity Strategy Fund (“Commodity Strategy Fund”). Under normal market conditions, the Focused Balanced Strategy Portfolio expects to allocate between 0% and 30% of its assets in the Commodity Strategy Fund and the Focused Multi-Asset Portfolio expects to allocate approximately 10% of its assets in the Commodity Strategy Fund. The SunAmerica Commodity Strategy Fund is currently the only Underlying Fund in which the Portfolios may invest to gain exposure to the “commodity” asset class. The SunAmerica Commodity Strategy Fund seeks to provide long-term total return through a strategy that is designed to provide diversified exposure to the commodity markets.

Approximately two-thirds (2/3rds) of the Commodity Strategy Fund’s assets will be managed pursuant to an active strategy designed to outperform the Bloomberg Commodity Index (the “Active Sleeve”) and approximately one-third (1/3rd) of the Commodity Strategy Fund’s assets will be managed pursuant to an index strategy designed to track, before fees and expenses, the performance of the Bloomberg Commodity Index (the “Index Sleeve”). The Commodity Strategy Fund seeks to achieve its investment goal by investing its assets in a combination of commodity-linked derivative instruments and fixed income securities. The Commodity Strategy Fund’s overall performance is not expected to correlate to the specific returns of any particular index.

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The commodity-linked derivative instruments in which the Commodity Strategy Fund intends to invest include commodity futures, swaps, options and options on futures. These investments provide exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. Real assets include, but are not limited to, such things as industrial and precious metals, gas, oil, livestock, agricultural or meat products and other items. The Commodity Strategy Fund will not invest directly in commodities. The Commodity Strategy Fund primarily gains exposure to the commodities markets by investing through the Commodity Strategy Subsidiary (as described below). The Commodity Strategy Fund may also seek commodity exposure through investments in exchange-traded fund (“ETFs”).

Assets of the Commodity Strategy Fund not invested in commodity-linked derivative instruments, including through the Commodity Strategy Subsidiary, will primarily be invested in U.S. Government securities and repurchase agreements. The primary purpose of the fixed income investments held by the Commodity Strategy Fund is to serve as collateral for the derivative instruments; however, these instruments may also earn income for the Commodity Strategy Fund. The Commodity Strategy Fund’s return is expected to be derived principally from changes in the value of the assets underlying the commodity-linked derivative instruments and ETFs.

The Commodity Strategy Fund primarily gains exposure to the commodities markets through investments in a wholly-owned subsidiary of the Commodity Strategy Fund organized under the laws of the Cayman Islands (the “Commodity Strategy Subsidiary”). The Commodity Strategy Subsidiary invests in a combination of the commodity-linked derivative instruments and fixed income securities described above. The primary purpose of the fixed income investments held by the Commodity Strategy Subsidiary is to serve as collateral for the derivative instruments; however, these instruments may also earn income for the Commodity Strategy Subsidiary. The Commodity Strategy Subsidiary is managed by SunAmerica and advised by Wellington Management Company LLP (“Wellington Management”), and has the same investment goal as the Commodity Strategy Fund. The Commodity Strategy Fund may invest up to 25% of its total assets in the Commodity Strategy Subsidiary. Investment in the Commodity Strategy Subsidiary is expected to provide the Commodity Strategy Fund with commodity exposure within the limitations of the federal tax requirements that apply to the Commodity Strategy Fund.

The principal and non-principal risks associated with an investment by the Portfolios in the Commodity Strategy Fund are discussed in detail in the Portfolios’ prospectus. In addition, the following risks are listed and discussed in the prospectus of the Portfolios as non-principal risks with respect to the Portfolios.

Tax Risk: The Commodity Strategy Fund gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked swap agreements, commodity options, futures, and options on futures, and through investment in the Commodity Strategy Subsidiary. In order for the Commodity Strategy Fund to qualify as a regulated investment company, the Commodity Strategy Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling that holds that income derived from commodity-linked swaps is not qualifying income. The IRS has issued a private letter ruling to the Commodity Strategy Fund in which the IRS concluded that income from the Commodity Strategy Subsidiary is qualifying income. Based on this ruling, the Commodity Strategy Fund will seek to gain commodities exposure through investments in the Commodity Strategy Subsidiary. It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of the Commodity Strategy Fund’s investments in the Commodity Strategy Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Commodity Strategy Fund’s taxable income or any distributions made by the Commodity Strategy Fund or result in the inability of the Commodity Strategy Fund to operate as described in its prospectus and Statement of Additional Information.

Regulatory Risk: Regulatory changes could adversely affect the Commodity Strategy Fund by restricting its trading activities and/or increasing the costs or taxes to which the investors are subject. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission and the Securities and Exchange Commission broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the OTC derivatives market. The implementation of the Dodd-Frank Act could adversely affect the Commodity Strategy Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Commodity Strategy Fund’s, SunAmerica’s and Wellington Management’s exposure to potential liabilities.

Index Risk: The Commodity Strategy Fund will have exposure to a broad-based commodity index (i.e., Bloomberg Commodity Index). The sponsor of this index is under no obligation to continue the calculation and dissemination of the index. The sponsor of the index may at any time or from time to time modify the calculation or construction of the index. In addition, the sponsor of the index may discontinue or suspend the calculation or publication of the index. The index sponsor does not have any obligation or

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responsibility to the Commodity Strategy Fund or its shareholders in connection with any such modification, discontinuance or suspension, including any obligation or responsibility to notify the Commodity Strategy Fund of any such modification, discontinuance or suspension.

Global Strategies. Each of the Portfolios may invest in the SunAmerica Global Trends Fund (“Global Trends Fund”) and SunAmerica Income Explorer Fund (“Income Explorer Fund”). Under normal market conditions, the Focused Balanced Strategy Portfolio expects to allocate between 0% and 20% of its assets in the global strategies asset class and Focused Multi-Asset Portfolio expects to allocate approximately 10% of its assets in the global strategies asset class. The Global Trends Fund and the Income Explorer Fund are currently the only Underlying Funds in which the Portfolios may invest to gain exposure to the “global strategies” asset class.

The Global Trends Fund seeks to provide capital appreciation by utilizing an actively managed rules-based investment process to allocate assets across a diversified, broad-based spectrum of asset classes, including the global equity and fixed income markets, currencies and commodities. The Global Trends Fund generally seeks to implement this strategy by investing in futures contracts and futures-related instruments, including, but not limited to, U.S. and non-U.S. equity index futures, U.S. and non-U.S. fixed income futures, currency forwards, and commodity futures (collectively, ‘futures instruments’) that provide the Fund with exposure to the various asset classes. The Global Trends Fund may invest in such futures instruments both directly and indirectly through the Global Trends Subsidiary (as described below). The Global Trends Fund expects to invest a significant portion of its assets in repurchase agreements collateralized by obligations of the U.S government and its agencies, and may also invest in other high-quality, short-term securities (‘money market instruments’). The primary purpose of the repurchase agreements and other money market instruments held by the Global Trends Fund will be to serve as collateral for the futures instruments, however, these instruments may also earn income for the Fund. The Global Trends Fund’s return is expected to be derived principally from changes in the value of the assets underlying the futures instruments held by the Fund.

The Global Trends Fund’s strategy will normally involve investing in futures instruments that provide investment exposure to the following ten asset classes (examples of the assets, currencies or market or economic indices that may be used as the underlying reference items for the Fund’s futures instruments are listed under each asset class):

U.S. equity markets (e.g., S&P 500 futures)	U.S. fixed income (e.g., 10-Year and 30-Year Treasury futures)
Developed Europe equity markets excluding United Kingdom equity markets (e.g., DAX futures, CAC40 futures (France), IBEX35 futures (Spain))	Non-U.S. developed country fixed income (e.g., Australian, Canadian and U.K. 10-Year Bonds, German 10-Year Bonds)

United Kingdom equity markets

(e.g., FTSE 100 futures)

Developed Asia Pacific equity markets

(e.g., Nikkei futures (Japan), ASX futures (Australia))

Emerging market equities (e.g., Hang Seng futures, Bovespa futures,

Emerging market currencies

(e.g., Brazilian Real, Mexican Peso, South

African Rand, Polish Zloty, Colombian Peso)

Commodities — metals

(e.g., gold, silver, copper)

Commodities — energy and agriculture

(e.g., oil, sugar, corn)

FTSE/JSE Africa Top 40)

Wellington Management Company, LLP (the “Subadviser” or “Wellington Management”) serves as subadviser to the Global Trends Fund. Pursuant to Wellington Management’s proprietary approach, which involves rules-based indicators and technical analysis, the Global Trends Fund’s investment exposure to each of these ten asset classes (based on the notional exposure of the futures) will generally be between 0% and 20% of the value of the Global Trends Fund’s net assets. The Global Trends Fund’s investment exposure to an asset class will fluctuate depending on the positive or negative signals identified by Wellington Management for the asset class, including based on whether an asset class is trending up, trending down or in a “range-bound” environment (i.e., where the market is trading in a relatively narrow range instead of trending). Wellington Management, in its sole discretion, will determine the allocation of the Global Trends Fund’s investment exposure across the asset classes. After asset class allocations are made, Wellington Management will generally allocate any remaining assets (i.e., assets remaining if the Fund’s investment exposure to futures is less than 100%) to repurchase agreements and/or other money market instruments.

The Global Trends Fund intends to gain its investment exposure to the global equity and fixed income markets, currencies and commodities through its investments in futures instruments, and not by investing directly in the ten asset classes underlying its futures investments (i.e., the Fund does not intend to buy stocks, bonds or physical commodities to gain exposure to the ten asset

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classes). In addition, the Global Trends Fund intends to use futures on securities indices (rather than futures on individual stocks) to gain exposure to the U.S. and non-U.S. equity markets.

The asset classes described above, the range of investments within such asset classes, and the amount of exposure allocated to each asset class, are subject to change and will be determined in the discretion of Wellington Management and/or SunAmerica; provided, however, that at least 40% of the asset classes included within the Global Trends Fund’s allocation strategy (i.e., presently, at least four of the ten asset classes) will consist of foreign asset classes. Foreign asset classes will be deemed to include, for example, non-U.S. equity and fixed income asset classes and foreign currencies.

The Global Trends Fund will primarily gain exposure to commodities through investments in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Global Trends Subsidiary”). It is expected that the Global Trends Subsidiary will invest primarily in commodity futures instruments and other investments designed to serve as collateral for the Global Trends Subsidiary’s futures investments (i.e., repurchase agreements and money market instruments). The Global Trends Subsidiary is managed by SunAmerica and subadvised by Wellington Management and has the same investment objective as the Fund. The Global Trends Fund may invest up to 25% of its total assets in the Global Trends Subsidiary. Investment in the Global Trends Subsidiary is expected to provide the Global Trends Fund with commodity exposure within the limitations of the federal tax requirements that apply to the Fund.

The principal and non-principal risks associated with an investment by the Portfolios in the Global Trends Fund are discussed in detail in the Portfolios’ prospectus.

The Income Explorer Fund seeks to achieve its investment objective primarily by strategically allocating its assets among a preferred securities strategy, closed-end fund strategy and global dividend equity strategy.

Preferred Securities Strategy (“Preferred Sleeve”). The principal investment technique of the Preferred Sleeve is to invest in a diversified portfolio of preferred securities issued by U.S. and foreign companies, including traditional preferred securities, hybrid preferred securities and floating rate preferred securities. The Preferred Sleeve may invest in both investment grade and below investment grade securities.

Closed-End Fund Strategy (“Closed-End Fund Sleeve”). The principal investment technique of the Closed-End Fund Sleeve is to invest in the common stock of closed-end management investment companies selected by the subadviser that invest significantly in fixed income securities, although the Closed-End Fund Sleeve may also invest in closed-end funds that invest in equity and other income-producing securities. The types of securities held by the closed-end funds may include, but are not limited to, convertible securities, emerging market debt securities, government securities, high yield securities, investment grade securities, mortgage securities, preferred securities, senior loan securities, municipal securities and common stocks, and the closed- end funds may seek to obtain exposure to income-producing securities through a variety of different investment strategies, such as global income strategies, limited duration strategies, multi-sector strategies and other income-oriented strategies.

Global Dividend Equity Strategy (“Global Dividend Sleeve”). The principal investment technique of the Global Dividend Sleeve is to employ a “buy and hold” strategy with approximately 50 high dividend yielding equity securities selected annually from the Morgan Stanley Capital International All Country World Index (“MSCI ACWI Index”). It is expected that the Global Dividend Sleeve will invest primarily in common stocks, and to a lesser extent, preferred stocks, and may invest in companies of any size. It is anticipated that the Global Dividend Sleeve will invest in both U.S. and foreign (non-U.S.) securities, including securities of emerging markets, and that the Global Dividend Sleeve will be invested in a number of different countries.

Senior Floating Rate Loans. Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of senior floating rate loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior floating rate loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. Senior floating rate loans are negotiated between a Borrower and one or more financial institution lenders (the “Lenders”) represented by one or more Lenders acting as an agent of all Lenders. The SunAmerica Senior Floating Rate Fund, Inc. (the “Floating Rate Fund”) or the SunAmerica Flexible Credit Fund (the “Flexible Credit Fund”) may invest in senior floating rate loans directly or by purchasing Assignments or Participations.

The Portfolios that invest in the Floating Rate Fund or the Flexible Credit Fund are subject to the risks of investing in senior secured floating rate loans and other institutionally traded secured senior floating rate debt obligations (“Loans”). Loans in which

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the Floating Rate Fund or the Flexible Credit Fund will invest are primarily highly-leveraged Loans made in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing. Such loans are subject to a greater credit risk than other Loans in which the Floating Rate Fund or the Flexible Credit Fund may invest. The Floating Rate Fund or the Flexible Credit Fund may invest all, or substantially all, of its assets in Loans or other securities that are rated below investment grade, or in comparable unrated securities. Such Borrowers are more likely to default on their payments of interest and principal owed to the Floating Rate Fund or the Flexible Credit Fund than issuers of investment grade bonds, and such defaults could reduce each Fund’s net asset value (“NAV”) and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, the specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan’s value. No active trading market for some loans or adverse market conditions for some actively traded loans may impair the ability of the Funds to realize full value in the event of the need to liquidate such assets. Economic and other events (whether real or perceived) can reduce the demand for certain senior floating rate loans or senior floating rate loans generally, which may reduce market prices and cause a Fund’s NAV per share to fall.

In certain circumstances, Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a Borrower or an arranger, lenders and purchasers of interests in Loans, such as the Floating Rate Fund or the Flexible Credit Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the Loan agreement itself, and common-law fraud protections under applicable state law.

Illiquid Securities. Each Underlying Fund may invest in illiquid securities, which may be difficult or impossible to sell at the time and the price that the seller would like. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, stripped mortgage securities, inverse floaters, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

Derivatives Strategies. The Underlying Funds may engage in various derivatives strategies including, without limitation, the use of options, futures, options on futures and investments in hybrid investments, for both hedging and non-hedging purposes. To the extent the Underlying Funds engage in these strategies, the Portfolios may be exposed to additional volatility and risk of loss. This is especially so when derivatives strategies are used for non-hedging purposes.

Short-Term Debt Securities and Defensive Investments. In addition to their primary investments, the Portfolios may also invest up to 10% of their total assets in U.S. dollar denominated money market instruments: (a) for liquidity purposes (to meet redemptions and expenses): or (b) to generate a return on idle cash held in a Portfolio during periods when an Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, a Portfolio may invest up to 100% of its total assets in cash and short-term fixed-income securities, rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). The short-term and temporary defensive investments in which the Portfolios may invest are U.S. government securities and commercial paper. The Underlying Funds may invest in similar securities under similar circumstances.

Diversification. Each of the Portfolios is classified as “diversified” for purposes of the 1940 Act. Each of the Portfolios also intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company under the Code, a Fund must, among other things, diversify its holdings (see discussion below under the title “Dividends, Distributions and Taxes”).

Repurchase Agreements. The Portfolios may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Adviser. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio’s money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, a Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, a Portfolio may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Portfolio may be delayed or limited. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio’s net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

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Reverse Repurchase Agreements. A Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Portfolio then invests the proceeds from the transaction in another obligation in which the Portfolio is authorized to invest. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Portfolio will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s repurchase obligation, and the Portfolio’s use of proceeds of the agreement may effectively be restricted pending such decision.

Borrowing. As a matter of fundamental policy a Portfolio is authorized to borrow up to 33 1/3% of its total assets. Each Portfolio may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. In seeking to enhance investment performance, a Portfolio may borrow money for investment purposes and may pledge assets to secure such borrowings.

This is the speculative factor known as leverage. This practice may help increase the NAV of the assets of a Portfolio in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of a Portfolio’s assets would be reduced by a greater amount than would otherwise be the case. The effect of borrowing will therefore tend to magnify the gains or losses to a Portfolio as a result of investing the borrowed monies. During periods of substantial borrowings, the value of a Portfolio’s assets would be reduced due to the added expense of interest on borrowed monies. A Portfolio is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets). The time and extent to which a Portfolio may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

In seeking to enhance investment performance, a Portfolio may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of a Portfolio’s assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Portfolio’s assets, so computed, should fail to meet the 300% asset coverage requirement, a Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense a Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio’s assets fluctuate in value, but borrowing obligations are fixed when a Portfolio has outstanding borrowings, the NAV per share of a Portfolio correspondingly will tend to increase and decrease more when a Portfolio’s assets increase or decrease in value than would otherwise be the case. The Portfolios’ policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.

Similar legal and practical considerations apply with respect to borrowings by the Underlying Funds.

Regulatory Considerations. Each Portfolio is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Portfolios, from registration as a “commodity pool operator” with respect to the Portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Portfolios under the CEA. As a result, effective December 31, 2012, each Portfolio is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish a Portfolio’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, each Portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

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Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolios or their service providers, financial intermediaries, or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolios do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Investment Company Securities. In reliance on Section 12(d)(1)(G) of the 1940 Act, and subject to the Portfolios’ investment policies, the Portfolios may invest an unlimited amount in Underlying SunAmerica Funds and may also invest in government securities and short-term paper. Pursuant to Rule 12d1-2 under the 1940 Act, the Portfolios may also invest in other types of securities and in unaffiliated investment companies, including ETFs (the “Unaffiliated Funds” and together with the Underlying SunAmerica Funds, the “Underlying Funds”). While the Portfolios are permitted under the 1940 Act to invest in securities other than the Underlying Funds, the Portfolios presently do not intend to invest in other securities.

Investments by the Portfolios in Unaffiliated Funds are subject to the limits of Section 12(d)(1)(A) of the 1940 Act, which permit a Portfolio to invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company, although the Portfolios may invest in excess of these limits if they comply with Section 12(d)(1)(F) of the 1940 Act. In particular, pursuant to Section 12(d)(1)(F) of the 1940 Act, a Portfolio will be limited in the amount it can invest in any one Unaffiliated Fund to 3% of the total outstanding stock of the Unaffiliated Fund owned by the Portfolio and all affiliated persons of the Portfolio (the “3% Limitation”). As a result, the Portfolio may hold a smaller position in the Unaffiliated Fund than if it were not subject to this restriction. Moreover, to comply with other provisions of Section 12(d)(1)(F) of the 1940 Act, on any matter upon which the Unaffiliated Fund stockholders are solicited to vote, the Adviser will vote Unaffiliated Fund shares in the same general proportion as shares held by other stockholders of the Unaffiliated Fund.

The Portfolios may also invest in ETFs that have received exemptive relief from the SEC that permits funds investing in those ETFs, such as the Portfolios, to invest in the ETFs in excess of the 3% Limitation in compliance with certain conditions.

Each Portfolio will indirectly bear its proportionate share of any management and other expenses paid by an Underlying Fund in which it invests.

Operational Risk. An investment in a Portfolio may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers or trading counterparties. Although the Portfolios attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Portfolio or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Portfolio and its shareholders could be negatively impacted as a result.

Portfolio Turnover

A Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to a Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities.

INVESTORS SHOULD ALSO CONSIDER REVIEWING THE UNDERLYING FUNDS’ PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION. THE UNDERLYING FUNDS IN WHICH THE PORTFOLIOS ARE INVESTED AS OF JANUARY 31, 2016 ARE:

Focused Dividend Strategy Portfolio, SunAmerica Strategic Value Portfolio, SunAmerica Select Dividend Growth Portfolio, SunAmerica International Dividend Strategy Fund, SunAmerica Japan Fund, SunAmerica Strategic Bond Fund, SunAmerica U.S. Government Securities Fund, SunAmerica Flexible Credit Fund, SunAmerica Focused Alpha Growth Fund, SunAmerica Focused Alpha Large-Cap Fund, SunAmerica Alternative Strategies Fund, SunAmerica Global Trends Fund, SunAmerica Senior Floating Rate Fund, SunAmerica Small-Cap Fund and SunAmerica Income Explorer Fund.

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SUNAMERICA RESERVES THE RIGHT TO INVEST IN DIFFERENT FUNDS WITHOUT NOTICE TO INVESTORS.

FOR MORE INFORMATION ABOUT ANY UNDERLYING FUND(S), CALL: (800) 858-8850.

INVESTMENT RESTRICTIONS

The Fund has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio’s outstanding shares. Such majority is defined as the vote of the lesser of: (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

Under the following fundamental restrictions, no Portfolio may:

1.	With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company’s outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities” or other investment companies).

2.	Invest more than 25% of the Portfolio’s total assets in the securities of issuers in the same industry, other than SunAmerica Mutual Funds. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

3.	Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

4.	Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectuses and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

5.	Make loans to others except for: (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its Portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

6.	Borrow money, except that: (i) each Portfolio may borrow in amounts up to 33-1/3% of its total assets for temporary or emergency purposes: (ii) each Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets): and (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of Portfolio securities.

This policy shall not prohibit a Portfolio’s engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

7.	Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its Portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectuses and SAI, as they may be amended from time to time.

8.	Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of Portfolio securities of the Portfolio.

The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. Under these non-fundamental restrictions, no Portfolio may:

9.	Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

10.

Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the

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purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectuses and SAI, as they may be amended from time to time.

11.	Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except to the extent permitted by applicable law or by virtue of reliance on an exemptive order.

12.	Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio’s net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(a)(2) of that Act that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

For purposes of investment restriction No. 2, the Portfolios will look through to the Underlying Fund’s assets for concentration purposes. In addition, “industry” is determined by reference to industry classification codes provided by third party sources.

DIRECTORS AND OFFICERS

The following table lists the Directors and officers of the Fund, their ages, current position(s) held with the Fund, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships or trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Director is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. Directors who are not deemed to be “interested persons” of the Fund or of SunAmerica as defined in the 1940 Act are referred to as “Disinterested Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” Directors and officers of the Fund are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by AIG Capital Services, Inc. (“ACS” or the “Distributor”) and other affiliates of SunAmerica.

Disinterested Directors

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships Held by Director During the Past 5 Years[3]
Dr. Judith L. Craven Age: 70	Director	2001 to Present	Retired.	77	Director, Sysco Corporation (1996 to Present); Director, Luby’s, Inc. (1998 to Present).
William F. Devin Age: 77	Director	2001 to Present	Retired.	77	None
Richard W. Grant Age: 70	Director, Chairman of the Board	2011 to Present	Retired. Prior to that, attorney and partner at Morgan Lewis & Bockius LLP (1989 to 2011).	28	None
Stephen J. Gutman Age: 72	Director	1986 to Present	Senior Vice President and Associate Broker, The Corcoran Group (real estate) (2003 to Present); President, SJG Marketing, Inc. (2009 to Present).	28	None
William J. Shea Age: 68	Director	2004 to Present	Executive Chairman, Caliber ID, Inc. (formerly, Lucid Inc.) (medical devices) (2007 to Present).	28	Director, Boston Private Financial Holdings (2004 to Present); Chairman, Demoulas Supermarkets (1999 to Present).

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Interested Director

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships Held by Director During the Past 5 Years[3]
Peter A. Harbeck[4] Age: 62	Director	1995 to Present	President, CEO and Director, SunAmerica (1995 to Present); Director, ACS (1993 to Present); Chairman, Advisor Group, Inc. (2004 to Present).	140	None

[1]	Directors serve until their successors are duly elected and qualified, subject to the Director’s Retirement Plan as discussed below.
[2]	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes the Fund (6 funds); SunAmerica Money Market Funds, Inc. (“SAMMF”) (1 fund); SunAmerica Income Funds (“SAIF”) (3 funds); SunAmerica Equity Funds (“SAEF”) (2 funds); SunAmerica Specialty Series (“Specialty Series”) (7 funds); Anchor Series Trust (“AST”) (8 funds); SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”) (1 fund); VALIC Company I (“VALIC I”) (34 funds); VALIC Company II (“VALIC II”) (15 funds); SunAmerica Series Trust (“SAST”) (43 funds); and Seasons Series Trust (“SST”) (20 funds).
[3]	Directorships of companies required to report to the SEC under the Exchange Act (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.
[4]	Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of SunAmerica and Director of ACS.

Officers

Name and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
John T. Genoy Age: 47	President	2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President, SunAmerica (2003 to Present); Chief Operating Officer (2006 to Present).	N/A	N/A
Gregory R. Kingston Age: 50	Treasurer	2014 to Present	Vice President, SunAmerica (2001 to Present); Head of Mutual Fund Administration, SunAmerica (2014 to Present).	N/A	N/A
Gregory N. Bressler Age: 49	Secretary	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present).	N/A	N/A
Kathleen D. Fuentes Age: 46	Chief Legal Officer and Assistant Secretary	2013 to Present	Vice President and Deputy General Counsel, SunAmerica (2006 to Present).	N/A	N/A
James Nichols Age: 49	Vice President	2006 to Present	Director, President and CEO, ACS (2006 to Present); Senior Vice President, SunAmerica (2002 to Present).	N/A	N/A

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Name and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Kara Murphy Age: 43	Vice President	2014 to Present	Director of Research, SunAmerica (2007 to 2013); Chief Investment Officer, SunAmerica (2013 to Present).	N/A	N/A
Katherine Stoner Age: 59	Vice President and Chief Compliance Officer	2011 to Present	Vice President, SunAmerica (2011 to Present); Vice President, The Variable Annuity Life Insurance Company (“VALIC”), Western National Life Insurance Company (“WNL”) and American General Distributors, Inc. (2006 to Present); Deputy General Counsel and Secretary, VALIC and WNL (2007 to 2011); Vice President, VALIC Financial Advisors, Inc. (2010 to 2011) and VALIC Retirement Services Company (2010 to Present).	N/A	N/A
Shawn Parry Age: 43	Vice President and Assistant Treasurer	2014 to Present	Assistant Vice President, SunAmerica (2005 to 2014); Vice President, SunAmerica (2014 to Present).	N/A	N/A
Donna McManus Age: 55	Vice President and Assistant Treasurer	2014 to Present	Managing Director, BNY Mellon (2009 to 2014); Vice President, SunAmerica (2014 to Present).	N/A	N/A
Matthew J. Hackethal Age: 44	Anti-Money Laundering Compliance Officer	2006 to Present	Chief Compliance Officer, SunAmerica (2006 to Present).	N/A	N/A

Leadership Structure of the Board of Directors

Overall responsibility for oversight of the Fund and its Portfolios rests with the Board. The Fund, on behalf of the Portfolios, has engaged SunAmerica to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing SunAmerica and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Fund’s Articles of Incorporation and By-laws, and each Portfolio’s investment objectives and strategies. The Board is presently composed of six members, five of whom are Disinterested Directors. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Directors also meet at least quarterly in executive session, at which no directors who are interested persons of the Portfolios are present. The Disinterested Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has appointed Mr. Grant to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Directors generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board

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has established four committees, i.e., Audit Committee, Nomination and Compensation Committee (the “Nomination Committee”), Ethics Committee, and Governance Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, who carries out the Portfolios’ investment management and business affairs, and other service providers in connection with the services they provide to the Portfolios. Each of SunAmerica, the subadviser(s) and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica and the Portfolios’ other service providers (including the Portfolios’ distributor, servicing agent and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Directors and Committees

Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, SunAmerica, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Director’s executive, business, consulting, public service and/or academic positions; experience from service as a Director of the Fund and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Dr. Judith L. Craven. Dr. Craven has served as a director or trustee in the Fund Complex since 2001 and serves as a Director of the Fund. She currently serves as a director or trustee with respect to 77 of the portfolios in the Fund Complex. In addition, she has more than 25 years of executive and business experience in various industries. Dr. Craven also has corporate governance experience serving on the Boards of Directors of several public companies for more than 10 years.

William F. Devin. Mr. Devin has served as a director or trustee in the Fund Complex since 2001 and serves as a Director of the Fund. He currently serves as a director or trustee with respect to of 77 of the portfolios in the Fund Complex. In addition, he has more than 30 years of business and executive experience primarily in the financial services industry, including with Fidelity. Mr. Devin also has corporate governance experience serving on the Board of Directors of the Boston Options Exchange 2001 to 2010.

Richard W. Grant. Mr. Grant has served as a director or trustee in the Fund Complex since March 2011 and as Chairman of the Board since April 2011. He currently serves as a director or trustee with respect to 28 of the portfolios in the Fund Complex. Mr. Grant has more than 25 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees, including to the Disinterested Directors of the Fund.

Stephen J. Gutman. Mr. Gutman has served as a director or trustee in the Fund Complex since 1985 and serves as a Director of the Fund. He currently serves as a director or trustee of 28 of the portfolios in the Fund Complex. In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.

William J. Shea. Mr. Shea has served as a director or trustee in the Fund Complex since 2004 and serves as a Director of the Fund. He currently serves as a director or trustee of 28 of the portfolios in the Fund Complex. In addition, he has more than

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20 years of business and executive experience primarily in the financial services industry. In addition, Mr. Shea has over 20 years of audit and accounting-related experience as a certified public accountant at a leading accounting firm. Mr. Shea also has corporate governance and audit committee experience serving on the Board of Directors and Audit Committees of several public companies, including serving as Chairman of the Board of Directors of Royal and SunAlliance U.S.A., Inc. for two years.

Peter A. Harbeck. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995 and serves as a Director of the Fund. He currently serves as a director or trustee of 140 of the portfolios in the Fund Complex. In addition, he has served as President, CEO and Director of SunAmerica since 1995, Director of ACS since 1993 and as Chairman of Advisor Group, Inc. since 2004.

Each Disinterested Director serves on the Fund’s Audit Committee. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Fund’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.

The members of the Audit Committee are Messrs. Devin, Grant, Gutman and Shea and Dr. Craven, with Mr. Shea serving as Chairman. Committee members each receive $3,472 per meeting for serving on the Audit Committees of the SunAmerica Mutual Funds (“SAMF”)1, AST and SASFR. Mr. Shea receives a $6,943 annual retainer for serving as the Chairman of the Audit Committees for SAMF, SASFR and AST. The Audit Committee met four times during the fiscal year ending October 31, 2015.

The Nomination Committee recommends to the Directors those persons to be nominated by the Directors as candidates to serve as Directors and voted upon by shareholders and selects and proposes nominees for election by Directors to the Board between shareholders’ meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Directors. The members of the Nomination Committee are Messrs. Devin, Grant, Gutman, and Shea and Dr. Craven, with Mr. Gutman serving as Chairman. Mr. Gutman receives a $2,085 annual retainer for serving as Chairman of the Nomination Committees of SAMF, AST and SASFR and Messrs. Devin, Grant and Shea and Dr. Craven each receive a $1,389 annual retainer for serving as a member of the Nomination Committees of SAMF, AST and SASFR. Messrs. Devin, Grant and Shea and Dr. Craven each receive $696 per scheduled meeting ($349 for telephonic meetings) and Mr. Gutman, as Chairman, receives $834 per scheduled meeting ($417 per telephonic meeting). The Nomination Committee met once during the fiscal year ended October 31, 2015.

The Ethics Committee is responsible for applying the Code of Ethics applicable to a Fund’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of Directors of violations or waivers to the Fund’s Code of Ethics, as appropriate. The members of the Ethics Committee are Messrs. Devin, Grant, Gutman and Shea, and Dr. Craven, with Dr. Craven serving as Chairman. Dr. Craven receives a $2,085 annual retainer for serving as Chairman of the Ethics Committees of SAMF, AST and SASFR and Messrs. Devin, Grant, Gutman and Shea each receive a $1,389 annual retainer for serving on the Ethics Committee of SAMF, AST and SASFR. Messrs. Devin, Grant, Gutman and Shea each receive $696 per scheduled meeting ($349 for telephonic meeting) and Dr. Craven, as Chairman, receives $834 per scheduled meeting ($417 per telephonic meeting). The Ethics Committee met once during the fiscal year ended October 31, 2015.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Grant, Gutman, Devin, Shea, and Dr. Craven, with Mr. Devin serving as Chairman. Mr. Devin receives a $2,085 annual retainer for serving as Chairman of the Governance Committees of SAMF, AST and SASFR, and Messrs. Grant, Gutman and Shea and Dr. Craven each receive a $1,389 annual retainer for serving on the Governance Committees of SAMF, AST and SASFR. Messrs. Grant, Gutman and Shea and Dr. Craven each receive $696 per scheduled meeting ($349 for telephonic meeting) and Mr. Devin, as Chairman, receives $834 per scheduled meeting ($417 per telephonic meeting). The Governance Committee met 2 times during the fiscal year ended October 31, 2015.

[1]	SAMF consists of the Fund, SAMMF, SAIF, SAEF and Specialty Series.

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Director Ownership of Portfolio Shares

The following table shows the dollar range of shares beneficially owned by each Director as of December 31, 2015.

Disinterested Directors

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies[1]
Richard W. Grant	None	None
Dr. Judith L. Craven	None	None
William F. Devin	None	Over $100,000
Stephen J. Gutman	None	None
William J. Shea	None	None

[1]	Includes SAMF, AST, SASFR, SAST, SST, VALIC I and VALIC II.

Interested Director

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies[2]
Peter A. Harbeck	Over $100,000	Over $100,000

[1]	Where a Portfolio is not listed with respect to a Director, the Director held no shares of the Portfolio.
[2]	Includes the SAMF, AST, SASFR, SAST and SST.

Director Compensation

The Fund pays each Disinterested Director’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives from each fund within SAMF a pro rata portion (based upon the funds’ net assets) of $83,316 in annual compensation for acting as a director or trustee of SAMF ($115,704 in annual compensation for the Chairman of the Board). Each Disinterested Director of SAMF receives an additional $6,943 per attended quarterly meeting ($9,642 for the Chairman of the Board). Each Disinterested Director of SASFR receives $1,251 for each quarterly meeting attended ($1,737 for the Chairman of the Board) and $5,004 in annual compensation ($6,948 for the Chairman of the Board). In addition, each Disinterested Trustee of AST receives $27,792 in annual compensation for acting as Trustee to AST ($38,568 in annual compensation for the Chairman of the Board). Each Trustee receives from each portfolio within SAMF, SASFR and AST a pro rata portion of $3,472 in compensation for attendance at each Special Board Meeting ($5,079 for the Chairman of the Board). This per meeting fee will be allocated to each portfolio based upon such portfolio’s net assets and will also be allocated only to those portfolios that are subject to that meeting.

Directors’ Retirement Plan

The Directors have adopted the SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended, for the Disinterested Directors. The Retirement Plan provides generally that a Disinterested Director may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting SunAmerica mutual funds (the “Adopting Funds”)1 or has attained the age of 60 while a Disinterested Director and completed 5 consecutive years of service as a Director of any Adopting Fund (an “Eligible Director”). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

[1]	The SAMF, AST and SASFR have adopted the Retirement Plan.

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As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and a Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Director’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things: (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008; (2) prohibit Disinterested Directors from first becoming Participants in the Retirement Plan after December 31, 2008; and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

The following table sets forth information summarizing the compensation of each Disinterested Director for his or her services as a Director for the fiscal year ended October 31, 2015. Neither the Interested Director nor any officers of the Fund receive any compensation from the Fund for serving as a Director or an officer.

Compensation Table

Director	Aggregate Compensation from Registrant	Total Compensation from Fund and Fund Complex Paid to Directors*
Dr. Judith L. Craven**	$88,712	$359,165
William F. Devin **	$87,013	$397,072
Richard W. Grant	$127,146	$233,282
Stephen J. Gutman	$88,712	$162,665
William Shea	$91,813	$168,321

*	Information is as of October 31, 2015 for the investment companies in the complex that pay fees to these Directors. The investment companies are the SAMF, AST, SASFR, VALIC I and VALIC II.
**	Mr. Devin and Dr. Craven are also Trustees of VALIC I and VALIC II.

As of January 31, 2016, the Directors and Officers of the Fund beneficially owned in aggregate less than 1% of the total outstanding shares of each series and each class of each series total outstanding shares.

The following shareholders owned, of record or beneficially, 5% or more of the outstanding shares of the indicated class of shares of the Portfolios as of January 31, 2016:

Portfolio Name and Class	Holder	Of Record or Beneficial Ownership	Percentage Owned of Record
Focused Balanced Strategy Portfolio Class A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Record	11.33%
Focused Balanced Strategy Portfolio Class B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103	Record	17.09%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Record	7.98%

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Portfolio Name and Class	Holder	Of Record or Beneficial Ownership	Percentage Owned of Record
Focused Balanced Strategy Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	Record	13.14%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Record	10.92%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103	Record	6.51%
	UBS FINANCIAL SERVICES INC FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY, NJ 07310-2055	Record	5.32%
Focused Balanced Strategy Portfolio Class I	VALIC RETIREMENT SERVICES COMPANY (VRSCO) FBO AIGFSB CUST TTEE FBO FBO CITY OF NEW BEDFORD 457 DEF COMP PLAN 2929 ALLEN PARKWAY STE A6-20 HOUSTON TX 77019-2155	Record	43.40%
	VALIC RETIREMENT SERVICES COMPANY (VRSCO) FBO AIGFSB FBO CUST TTEE FBO CITY OF SPRINGFIELD 457 DEF COMP PLAN 2929 ALLEN PARKWAY, A6-20 HOUSTON TX 77019-2155	Record	21.83%
	VALIC RETIREMENT SERVICES COMPANY (VRSCO) FBO AIGFSB CUST TTEE FBO TUOLOMNE COUNTY 457 DEF COMP PLAN 2929 ALLEN PARKWAY STE A6-20 HOUSTON TX 77019-2155	Record	5.88%
Focused Multi-Asset Strategy Portfolio Class B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Record	5.30%
Focused Multi-Asset Strategy Portfolio Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	Record	12.09%

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Portfolio Name and Class	Holder	Of Record or Beneficial Ownership	Percentage Owned of Record
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103	Record	8.74%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Record	8.24%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY, NJ 07311	Record	6.03%
Focused Multi-Asset Strategy Portfolio Class I	VALIC RETIREMENT SERVICES COMPANY FBO AIGFSB CUST TTEE FBO CITY OF SPRINGFIELD 457 DEF COMP PLAN 2929 ALLEN PARKWAY A6-20 HOUSTON TX 77019-2155	Record	42.99%
	VALIC RETIREMENT SERVICES COMPANY FBO AIGFSB CUST TTEE FBO CITY OF NEW BEDFORD 457 DEF COMP PLAN 2929 ALLEN PKWY # A6-20 HOUSTON TX 77019-2155	Record	33.44%

ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR

The Adviser

SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, and acts as adviser to each of the Portfolios pursuant to the Investment Advisory and Management Agreement (the “Management Agreement”) with the Fund, on behalf of each Portfolio. Effective upon the close of business on December 31, 2013, SunAmerica was reorganized as a Delaware limited liability company. As of December 31, 2015, SunAmerica managed, advised and/or administered approximately $74.3 billion of assets. The Adviser is a wholly-owned subsidiary of American General Life Insurance Company and an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”).

AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the U.S. and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.

Under the Management Agreement, SunAmerica selects and manages the investments of the Portfolios (i.e., selects the Underlying Funds and allocates and reallocates Portfolio assets among them), provides various administrative services and supervises the Fund’s daily business affairs, subject to general review by the Directors.

Except to the extent otherwise specified in the Management Agreement, each Portfolio pays, or causes to be paid, all other expenses of the Fund and each of the Portfolios, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Portfolios and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and SAIs regarding the Portfolios, and supplements thereto, to the shareholders of the Portfolios; all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of the Portfolios; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund that inure to its

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benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operation. The Portfolios indirectly bear their proportionate share of similar expenses at the Underlying Funds level.

The Management Agreement continues in effect with respect to each Portfolio, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of the respective Portfolio’s outstanding voting securities. Any such continuation also requires approval by a majority of the Disinterested Directors by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated with respect to a Portfolio at any time, without penalty, on 60 days’ written notice by the Directors, by the holders of a majority of the respective Portfolio’s outstanding voting securities or by SunAmerica. The Management Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

Under the terms of the Management Agreement, SunAmerica is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Advisory Fees

The annual rate of the investment advisory fee payable to SunAmerica by each Portfolio is 0.10% of average daily net assets. The following table sets forth the total advisory fees received by SunAmerica from each Portfolio pursuant to the Management Agreement for the fiscal years ended October 31, 2015, 2014 and 2013.

	Advisory Fees*	Advisory Fees*	Advisory Fees*
Portfolio	2015	2014	2013
Focused Multi-Asset Strategy Portfolio	$321,427	$347,859	$360,896
Focused Balanced Strategy Portfolio	$172,271	$182,847	$175,700

*	Without giving effect to voluntary fee waivers and/or expense reimbursements.

SunAmerica is voluntarily waiving fees and/or reimbursing expenses for each Portfolio so that the total net expense ratios for Class A, Class B, Class C, and Class I do not exceed 0.25%, 0.90%, 0.90%, and 0.25%, respectively. For purposes of voluntary waivers and/or reimbursements, the net expense ratios reflect operating expenses of the Portfolio and do not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Portfolio’s business. Further, any waivers and/or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from the Portfolio within the two years after the occurrence of the waiver or reimbursement, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver and/or reimbursement occurred. The potential recoupment is accounted for as a possible contingent liability that is not recordable on the balance sheet of a Portfolio until collection is probable, but will appear as footnote disclosure to the Portfolio’s financial statements. At such time as it appears probable that a Portfolio is able to effect such recoupment and that SunAmerica intends to seek such recoupment, the amount of the recoupment will be accrued as an expense of the Portfolio for that current period. SunAmerica may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio’s investors.

The following table sets forth the expense (reimbursements)/recoupments other than advisory fees made to the Portfolios by SunAmerica for the fiscal years ended October 31, 2015, 2014 and 2013.

Expense (Reimbursements)/Recoupments

	2015
Portfolio	Class A	Class B	Class C	Class I
Focused Multi-Asset Strategy Portfolio	—	—	—	$(629)
Focused Balanced Strategy Portfolio	—	(7,163)	—	$(12,589)

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	2014
Portfolio	Class A	Class B	Class C	Class I
Focused Multi-Asset Strategy Portfolio	—	—	—	$(913)
Focused Balanced Strategy Portfolio	—	(4,822)	—	$(10,314)

	2013
Portfolio	Class A	Class B	Class C	Class I
Focused Multi-Asset Strategy Portfolio	—	—	—	$(1,451)
Focused Balanced Strategy Portfolio	—	$(5,506)	—	$(11,271)

Information about the Portfolio Managers

Other Accounts Managed by the Portfolio Managers

The following table indicates the type, name and total assets of other accounts of which each portfolio manager has day-to-day responsibilities as of October 31, 2015. These accounts include Registered Investment Companies (“RICs”), Other Pooled Investments (“OPIs”) (hedge funds, private institutional accounts, etc.) and Other Accounts (“OAs”).

	Number of Other Accounts Managed and Total Assets by Account ($ millions except as noted)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based ($ millions except as noted)
Name of Portfolio Manager	RICs	OPIs	OAs	RICs	OPIs	OAs
Douglas Loeffler-Focused Balanced Strategy	8	0	0	0	0	0
	$15,666	0	0	0	0	0
Douglas Loeffler-Focused Multi-Asset Strategy	8	0	0	0	0	0
	$15,529	0	0	0	0	0

Portfolio Manager Ownership of Portfolio Shares

The following table indicates the dollar range of equity securities in the Portfolios beneficially owned by the portfolio managers and the value of those shares as of October 31, 2015.

Name of Adviser	Name of Portfolio Manager(s)	Dollar Range of Equity Securities in the Focused Balanced Strategy Portfolio beneficially owned by the named Portfolio Manager	Dollar Range of Equity Securities in the Focused Multi-Asset Strategy Portfolio beneficially owned by the named Portfolio Manager
SunAmerica	Douglas Loeffler	$0	$0

Potential Conflicts of Interest

As shown in the tables above, the portfolio manager may be responsible for managing other accounts for other clients, including affiliated clients (“Other Client Accounts”), in addition to the Portfolios. Similarly, the portfolio managers of the Underlying Funds may manage Other Client Accounts. (The portfolio manager of the Portfolios and the portfolio managers of the Underlying Funds are collectively referred to as the “Portfolio Managers” for this section of the SAI.) In certain instances, conflicts may arise in their management of a Portfolio, or in the management of an Underlying Fund and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among a Portfolio, an Underlying Fund and such Other Client Accounts.

•

Trade Allocations. Conflicts may arise between a Portfolio and Other Client Accounts in the allocation of trades among a Portfolio or Underlying Fund and the Other Client Accounts, as the case may be. For example, the Adviser, a subadviser of an Underlying Fund and/or Portfolio Manager may determine that there is a security that is suitable for a Portfolio or Underlying

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Fund, as the case may be, as well as for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the subadviser of an Underlying Fund and/or Portfolio Manager may take “short” positions in Other Client Accounts with respect to securities held “long” within a Portfolio or Underlying Fund, or vice-versa, which may adversely affect the value of securities held by the Portfolio or Underlying Fund, as the case may be. In certain instances, the Adviser, the Subadviser of an Underlying Fund and/or Portfolio Manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts or Underlying Funds, such as incentive fees. Such ownership or different interests may cause a conflict of interest. The Portfolios and the subadvisers of Underlying Funds have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Portfolios and subadvisers of Underlying Funds believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Portfolios or Underlying and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•	Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Portfolios or Underlying Funds, or SubAdvisers’ management of Underlying Funds, and Other Client Accounts may result in the Portfolio Manager devoting a disproportionate amount of time and attention to the management of a Portfolio or Underlying Fund and Other Client Accounts if the Portfolio or Underlying Fund and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser, or the Subadvisers, as the case may be, seek to manage such competing interests for the time and attention of the Portfolio Managers. Although the Adviser, or the Subadvisers, do not track the time a portfolio manager spends on the Portfolio or Underlying Fund or a single Other Client Account, the Adviser does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

•	Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the Adviser’s and Subadvisers’ Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser’s and Subadvisers’ Codes of Ethics will eliminate such conflicts.

Portfolio Manager Compensation

Compensation. SunAmerica portfolio managers’ compensation has a salary, plus a bonus made up of short-term incentive and long-term incentive components. The salary is a fixed annual salary, and is generally based on the portfolio manager’s responsibilities and leadership role within the organization. The short-term incentive is discretionary and based on the fund’s performance, the individual’s performance and the organizational performance of AIG in the current compensation period. In addition, SunAmerica may award long-term incentive compensation to an eligible portfolio manager who consistently meets or exceeds relative performance criteria. SunAmerica believes its compensation program is adequate to incentivize portfolio managers and analysts to seek maximum performance within risk parameters described in the Funds’ prospectuses.

Personal Securities Trading

The Fund, SunAmerica and the Distributor have adopted a written Code of Ethics (the “SunAmerica Code”), pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics restrict the personal investing by certain access persons of the Fund in securities that may be purchased or held by the Portfolios to ensure that such investments do not disadvantage the Portfolios. SunAmerica reports to the Board on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund or SunAmerica during the quarter. The SunAmerica Code is filed as an exhibit to the Portfolios’ registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Portfolios’ Prospectus.

The Distributor

The Fund, on behalf of each Portfolio, has entered into a distribution agreement (the “Distribution Agreement”) with ACS, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Portfolios through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual

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reports and other periodic reports respecting each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolios (see “Distribution Plans” below).

ACS serves as Distributor of Class I shares and incurs the expenses of distributing these shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.

The Distribution Agreement with respect to the Portfolios will remain in effect for two years from the date of execution unless terminated sooner, and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Disinterested Directors. The Fund and the Distributor each has the right to terminate the Distribution Agreement with respect to the Portfolios on 60 days’ written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds. In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributor which are: Royal Alliance Associates, Inc., The Variable Annuity Life Insurance Company, Woodbury Financial Services, Inc., VALIC Financial Advisors, Inc., Sagepoint Financial, Inc., Philam Asset Management Incorp., AIG Global Capital Markets Securities, LLC. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

The Fund, on behalf of Class I shares of each Portfolio, has entered into an Administration and Shareholder Services Agreement (the “Class I Service Agreement”) with ACS to provide additional shareholder services to Class I shareholders. Pursuant to the Class I Services Agreement, as compensation for various services rendered, the Distributor receives a fee from a Portfolio of 0.25% of the daily net assets of the Portfolios’ Class I shares.

Distribution Plans. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors. Pursuant to this rule, the Portfolios have adopted Distribution Plans for Class B, and Class C shares (hereinafter referred to as the “Class B Plan” and the “Class C Plan” and, collectively, as the “Distribution Plans”). There is no Distribution Plan in effect for Class A and Class I shares. Reference is made to “Portfolio Management—Distributor” in the Prospectus for certain information with respect to the Distribution Plans.

Under the Class B and Class C Plans, the Distributor may receive payments from each Portfolio at the annual rate of 0.65% of the average daily net assets of each Portfolio’s Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. In addition to distribution payments by the Portfolios, the Distributor may receive distribution payments from the Underlying Funds of up to 0.10% and account maintenance fees of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to ACS or certain securities firms for providing account maintenance services.

Continuance of the Distribution Plans with respect to the Portfolios is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the “Independent Directors”). A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of that Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Fund shall be committed to the discretion of the Independent Directors. In their consideration of the Distribution Plans with respect to a Portfolio, the Directors must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.

It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor’s distribution costs as described above.

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The following table sets forth the distribution and service fees the Distributor received from the Portfolios for the fiscal years ended October 31, 2015, 2014 and 2013.

Distribution And Service Fees

	2015
Portfolio	Class B	Class C
Focused Multi-Asset Strategy Portfolio	$191,525	$749,645
Focused Balanced Strategy Portfolio	$112,926	$419,441

	2014
Portfolio	Class B	Class C
Focused Multi-Asset Strategy Portfolio	$236,865	$831,322
Focused Balanced Strategy Portfolio	$131,070	$445,524

	2013
Portfolio	Class B	Class C
Focused Multi-Asset Strategy Portfolio	$298,831	$903,618
Focused Balanced Strategy Portfolio	$135,497	$426,462

During the fiscal year ended October 31, 2015, the Distributor incurred the following expenses in connection with its distribution of the Portfolios’ shares:

Focused Balanced Strategy Portfolio	Class A	Class B	Class C
Compensation to sales personnel	—	$7,496	$14,086
Compensation to broker-dealers*	—	$181,209	$298,763
Advertising	—	$1,071	$3,957
Printing and mailing of prospectuses to other than current shareholders	—	$293	$1,087
Other Expenses#	—	$16,664	$24,977
Total	—	$206,733	$342,870

Focused Multi Asset Strategy Portfolio	Class A	Class B	Class C
Compensation to sales personnel	—	$10,753	$13,032
Compensation to broker-dealers*	—	$141,166	$540,478
Advertising	—	$1,822	$7,102
Printing and mailing of prospectuses to other than current shareholders	—	$499	$1,942
Other Expenses#	—	$18,762	$33,881
Total	—	$173,002	$596,435

*	For Class B and Class C shares, these amounts include advance commissions paid out to broker-dealers, if any.
#	Other Expenses include miscellaneous printing and marketing overhead expenses.

Payments to Financial Institutions

As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to Financial Institutions, including certain broker-dealers within the Advisor Group, Inc. and VALIC, affiliates of SunAmerica, other than the standard dealer concessions listed under “Calculation of Sales Charges” in the Prospectus, or the distribution or service fees that may be made by the Distributor to Financial Institutions pursuant to the Distribution Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate (made by the Distributor to broker-dealers in connection with distribution-related or accountant maintenance services under the Distribution Plans), or in the form of other “revenue sharing” payments that may be paid to Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

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The Distributor, SunAmerica and their affiliates make revenue sharing payments to Financial Institutions that generally range from 0.03% to 0.40% of Fund assets serviced and maintained by the Financial Institution and/or from 0.05% to 0.25% of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of the Portfolio on a Financial Institution’s platform, for inclusion on a Financial Institution’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs.

The list below includes the names of the Financial Institutions that received revenue sharing payments in connection with distribution-related or other services provided to the Portfolios in the calendar year ended December 31, 2015. This list is subject to change and the Distributor, SunAmerica, or their affiliates may, from time to time revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Institutions that are not presently listed below.

Advisor Group

Ameriprise Financial

Charles Schwab & Co.

CUSO Financial Services L.P.

First Clearing Corp

LPL Financial

Merrill Lynch

Morgan Stanley Wealth Management

National Financial Services/Fidelity Services

Oppenheimer & Co.

Raymond James & Associates

RBC Wealth Management

Robert W. Baird

Stifel, Nicolaus & Co, Inc.

TD Ameritrade Trust Company

UBS Financial Services

VALIC Financial Advisors

Vanguard Group

Wells Fargo Advisors

These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Portfolio over another investment. Ask your salesperson or visit your Financial Institution’s website for more information.

In addition to the dealer concessions and the Distribution Plan and revenue sharing payments described above and in the Prospectus, the Portfolios, Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above and from the fees paid by the Funds to SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”), an affiliate of SunAmerica, to the Transfer Agent or to the Distributor pursuant to the Class I Service Agreement and to SunAmerica pursuant to the Administrative Services Agreement.

The Servicing Agent

The Fund has entered into a service agreement (the “Service Agreement”), under the terms of which SAFS acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of each of the Portfolios. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. SAFS compensates State Street, and its affiliate, Boston Financial Data Services ((“BFDS”) and, with State Street, the “Transfer Agent”) for providing services to the Portfolio. For further information regarding the Transfer Agent, see the section entitled “Additional Information” below.

The Servicing Agent assists the Portfolios’ transfer agent in providing shareholder services. Pursuant to a Service Agreement, the Servicing Agent, a SunAmerica affiliate, receives reimbursements from the Portfolios of its costs, which include all direct transfer agency fees and out-of-pocket expenses.

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For further information regarding the Transfer Agent, see the section entitled “Additional Information” below.

The Service Agreement dated January 1, 1999, as amended from time to time, continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Directors including a majority of the Disinterested Directors.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility. The Fund has adopted policies and procedures for the voting of proxies relating to Portfolio securities (the “Policies”). The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent. The Policies enable the Fund to vote proxies in a manner consistent with the best interests of the Fund and the Fund’s shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Fund proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person with respect to SunAmerica who oversees subadvisers (with respect to Portfolios, the investment discretion over which is delegated to a subadviser) or their designees.

The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Fund with certain other responsibilities including recordkeeping of proxy votes.

The Fund is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities or otherwise advance a particular agenda. The Fund generally will abstain on “social issue proposals.”

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board had determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Portfolio. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s shareholders.

Examples of the Fund’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Fund’s voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•	Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);

•	Vote on a case-by-case basis regarding merger and acquisition matters;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;*

*	The Board has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Portfolios retain a particular security. That is, the Portfolios will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the Portfolios will make a determination to retain or sell a security based on whether the index retains or deletes the security.

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•	Not vote proxies for securities that are out on loan;**

•	Vote on a case-by-case basis on equity compensation plan.

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the policies or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of the Fund’s shareholders and the interest of SunAmerica, the Fund’s principal underwriter, or one of SunAmerica’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Disinterested Director, time permitting, before casting the vote to ensure that the Fund vote in the best interest of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Portfolios. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Fund. The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov, or can be obtained, without charge, upon request, by calling 800-858-8850.

Board Reporting. The Portfolios’ Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Portfolio’s portfolio holdings information has been publicly disclosed, it is the Portfolios’ policy that their portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing such information, subject to certain other conditions described below or as set forth in the Portfolios’ policy.

The Portfolios’ complete portfolio holdings are publicly available via SEC filings made by the Portfolios on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolios’ fiscal quarter.

Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by the Adviser’s Legal Department. The Portfolio and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Portfolio’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance departments of the Adviser. The Portfolio’s Chief Compliance Officer or the Adviser’s Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and they determine that no material conflicts between the Portfolio’s shareholders and the Portfolio’s affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Portfolios’ operation or is in the Portfolio’s best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Portfolio for any reason.

**	The Boards of the SunAmerica funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the investment adviser and/or subadviser to a Portfolio determines that a proxy vote is materially important to the Portfolio’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

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Non-public holdings information may be provided to the Portfolios’ service providers on an as-needed basis in connection with the services provided to the Portfolios by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Portfolios’ holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Portfolios. Portfolio holdings information may also be provided to the Board. The entities to whom the Portfolios’ provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Portfolios as required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Portfolios and the purpose for such disclosure.

Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Portfolios’ holdings:

1.	PricewaterhouseCoopers LLP (“PwC”). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. PwC does not disclose to third parties information regarding the Portfolios’ holdings.

2.	Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information in connection with the tax services it provides to the Funds. E&Y does not disclose to third parties information regarding the Funds’ holdings.

3.	State Street. State Street, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. State Street does not disclose or release information regarding the Portfolios’ holdings except as instructed by the Portfolios.

4.	Lipper, Inc. (“Lipper”). Lipper is provided with the entire portfolio holdings information for each Fund on a monthly basis. This information is disclosed approximately thirty (30) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Lipper subscribers approximately thirty (30) days after the receipt of information from the Portfolio.

5.	Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service where certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge. Information regarding the Portfolios is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s Morningstar Direct product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

6.	Bloomberg LLP (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

7.	Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information within sixty (60) days after each Portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

8.	Investment Company Institute (“ICI”). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio’s holding information publicly.

9.	Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days after the month end. Diligent services the website of the retail funds advised by SunAmerica. Diligent also hosts the Board’s online meeting materials.

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11.	Marketing Firms. Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, PrimeLook, Inc., Royal Impressions, Wilmedia and JDP Marketing Services with portfolio holding information. Depending on the Portfolios and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Portfolios or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Portfolios’ portfolio holdings information and are subject to confidentiality provisions in our agreements with them. Stan Adler Associates, Media Door, LLC and Wilson Media.

12.	Institutional Shareholder Services (“ISS”). ISS downloads portfolio information as needed (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used for the purposes of voting proxies on behalf of each Portfolio, evaluating the Portfolio’s eligibility for participating in, and filing proofs of claim on behalf of, the Portfolio in securities class action lawsuits. ISS does not publicly disclose the information except as may be required when filing a proof of claim in connection with a Portfolio’s participation in a securities class action lawsuit. SunAmerica’s contract with ISS includes confidentiality disclosure.

13.	SunAmerica Retirement Markets, Inc. (“SARM”). SARM, an affiliate of SunAmerica, is provided with portfolio information, as needed, in order to facilitate marketing-related support services with respect to the Portfolios.

Certain other information concerning a Portfolio’s portfolio described below may also be disclosed prior to the public dissemination of the Portfolio’s portfolio holdings, provided that: (i) the information has been made available to all shareholders of the applicable Portfolio (e.g., the information has been mailed to shareholders) and/or (ii) the information has been posted on the Portfolio’s website, including where there is a prominent link on the website to such information (e.g., links to fund fact sheets, brochures or other marketing pieces that may contain identifiable holdings information).

1. Asset Class Information. Asset class information (e.g., equity, fixed income, currency or commodities) and the total percentage of the Portfolio held in each asset class;

2. Sector or Geographic Information. Sector information (e.g., technology, financials, industrials) or geographic information (e.g., non-U.S., U.S., or country-specific allocations) and the total percentage of the Portfolio held in each sector or geographic region/country;

3. Impact of Portfolio Allocation Information. Impact of asset class, sector or geographic information, including contributors/detractors to the Portfolio’s performance; provided, however, that when actual portfolio holdings are named, disclosure of these holdings must be consistent with sections 1 or 2 above; and

4. General Portfolio Characteristics. General portfolio characteristics of the Portfolio, including, but not limited to, total number of stocks held by the Portfolio, average market capitalization and return on equity.

Other data regarding a Portfolio’s portfolio may also be distributed prior to public dissemination of the Portfolio’s portfolio holdings, provided that (a) such data does not identify any specific portfolio holding and (b) the Portfolio’s specific portfolio holdings cannot be derived from such data. Examples of permitted data include, but are not limited to, total net assets, number of holdings, market capitalization, P/E ratio, R2 and beta.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The investment advisers to the Underlying Funds are responsible for decisions to buy and sell securities for the Underlying Funds and for the selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, a brokerage affiliate of SunAmerica.

In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration of an investment adviser to an Underlying Fund in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the adviser may select broker-dealers that provide it with

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research services-analyses and reports concerning issuers, industries, securities, economic factors and trends-and may cause the Underlying Funds to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.

For more information about the brokerage practices of the Underlying Funds and for information regarding brokerage commissions paid by the Underlying Funds, see their prospectuses and statements of additional information.

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the Shareholder Account Information section of the Portfolios’ Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of a Portfolio, an open account will be established under which shares of such Portfolio and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent. Shareholders will not be issued certificates. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850, ext. 5125.

Shareholders who have met the Portfolio’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels. At the shareholder’s election, such purchases may be made from his or her bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of each of the Portfolios are sold at the respective NAV next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or (ii) may be deferred (Class B and C shares and purchases of Class A shares in excess of $1 million). Class II shares, now designated as Class C shares, had elements of a sales charge that is both imposed at the time of purchase and deferred prior to their redesignation. Class I is not subject to any sales charge. Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of shares of the Portfolios.

The following tables set forth the front-end sales concessions with respect to Class A shares of each Portfolio, the amount of the front-end sales concessions reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class C shares of each Portfolio, received by the Distributor for the fiscal years ended October 31, 2015, 2014 and 2013.

2015

Portfolio	Front-End Sales Concessions— Class A	Amount Reallowed to Affiliated Broker- Dealers Class A	Amount Reallowed to Non- Affiliated Broker- Dealers Class A	Contingent Deferred Sales Charge— Class A Shares	Contingent Deferred Sales Charge— Class B Shares	Contingent Deferred Sales Charge— Class C Shares
Focused Multi-Asset Strategy Portfolio	$189,567	$78,727	$82,652	$5,280	$18,995	$3,362
Focused Balanced Strategy Portfolio	$163,769	$68,958	$69,772	$933	$29,704	$3,462

2014

Portfolio	Front-End Sales Concessions— Class A	Amount Reallowed to Affiliated Broker- Dealers Class A	Amount Reallowed to Non- Affiliated Broker- Dealers Class A	Contingent Deferred Sales Charge— Class A Shares	Contingent Deferred Sales Charge— Class B Shares	Contingent Deferred Sales Charge— Class C Shares
Focused Multi-Asset Strategy Portfolio	$254,521	$120,148	$96,296	$905	$32,406	$4,029
Focused Balanced Strategy Portfolio	$160,375	$65,456	$70,301	$377	$28,217	$3,345

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2013

Portfolio	Front-End Sales Concessions— Class A	Amount Reallowed to Affiliated Broker- Dealers Class A	Amount Reallowed to Non- Affiliated Broker- Dealers Class A	Contingent Deferred Sales Charge— Class A Shares	Contingent Deferred Sales Charge— Class B Shares	Contingent Deferred Sales Charge— Class C Shares
Focused Multi-Asset Strategy Portfolio	$245,800	$100,930	$108,545	$922	$77,257	$7,162
Focused Balanced Strategy Portfolio	$152,960	$76,730	$53,556	$372	$32,434	$2,991

Contingent Deferred Sales Charges (“CDSCs”) Applicable to Class B Shares. Class B shares purchased (other than through the reinvestment of dividends and distributions, which are not subject to the CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.

Waiver of CDSCs. As discussed under “Shareholder Account Information” in the Prospectus, CDSCs may be waived on redemptions of Class B shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.

Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions . CDSCs may be waived on taxable distributions to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SAFS serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

Systematic Withdrawal Plan. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. All dividends and capital gains distributions must be reinvested.

Purchases through the Distributor

An investor may purchase shares of a Portfolio through dealers which have entered into selected dealer agreements with the Distributor. An investor’s dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Portfolio. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (“NYSE”) that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Portfolio will not be responsible for delays caused by dealers.

Purchase by Check

Checks should be made payable to the specific Portfolio or payable to SunAmerica Mutual Funds. A personal check for an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186 and the shareholder’s account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face

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value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Portfolio at the NAV next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See “Shareholder Account Information” in the Prospectus.)

Purchase by Federal Funds Wire

An investor may make purchases by having his or her bank wire federal funds to the Portfolios’ Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Portfolio and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined NAV if received at or prior to a Portfolio’s close of business, plus any applicable sales charge. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

1.	You must have an existing SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (816) 218-0519.

2.	Call SAFS’ Shareholder Services, toll free at (800) 858-8850, to obtain your new account number.

3.	Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0 110-00028; DDA# 99029712, SunAmerica [name of Portfolio, Class] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by employer sponsored retirement plans that offer the Portfolio(s) as an investment vehicle, including qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, and other pension, educational and profit-sharing plans, but not IRAs. Further, the sales charge is waived with respect to shares purchased by “advisory accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment; provided the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis. Shares are offered at NAV to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A Shares only). As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of a Portfolio may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

Combined Purchase Privilege. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Portfolio shares into a single transaction:

1. an individual, or a “company” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

2. an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

3. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

4. tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

5. employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

6. group purchases as described below.

A combined purchase currently may also include shares of other funds in the SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

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Rights of Accumulation. A purchaser of shares of the Portfolios may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of a Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder’s dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent which is set forth in the New Account Application, establishes a total investment goal in Class A shares of one or more Portfolios or of other funds advised by the Adviser which impose a sales charge at the time of purchase to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Portfolio, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction, provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

The Letter of Intent does not obligate the investor to purchase, nor the Portfolio to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under “Rights of Accumulation,” but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Portfolios purchased after the date that the original Letter of Intent went into effect and during the previous 30-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.

Reduced Sales Charge for Group Purchases. Members of qualified groups may purchase Class A shares of the Portfolios under the combined purchase privilege as described above.

To receive a rate based on combined purchases, group members must purchase Class A shares of a Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Portfolio’s shares are made at the public offering price based on the NAV next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer at least annually access to the group’s membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during

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the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group that meets the requirements stated above and is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary. For example, a qualified group could consist of a trade association that would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Portfolio’s shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of a Portfolio at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Portfolio shares.

If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part, by a distribution in kind of securities from a Portfolio in lieu of cash. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing the Portfolios’ securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the NAV per share of the applicable class of shares of a Portfolio next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Portfolios’ close of business will be priced based on the next business day’s close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

EXCHANGE PRIVILEGE

Shareholders in the Portfolios may exchange their shares for the same class of shares of any other Portfolio or other funds distributed by ACS, except the SunAmerica Senior Floating Rate Fund (where shareholders may only exchange Class A shares of the fund for Class A shares of any other fund distributed by ACS), that offer such class at the respective net asset value per share.

Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $50 and there is no fee for exchanges made. All exchanges can be affected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850, extension 5125.

If a shareholder acquires Class A shares through an exchange from another SAMF where the original purchase of such fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class B or Class C shares through an exchange from another SAMF will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the

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exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

Because excessive trading (including short-term “market timing” trading) can hurt a Portfolio’s performance, each Portfolio may refuse any exchange sell order: (1) if it appears to be a market timing transaction involving a significant portion of a Portfolio’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, a Portfolio reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchange may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio’s assets. In particular, a pattern of excessive exchanges that coincide with a ‘market timing’ strategy may be disruptive to the Portfolio and may therefore be refused.

Exchanging between Share Classes of the same Portfolio

In connection with advisory fee-based investment programs (“Programs”) sponsored by certain Financial Institutions, and subject to the conditions set forth below, shareholders may exchange their Class C shares of a Portfolio into Class A shares of the same Portfolio. These transactions will be processed as an exchange of the shares you currently hold for shares in the new class. Shareholders exchanging into the new class must meet the eligibility requirements for such class, as described in the prospectus.

These exchanges are generally only available for shareholders who hold shares through accounts with Financial Institutions and who are entering a Program with such Financial Institution. Please contact your Financial Institution for additional information concerning these types of exchanges, including whether they are available for your account.

Exchanging Class C shares for Class A shares - Shareholders that are part of a Program may exchange their Class C shares of a Portfolio held at the Financial Institution sponsoring the Program for Class A shares of the same Portfolio to be held in the Program. Only Class C shares that are no longer subject to a CDSC (i.e., that are held longer than twelve months) are eligible for exchange to Class A shares.

An exchange of shares you currently hold in one class of a Portfolio for shares in another class of the same Portfolio will generally not constitute a taxable transaction for federal income tax purposes. Shareholders should, however, consult with their tax adviser regarding the state and local tax consequences of this type of an exchange of shares.

A Portfolio may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Portfolios at all times also reserve the right to restrict, or reject any exchange transactions, for any reason, without notice.

DETERMINATION OF NET ASSET VALUE

Shares of each class of each Portfolio are valued at least daily as of the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time). Each Portfolio calculates the NAV of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading. Each Portfolio relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such sources, technological issues or otherwise.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary

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market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Portfolio’s shares, and a Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Portfolios use an outside pricing service to provide closing market prices and information used for adjusting those prices.

Bonds, debentures and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Investments in registered investment companies that do not trade on an exchange are valued at the end of the day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement prices established by the exchange upon which they trade reported by a Board-approved pricing service. Options contracts traded on national securities exchanges are valued at the mean of the last bid and ask price reported by a Board-approved pricing service as of the close of the exchange on which they are traded. Options contracts traded over the counter will be valued based upon the average of quotations received from at least two brokers in such securities or currencies. Forward contracts are valued at the 4:00 p.m. Eastern Time forward rate.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market that may be either a securities exchange or OTC market.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Portfolios, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Portfolios intend to distribute to the registered holders of its shares substantially all of their respective net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. The Portfolios intend to distribute any net long-term capital gains in excess of any net short-term capital losses from the sale of assets. The current policy of the Focused Balanced Strategy Portfolio is to declare and pay investment income dividends, if any, quarterly. The current policy of the Focused Multi-Asset Strategy Portfolio is to declare and pay investment income dividends, if any, annually. The Portfolios intend to pay net capital gains, if any, annually. Each of the Portfolios reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. In determining amounts of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. Distributions will be paid in additional shares of the applicable Portfolio based on the NAV at the close of business on the ex-dividend or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the applicable Portfolio at least five business days prior to the payment date to receive such distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

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As of October 31, 2015, for federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which are available to offset future capital gains, if any:

	Capital Loss Carryforward@	Unlimited†
Focused Multi-Asset Strategy*	$179,907,134	—
Focused Balanced Strategy*	$46,091,166	—

*	The capital loss carry forwards include realized capital losses from the acquisition of other funds. Certain losses may be subject to annual limitations imposed by the Code. Therefore, it is possible that not all of the capital losses will be available for use.

@	To the extent not yet utilized, such losses will be available to each of the Portfolios to offset future capital gains from 2016 to 2018. Capital loss carry forwards generated in taxable years beginning after 2010 will not be subject to expiration.

†	On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

Taxes. The following is intended to be a general summary of certain U.S. Federal income tax consequences of investing in a Portfolio. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in a Portfolio. This summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

A reference to “the Portfolio,” when the statement relates to the Portfolio’s investments, should be read as “the Portfolio or an Underlying Fund,” as appropriate. Each Portfolio is qualified, and intends to remain qualified and elect to be taxed as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, each Portfolio generally must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of a Portfolio’s assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% the value of a Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or in any two or more issuers of which the Portfolio owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Portfolio will not be subject to U.S. Federal income tax on ordinary income and net capital gains which are distributed as dividends or capital gains distributions to shareholders provided that such Portfolio distributes to shareholders at least 90% of its “investment company taxable income” for the taxable year and 90% of its net tax-exempt interest income, if any, for the taxable year. Each Portfolio intends to distribute sufficient income to meet this qualification requirement.

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Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Portfolio must distribute during each calendar year the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its capital gain net income, i.e., net long-term capital gains in excess of its short-term capital losses, for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gain net income for the preceding years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it is actually paid during such year. Additionally, a distribution will be treated as paid on December 31 of a calendar year if it is declared by a distributing Portfolio in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by that Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31 in the calendar year in which such dividend is declared, rather than on the date on which the distributions are actually received. If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt interest and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as “qualified dividend income” in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Capital losses incurred by a Portfolio cannot be offset against short-term capital gains incurred by an Underlying Fund.

If a Portfolio is held through a qualified retirement plan entitled to tax-exempt treatment for U.S. Federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax adviser regarding the tax treatment of distributions (which may include amounts attributable to Portfolio distributions) which may be taxable when distributed from the retirement plan.

Distributions of net ordinary investment income and short-term capital gains (“ordinary income dividends”) are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from a Portfolio that will be eligible for the dividends-received deduction for corporations will be determined on the basis of the amount of the Portfolio’s gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts (“REITs”), and will be reported as such to shareholders. Distributions of net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, that a Portfolio reports as capital gains are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned shares. The maximum capital gains rate for individuals is 15% for individuals with incomes below approximately $415,000 ($465,000 if married filing jointly), thresholds adjust annually for inflation, and 20% for individuals with any income above those amounts that is capital gain. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

A portion of each Portfolio’s distributions may be treated as “qualified dividend income,” taxable to individuals at the rates applicable to long-term capital gains for individuals, as described above. A distribution is treated as qualified dividend income to the extent that the Portfolio receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Portfolio and the shareholder. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Portfolio to an individual in a particular taxable year if 95% or more of the Portfolio’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Portfolio; or (ii) the portion of the regular dividends paid by the Portfolio to an individual in a particular taxable year that is attributable to qualified dividend income received by the Portfolio in that taxable year if such qualified dividend income accounts for less than 95% of the Portfolio’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Portfolio from U.S. corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States or the stock of which is readily tradable on an established

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securities market in the United States) which are not passive foreign investment companies (“PFICs”). Dividend income will not be treated as qualified dividend income unless the Portfolio satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Portfolio from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Portfolio dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income. To the extent the Portfolio’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

If a Portfolio retains for investment an amount equal to all or a portion of its net capital gains, it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, a Portfolio will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Portfolio upon filing appropriate returns or claims for refund with the IRS.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Portfolio’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in its shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds its shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Portfolio distributions from amounts other than current or accumulated earnings and profits will be treated as returns of capital for federal income tax purposes and will reduce your basis in your shares, with any distributed amount that exceeds your remaining basis constituting capital gain to you. Portfolio distributions in excess of a Portfolio’s minimum distribution requirements but not in excess of the Portfolio’s remaining earnings and profits will not be returns of capital but will be taxable dividends to shareholders. A Portfolio’s capital loss carryovers, if any, from the pre-2011 taxable years will not reduce current earnings and profits even if the Portfolio’s current year distribution requirement is offset by such carryovers.

Because each Portfolio is expected to invest in an Underlying Fund, a Portfolio’s realized losses on sales of shares of an Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by an Underlying Fund will be recognized as ordinary income by a Portfolio and would not be offset by the Portfolio’s capital loss carryforwards if any. Capital loss carryforwards of an Underlying Fund, if any, would not offset net capital gains of a Portfolio. Each of these effects is caused by each Portfolio’s expected investment in an Underlying Fund and may result in distributions to Portfolio shareholders being of higher magnitudes and less likely to qualify for lower capital gain tax rates than if the Portfolio were to invest otherwise.

Investors considering buying shares just prior to the record date for a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such

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stock. Accordingly, in order to satisfy its income distribution requirements, a Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Upon a sale or exchange of its shares, a shareholder will recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale or exchange and the shareholder’s adjusted tax basis in the shares. Except as discussed below, the amount of any CDSC will reduce the amount realized for purposes of determining gain or loss. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year, and at long-term capital gain rates (described above) if such shares were held for more than one year. In the case of a corporation, all capital gain will be taxable at the same rates as ordinary income to the corporation. For both individuals and corporations, any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares of a Portfolio held for six months or less, however, will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to its shares, and, to the extent not disallowed, will be treated as long-term capital loss to the extent of any long-term capital gains distribution, and any undistributed capital gains included in income by such shareholder with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of a Portfolio will be disallowed if other shares of such Portfolio are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of a Portfolio may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Portfolio are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares and is added to the basis of the new shares.

A Portfolio’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Portfolio, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased on or after January 1, 2012.

Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio’s assets to be invested in various countries is not known. If more than 50% in value of a Portfolio’s total assets at the close of its taxable year consists of securities of foreign corporations or shares of Underlying Funds that Portfolio will be eligible to file an election with the IRS pursuant to which shareholders of that Portfolio will be required to include (in addition to taxable dividends actually received) their proportionate share of such foreign taxes paid by such Portfolio or by Underlying Funds who have also made the election, in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations and the Portfolio and the shareholders satisfying certain holding period requirements, use them as foreign tax credits against their U.S. Federal income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Of course, certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in a Portfolio. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Portfolio’s election described in this paragraph but will not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. If a Portfolio receives a refund of foreign taxes previously passed through as a credit to shareholders, this may result in a reduction of current year foreign taxes available for pass through or in a portfolio payment to the IRS in lieu of such reduction.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss. These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of a Portfolio’s investment company taxable income available to be distributed to its shareholders as ordinary income.

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In certain cases, a Portfolio may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

The Code includes special rules applicable to listed non-equity options, regulated futures contracts, and listed options on futures contracts which a Portfolio may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a taxable year, generally are required to be treated as sold at market value on the last business day of such fiscal year for U.S. Federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options written by such Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in over-the-counter options purchased by such Portfolio generally has the same character as the property to which the option relates has in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term capital gain or loss depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

A substantial portion of the Portfolios’ transactions in options, futures contracts and options on futures contracts, particularly their hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle, at least one (but not all) of the positions of which is a Section 1256 contract, would constitute a “mixed straddle” under the Code. The Code generally provides special rules with respect to straddles, such as (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrecognized gain in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules which may terminate the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain capital losses from short-term to long-term, and (iv) “conversion transaction” rules which recharacterize all or a portion of capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain if a Portfolio makes a “constructive sale” of an appreciated financial position. A Portfolio generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Under the “wash sale” rules, a Portfolio may not recognize a loss from the sale of a security where a substantially identical security is (or has been) acquired, or the Portfolio enters into a contract or option to purchase such substantially identical security,

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within the period beginning 30 days before and ending 30 days after the sale. Wash sales may occur based on a Portfolio’s interests in the Underlying Funds.

Certain types of income received by the Portfolio from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as “excess inclusion income.” To Portfolio shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain “disqualified organizations” as defined by the Code are Portfolio shareholders. If a charitable remainder annuity trust or charitable remainder unitrust (each as defined in Code Section 664) has UBTI for a tax year, a 100% excise tax on the UBTI is imposed on the trust.

The Portfolios may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Portfolio and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by a Portfolio in a taxable year may not be represented by cash income, a Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders. If a Portfolio holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Portfolio’s taxable year, and the Portfolio satisfies the minimum distribution requirement, the Portfolio may elect for U.S. Federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Portfolio for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the Portfolio were to make an election, a shareholder of the Portfolio would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

If the Portfolio purchases shares in PFICs, it may be subject to U.S. Federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains. If the Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, the Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Portfolio and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Portfolio may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. The Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

The Portfolios may be required to withhold U.S. Federal income tax at the rate of 28% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld generally may be credited against a shareholder’s U.S. Federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Any distributions of net investment income or short-term capital gains made to a foreign shareholder will generally be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder). In general, U.S. Federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Portfolio. For foreign shareholders of a Portfolio, a distribution attributable to the Portfolio’s sale or exchange of U.S. real property or of a REIT or other U.S. real property holding corporation will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of the Portfolio’s assets is invested in REITs and other U.S. real property holding corporations and if the foreign

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shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of the Portfolio’s assets are invested in REITs and other U.S. real property holding corporations.

The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding the Portfolio’s participation in a wash sale transaction or its payment of a substitute dividend.

Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Portfolio’s “qualified net interest income” (generally, the Portfolio’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Portfolio’s “qualified short-term capital gains” (generally, the excess of the Portfolio’s net short-term capital gain, including any short-term gain dividend received from an Underlying Fund, over the Portfolio’s long-term capital loss for such taxable year). However, depending on its circumstances, the Portfolio may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Distributions that a Portfolio reports as “short-term capital gains dividends” or “long-term capital gains dividends” may not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the foreign shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one-year period ending on the date of distribution. Such distributions will be subject to 30% withholding by the Portfolio and will be treated as ordinary dividends to the foreign shareholder.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described here. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio, including the applicability of foreign taxes.

Shares of a Portfolio held by a non-U.S. shareholder at death will be considered situated in the United States and subject to the U.S. estate tax, if applicable.

A 30% withholding tax is currently imposed on dividends paid and will be imposed on redemption proceeds paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information.

Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of Portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly), and of estates and trusts.

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Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

In the event that a Portfolio were to experience an ownership change as defined under the Code, the Portfolio’s loss carryforwards, if any, may be subject to limitation.

The foregoing is a general and abbreviated summary of the applicable U.S. Federal income tax provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state, local, and foreign taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in a Portfolio. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

RETIREMENT PLANS

Shares of a Portfolio may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Portfolio through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of Shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Portfolio may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts (“IRA”). Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (“SARSEP”). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (“SIMPLE IRA”). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code in 2016, unmarried individuals with adjusted gross income of up to $117,000, and married couples who file a joint return and have joint adjusted gross income of up to $184,000, may contribute up to the maximum amount allowed to a Roth IRA. The maximum allowed contribution phases out above such amounts. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

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Coverdell Education Savings Accounts. Coverdell Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code in 2016, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000 may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18. The $2,000 annual limit is phased out for unmarried individuals with adjusted gross income between $95,001 and $110,000, and for married individuals who file a joint return and have joint adjusted gross income between $190,001 and $220,000. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

Individual(k). The Individual(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual(k) generally allows for an employer contribution of up to 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402(g). In addition, because of its smaller size, the Individual(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

DESCRIPTION OF SHARES

Ownership of the Fund is represented by shares of common stock. The total number of shares that the Fund has authority to issue is three billion (3,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to three hundred thousand dollars ($300,000.00).

Currently, six investment portfolios of the Fund have been authorized pursuant to the Fund’s Articles of Incorporation (the “Articles”). Two of such Portfolios are offered through this SAI. The Focused Balanced Strategy Portfolio and the Focused Multi Asset Strategy Portfolio have been divided into four classes of shares, designated as Class A, Class B, Class C and Class I. The Directors may authorize the creation of additional series of shares so as to be able to offer to investors additional investment funds within the Fund that would operate independently from the Fund’s current series, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Fund’s shares represents the interests of the shareholders of that series in a particular series of Fund assets. In the future, the Directors may authorize the creation of additional classes of shares, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Fund. In addition, the Directors may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All classes of shares will vote with respect to certain matters, such as election of Directors. When all Portfolios are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolios’ policies, only shareholders of the Portfolio affected by the matter may be entitled to vote.

The classes of shares of a given Portfolio are identical in all respects, except that: (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class A shares may be subject to an initial sales charge or a CDSC in certain circumstances; (iii) Class B shares are subject to a CDSC and a distribution fee; (iv) Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B shares; (v) Class C shares are subject to a distribution fee and a CDSC, (vi) Class I shares are not subject to any sales charges or distribution fees; (vii) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan; and (viii) each class of shares will be exchangeable into the same class of shares of any other fund of the Fund or other SAMFs that offer that class All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares have no conversion rights, except as described above.

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The Articles provide, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940 Act) that no Director or officer of the Fund shall be personally liable to the Fund or to stockholders for money damages. The Articles provide that the Fund shall indemnify: (i) the Directors and officers, whether serving the Fund or its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law; and (ii) other employees and agents to such extent as shall be authorized by the Board or the Fund’s By-laws and be permitted by law. The duration of the Fund shall be perpetual.

ADDITIONAL INFORMATION

Computation of Offering Price Per Share. The following is the offering price calculation for each Class of shares of the Portfolios, based on the value of each Portfolio’s net assets and number of shares outstanding on October 31, 2015.

There are no sales charges for Class I shares and therefore the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding.

Focused Multi-Asset Strategy Portfolio
	Class A	Class B	Class C	Class I
Net Assets	$165,216,240	$26,434,563	$105,928,266	$331,199
Number of Shares Outstanding	10,327,500	1,664,621	6,670,042	20,719
Net Asset Value Per Share (net assets divided by number of shares)	$16.00	$15.88	$15.88	$15.99
Sales charge for Class A Shares 5.75% of offering price (6.10% of net asset value per share)*:	0.98	—	—	—
Offering Price	$16.98	—	—	—

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

Focused Balanced Strategy Portfolio
	Class A	Class B	Class C	Class I
Net Assets	$85,144,606	$15,704,041	$60,072,674	$525,975
Number of Shares Outstanding	5,519,402	1,027,007	3,913,854	34,028
Net Asset Value Per Share (net assets divided by number of shares)	$15.43	$15.29	$15.35	$15.46
Sales charge for Class A Shares 5.75% of offering price (6.10% of net asset value per share)*:	0.94	—	—	—
Offering Price	$16.37	—	—	—

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

Reports to Shareholders. The Fund sends audited Annual and unaudited Semi-Annual reports to shareholders of each of the Portfolios. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with a Portfolio to confirm transactions in the account.

Custodian and Transfer Agent. State Street Bank and Trust Co., One Lincoln Street, Boston, MA 02111, serves as Custodian and Transfer Agent for the Portfolios and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer Agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street. SAFS, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, acts as a servicing agent assisting State Street in connection with certain services offered to the shareholders of each of the Portfolios.

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Independent Registered Public Accounting Firm. PricewaterhouseCoopers, LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002, has been selected to serve as the Fund’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Fund.

Legal Counsel. The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Fund.

FINANCIAL STATEMENTS

The Fund’s audited financial statements are incorporated in this SAI by reference to its 2015 annual report to shareholders. You may request a copy of the annual and semi-annual reports of the Portfolios or Underlying SunAmerica Funds at no charge by calling (800) 858-8850 or writing the Portfolios at SunAmerica Fund Services, Inc., Mutual Fund Operations, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311 or by visiting our website at www.safunds.com.

49

APPENDIX

DESCRIPTION OF CREDIT RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

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The issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

I. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligator’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

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C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

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B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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Focused

Dividend Strategy II Portfolio

Prospectus

2016

www.safunds.com

THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS.

Privacy Statement

SunAmerica collects nonpublic personal information about you from the following sources:

•    Information we receive from you on applications or other forms; and

•    Information about your SunAmerica mutual funds transactions with us or others, including your financial adviser.

SunAmerica will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

•    SunAmerica receives your prior written consent;

•    SunAmerica believes the recipient is your authorized representative;

•    SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or

•    SunAmerica is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, SunAmerica will adhere to the privacy policies and practices as described in this notice.

SunAmerica restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

Filed Pursuant to Rule 497(c)
Registration No. 333-11283

February 29, 2016        PROSPECTUS

SUNAMERICA SERIES, INC.

Focused Dividend Strategy II Portfolio

Class	Focused Dividend Strategy II Portfolio: Ticker Symbols
A Shares	FDDAX*
C Shares	FDDCX*
W Shares	FDDWX*

*	The shares of the Focused Dividend Strategy II Portfolio are not offered for sale as of the date of this Prospectus.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Portfolio Highlights: Focused Dividend Strategy II Portfolio

INVESTMENT GOAL

The investment goal of the Focused Dividend Strategy II Portfolio (the “Portfolio”) is total return (including capital appreciation and current income).

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on pages 6-8 of the Portfolio’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 44-45 of the Portfolio’s statement of additional information (“SAI”).

	Class A	Class C	Class W
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred sales Charge (Load) (as a percentage of the lesser of the amount redeemed or the original purchase cost)(1)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Maximum Account Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	—
Other Expenses(2)	0.52%	0.59%	0.94%

Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement	1.47%	2.19%	1.54%
Fee Waiver and/or Expense Reimbursement(3)(4)	0.22%	0.29%	0.49%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)(4)	1.25%	1.90%	1.05%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 6-8 of the Prospectus for more information about the CDSCs.
(2)	“Other expenses” are based on estimated amounts for the current fiscal year.
(3)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.25%, 1.90% and 1.05% for Class A, Class C and Class W shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Portfolio’s business. This Agreement will continue in effect indefinitely, unless terminated by the Board of Directors, including a majority of the independent directors of the Board that are not “interested persons” of the Portfolio as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”).
(4)	Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver and/or reimbursement occurred.

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Portfolio Highlights: Focused Dividend Strategy II Portfolio

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Year
Focused Dividend Strategy II Portfolio
Class A Shares	$695	$949
Class C Shares	293	597
Class W Shares	107	334

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Year
Focused Dividend Strategy II Portfolio
Class A Shares	$695	$949
Class C Shares	193	597
Class W Shares	107	334

PORTFOLIO TURNOVER:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the fiscal year ended October 31, 2015, the Portfolio’s portfolio turnover rate was 4% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE PORTFOLIO

The Portfolio’s principal investment strategy is value. The value oriented philosophy to which the Portfolio subscribes is that of investing in securities believed to be undervalued in the market. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have attractive valuations (e.g., as measured by low price earnings ratios) and that may have generally been overlooked by the market.

The principal investment technique of the Portfolio is to employ a “buy and hold” strategy with up to thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and broader market. At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

The Portfolio will select up to thirty high dividend yielding common stocks, which will be evaluated and adjusted at the discretion of the portfolio managers on an annual basis. The first ten stocks selected will represent the ten highest yielding stocks within the Dow Jones Industrial Average. The next twenty stocks will be selected from the Russell 1000® Index, although stocks in the financials and utilities sectors will generally be excluded from this twenty stock selection process. Certain stocks in the Russell 1000 Index may also be excluded as a result of liquidity screens applied during the selection process. The selection criteria used to select stocks for the twenty stock portion of the Portfolio will generally include dividend yield as well as a combination of factors that relate to profitability and valuation. While the securities selection process will take place on an annual basis, the portfolio managers may, from time to time, substitute certain securities for those selected for the Portfolio or reduce the position size of a portfolio security in between the annual rebalancings, under certain limited circumstances. These circumstances will generally include where a security held by the Portfolio no longer meets the dividend yielding criteria, when the value of a security becomes a disproportionately large percentage of the Portfolio’s holdings, or when the size of the Portfolio’s position in a security has the potential to create market liquidity or other issues in connection with the annual rebalancing or efficient management of the Portfolio, each in the discretion of the portfolio managers.

The annual consideration of the stocks that meet the selection criteria will take place on or about May 1 each year. Immediately after the Portfolio buys and sells stock in connection with the Portfolio’s annual rebalancing, it will hold approximately an equal value of each of the thirty stocks. In other words, the Focused Dividend Strategy II Portfolio will invest about 1/30 of its assets in each of the

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stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser will generally invest additional funds in the pre-selected stocks based on each stock’s respective percentage of the Portfolio’s assets at the time.

The Portfolio employs a strategy to hold stocks between its annual rebalancing, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. Due to changes in the market value of the stocks held by the Portfolio, it is likely that the weighting of the stocks in its portfolio will fluctuate throughout the course of the year.

The principal investment strategies and principal investment techniques of the Portfolio may be changed without shareholder approval. You will receive at least sixty (60) days’ notice of any change to the 80% investment policy set forth above.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

There can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio:

Stock Market Volatility and Securities Selection. The Portfolio invests primarily in equity securities. As with any fund that invests in equity securities, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of “value” stocks may rise or decline under varying market conditions—for example, “growth” stocks may perform well under circumstances in which value stocks in general have fallen. When investing in value stocks which are believed to be undervalued in the market, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a security judged to be undervalued may actually be appropriately priced. In addition, individual securities selected for the Portfolio may underperform the market generally.

Disciplined Strategy. The Portfolio will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio generally will not use certain techniques available to other mutual funds to reduce stock market exposure (e.g. derivatives for hedging purposes), the Portfolio may be more susceptible to general market declines than other mutual funds.

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Portfolio Highlights: Focused Dividend Strategy II Portfolio

PERFORMANCE INFORMATION

The Portfolio has not been in operation for a full calendar year. As a result, no performance is available. Updated performance information can be obtained by visiting www.safunds.com or can be obtained by phone at 800-858-8850 ext. 6003.

INVESTMENT ADVISER

The Portfolio’s investment adviser is SunAmerica.

PORTFOLIO MANAGERS

Name	Portfolio Manager of the Portfolio Since	Title
Timothy Pettee	2015	Lead Portfolio Manager, Senior Vice President and Chief Investment Strategist at SunAmerica
Timothy Campion	2015	Co-Portfolio Manager, Senior Vice President at SunAmerica
Andrew Sheridan	2015	Co-Portfolio Manager, Senior Vice President at SunAmerica

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Important Additional Information

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s initial investment minimums generally are as follows:

	Class A and Class C Shares	Class W Shares
Minimum Initial Investment	•non-retirement account: $500 •retirement account: $250 •dollar cost averaging: $500 to open; you must invest at least $25 a month.	$50,000
Minimum Subsequent Investment	•non-retirement account: $100 •retirement account: $25	N/A

You may purchase or sell shares of the Portfolio each day the New York Stock Exchange (“NYSE”) is open. You should contact your broker, financial advisor or financial institution, or, if you hold your shares through the Portfolio, you should contact the Portfolio by phone at 800-858-8850, by regular mail (SunAmerica Mutual Funds c/o BFDS, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (SunAmerica Mutual Funds c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514), or via the Internet at www.safunds.com.

TAX INFORMATION

The Portfolio’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Shareholder Account Information

SELECTING A SHARE CLASS

The Portfolio offers a number of classes of shares through this Prospectus, which may include Class A, Class C and Class W shares.

Each class of shares has its own cost structure, or requirements, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.

Class A	Class C
•Front-end sales charges, as described below. There are several ways to reduce these charges, also described below. •Lower annual expenses than Class C shares.

•No front-end sales charges; all your money goes to work for you right away.

•Higher annual expenses than Class A shares.

•Deferred sales charge on shares you sell within twelve months of purchase, as described below.

•No conversion to Class A shares.

Class W

•Offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Portfolio, whose use of Class W shares will depend on the structure of the particular advisory fee-based program.

•No sales charges.

•Lower annual expenses than Class A or C shares.

CALCULATION OF SALES CHARGES

Class A. Sales charges are as follows:	Sales Charges		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more*	None	None	1.00%

*	Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%.

Investments of $1 million or more. Class A shares are offered with no front-end sales charge with respect to investments of $1 million or more. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

Class C. Shares are offered at their net asset value per share (“NAV”), without any front-end sales charge. However, there is a CDSC of 1% on shares you sell within 12 months after purchase.

Determination of CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases made during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or a reduction in sales charges under the programs described below, the shareholder must notify the Portfolio’s transfer agent (the “Transfer Agent”) (or financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to CDSCs. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Portfolio as described below under “Information and records to be provided to the Portfolio.”

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Reduction in Sales Charges for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Portfolio reserves the right to modify or cease offering these programs at any time without prior notice.

•

Rights of Accumulation. A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at NAV) amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular fund that were previously purchased, shares of other classes of the same fund, as well as shares of any class of any other fund or of any other funds advised by SunAmerica, as long as such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more eligible funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

•

Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase Portfolio shares, you must inform the Transfer Agent if you have entered into a Letter of Intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Portfolio at the time of your purchase of Portfolio shares that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify eligibility for reduced sales charges.

Waivers for Certain Investors for Class A shares. The following individuals and institutions may purchase Class A shares without front-end sales charges. The Portfolio reserves the right to modify or to cease offering these programs at any time.

•

Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Portfolio shares in fee-based investment products under an agreement with AIG Capital Services, Inc. (“ACS” or the “Distributor”). The financial planner, financial institution or broker-dealer must have a supplemental selling agreement and charge its client(s) an advisory fee based on the assets under management on an annual basis.

•

Participants in certain employer-sponsored benefit plans. The front-end sales charge is waived with respect to shares purchased by employer-sponsored retirement plans that offer the Portfolio as an investment vehicle, including qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, and other pension, educational and profit-sharing plans, but not IRAs.

•	Portfolio Directors and other individuals and their families who are affiliated with SunAmerica or any fund distributed by the Distributor.

•	Selling brokers and their employees and sales representatives and their families (i.e., members of a family unit comprising husband, wife and minor children).

•	Registered management investment companies that are advised by SunAmerica.

•

Financial intermediaries who have entered into an agreement with the Distributor to offer shares through a no-load network or platform, or through self-directed investment brokerage accounts, that may or may not charge a transaction fee to its customers.

Waivers for Certain Investors for Class C shares. Under the following circumstances, the CDSC may be waived on redemption of Class C Shares. The Portfolio reserves the right to modify or cease offering these programs at any time without prior notice:

•	Within one year of the shareholder’s death or becoming legally disabled (individual and spousal joint tenancy accounts only).

•

Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

•	To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

7

Shareholder Account Information

•

Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under “Waivers For Certain Investors for Class A Shares,” such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

•	Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).

Other Sales Charge Arrangements and Waivers. The Portfolio and ACS offer other opportunities to purchase shares without sales charges under the programs described below. The Portfolio reserves the right to modify or cease offering these programs at any time without prior notice.

•

Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Portfolio will automatically be reinvested in additional shares of the Portfolio and share class without sales charge, at NAV in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by ACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

•

Exchange of Shares. Shares of the Portfolio may be exchanged for the same class of shares of one or more other retail funds distributed by ACS at NAV per share at the time of exchange. Please refer to “Additional Investor Services” in this Prospectus for more details about this program. In addition, in connection with advisory fee-based programs sponsored by certain financial intermediaries, and subject to the conditions set forth in the Portfolio’s SAI, shareholders may exchange their shares (i) from Class A or Class C shares of the Portfolio into Class W shares of the Portfolio and (ii) from Class W shares of the Portfolio into Class A shares of the Portfolio. Please refer to “Exchange Privilege” in the SAI for more details about these types of exchanges and the corresponding sales charge arrangements.

•

Reinstatement Privilege. Within one year of a redemption of Class A and Class C shares of the Portfolio, the proceeds of the sale may be invested in the same share class of the Portfolio or in the same share class of any other retail fund distributed by ACS without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

Information and Records to be Provided to the Portfolio. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.safunds.com and select the “Products” hyperlink. The Portfolio’s SAI also contains additional information about the sales charges and certain reductions and waivers.

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class W) of the Portfolio has its own plan of distribution pursuant to Rule 12b-1 (“Rule 12b-1 Plans”) that provides for distribution and account maintenance fees (collectively, “Rule 12b-1 Fees”) (payable to ACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	0.25%
C	0.75%	0.25%

Because Rule 12b-1 Fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, ACS is paid a fee of 0.15% of average daily net assets of Class W shares in compensation for providing additional shareholder services to Class W shareholders.

OPENING AN ACCOUNT (Classes A and C)

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest. The minimum initial investments for the Portfolio are as follows:

•	non-retirement account: $500

•	retirement account: $250

•	dollar cost averaging: $500 to open; you must invest at least $25 a month

8

The minimum subsequent investments for the Portfolio are as follows:

•	non-retirement account: $100

•	retirement account: $25

The minimum initial and subsequent investments may be waived for certain fee-based programs and/or group plans held in omnibus accounts.

3.	Complete the appropriate parts of the Account Application, carefully following the instructions. If you have any questions, please contact your broker or financial adviser or call Shareholder Services at 800-858-8850.

4.	Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.	Make your initial investment using the chart on the next page. You can also initiate any purchase, exchange or sale of shares through your broker or financial adviser.

As part of your application, you are required to provide information regarding your personal identification under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the “PATRIOT Act”). If we are unable to obtain the required information, your application will be considered to be not in good order (as described below), and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day’s NAV. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver’s license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time after receipt of your application, the account will not be processed or, if processed, the Portfolio reserves the right to redeem the shares purchased and close the account. If the Portfolio closes an account in this manner, the shares will be redeemed at the NAV next calculated after the Portfolio decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax adviser for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.

Investment Through Financial Institutions. Dealers, brokers, financial advisers or other financial institutions (collectively, “Financial Institutions” or “Financial Intermediaries”) may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Portfolio directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Portfolio directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Portfolio due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Portfolio shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Portfolio shares through a Financial Institution, please call your Financial Institution or the Portfolio at 800-858-8850.

9

Shareholder Account Information

HOW TO BUY SHARES (Classes A and C)

Buying Shares Through Your Financial Institution

You may generally open an account and buy Class A and C shares through any Financial Institution. Your Financial Institution will place your order on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Portfolio or its agents as described below under “Adding to an Account.” The Portfolio will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Trustees and other individuals who are affiliated with, or employed by an affiliate of, the Portfolio or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Portfolio or its agents as described below under “Opening an Account.”

Buying Shares Through the Portfolio

Opening an Account	Adding to an Account

By check

•  Make out a check for the investment amount, payable to the Portfolio or to SunAmerica Mutual Funds. An account cannot be opened with a Fund check.

•  Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

•  All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.

•  Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

•  Make out a check for the investment amount, payable to the Portfolio or to SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.

•  Include the stub from your Portfolio statement or a note specifying the Portfolio name, your share class, your account number and the name(s) in which the account is registered.

•  Indicate the Portfolio and account number in the memo section of your check.

•  Deliver the check and your stub or note to your broker or financial adviser, or mail them to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

By wire

•  Fax your completed application to SunAmerica Fund Services, Inc. at 816-218-0519.

•  Obtain your account number by calling Shareholder Services at 800-858-8850.

•  Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

Boston, MA

ABA #0110-00028

DDA #99029712

ATTN:   (Include name of Portfolio and share class).

FBO:       (Include account number and name(s) in which the account is registered).

Your bank may charge a fee to wire funds.

•  Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

Boston, MA

ABA #0110-00028

DDA #99029712

ATTN:   (Include name of Portfolio and share class).

FBO:       (Include account number and name(s) in which the account is registered).

Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see “Additional Investor Services.”

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HOW TO SELL SHARES (Classes A and C)

Selling Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Portfolio as described below under “Selling Shares Through the Portfolio.” Shares held for you in your various Financial Institution’s name must be sold through the Financial Institution.

Selling Shares Through the Portfolio

By mail

Send your request to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 West 9th Street

Kansas City, MO 64105-1514

Your request should include:

•  Your name

•  Portfolio name, share class and account number

•  The dollar amount or number of shares to be redeemed

•  Any special payment instructions

•  The signature of all registered owners exactly as the account is registered, and

•  Any special documents required to assure proper authorization

On overnight mail redemptions, a $25 fee will be deducted from your account.

By phone
• Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. Eastern time on most business days. • Or, for automated 24-hour account access, call FastFacts at 800-654-4760.

By wire

If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. Eastern time on most business days. Otherwise, you must provide, in writing, the following:

•  The Portfolio name, share class and account number you are redeeming

•  Bank or Financial Institution name

•  ABA routing number, and

•  Account registration

If account registration at your bank is different than your account at SunAmerica, your request must be Medallion Guaranteed. A notarization is not acceptable.

Minimum amount to wire money is $250. A $15 fee per fund will be deducted from your account.

By internet
Visit our website at www.safunds.com, and select the “View My Portfolio” hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see “Additional Investor Services.”

Certain Requests Require A Medallion Guarantee:

To protect you and the Portfolio from fraud, the following redemption requests must be in writing and include a Medallion Guarantee (although there may be other situations that also require a Medallion Guarantee) if:

•	Redemptions of $100,000 or more

•	The proceeds are to be payable other than as the account is registered

•	The redemption check is to be sent to an address other than the address of record

•	Your address of record has changed within the previous 30 days

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Shareholder Account Information

•	Shares are being transferred to an account with a different registration

•	Someone (such as an Executor) other than the registered shareholder(s) is redeeming shares (additional documents may be required).

You can generally obtain a Medallion Guarantee from the following sources:

•	A broker or securities dealer

•	A federal savings, cooperative or other type of bank

•	A savings and loan or other thrift institution

•	A credit union

•	A securities exchange or clearing agency.

A notary public CANNOT provide a Medallion Guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (Class W)

Class W shares of the Portfolio are offered exclusively for sale through advisory fee-based programs sponsored by certain Financial Intermediaries and any other institutions having agreements with the Portfolio, whose use of Class W shares will depend on the structure of the particular advisory fee-based program. The minimum initial investment for Class W shares of the Portfolio is $50,000 and there is no minimum subsequent investment. The minimum initial investment for Class W shares may be waived for certain fee-based programs. Inquiries regarding the purchase, redemption or exchange of Class W shares or the making or changing of investment choices should be directed to your financial adviser.

TRANSACTION POLICIES

Valuation of shares. The NAV for the Portfolio and each class is determined each business day at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for the Portfolio may also be calculated on any other day in which the Adviser determines that there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE, unless, in accordance with pricing procedures established and approved by the Portfolio’s Board of Directors (the “Board of Directors” or the “Board”), the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures established and periodically reviewed and approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of fair value pricing.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside of the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Buy and sell prices. When you buy Class A or Class C shares, you pay the NAV plus any applicable sales charges, as described above. When you sell Class A or Class C shares, you receive the NAV minus any applicable CDSCs. When you buy Class W shares, you pay the NAV. When you sell Class W shares, you receive the NAV.

Execution of requests. The Portfolio is open on those days when the NYSE is open for regular trading (“Portfolio business day”). The Portfolio executes buy and sell requests at the next NAV to be calculated after the Portfolio receives your request in good order. A purchase, exchange or redemption order is in “good order” when the Portfolio, ACS and/or its agent, receives all required

12

information, including properly completed and signed documents. If the Portfolio, ACS or its agent receives your order before the Portfolio’s close of business (generally 4:00 p.m., Eastern time), you will receive that day’s closing price. If the Portfolio, ACS or its agent receives your order after that time, you will receive the next business day’s closing price. The Portfolio reserves the right to reject any order to buy shares.

Certain qualified Financial Institutions may transmit an investor’s purchase or redemption order to the Portfolio’s Transfer Agent after the close of regular trading on the NYSE on a Portfolio business day. As long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day, the investor will then receive the NAV of the Portfolio’s shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Portfolio business day. Financial Institutions are responsible for instituting procedures to ensure that purchase and redemption orders by their respective clients are processed expeditiously.

The payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission (“SEC”). The Portfolio and its agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations; (ii) where the Portfolio or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when certain notifications have been received by the Portfolio or its agents that there is a dispute between the registered or beneficial account owners.

The Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares.

If the Portfolio determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment of redemption proceeds wholly or partly in cash, the Portfolio may pay the redemption price by a distribution in kind of securities from the Portfolio in lieu of cash. At various times, the Portfolio may be requested to redeem shares for which it has not yet received good payment. The Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., wire transfer or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Portfolio is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of the Portfolio for shares of the same class of any other retail fund distributed by ACS. Such exchange may constitute a taxable event for U.S. federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under “Additional Investor Services.”

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

The Portfolio may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Portfolio at all times also reserves the right to restrict, reject or cancel any exchange transactions, for any reason, without notice. For example, the Portfolio may refuse any sale of Portfolio shares through an exchange by any investor or group if, in the Portfolio’s judgment, the trade: (i) may interfere with the efficient management of the Portfolio’s portfolio; (ii) may appear to be connected with a strategy of market timing (as described below under “Market Timing Trading Policies and Procedures” section); or (iii) may have the potential of otherwise adversely affecting the Portfolio. In making a decision to reject an exchange request, the Portfolio may consider, among other factors, the investor’s trading history in the Portfolio and in other SunAmerica Mutual Funds.

Rejected exchanges. If the Portfolio rejects an exchange request involving the sale of Portfolio shares, the rejected exchange request will also mean that there will be no sales of the shares that would have been used for the exchange purchase. Of course, you may generally redeem shares of the Portfolio at any time, subject to any applicable CDSCs.

Certificated shares. The Portfolio does not issue certificated shares.

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Shareholder Account Information

Portfolio holdings. A schedule of the Portfolio’s complete holdings, current as of month-end, will be available on the Portfolio’s website approximately 30 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Portfolio files with the SEC its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Portfolio’s website at www.safunds.com or by calling 800-858-8850, ext. 6003. The Portfolio may terminate or modify this policy at any time without further notice to shareholders. A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Portfolio discourages excessive or short-term trading, often referred to as “market timing,” and seeks to restrict or reject such trading or take other action, as described below, if in the judgment of the Portfolio or any of its service providers, such trading may interfere with the efficient management of the Portfolio, may materially increase the Portfolio’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Portfolio and its shareholders. The Portfolio’s Board of Directors has determined that the Portfolio should not serve as a vehicle for frequent trading and has adopted policies and procedures with respect to such trading, which are described in this section.

All Portfolio shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Transfer Agent. While the Portfolio’s expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Portfolio’s Prospectus, the Portfolio may be limited in its ability to monitor the trading activity or enforce the Portfolio’s market timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, should it occur, the Portfolio may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of the Portfolio, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive short-term trading may interfere with efficient management of the Portfolio, increase the Portfolio’s transactions costs, administrative costs and taxes and/or impact Portfolio performance.

In addition, if the nature of the Portfolio’s holdings expose the Portfolio to investors who engage in the type of excessive short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the NAV of the fund’s shares, sometimes referred to as “arbitrage market timing,” there is the possibility that such trading, under certain circumstances, may dilute the value of Portfolio shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund’s portfolio holdings and the NAV of the fund’s shares. The Portfolio has adopted certain fair valuation practices intended to protect the Portfolio from arbitrage market timing and other trading practices that seek to exploit variations in valuation that arise from the nature of the securities held by the Portfolio. However, to the extent the Portfolio’s NAV does not immediately reflect a change in market conditions, short-term trading may dilute the value of the Portfolio’s shares.

Market timing procedures. The Portfolio’s procedures include committing staff of the Portfolio’s shareholder services agent to monitor trading activity in the Portfolio on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to the Portfolio. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the Financial Intermediary, the Portfolio’s investment objective, the size of the Portfolio and the dollar amount of the transaction. In the event that such trading activity is identified, and the Portfolio and its service providers in their sole discretion conclude that such trading may be detrimental to the Portfolio, the Portfolio reserves the right to temporarily or permanently bar your future purchases into the SunAmerica funds or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

ACS has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Portfolio pursuant to which the Financial Intermediary undertakes to provide certain information to the Portfolio, including trading information, and also agrees to execute certain instructions from the Portfolio in connection with the Portfolio’s market timing policies. In certain circumstances, the Portfolio may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Portfolio believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of the Portfolio. A Financial Intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the Portfolio’s policy.

The Portfolio may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Portfolio using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Portfolio against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that

14

prevent them from blocking an account. In such instances, the Financial Intermediary may use alternative techniques that the Portfolio considers to be a reasonable substitute for such a block.

Though implementation of the Portfolio’s procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Portfolio and its service providers seek to make judgments that are consistent with the interests of the Portfolio’s shareholders. There is no assurance that the Portfolio or its service providers will gain access to any or all information necessary to detect market timing. While the Portfolio will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Portfolio cannot represent that such trading activity can be completely eliminated.

Revocation of market timing trades. Transactions placed in violation of the Portfolio’s market timing trading policies are not necessarily deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next Portfolio business day following receipt by the Portfolio.

ADDITIONAL INVESTOR SERVICES (Classes A and C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder Services at 800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any retail fund of your choice distributed by ACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging does not assure profit or protect against a loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

Systematic Withdrawal Plan may be used for periodic withdrawals from your account. The periodic withdrawal amount may be determined either by specifying a fixed dollar amount, or by specifying a percentage of your account assets. The periodic withdrawal amount may not exceed 12% per year based on the value of your account at the time the Plan is established or at the time of withdrawal. To use the Systematic Withdrawal Plan:

•	Make sure you have at least $5,000 worth of shares in your account.

•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

•

Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a Medallion Guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. The Portfolio reserves the right to reject withdrawal requests that are less than $50.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

•	Make sure your dividends and capital gains are being reinvested.

Systematic Exchange Program may be used to exchange shares of the Portfolio periodically for the same class of shares of one or more other retail funds distributed by ACS. To use the Systematic Exchange Program:

•	Specify the Portfolio(s) from which you would like money withdrawn and into which you would like money invested.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•	Specify the amount(s). The Portfolio reserves the right to reject exchange requests that are less than $50.

•	Accounts must be registered identically; otherwise a Medallion Guarantee will be required.

Retirement plans. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (k) plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by ACS with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 800-858-8850, ext. 6074.

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Shareholder Account Information

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Account Mailings:

Account statements. Generally, account statements are provided to dealers and shareholders on a quarterly basis.

Transaction confirmations. Generally, you will receive an account confirmation:

•	after every transaction that affects your account balance (except a dividend reinvestment, automatic purchase or automatic redemption, or systematic exchange); and

•	after any change of name or address of the registered owner(s), or after certain account option changes.

IRS tax forms. After the close of every calendar year you should also receive, if applicable, an IRS Form 1099 tax information statement.

These mailings apply to accounts opened through the Portfolio. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual and Semi-annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.safunds.com, and select the “Go Paperless” hyperlink (Note: this option is only available to accounts opened through the Portfolio.)

Dividends. The Portfolio generally distributes most or all of its net earnings in the form of dividends. Income dividends, if any, are paid quarterly by the Portfolio. Capital gains distributions, if any, are paid at least annually by the Portfolio. The Portfolio reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Dividend reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio and share class on which they were paid, unless you elect in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash. Alternatively, dividends and distributions may be reinvested in any fund distributed by ACS, or you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder/Dealer Services at 800-858-8850 to change dividend and distribution payment options.

Taxability of dividends. As long as the Portfolio meets the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Dividends you receive from the Portfolio, whether reinvested or taken as cash, are generally considered taxable. The Portfolio intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Portfolio holds its assets). Distributions of investment income reported by the Portfolio as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the Portfolio must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Portfolio’s shares, for the lower tax rates to apply.

Some dividends paid in January, if declared in the previous quarter, will be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you after the close of every calendar year details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional.

Recent regulations require the Portfolio to report to the IRS, and furnish to shareholders, the cost basis information for shares purchased on or after January 1, 2012, and sold on or after that date. The Portfolio will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, the Portfolio will use the average cost method with respect to that shareholder.

Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

“Buying into a dividend.” You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

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Taxability of transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. An exchange of shares you currently hold in one class of the Portfolio for shares of another class of the Portfolio will generally not constitute a taxable transaction for federal income tax purposes. You should talk to your tax adviser before making an exchange.

Other tax considerations. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies or unless the dividends are reported by the Portfolio as being paid in respect of the Portfolio’s “qualified net interest income” or “qualified short-term capital gains,” as discussed in the SAI. However, withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares in the Portfolio. A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. For more information about these requirements, see the SAI.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

By law, the Portfolio must withhold 28% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current United States federal income tax law of an investment in the Portfolio. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Portfolio under all applicable laws.

Small accounts (other than Class W). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Portfolio may close out your account and mail you the proceeds. Alternatively, you may be charged an annual fee of $24 to maintain your account. Your account will not be closed if its drop in value is due to Portfolio performance, the effects of sales charges, or administrative fees (for retirement plans only). Certain minimum balance requirements may be waived at the Adviser’s discretion. The involuntary redemptions in small accounts described above do not apply to shares held in omnibus accounts maintained by Financial Intermediaries.

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More Information About the Portfolio

PORTFOLIO INVESTMENT STRATEGIES

The Portfolio has its own investment goal and a strategy for pursuing it. The chart summarizes information about the Portfolio’s investment approach. Following this chart is a Glossary that further describes the investment and risk terminology that we use. Please review the Glossary in conjunction with this chart.

The investment goals of the Portfolio may be changed without shareholder approval.

Focused Dividend Strategy II Portfolio
What are the Portfolio’s investment goals?	Total Return (including Capital Appreciation and Current Income)
What principal investment strategies does the Portfolio use to implement its investment goal?	Value
What are the Portfolio’s principal investment techniques?

Employs a “buy and hold” strategy with up to thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and the broader market. At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

What are the Portfolio’s other significant (non-principal) investments?	•None
What other types of securities may the Portfolio normally invest in as part of efficient portfolio management and which may produce some income?	•Short-term investments •Futures •Exchange-traded funds
What risks may affect the Portfolio?	Principal Risks: •Stock market volatility •Securities selection •Disciplined strategy Non-principal Risks: •Affiliated fund-rebalancing •Futures contracts •Exchange-traded funds

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More Information About the Portfolio

Prior Performance of Similarly Managed Fund

The Focused Dividend Strategy II Portfolio has not yet been in operation for a full calendar year. As a result, no performance is available. The following table shows the performance of SunAmerica Focused Dividend Strategy Portfolio (the “Similarly Managed Fund”), which is another fund managed by SunAmerica with investment objectives, policies and strategies that are substantially similar to those of the Focused Dividend Strategy II Portfolio.

The Similarly Managed Fund is a series of a registered investment company. As such, the Similarly Managed Fund is subject to the same limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Internal Revenue Code to which the Focused Dividend Strategy II Portfolio, as a series of a registered investment company, is subject.

The investment performance of the Similarly Managed Fund is summarized below, and is compared against the S&P 500 Index, a broad measure of market performance. An unmanaged index cannot be purchased directly by investors, and reflects no deductions for sales charges, fees, expenses or taxes. The portfolio holdings of the Focused Dividend Strategy II Portfolio will differ from those of the Index.

All Similarly Managed Fund and Index returns shown below reflect the reinvestment of dividends and other earnings. Gross of fee performance for the Similarly Managed Fund is presented before operating expenses and SunAmerica’s advisory fees but after transaction costs. Net of fee performance for the Similarly Managed Fund is presented net of SunAmerica’s advisory fees, operating expenses and transaction costs. Net of fee performance for the Similarly Managed Fund is net of an annual advisory fee rate of 0.35% of average daily net assets from inception in 1998 through November 10, 2013 and of 0.60% on the first $1.5 billion of average daily net assets, 0.50% of the next $1.5 billion of average daily net assets and 0.40% thereafter since November 11, 2013. The advisory fee rate payable by the Focused Dividend Strategy II Portfolio is the same as the advisory fee rate currently in effect for the Similarly Managed Fund but is higher than the advisory fee rate paid by the Similarly Managed Fund from inception through November 10, 2013. The performance of the Similarly Managed Fund reflects the actual performance of the Similarly Managed Fund and would be lower if the performance had been restated to reflect the advisory fee rate of the Focused Dividend Strategy II Portfolio throughout the entire periods shown in the table. Applicable sales charges are not deducted from the Similarly Managed Fund’s performance.

The performance of the Similarly Managed Fund should not be considered a substitute for the performance of the Focused Dividend Strategy II Portfolio. Performance of the Similarly Managed Fund is not indicative of the performance of the Focused Dividend Strategy II Portfolio. The performance of the Focused Dividend Strategy II Portfolio may be better or worse than the performance of the Similarly Managed Fund due to, among other things, differences in portfolio holdings, expenses, asset sizes, and cash flows. Updated performance information for the Focused Dividend Strategy II Portfolio can be obtained by visiting www.safunds.com or by calling 800-858-8850 ext. 6003.

	Similarly Managed Fund (Class A Shares)
Annualized Returns as of 12/31/2015	Gross of Fee	Net of Fee	S&P 500 Index
1 Year	0.11%	–0.96%	1.38%
5 Years	14.96%	13.83%	12.57%
10 Years	10.83%	9.76%	7.31%

The above performance data is provided solely to illustrate SunAmerica’s experience in managing a fund with investment objectives, strategies and policies substantially similar to the investment strategy and policies of the Focused Dividend Strategy II Portfolio. Investors should not rely on this information as an indication of actual performance or future performance of the Focused Dividend Strategy II Portfolio. The performance information presented for the Similarly Managed Fund is current as of the date shown, but may not be current as of the date you are reviewing this information. Consequently, current performance of the Similarly Managed Fund may be higher or lower than that shown. As with any mutual fund, there is no guarantee that the Focused Dividend Strategy II Portfolio or the Similarly Managed Fund will be able to achieve its investment goals. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be higher or lower than the original cost.

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More Information About the Portfolio

GLOSSARY

INVESTMENT AND OTHER TERMINOLOGY

Annual rebalancing. The Focused Dividend Strategy II Portfolio will rebalance its holdings on an annual basis, immediately after which the Portfolio will hold approximately an equal value of each of the stocks selected. SunAmerica will implement the rebalancing by purchasing new securities that meet the selection criteria, selling securities that no longer meet the selection criteria, and adjusting the Portfolio’s ownership of securities that continue to meet the criteria in order to achieve the proper weightings of each of the securities.

Capital appreciation is growth of the value of an investment.

Current income means money that is received on an ongoing basis from investments.

Equity securities include common and preferred stocks, convertible securities, warrants and rights.

Exchange-traded funds (“ETFs”) are generally structured as investment companies and are traded like traditional equity securities on a national securities exchange. ETFs are typically designed to represent a fixed portfolio of securities designed to track a particular market index. The Portfolio will generally invest in ETFs in order to increase its investment exposure pending investment of cash by allowing the Portfolio’s cash assets to perform more like securities, while maintaining liquidity.

Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000 Index during the most recent 12-month period. For the most recent annual reconstitution published as of May 29, 2015, the market capitalization range of companies in the Russell 1000 Index was approximately $2.4 billion to $750.55 billion, which range will vary daily.

Market capitalization represents the total market value of the outstanding securities of a corporation.

A futures contract, a type of derivative security, is a standardized contract, traded on a futures exchange, to buy or sell a certain underlying instrument at a certain date in the future, at a specified price. An index futures contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and closes out an index futures contract, the Portfolio realizes a gain or loss.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide the Portfolio with sufficient liquidity to meet redemptions and cover expenses.

Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. For the most recent annual reconstitution published as of May 29, 2015, the market capitalization range of companies in the Russell 2000 Index was approximately $177 million to $4.30 billion, which range will vary daily.

Total return is achieved through both capital appreciation and income.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

RISK TERMINOLOGY

Affiliated fund rebalancing: The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “fund of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Disciplined strategy: The Focused Dividend Strategy II Portfolio will not deviate from its investment strategy, which entails buying and holding stocks selected through the selection criteria described under

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More Information About the Portfolio

“Principal Investment Strategies and Techniques of the Portfolio” on page 2, of this Prospectus (except under certain circumstances, such as if necessary to comply with federal tax laws applicable to the Portfolio). The Portfolio will not generally sell stocks in its portfolio and buy different stocks except during its annual rebalancing or as otherwise set forth in the Prospectus, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

Exchange-traded funds: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF typically represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Portfolio could lose money investing in an ETF.

Futures contracts: The price volatility of futures contracts has been historically greater than that of traditional securities such as stocks and bonds. The risks associated with the Portfolio’s use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying instrument that it is designed to track (e.g., an equity index); (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (iii) if the Portfolio has insufficient cash to meet margin requirements, the Portfolio may need to sell other investments, including at disadvantageous times; and (iv) although the Portfolio will generally purchase only exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the Portfolio may be unable to close out its futures contracts at a time which is advantageous.

Securities selection: A strategy used by the Portfolio, or securities selected by its Adviser, may fail to produce the intended return.

Small- and mid-market capitalization: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

Stock market volatility: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Portfolio’s portfolio.

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Portfolio Management

Adviser. SunAmerica manages the Portfolio, provides various administrative services, and supervises the daily business affairs of the Portfolio. SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Portfolio with unaffiliated subadvisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for new or existing funds managed by the Adviser, change the terms of particular agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a fund have the right to terminate an agreement with subadvisers for that fund at any time by a vote of the majority of the outstanding voting securities of such fund. Shareholders will be notified of any subadviser changes. The termination and subsequent replacement of a subadviser can increase transaction costs and portfolio turnover rates, which may result in distributions of short-term capital gains and other tax consequences to shareholders. The order also permits a fund to disclose the Subadvisers’ fees only in the aggregate for the fund.

SunAmerica is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered approximately $74.3 billion of assets as of December 31, 2015. In addition to managing the Portfolio, SunAmerica serves as investment adviser, manager and/or administrator for VALIC Company I, VALIC Company II, SunAmerica Specialty Series, Anchor Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., Seasons Series Trust, SunAmerica Senior Floating Rate Fund, Inc. and SunAmerica Series Trust.

As compensation for its services in managing the Portfolio, SunAmerica receives a monthly fee, before any advisory fee waivers, at an annual rate equal to the following percentage of average daily net assets:

Portfolio	Rate of Advisory Fee
Focused Dividend Strategy II Portfolio	0.60% on the first $1.5 billion
0.50% on the next $1.5 billion
0.40% thereafter

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent noted in the footnotes of the Fee and Expense Table for the Portfolio. Any waivers or reimbursements with respect to the Portfolio are subject to recoupment within two years after the occurence of the waiver and/or reimbursement, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver or reimbursement occurred. The Expense Limitation Agreement will continue in effect indefinitely, unless terminated by the Board of Directors, including a majority of the Independent Directors. The potential recoupment is accounted for as a possible contingent liability that is not recordable on the balance sheet of the Portfolio until collection is probable, but appears as footnote disclosure to the Portfolio’s financial statements. At such time as it appears probable that the Portfolio is able to effect such recoupment and that SunAmerica intends to seek such recoupment, the amount of the recoupment will be accrued as an expense of the Portfolio for that current period.

Additional Information About SunAmerica

A discussion regarding the basis for the Board’s approval of the investment advisory agreement for the Portfolio is available in its annual report to shareholders for the period ended October 31, 2015.

Distributor. ACS distributes the Portfolio’s shares. The Distributor, a SunAmerica affiliate, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under the Portfolio’s Class A and Class C Rule 12b-1 Plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor in connection with sales of shares of the Portfolio). This compensation may include: (i) full reallowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Portfolio, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Portfolio. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Broker-dealers may not use sales of the Portfolio’s shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

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Portfolio Management

In certain instances, SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other Financial Intermediaries described above. In addition, SunAmerica, the Distributor or their affiliates (including the Servicing Agent) may make substantial payments to broker-dealers or other Financial Intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or Financial Intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Portfolio shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more funds managed and/or administered by the Adviser. In some circumstances, those types of payments may relate to the Portfolio’s inclusion on a Financial Intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other Financial Intermediary or its representatives to recommend or offer shares of the Portfolio to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or Financial Intermediary for more details about any such payments it receives.

Payments by SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Portfolio’s Class A and Class C Rule 12b-1 Plans. Payments by other affiliates are out of their own resources.

Financial Institution Compensation. If you purchase shares of the Portfolio through a Financial Institution, the Portfolio, SunAmerica, the Distributor or their affiliates may pay the Financial Institution for the sale of Portfolio shares and related services, as described above. These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Institution’s website for more information.

Servicing Agent. SunAmerica Fund Services, Inc. (the “Servicing Agent”) assists the Transfer Agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, is paid a monthly fee by the Portfolio for its services at the annual rate of 0.22% of average daily net assets of Class A, Class C and Class W shares.

SunAmerica, the Distributor and Servicing Agent are located in Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

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The following individuals are the portfolio managers of the Focused Dividend Strategy II Portfolio:

Name and Title of Portfolio Manager	Experience
Timothy Pettee Lead Portfolio Manager, Senior Vice President and Chief Investment Strategist	Mr. Pettee joined SunAmerica in 2003. He is Chief Investment Strategist and Lead Portfolio Manager for a number of SunAmerica products. Prior to joining SunAmerica, he was Executive Vice President and Global Director of Research for Schroder Investment Management. His investment experience dates from 1980.

Timothy Campion Co-Portfolio Manager, Senior Vice President	Mr. Campion joined SunAmerica in February 2012, and is Senior Portfolio Manager. Prior to joining SunAmerica, he held investment-related positions at PineBridge Investments, LLC and AIG Investments where he was part of the asset allocation team. While there, he was also responsible for management and trading of a wide variety of index funds, including domestic and international equities, and fixed-income securities. His investment experience dates from 1996.

Andrew Sheridan Co-Portfolio Manager, Senior Vice President	Mr. Sheridan joined SunAmerica in 2003, and is Senior Portfolio Manager. While at SunAmerica he also served as an equity research analyst. Prior to joining SunAmerica, he worked in the research department at U.S. Trust and the market research division of Greenwich Associates. His investment experience dates from 1999.

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Financial Highlights

The Financial Highlights table for each Portfolio is intended to help you understand the Portfolio’s financial performance for the past 5 years or since inception. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Portfolio’s financial statements, are incorporated by reference in the Statement of Additional Information (SAI), which is available upon request.

FOCUSED DIVIDEND STRATEGY II PORTFOLIO

Period Ended	Net Asset Value, beginning of period	Net invest- ment income(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net realized gains	Total distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets, end of period (000’s)	Ratio of expenses to average net assets(3)(4)	Ratio of net invest- ment income to average net assets(3)(4)	Portfolio Turnover
	Class A
07/02/15(5)- 10/31/15	$12.00	$0.07	$(0.13)	$(0.06)	$(0.07)	$—	$(0.07)	$11.87	(0.49)%	$995	1.25%	1.83%	4%

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Annualized
(4)	Net of the following expense reimbursements (based on average net assets):

10/31/15(3)
Focused Dividend Strategy II Class A	31.39%

(5)	Commencement of Operations

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For More Information

The following documents contain more information about the Portfolio and are available free of charge upon request:

Annual and Semi-annual Reports. Additional information about the Portfolio is contained in the financial statements and portfolio holdings in the Portfolio’s Annual and Semi-annual Reports. In the Portfolio’s Annual Report, you will find a discussion of the investment operations and the factors that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI contains additional information about the Portfolio’s policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this Prospectus.

You may obtain copies of these documents or ask questions about the Portfolio by contacting SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at www.safunds.com, or by calling your broker or financial adviser.

View your account online!

Visit our website at www.safunds.com and register in order to:

•	View your account and portfolio balance(s)

•	View the transaction history of your account(s)

•	See the NAV of the Portfolio(s) you own

•	Perform financial transactions (some limitations apply)

•	Update account information (some limitations apply)

•	Access year-to-date tax summary information

•	View the dealer information on your account(s)

For Broker/Dealers: You can view your clients’ account information online by visiting our website at www.safunds.com and clicking on the “Financial Advisors” link and following the registration prompt which will bring you to the Advisor Center where you will need to click on the DST Vision link. Please call 800-858-8850, x6003 for registration assistance, if needed.

View your shareholder reports online!

Enroll for electronic delivery of Prospectuses and Annual Reports by visiting our website at www.safunds.com and clicking on the “Go Paperless!” icon to register. Why Go Paperless?

•	Immediate receipt of important Portfolio information

•	Elimination of bulky documents from personal files

•	Reduction of the Portfolio’s printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us online if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Portfolio. All personal information is encrypted and is completely secure.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 202-551-8090 for information on the operation of the Public Reference Room. Information about the Portfolio is also available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG Capital Services, Inc.

INVESTMENT COMPANY ACT

File No. 811-07797

Go Paperless!!

Did you know that you have the option to

receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It’s Quick — Fund documents will be received faster than via traditional mail.

It’s Convenient — Elimination of bulky documents from personal files.

It’s Cost Effective — Reduction of your Fund’s printing and mailing costs.

To sign up for electronic delivery, follow

these simple steps:

1	Go to www.safunds.com

2	Click on the link to “Go Paperless!!”

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

Distributed by AIG Capital Services, Inc.

Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk  at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

           www.safunds.com

S5118FD2 - 2/16

SunAmerica Select Dividend Growth Portfolio

Prospectus

2016

www.safunds.com

THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS.

Privacy Statement

SunAmerica collects nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms; and

•	Information about your SunAmerica mutual funds transactions with us or others, including your financial adviser.

SunAmerica will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

•	SunAmerica receives your prior written consent;

•	SunAmerica believes the recipient is your authorized representative;

•	SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or

•	SunAmerica is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, SunAmerica will adhere to the privacy policies and practices as described in this notice.

SunAmerica restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

Filed Pursuant to Rule 497(c)
Registration No. 333-11283

February 29, 2016        PROSPECTUS

SUNAMERICA SERIES, INC.

SunAmerica Select Dividend Growth Portfolio

Class	SunAmerica Select Dividend Growth Portfolio: Ticker Symbols
A Shares	SDVAX
C Shares	SDVCX
W Shares	SDVWX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Portfolio Highlights: SunAmerica Select Dividend Growth Portfolio

INVESTMENT GOALS

The investment goals of the SunAmerica Select Dividend Growth Portfolio (the “Portfolio”) are capital appreciation, and secondarily, current income.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on pages 7-9 of the Portfolio’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 40-41 of the Portfolio’s statement of additional information (“SAI”).

	Class A	Class C	Class W
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Maximum Account Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	—
Other Expenses	0.49%	2.63%	20.23%

Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement	1.59%	4.38%	20.98%

Fee Waiver and/or Expense Reimbursement(2)(3)	—	2.01%	19.46%
Total Annual Fund Operating Expense After Fee Waiver and/or Expense Reimbursement(2)(3)	1.59%	2.37%	1.52%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 7-9 of the Prospectus for more information about the CDSCs.
(2)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.72%, 2.37% and 1.52% for Class A, Class C and Class W shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Portfolio’s business. This Agreement will continue in effect indefinitely, unless terminated by the Board of Directors, including a majority of the Independent Directors of the Board that are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”).
(3)	Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waiver and/or reimbursement, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver and/or reimbursement occurred.

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EXAMPLE:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
SunAmerica Select Dividend Growth Portfolio
Class A Shares	$727	$1,048	$1,391	$2,356
Class C Shares	340	739	1,265	2,706
Class W Shares	155	480	829	1,813

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
SunAmerica Select Dividend Growth Portfolio
Class A Shares	$727	$1,048	$1,391	$2,356
Class C Shares	240	739	1,265	2,706
Class W Shares	155	480	829	1,813

PORTFOLIO TURNOVER:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the fiscal year ended October 31, 2015, the Portfolio’s portfolio turnover rate was 79% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE PORTFOLIO

The Portfolio’s principal investment strategies are value and growth and the Portfolio employs a blended approach of selecting stocks for the Portfolio based on both value and growth criteria, as further described below. The value oriented philosophy to which the Portfolio partly subscribes is that of investing in securities believed to be undervalued in the market, including by evaluating selection criteria relating to profitability and valuation. These selection criteria are usually calculated to identify stocks of companies with solid financial strength that have attractive valuations (e.g., as measured by low price earnings ratios) and that have generally been overlooked by the market. The growth oriented philosophy to which the Portfolio partly subscribes is that of investing in securities believed to offer the potential for long-term growth, including by evaluating selection criteria relating to historical dividend growth.

The principal investment technique of the Portfolio is to employ a “buy and hold” strategy with up to forty dividend paying equity securities selected annually from the Russell 1000® Index. At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in dividend paying equity securities.

The Portfolio will select up to forty dividend paying stocks that the portfolio managers believe demonstrate the potential for long-term dividend growth, and which will be evaluated and adjusted at the discretion of the portfolio managers on an annual basis. These stocks will be selected from the Russell 1000® Index and the selection criteria will generally include dividend growth as well as a combination of factors that relate to profitability and valuation. Certain stocks in the Russell 1000® Index may be excluded as a result of liquidity screens applied during the selection process. While the securities selection process will take place on an annual basis, the portfolio managers may from time to time, substitute certain securities for those selected for the Portfolio or reduce the position size of a portfolio security in between the annual rebalancings, under certain limited circumstances. These circumstances will generally include when a security held by the Portfolio no longer meets the dividend yielding criteria, when the value of a security becomes a disproportionately large percentage of the Portfolio’s holdings, or when the size of the Portfolio’s position in the security has the potential to create market liquidity or other issues in connection with the annual rebalancing or efficient management of the Portfolio, each in the discretion of the portfolio managers.

The annual consideration of the stocks that meet the selection criteria will take place on or about August 1 each year, with the next annual consideration to occur on or about August 1, 2016. Immediately after the Portfolio buys and sells stock in connection with the Portfolio’s annual rebalancing, it will hold approximately an equal value of each of the forty stocks. In other words, the Portfolio

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Portfolio Highlights: SunAmerica Select Dividend Growth Portfolio

will invest about 1/40 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the adviser will generally invest additional funds in the pre-selected stocks based on each stock’s respective percentage of the Portfolio’s assets at the time.

The Portfolio employs a strategy to hold stocks between its annual rebalancing dates, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. Due to changes in the market value of the stocks held by the Portfolio, it is likely that the weighting of the stocks in its portfolio will fluctuate throughout the course of the year.

The principal investment strategies and principal investment techniques of the Portfolio may be changed without shareholder approval. You will receive at least sixty (60) days’ notice of any change to the 80% investment policy set forth above.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

There can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio:

Stock Market Volatility and Securities Selection. The Portfolio invests primarily in equity securities. As with any fund that invests in equity securities, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of “growth” stocks may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which growth stocks in general have fallen. Additionally, growth stocks can be volatile for several reasons. In particular, since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Growth stocks also normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded. When investing in value stocks which are believed to be undervalued in the market, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a security judged to be undervalued may actually be appropriately priced. In addition, individual securities selected for the Fund may underperform the market generally.

Disciplined Strategy. The Portfolio will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio generally will not use certain techniques available to other mutual funds to reduce stock market exposure (e.g., derivatives for hedging purposes), the Portfolio may be more susceptible to general market declines than other mutual funds.

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PERFORMANCE INFORMATION

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year, and compare the Portfolio’s average annual returns, before and after taxes, to those of the Russell 1000® Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. Updated information on the Portfolio’s performance can be obtained by visiting www.safunds.com or can be obtained by phone at 800-858-8850 x6003.

SUNAMERICA SELECT DIVIDEND GROWTH PORTFOLIO        (Class A)

During the one-year period shown in the Bar Chart, the highest return for a quarter was 4.69% (quarter ended December 31, 2015) and the lowest return for a quarter was –8.51% (quarter ended September 30, 2015).

	Average Annual Total Returns (as of period ended December 31, 2015)
	Past One Year	Since Inception (5/2/14)
Class C	–8.40%	1.40%
Class W	–6.83%	2.24%
Class A	–12.12%	–1.33%
Return After Taxes on Distributions (Class A)	–14.47%	–3.17%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)(1)	–4.92%	–0.99%
Russell 2000 Index	0.92%	6.69%

(1)

When the return after taxes on distributions and sale of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

INVESTMENT ADVISER

The Portfolio’s investment adviser is SunAmerica.

PORTFOLIO MANAGERS

Name	Portfolio Manager of the Portfolio Since	Title
Timothy Pettee	2014	Lead Portfolio Manager, Senior Vice President and Chief Investment Strategist at SunAmerica
Timothy Campion	2014	Co-Portfolio Manager, Senior Vice President at SunAmerica
Andrew Sheridan	2014	Co-Portfolio Manager, Senior Vice President at SunAmerica

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Important Additional Information

PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio’s initial investment minimums generally are as follows:

	Class A and Class C Shares	Class W Shares
Minimum Initial Investment	•non-retirement account: $500 •retirement account: $250 •dollar cost averaging: $500 to open; you must invest at least $25 a month.	$50,000
Minimum Subsequent Investment	•non-retirement account: $100 •retirement account: $25	N/A

You may purchase or sell shares of the Portfolio each day the New York Stock Exchange (“NYSE”) is open. You should contact your broker, financial advisor or financial institution, or, if you hold your shares through the Portfolio, you should contact the Portfolio by phone at 800-858-8850, by regular mail (SunAmerica Mutual Funds c/o BFDS, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (SunAmerica Mutual Funds c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514), or via the Internet at www.safunds.com.

TAX INFORMATION

The Portfolio’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Shareholder Account Information

SELECTING A SHARE CLASS

The Portfolio offers a number of classes of shares through this Prospectus, which may include Class A, Class C and Class W shares.

Each class of shares has its own cost structure, or requirements, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.

Class A	Class C
•Front-end sales charges, as described below. There are several ways to reduce these charges, also described below. •Lower annual expenses than Class C shares.

•No front-end sales charges; all your money goes to work for you right away.

•Higher annual expenses than Class A shares.

•Deferred sales charge on shares you sell within twelve months of purchase, as described below.

•No conversion to Class A shares.

Class W

•Offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Portfolio, whose use of Class W shares will depend on the structure of the particular advisory fee-based program.

•No sales charges.

•Lower annual expenses than Class A or C shares.

CALCULATION OF SALES CHARGES

Class A. Sales charges are as follows:	Sales Charges		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more*	None	None	1.00%

*	Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%.

Investments of $1 million or more. Class A shares are offered with no front-end sales charge with respect to investments of $1 million or more. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

Class C. Shares are offered at their net asset value per share (“NAV”), without any front-end sales charge. However, there is a CDSC of 1% on shares you sell within 12 months after purchase.

Determination of CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases made during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or a reduction in sales charges under the programs described below, the shareholder must notify the Portfolio’s transfer agent (the “Transfer Agent”) (or financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to CDSCs. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Portfolio as described below under “Information and records to be provided to the Portfolio.”

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Shareholder Account Information

Reduction in Sales Charges for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Portfolio reserves the right to modify or cease offering these programs at any time without prior notice.

•

Rights of Accumulation. A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at NAV) amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular fund that were previously purchased, shares of other classes of the same fund, as well as shares of any class of any other fund or of any other funds advised by SunAmerica, as long as such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more eligible funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

•

Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase Portfolio shares, you must inform the Transfer Agent if you have entered into a Letter of Intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Portfolio at the time of your purchase of Portfolio shares that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify eligibility for reduced sales charges.

Waivers for Certain Investors for Class A shares. The following individuals and institutions may purchase Class A shares without front-end sales charges. The Portfolio reserves the right to modify or to cease offering these programs at any time.

•

Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Portfolio shares in fee-based investment products under an agreement with AIG Capital Services, Inc. (“ACS” or the “Distributor”). The financial planner, financial institution or broker-dealer must have a supplemental selling agreement and charge its client(s) an advisory fee based on the assets under management on an annual basis.

•

Participants in certain employer-sponsored benefit plans. The front-end sales charge is waived with respect to shares purchased by employer-sponsored retirement plans that offer the Portfolio as an investment vehicle, including qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, and other pension, educational and profit-sharing plans, but not IRAs.

•	Portfolio Directors and other individuals and their families who are affiliated with SunAmerica or any fund distributed by the Distributor.

•	Selling brokers and their employees and sales representatives and their families (i.e., members of a family unit comprising husband, wife and minor children).

•	Registered management investment companies that are advised by SunAmerica.

•

Financial intermediaries who have entered into an agreement with the Distributor to offer shares through a no-load network or platform, or through self-directed investment brokerage accounts, that may or may not charge a transaction fee to its customers.

Waivers for Certain Investors for Class C shares. Under the following circumstances, the CDSC may be waived on redemption of Class C Shares. The Portfolio reserves the right to modify or cease offering these programs at any time without prior notice:

•	Within one year of the shareholder’s death or becoming legally disabled (individual and spousal joint tenancy accounts only).

•

Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. (“SAFS” or the “Servicing Agent”) serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

•	To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

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•

Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under “Waivers For Certain Investors for Class A Shares,” such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

•	Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).

Other Sales Charge Arrangements and Waivers. The Portfolio and ACS offer other opportunities to purchase shares without sales charges under the programs described below. The Portfolio reserves the right to modify or cease offering these programs at any time without prior notice.

•

Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Portfolio will automatically be reinvested in additional shares of the Portfolio and share class without sales charge, at NAV per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by ACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

•

Exchange of Shares. Shares of the Portfolio may be exchanged for the same class of shares of one or more other retail funds distributed by ACS at NAV per share at the time of exchange. Please refer to “Additional Investor Services” in this Prospectus for more details about this program. In addition, in connection with advisory fee-based programs sponsored by certain financial intermediaries, and subject to the conditions set forth in the Portfolio’s SAI, shareholders may exchange their shares (i) from Class A or Class C shares of the Portfolio into Class W shares of the Portfolio and (ii) from Class W shares of the Portfolio into Class A shares of the Portfolio. Please refer to “Exchange Privilege” in the SAI for more details about these types of exchanges and the corresponding sales charge arrangements.

•

Reinstatement Privilege. Within one year of a redemption of Class A and Class C shares of the Portfolio, the proceeds of the sale may be invested in the same share class of the Portfolio or in the same share class of any other retail fund distributed by ACS without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

Information and Records to be Provided to the Portfolio. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.safunds.com and select the “Products” hyperlink. The Portfolio’s SAI also contains additional information about the sales charges and certain reductions and waivers.

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class W) of the Portfolio has its own plan of distribution pursuant to Rule 12b-1 (“Rule 12b-1 Plans”) that provides for distribution and account maintenance fees (collectively, “Rule 12b-1 Fees”) (payable to ACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	up to 0.25%
C	0.75%	up to 0.25%

Because Rule 12b-1 Fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, ACS is paid a fee of 0.15% of average daily net assets of Class W shares in compensation for providing additional shareholder services to Class W shareholders.

OPENING AN ACCOUNT (Classes A and C)

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest. The minimum initial investments for the Portfolio are as follows:

•	non-retirement account: $500

•	retirement account: $250

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Shareholder Account Information

•	dollar cost averaging: $500 to open; you must invest at least $25 a month

The minimum subsequent investments for the Portfolio are as follows:

•	non-retirement account: $100

•	retirement account: $25

The minimum initial and subsequent investments may be waived for certain fee-based programs and/or group plans held in omnibus accounts.

3.	Complete the appropriate parts of the Account Application, carefully following the instructions. If you have any questions, please contact your broker or financial adviser or call Shareholder Services at 800-858-8850.

4.	Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.	Make your initial investment using the chart on the next page. You can also initiate any purchase, exchange or sale of shares through your broker or financial adviser.

As part of your application, you are required to provide information regarding your personal identification under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the “PATRIOT Act”). If we are unable to obtain the required information, your application will be considered to be not in good order (as described below), and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day’s NAV. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver’s license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time after receipt of your application, the account will not be processed or, if processed, the Portfolio reserves the right to redeem the shares purchased and close the account. If the Portfolio closes an account in this manner, the shares will be redeemed at the NAV next calculated after the Portfolio decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax adviser for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.

Investment Through Financial Institutions. Dealers, brokers, financial advisers or other financial institutions (collectively, “Financial Institutions” or “Financial Intermediaries”) may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Portfolio directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Portfolio directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Portfolio due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Portfolio shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Portfolio shares through a Financial Institution, please call your Financial Institution or the Portfolio at 800-858-8850.

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HOW TO BUY SHARES (Classes A and C)

Buying Shares Through Your Financial Institution

You may generally open an account and buy Class A and C shares through any Financial Institution. Your Financial Institution will place your order on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Portfolio or its agents as described below under “Adding to an Account.” The Portfolio will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Trustees and other individuals who are affiliated with, or employed by an affiliate of, the Portfolio or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Portfolio or its agents as described below under “Opening an Account.”

Buying Shares Through the Portfolio

Opening an Account	Adding to an Account

By check

•  Make out a check for the investment amount, payable to the Portfolio or to SunAmerica Mutual Funds. An account cannot be opened with a Fund check.

•  Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

•  All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.

•  Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

•  Make out a check for the investment amount, payable to the Portfolio or to SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.

•  Include the stub from your Portfolio statement or a note specifying the Portfolio name, your share class, your account number and the name(s) in which the account is registered.

•  Indicate the Portfolio and account number in the memo section of your check.

•  Deliver the check and your stub or note to your broker or financial adviser, or mail them to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

By wire

•  Fax your completed application to SunAmerica Fund Services, Inc. at 816-218-0519.

•  Obtain your account number by calling Shareholder Services at 800-858-8850.

•  Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

Boston, MA

ABA #0110-00028

DDA #99029712

ATTN:   (Include name of Portfolio and share class).

FBO:       (Include account number and name(s) in which the account is registered).

Your bank may charge a fee to wire funds.

•  Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

Boston, MA

ABA #0110-00028

DDA #99029712

ATTN:   (Include name of Portfolio and share class).

FBO:       (Include account number and name(s) in which the account is registered).

Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see “Additional Investor Services.”

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Shareholder Account Information

HOW TO SELL SHARES (Classes A and C)

Selling Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Portfolio as described below under “Selling Shares Through the Portfolio.” Shares held for you in your various Financial Institution’s name must be sold through the Financial Institution.

Selling Shares Through the Portfolio

By mail

Send your request to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 West 9th Street

Kansas City, MO 64105-1514

Your request should include:

•  Your name

•  Portfolio name, share class and account number

•  The dollar amount or number of shares to be redeemed

•  Any special payment instructions

•  The signature of all registered owners exactly as the account is registered, and

•  Any special documents required to assure proper authorization

On overnight mail redemptions, a $25 fee will be deducted from your account.

By phone
• Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. Eastern time on most business days. • Or, for automated 24-hour account access, call FastFacts at 800-654-4760.

By wire

If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. Eastern time on most business days. Otherwise, you must provide, in writing, the following:

•  The Portfolio name, share class and account number you are redeeming

•  Bank or Financial Institution name

•  ABA routing number, and

•  Account registration

If account registration at your bank is different than your account at SunAmerica, your request must be Medallion Guaranteed. A notarization is not acceptable.

Minimum amount to wire money is $250. A $15 fee per fund will be deducted from your account.

By internet
Visit our website at www.safunds.com, and select the “View My Portfolio” hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see “Additional Investor Services.”

Certain Requests Require A Medallion Guarantee:

To protect you and the Portfolio from fraud, the following redemption requests must be in writing and include a Medallion Guarantee (although there may be other situations that also require a Medallion Guarantee) if:

•	Redemptions of $100,000 or more

•	The proceeds are to be payable other than as the account is registered

•	The redemption check is to be sent to an address other than the address of record

•	Your address of record has changed within the previous 30 days

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•	Shares are being transferred to an account with a different registration

•	Someone (such as an Executor) other than the registered shareholder(s) is redeeming shares (additional documents may be required).

You can generally obtain a Medallion Guarantee from the following sources:

•	A broker or securities dealer

•	A federal savings, cooperative or other type of bank

•	A savings and loan or other thrift institution

•	A credit union

•	A securities exchange or clearing agency.

A notary public CANNOT provide a Medallion Guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (Class W)

Class W shares of the Portfolio are offered exclusively for sale through advisory fee-based programs sponsored by certain Financial Intermediaries and any other institutions having agreements with the Portfolio, whose use of Class W shares will depend on the structure of the particular advisory fee-based program. The minimum initial investment for Class W shares of the Portfolio is $50,000 and there is no minimum subsequent investment. The minimum initial investment for Class W shares may be waived for certain fee-based programs. Inquiries regarding the purchase, redemption or exchange of Class W shares or the making or changing of investment choices should be directed to your financial adviser.

TRANSACTION POLICIES

Valuation of shares. The NAV for the Portfolio and each class is determined each business day at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for the Portfolio may also be calculated on any other day in which the Adviser determines that there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE, unless, in accordance with pricing procedures established and approved by the Portfolio’s Board of Directors (the “Board of Directors” or the “Board”), the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures established and periodically reviewed and approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Investment in registered investment companies that do not trade on an exchange are valued at the end of the day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of fair value pricing.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside of the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Buy and sell prices. When you buy Class A or Class C shares, you pay the NAV plus any applicable sales charges, as described above. When you sell Class A or Class C shares, you receive the NAV minus any applicable CDSCs. When you buy Class W shares, you pay the NAV. When you sell Class W shares, you receive the NAV.

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Shareholder Account Information

Execution of requests. The Portfolio is open on those days when the NYSE is open for regular trading (“Portfolio business day”). The Portfolio executes buy and sell requests at the next NAV to be calculated after the Portfolio receives your request in good order. A purchase, exchange or redemption order is in “good order” when the Portfolio, ACS and/or its agent, receives all required information, including properly completed and signed documents. If the Portfolio, ACS or its agent receives your order before the Portfolio’s close of business (generally 4:00 p.m., Eastern time), you will receive that day’s closing price. If the Portfolio, ACS or its agent receives your order after that time, you will receive the next business day’s closing price. The Portfolio reserves the right to reject any order to buy shares.

Certain qualified Financial Institutions may transmit an investor’s purchase or redemption order to the Portfolio’s Transfer Agent after the close of regular trading on the NYSE on a Portfolio business day. As long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day, the investor will then receive the NAV of the Portfolio’s shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Portfolio business day. Financial Institutions are responsible for instituting procedures to ensure that purchase and redemption orders by their respective clients are processed expeditiously.

The payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission (“SEC”). The Portfolio and its agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to Office of Foreign Assets Control regulations; (ii) where the Portfolio or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when certain notifications have been received by the Portfolio or its agents that there is a dispute between the registered or beneficial account owners.

The Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares.

If the Portfolio determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment of redemption proceeds wholly or partly in cash, the Portfolio may pay the redemption price by a distribution in kind of securities from the Portfolio in lieu of cash. At various times, the Portfolio may be requested to redeem shares for which it has not yet received good payment. The Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., wire transfer or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Portfolio is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of the Portfolio for shares of the same class of any other retail fund distributed by ACS. Such exchange may constitute a taxable event for U.S. federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under “Additional Investor Services.”

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

The Portfolio may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Portfolio at all times also reserves the right to restrict, reject or cancel any exchange transactions, for any reason, without notice. For example, the Portfolio may refuse any sale of Portfolio shares through an exchange by any investor or group if, in the Portfolio’s judgment, the trade: (i) may interfere with the efficient management of the Portfolio’s portfolio; (ii) may appear to be connected with a strategy of market timing (as described below under “Market Timing Trading Policies and Procedures” section); or (iii) may have the potential of otherwise adversely affecting the Portfolio. In making a decision to reject an exchange request, the Portfolio may consider, among other factors, the investor’s trading history in the Portfolio and in other SunAmerica Mutual Funds.

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Rejected exchanges. If the Portfolio rejects an exchange request involving the sale of Portfolio shares, the rejected exchange request will also mean that there will be no sales of the shares that would have been used for the exchange purchase. Of course, you may generally redeem shares of the Portfolio at any time, subject to any applicable CDSCs.

Certificated shares. The Portfolio does not issue certificated shares.

Portfolio holdings. A schedule of the Portfolio’s complete holdings, current as of month-end, will be available on the Portfolio’s website approximately 30 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Portfolio files with the SEC its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Portfolio’s website at www.safunds.com or by calling 800-858-8850, ext. 6003. The Portfolio may terminate or modify this policy at any time without further notice to shareholders. A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Portfolio discourages excessive or short-term trading, often referred to as “market timing,” and seeks to restrict or reject such trading or take other action, as described below, if in the judgment of the Portfolio or any of its service providers, such trading may interfere with the efficient management of the Portfolio, may materially increase the Portfolio’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Portfolio and its shareholders. The Portfolio’s Board of Directors has determined that the Portfolio should not serve as a vehicle for frequent trading and has adopted policies and procedures with respect to such trading, which are described in this section.

All Portfolio shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Transfer Agent. While the Portfolio’s expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Portfolio’s Prospectus, the Portfolio may be limited in its ability to monitor the trading activity or enforce the Portfolio’s market timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, should it occur, the Portfolio may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of the Portfolio, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive short-term trading may interfere with efficient management of the Portfolio, increase the Portfolio’s transactions costs, administrative costs and taxes and/or impact Portfolio performance.

In addition, if the nature of the Portfolio’s holdings expose the Portfolio to investors who engage in the type of excessive short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the NAV of the fund’s shares, sometimes referred to as “arbitrage market timing,” there is the possibility that such trading, under certain circumstances, may dilute the value of Portfolio shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund’s portfolio holdings and the NAV of the fund’s shares. The Portfolio has adopted certain fair valuation practices intended to protect the Portfolio from arbitrage market timing and other trading practices that seek to exploit variations in valuation that arise from the nature of the securities held by the Portfolio. However, to the extent the Portfolio’s NAV does not immediately reflect a change in market conditions, short-term trading may dilute the value of the Portfolio’s shares.

Market timing procedures. The Portfolio’s procedures include committing staff of SAFS to monitor trading activity in the Portfolio on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to the Portfolio. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the Financial Intermediary, the Portfolio’s investment objective, the size of the Portfolio and the dollar amount of the transaction. In the event that such trading activity is identified, and the Portfolio and its service providers in their sole discretion conclude that such trading may be detrimental to the Portfolio, the Portfolio reserves the right to temporarily or permanently bar your future purchases into the SunAmerica funds or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

ACS has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Portfolio pursuant to which the Financial Intermediary undertakes to provide certain information to the Portfolio, including trading information, and also agrees to execute certain instructions from the Portfolio in connection with the Portfolio’s market timing policies. In certain circumstances, the Portfolio may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Portfolio believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of the Portfolio. A Financial Intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the Portfolio’s policy.

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Shareholder Account Information

The Portfolio may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Portfolio using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Portfolio against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the Financial Intermediary may use alternative techniques that the Portfolio considers to be a reasonable substitute for such a block.

Though implementation of the Portfolio’s procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Portfolio and its service providers seek to make judgments that are consistent with the interests of the Portfolio’s shareholders. There is no assurance that the Portfolio or its service providers will gain access to any or all information necessary to detect market timing. While the Portfolio will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Portfolio cannot represent that such trading activity can be completely eliminated.

Revocation of market timing trades. Transactions placed in violation of the Portfolio’s market timing trading policies are not necessarily deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next Portfolio business day following receipt by the Portfolio.

ADDITIONAL INVESTOR SERVICES (Classes A and C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder Services at 800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any retail fund of your choice distributed by ACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging does not assure profit or protect against a loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

Systematic Withdrawal Plan may be used for periodic withdrawals from your account. The periodic withdrawal amount may be determined either by specifying a fixed dollar amount, or by specifying a percentage of your account assets. The periodic withdrawal amount may not exceed 12% per year based on the value of your account at the time the Plan is established or at the time of withdrawal. To use the Systematic Withdrawal Plan:

•	Make sure you have at least $5,000 worth of shares in your account.

•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

•

Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a Medallion Guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. The Portfolio reserves the right to reject withdrawal requests that are less than $50.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

•	Make sure your dividends and capital gains are being reinvested.

Systematic Exchange Program may be used to exchange shares of the Portfolio periodically for the same class of shares of one or more other retail funds distributed by ACS. To use the Systematic Exchange Program:

•	Specify the Portfolio(s) from which you would like money withdrawn and into which you would like money invested.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•	Specify the amount(s). The Portfolio reserves the right to reject exchange requests that are less than $50.

•	Accounts must be registered identically; otherwise a Medallion Guarantee will be required.

Retirement plans. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (k) plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by ACS with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 800-858-8850, ext. 6074.

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TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Account Mailings:

Account statements. Generally, account statements are provided to dealers and shareholders on a quarterly basis.

Transaction confirmations. Generally, you will receive an account confirmation:

•	after every transaction that affects your account balance (except a dividend reinvestment, automatic purchase or automatic redemption, or systematic exchange); and

•	after any change of name or address of the registered owner(s), or after certain account option changes.

IRS tax forms. After the close of every calendar year you should also receive, if applicable, an IRS Form 1099 tax information statement.

These mailings apply to accounts opened through the Portfolio. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual and Semi-annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.safunds.com, and select the “Go Paperless” hyperlink (Note: this option is only available to accounts opened through the Portfolio.)

Dividends. The Portfolio generally distributes most or all of its net earnings in the form of dividends. Income dividends, if any, are paid quarterly by the Portfolio. Capital gains distributions, if any, are paid at least annually by the Portfolio. The Portfolio reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Dividend reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio and share class on which they were paid, unless you elect in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash. Alternatively, dividends and distributions may be reinvested in any fund distributed by ACS, or you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder/Dealer Services at 800-858-8850 to change dividend and distribution payment options.

Taxability of dividends. As long as the Portfolio meets the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Dividends you receive from the Portfolio, whether reinvested or taken as cash, are generally considered taxable. The Portfolio intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Portfolio holds its assets). Distributions of investment income reported by the Portfolio as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, the Portfolio must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Portfolio’s shares, for the lower tax rates to apply.

Some dividends paid in January, if declared in the previous quarter, will be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you after the close of every calendar year details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional.

Recent regulations require the Portfolio to report to the IRS, and furnish to shareholders, the cost basis information for shares purchased on or after January 1, 2012, and sold on or after that date. The Portfolio will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, the Portfolio will use the average cost method with respect to that shareholder.

Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

“Buying into a dividend.” You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

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Shareholder Account Information

Taxability of transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. An exchange of shares you currently hold in one class of the Portfolio for shares of another class of the Portfolio will generally not constitute a taxable transaction for federal income tax purposes. You should talk to your tax adviser before making an exchange.

Other tax considerations. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies or unless the dividends are reported by the Portfolio as being paid in respect of the Portfolio’s “qualified net interest income” or “qualified short-term capital gains,” as discussed in the SAI. However, withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares in the Portfolio. A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. For more information about these requirements, see the SAI.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

By law, the Portfolio must withhold 28% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current United States federal income tax law of an investment in the Portfolio. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Portfolio under all applicable laws.

Small accounts (other than Class W). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Portfolio may close out your account and mail you the proceeds. Alternatively, you may be charged an annual fee of $24 to maintain your account. Your account will not be closed if its drop in value is due to Portfolio performance, the effects of sales charges, or administrative fees (for retirement plans only). Certain minimum balance requirements may be waived at the Adviser’s discretion. The involuntary redemptions in small accounts described above do not apply to shares held in omnibus accounts maintained by Financial Intermediaries.

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More Information About the Portfolio

PORTFOLIO INVESTMENT STRATEGIES

The Portfolio has its own investment goal and a strategy for pursuing it. The chart summarizes information about the Portfolio’s investment approach. Following this chart is a Glossary that further describes the investment and risk terminology that we use. Please review the Glossary in conjunction with this chart.

The investment goals of the Portfolio may be changed without shareholder approval.

SunAmerica Select Dividend Growth Portfolio
What are the Portfolio’s investment goals?	Capital appreciation, and secondarily, current income
What principal investment strategies does the Portfolio use to implement its investment goal?	Value and Growth
What are the Portfolio’s principal investment techniques?	The principal investment technique of the Portfolio is to employ a “buy and hold” strategy with up to forty dividend paying equity securities selected annually from the Russell 1000® Index. At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in dividend paying equity securities.
What are the Portfolio’s other significant (non-principal) investments?	•None
What other types of securities may the Portfolio normally invest in as part of efficient portfolio management and which may produce some income?	•Short-term investments •Futures •Exchange-traded funds
What risks may affect the Portfolio?	Principal Risks: •Stock market volatility •Securities Selection •Disciplined Strategy Non-principal Risks: •Affiliated fund-rebalancing •Futures contracts •Exchange-traded funds

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More Information About the Portfolio

GLOSSARY

INVESTMENT AND OTHER TERMINOLOGY

Annual rebalancing. The Portfolio will rebalance its holdings on an annual basis, immediately after which the Portfolio will hold approximately an equal value of each of the stocks selected. SunAmerica will implement the rebalancing by purchasing new securities that meet the selection criteria, selling securities that no longer meet the selection criteria, and adjusting the Portfolio’s ownership of securities that continue to meet the criteria in order to achieve the proper weightings of each of the securities.

Capital appreciation is growth of the value of an investment.

Current income means money that is received on an ongoing basis from investments.

Equity securities include common and preferred stocks, convertible securities, warrants and rights.

Exchange-traded funds (“ETFs”) are generally structured as investment companies and are traded like traditional equity securities on a national securities exchange. ETFs are typically designed to represent a fixed portfolio of securities designed to track a particular market index. The Portfolio will generally invest in ETFs in order to increase its investment exposure pending investment of cash by allowing the Portfolio’s cash assets to perform more like securities, while maintaining liquidity.

Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of May 29, 2015, the market capitalization range of companies in the Russell 1000® Index was approximately $2.4 billion to $750.55 billion, which range will vary daily.

Market capitalization represents the total market value of the outstanding securities of a corporation.

A futures contract, a type of derivative security, is a standardized contract, traded on a futures exchange, to buy or sell a certain underlying instrument at a certain date in the future, at a specified price. An index futures contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and closes out an index futures contract, the Portfolio realizes a gain or loss.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide the Portfolio with sufficient liquidity to meet redemptions and cover expenses.

Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of May 29, 2015, the market capitalization range of companies in the Russell 2000® Index was approximately $177 million to $4.30 billion, which range will vary daily.

Total return is achieved through both capital appreciation and income.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

RISK TERMINOLOGY

Affiliated fund rebalancing: The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “fund of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Disciplined strategy: The Portfolio will not deviate from its investment strategy, which entails buying and holding stocks selected through the selection criteria described under “Principal Investment Strategies and Techniques of the Portfolio” on page 3 of this Prospectus (except under certain circumstances, such as if necessary to comply with federal tax laws applicable to the Portfolio). The Portfolio will not generally sell stocks in its portfolio and buy different stocks except during its annual

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rebalancing or as otherwise set forth in this Prospectus, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

Exchange-traded funds: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF typically represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Portfolio could lose money investing in an ETF.

Futures contracts: The price volatility of futures contracts has been historically greater than that for traditional securities such as stocks and bonds. The risks associated with the Portfolio’s use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying instrument that it is designed to track (e.g., an equity index); (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (iii) if the Portfolio has insufficient cash to meet margin requirements, the Portfolio may need to sell other investments, including at disadvantageous times; and (iv) although the Portfolio will generally purchase only exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the Portfolio may be unable to close out its futures contracts at a time which is advantageous.

Securities selection: A strategy used by the Portfolio, or securities selected by its Adviser, may fail to produce the intended return.

Small- and mid-market capitalization: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

Stock market volatility: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Portfolio’s portfolio.

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Portfolio Management

Adviser. SunAmerica manages the Portfolio, provides various administrative services, and supervises the daily business affairs of the Portfolio. SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Portfolio with unaffiliated subadvisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for new or existing funds managed by the Adviser, change the terms of particular agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a fund have the right to terminate an agreement with subadvisers for that fund at any time by a vote of the majority of the outstanding voting securities of such fund. Shareholders will be notified of any subadviser changes. The termination and subsequent replacement of a subadviser can increase transaction costs and portfolio turnover rates, which may result in distributions of short-term capital gains and other tax consequences to shareholders. The order also permits a fund to disclose the Subadvisers’ fees only in the aggregate for the fund.

SunAmerica is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered approximately $74.3 billion of assets as of December 31, 2015. In addition to managing the Portfolio, SunAmerica serves as investment adviser, manager and/or administrator for VALIC Company I, VALIC Company II, SunAmerica Specialty Series, Anchor Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., Seasons Series Trust, SunAmerica Senior Floating Rate Fund, Inc. and SunAmerica Series Trust.

As compensation for its services in managing the Portfolio, SunAmerica receives a monthly fee, before any advisory fee waivers, at an annual rate equal to the following percentage of average daily net assets:

Portfolio	Rate of Advisory Fee
SunAmerica Select Dividend Growth Portfolio	0.75%

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent noted in the footnotes of the Fee and Expense Table for the Portfolio. Any waivers or reimbursements with respect to the Portfolio are subject to recoupment within two years after the occurence of the waiver and/or reimbursement, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver or reimbursement occurred. The Expense Limitation Agreement will continue in effect indefinitely, unless terminated by the Board of Directors, including a majority of the Independent Directors. The potential recoupment is accounted for as a possible contingent liability that is not recordable on the balance sheet of the Portfolio until collection is probable, but appears as a footnote disclosure to the Portfolio’s financial statements. At such time as it appears probable that the Portfolio is able to effect such recoupment and that SunAmerica intends to seek such recoupment, the amount of the recoupment will be accrued as an expense of the Portfolio for that current period.

Additional Information About SunAmerica

A discussion regarding the basis for the Board’s approval of the investment advisory agreement for the Portfolio is available in its annual report to shareholders for the period ended October 31, 2015.

Distributor. ACS distributes the Portfolio’s shares. The Distributor, a SunAmerica affiliate, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under the Portfolio’s Class A and Class C Rule 12b-1 Plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor in connection with sales of shares of the Portfolio). This compensation may include: (i) full reallowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Portfolio, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Portfolio. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Broker-dealers may not use sales of the Portfolio’s shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

In certain instances, SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other Financial Intermediaries described above. In addition, SunAmerica, the Distributor or their affiliates (including the Servicing Agent) may make substantial payments to broker-dealers or other Financial Intermediaries and

22

service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or Financial Intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Portfolio shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more funds managed and/or administered by the Adviser. In some circumstances, those types of payments may relate to the Portfolio’s inclusion on a Financial Intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other Financial Intermediary or its representatives to recommend or offer shares of the Portfolio to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or Financial Intermediary for more details about any such payments it receives.

Payments by SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Portfolio’s Class A and Class C Rule 12b-1 Plans. Payments by other affiliates are out of their own resources.

Financial Institution Compensation. If you purchase shares of the Portfolio through a Financial Institution, the Portfolio, SunAmerica, the Distributor or their affiliates may pay the Financial Institution for the sale of Portfolio shares and related services, as described above. These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Institution’s website for more information.

Servicing Agent. SAFS assists the Transfer Agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, is paid a monthly fee by the Portfolio for its services at the annual rate of 0.22% of average daily net assets of Class A, Class C and Class W shares.

SunAmerica, the Distributor and Servicing Agent are located in Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

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Portfolio Management

The following individuals are the portfolio managers of the Portfolio:

Name and Title of Portfolio Manager	Experience
Timothy Pettee Lead Portfolio Manager, Senior Vice President and Chief Investment Strategist	Mr. Pettee joined SunAmerica in 2003. He is Chief Investment Strategist and Lead Portfolio Manager for a number of SunAmerica products. Prior to joining SunAmerica, he was Executive Vice President and Global Director of Research for Schroder Investment Management. His investment experience dates from 1980.

Timothy Campion Co-Portfolio Manager, Senior Vice President	Mr. Campion joined SunAmerica in February 2012, and is a Senior Portfolio Manager. Prior to joining SunAmerica, he held investment-related positions at PineBridge Investments, LLC and AIG Investments where he was part of the asset allocation team. While there, he was also responsible for management and trading of a wide variety of index funds, including domestic and international equities, and fixed-income securities. His investment experience dates from 1996.

Andrew Sheridan Co-Portfolio Manager, Senior Vice President	Mr. Sheridan joined SunAmerica in 2003, and is a Senior Portfolio Manager. While at SunAmerica he also served as an equity research analyst. Prior to joining SunAmerica, he worked in the research department at U.S. Trust and the market research division of Greenwich Associates. His investment experience dates from 1999.

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Financial Highlights

The Financial Highlights table for the Portfolio is intended to help you understand the Portfolio’s financial performance for the past 5 years or since inception. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, are incorporated by reference in the SAI, which is available upon request.

Period Ended	Net Asset Value beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets(3)		Ratio of net invest- ment income (loss) to average net assets(3)		Portfolio Turnover
						Class A
05/02/14@-10/31/14	$15.00	$0.11	$0.73	$0.84	$(0.10)	$—	$(0.10)	$15.74	5.60%	$56,419	1.69	%(4)	1.40	%(4)	4%
10/31/15	15.74	0.34	(0.04)	0.30	(0.34)	(0.02)	(0.36)	15.68	1.94	52,244	1.48		2.08		79
						Class C
05/02/14@-10/31/14	$15.00	$0.05	$0.74	$0.79	$(0.06)	$—	$(0.06)	$15.73	5.27%	$108	2.37	%(4)	0.66	%(4)	4%
10/31/15	15.73	0.06	0.09	0.15	(0.24)	(0.02)	(0.26)	15.62	0.96	1,351	2.37	(3)	0.41	(3)	79
						Class W
05/02/14@-10/31/14	$15.00	$0.12	$0.73	$0.85	$(0.11)	$—	$(0.11)	$15.74	5.69%	$106	1.52	%(4)	1.51	%(4)	4%
10/31/15	15.74	0.32	(0.03)	0.29	(0.36)	(0.02)	(0.38)	15.65	1.86	108	1.52		2.01		79

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/14(4)	10/31/15
SunAmerica Select Dividend Growth A	0.00%	0.11%
SunAmerica Select Dividend Growth C	19.34	2.01
SunAmerica Select Dividend Growth W	19.57	19.46

(4)	Annualized
@	Commencement of Operations

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For More Information

The following documents contain more information about the Portfolio and are available free of charge upon request:

Annual and Semi-annual Reports. Additional information about the Portfolio is contained in the financial statements and portfolio holdings in the Portfolio’s Annual and Semi-annual Reports. In the Portfolio’s Annual Report, you will find a discussion of the investment operations and the factors that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI contains additional information about the Portfolio’s policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this Prospectus.

You may obtain copies of these documents or ask questions about the Portfolio by contacting SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at www.safunds.com, or by calling your broker or financial adviser.

View your account online!

Visit our website at www.safunds.com and register in order to:

•	View your account and portfolio balance(s)

•	View the transaction history of your account(s)

•	See the NAV of the Portfolio(s) you own

•	Perform financial transactions (some limitations apply)

•	Update account information (some limitations apply)

•	Access year-to-date tax summary information

•	View the dealer information on your account(s)

For Broker/Dealers: You can view your clients’ account information online by visiting our website at www.safunds.com and clicking on the “Financial Advisors” link and following the registration prompt which will bring you to the Advisor Center where you will need to click on the DST Vision link. Please call 800-858-8850, x6003 for registration assistance, if needed.

View your shareholder reports online!

Enroll for electronic delivery of Prospectuses and Annual Reports by visiting our website at www.safunds.com and clicking on the “Go Paperless!” icon to register. Why Go Paperless?

•	Immediate receipt of important Portfolio information

•	Elimination of bulky documents from personal files

•	Reduction of the Portfolio’s printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us online if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Portfolio. All personal information is encrypted and is completely secure.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC, Washington, D.C. Call 202-551-8090 for information on the operation of the Public Reference Room. Information about the Portfolio is also available on the EDGAR Database on the SEC website at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG Capital Services, Inc.

INVESTMENT COMPANY ACT

File No. 811-07797

Go Paperless!!

Did you know that you have the option to

receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It’s Quick — Fund documents will be received faster than via traditional mail.

It’s Convenient — Elimination of bulky documents from personal files.

It’s Cost Effective — Reduction of your Fund’s printing and mailing costs.

To sign up for electronic delivery, follow

these simple steps:

1	Go to www.safunds.com

2	Click on the link to “Go Paperless!!”

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

Distributed by AIG Capital Services, Inc.

Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

www.safunds.com

S5118SDG – 2/16

SUNAMERICA SERIES, INC.

Statement of Additional Information

dated February 29, 2016

Harborside Financial Center	General Marketing and
3200 Plaza 5	Shareholder Information
Jersey City, NJ 07311-4992	(800) 858-8850

SunAmerica Series, Inc. (the “Fund”) consists of six different portfolios: Focused Dividend Strategy Portfolio, SunAmerica Strategic Value Portfolio, Focused Dividend Strategy II Portfolio, SunAmerica Select Dividend Growth Portfolio, Focused Balanced Strategy Portfolio and Focused Multi-Asset Strategy Portfolio. This Statement of Additional Information (“SAI”) relates only to two of the portfolios: Focused Dividend Strategy II Portfolio (“Dividend Strategy II Portfolio”) and SunAmerica Select Dividend Growth Portfolio (“Select Dividend Growth Portfolio”) (each, a “Portfolio,” and collectively, the “Portfolios”). Each Portfolio has distinct investment objectives.

This SAI is not a Prospectus, but should be read in conjunction with each Prospectus of the Dividend Strategy II Portfolio and the Select Dividend Growth Portfolio dated February 29, 2016. The SAI expands upon and supplements the information contained in the current Prospectus of each Portfolio, and should be read in conjunction with each Prospectus. Each Prospectus is incorporated by reference into this SAI and this SAI is incorporated by reference into each Prospectus. The audited financial statements from the SunAmerica Select Dividend Growth Portfolio’s Annual Report have been incorporated by reference into this SAI. You may request a copy of a Prospectus or Annual Report, when available, at no charge by calling 800-858-8850. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

Each Portfolio is managed by SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”).

Class	Focused Dividend Strategy II Portfolio Ticker Symbols	SunAmerica Select Dividend Growth Portfolio Ticker Symbols
A Shares	FDDAX*	SDVAX
C Shares	FDDCX*	SDVCX
W Shares	FDDWX*	SDVWX

*	Not currently offered for sale.

No dealer, salesperson or other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in a Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, SunAmerica Asset Management, LLC or AIG Capital Services, Inc. This SAI and the Prospectuses do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

ii

HISTORY OF THE FUND

The Fund, organized as a Maryland corporation on July 3, 1996, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund currently consists of six Portfolios: Focused Dividend Strategy Portfolio, SunAmerica Strategic Value Portfolio, Focused Dividend Strategy II Portfolio, SunAmerica Select Dividend Growth Portfolio, Focused Multi-Asset Strategy Portfolio and Focused Balanced Strategy Portfolio. The Dividend Strategy Portfolio, Strategic Value Portfolio, Dividend Strategy II Portfolio and Select Dividend Growth Portfolio are diversified, as that term is defined in the 1940 Act. Each Portfolio offers different classes, including Class A, Class B, Class C, and Class W shares. Class A and Class B shares of the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio and the Value Portfolio commenced offering on November 19, 1996. Class C shares of those Portfolios commenced offering March 6, 1997. Class A, Class B and Class C shares of the Large-Cap Growth Portfolio, the Large-Cap Blend Portfolio, the Large-Cap Value Portfolio and Small-Cap Value Portfolio commenced offering October 15, 1997. On March 31, 1998, the Directors approved the creation of the Focus Portfolio, which commenced offering on June 1, 1998. On December 1, 1998, Class C shares of each of the Portfolios except Focus Portfolio were redesignated as Class II shares. On April 1, 1999, the Large-Cap Blend Portfolio changed its name to the Focused Growth and Income Portfolio. On October 19, 1999, the Directors approved the creation of the Focused Value Portfolio, which commenced offering on November 1, 1999. Effective on February 28, 2001, the Focus Portfolio changed its name to the Focused Growth Portfolio and the Aggressive Growth Portfolio changed its name to the Multi-Cap Growth Portfolio. The Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Multi-Cap Value Portfolio, Small-Cap Value Portfolio and Focused Growth Portfolio each also offer Class Z shares. The Class Z shares of the Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio commenced offering on April 1, 1998. The Class Z shares of the Focused Growth Portfolio commenced offering on April 1, 1999. On February 17, 2000, the Directors approved the creation of the Focused TechNet Portfolio, which commenced offering on May 1, 2000. The Class Z shares of the Focused TechNet Portfolio commenced offering on October 3, 2000. The Class X shares of the Focused Growth and Income Portfolio and Focused Multi-Cap Growth commenced offering on January 30, 2002 and August 1, 2002 respectively.

On August 22, 2001, the Board of Directors of the Fund (the “Board” or “Directors”) approved the renaming of the Value Portfolio to the Multi-Cap Value Portfolio, effective November 16, 2001, the creation of the Small-Cap Growth Portfolio, effective November 16, 2001, offering Classes A, B, II and I; and authorized Class I for all Portfolios. The Small-Cap Growth Portfolio was the survivor of a reorganization with Small Cap Growth Fund of North American Funds (the “Prior Small Cap Growth Fund”), which was consummated on November 16, 2001. The Directors also approved the creation of the Focused International Portfolio and authorized Classes A, B, II, I and Z; the Fund commenced offering Classes A, B and II on November 1, 2001. Class I of the Multi-Cap Value Portfolio commenced on November 16, 2001. On November 16, 2001, the International Equity Portfolio reorganized with the International Equity Fund of SunAmerica Equity Funds and three series of North American Funds. Shares of the International Equity Portfolio of the Fund are no longer offered.

On April 11, 2002, the Board called a shareholder meeting for the purposes of reorganizing the Large Cap Growth Portfolio into the Focused Large-Cap Growth Portfolio, and the Mid-Cap Growth Portfolio into the Focused Multi-Cap Growth Portfolio. On April 11, 2002, the Board approved the renaming of certain portfolios of the Fund as follows: The Large-Cap Value Portfolio to the “Focused Large-Cap Value Portfolio,” the Small-Cap Value Portfolio to the “Focused 2000 Value Portfolio,” the Multi-Cap Value Portfolio to the “SunAmerica Value Fund,” the Small-Cap Growth Portfolio to the “Focused 2000 Growth Portfolio,” the Multi-Cap Growth Portfolio to the “Focused Multi-Cap Growth Portfolio,” the Focused Value Portfolio to the “Focused Multi-Cap Value Portfolio,” the Focused International Portfolio to the “Focused International Equity Portfolio,” and the Focused Growth Portfolio to the “Focused Large-Cap Growth Portfolio.”

On September 6, 2002, the Large-Cap Growth Portfolio and the Mid-Cap Growth Portfolio reorganized into the Focused Large-Cap Growth Portfolio and Focused Multi-Cap Growth Portfolios, respectively. Shares of the Large-Cap Growth and Mid-Cap Growth Portfolios are no longer offered. On October 30, 2003, the Directors approved the reorganization of the SunAmerica Value Fund into the SunAmerica Value Fund of SunAmerica Equity Funds. On October 30, 2003, the Directors approved the creation of the Focused Dividend Strategy Portfolio offering Classes A, B, II and I. The Focused Dividend Strategy Portfolio is the survivor of a reorganization with the Focused Dividend Strategy Portfolio of SunAmerica Equity Funds (the “Prior Focused Dividend Strategy Portfolio”), was consummated on February 20, 2004.

At a meeting of the Fund’s Board held on October 30, 2003, the Board approved a name change for the Fund: Effective January 1, 2004, the name SunAmerica Style Select Series, Inc. was changed to SunAmerica Focused Series, Inc.

On January 15, 2004, the Board approved the redesignation of Class II shares as Class C shares for each of the Portfolios, to be effective on February 20, 2004. On December 1, 2004, the Directors approved the establishment of the Focused Mid-Cap Growth Portfolio and the Focused Mid-Cap Value Portfolio both of which commenced offering on August 3, 2005. On

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December 1, 2004 the Board approved changing the names of the Focused 2000 Value Portfolio and the Focused 2000 Growth Portfolio to the Focused Small-Cap Value and the Focused Small-Cap Growth Portfolio, respectively.

On August 30, 2005, the Board approved the liquidation of Class X shares of both the Focused Growth and Income Portfolio and the Focused Multi-Cap Growth Portfolio. On November 9, 2006, the Board approved the redesignation of the names of the Focused Multi-Cap Growth Portfolio and the Focused Multi-Cap Value Portfolio to the Focused Growth Portfolio and the Focused Value Portfolio, respectively.

On January 22, 2007, the Directors approved the establishment of the Focused StarALPHA Portfolio.

On October 24, 2007, the Board approved the termination of sales of I Class shares of each of the Focused Mid-Cap Growth and Focused Mid-Cap Value Portfolios. Effective October 25, 2007 Class I shares of these Portfolios are no longer offered for sale.

On August 26, 2008, the Directors approved the reorganization of the Focused International Equity Portfolio into the International Equity Fund, a series of SunAmerica Equity Funds. The reorganization was approved by shareholders of the Focused International Equity Portfolio on December 16, 2008, and became effective on January 12, 2009.

On June 9, 2009, the Board of Directors of the Fund approved the creation of Class I shares of the Growth and Income Portfolio. Class I of the Growth and Income Portfolio commenced offering on August 28, 2009.

On June 2, 2009, the Directors approved the reorganization of the Focused Large-Cap Value Portfolio into the SunAmerica Value Fund, a series of SunAmerica Equity Funds. The reorganization was approved by shareholders of the Focused Large-Cap Value Portfolio on October 16, 2009, and became effective on October 26, 2009.

On June 2, 2009, the Directors approved the reorganization of the Focused Mid-Cap Value Portfolio into the SunAmerica Small-Cap Value Portfolio, a series of SunAmerica Series, Inc. The reorganization was approved by shareholders of the Focused Mid-Cap Value Portfolio on October 16, 2009, and became effective on October 26, 2009.

On June 2, 2009, the Directors approved the reorganization of the Focused Mid-Cap Growth Portfolio into the Focused Small-Cap Growth Portfolio, a series of SunAmerica Series, Inc. The reorganization was approved by shareholders of the Focused Mid-Cap Growth Portfolio on October 16, 2009, and became effective on December 7, 2009.

On December 6, 2010, the Directors approved the renaming of the Focused Value Portfolio to the SunAmerica Strategic Value Portfolio, effective February 28, 2011.

On December 6, 2010, the Directors approved the renaming of the Fund from SunAmerica Focused Series, Inc. to SunAmerica Series, Inc., effective February 28, 2011.

On March 6, 2012, the Directors approved the reorganization of each of the Focused Growth Portfolio, Focused Technology Portfolio and Focused StarALPHA Portfolio into SunAmerica Focused Alpha Growth Fund, a series of SunAmerica Specialty Series, and approved the reorganization of Focused Growth and Income Portfolio into SunAmerica Focused Alpha Large-Cap Fund, also a series of SunAmerica Specialty Series. The organizations were approved by the shareholders on July 31, 2012 and became effective on August 13, 2012.

On March 5, 2013, the Board of Directors approved the creation of Class W shares of the Focused Dividend Strategy Portfolio.

On March 8, 2013, the Directors approved the reorganization of Focused Small-Cap Growth Portfolio and Focused Small-Cap Value Portfolio into SunAmerica Focused Alpha Growth Portfolio, a series of SunAmerica Specialty Series, and SunAmerica Strategic Value Portfolio, a series of the Fund. Each reorganization was approved by shareholders on June 20, 2013 and became effective on July 22, 2013. On July 19, 2013, the Directors approved the reorganization of Focused Large-Cap Growth Portfolio into SunAmerica Focused Alpha Large-Cap Fund, a series of SunAmerica Specialty Series. The reorganization was approved by shareholders on October 10, 2013 and became effective on October 28, 2013.

On December 3, 2013, the Directors approved the establishment of the SunAmerica Select Dividend Growth Portfolio. On January 22, 2014, the Directors approved the establishment of the Focused Dividend Strategy II Portfolio. The Directors approved offering Class A, C and W shares for both the Select Dividend Growth and Dividend Strategy II Portfolios. The Dividend Strategy II Portfolio is not offered for sale as of the date of this SAI.

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On December 2, 2014, the Strategic Value Portfolio stopped offering Class B shares to new or existing shareholders. On January 27, 2015, all outstanding Class B shares of the Strategic Value Portfolio were converted to Class A shares of the Portfolio.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of each of the Portfolios are described in each Portfolio’s Prospectus. Certain types of securities in which the Portfolios may invest and certain investment practices that the Portfolios may employ are described under “More Information about the Portfolio—Investment Strategies” in the Prospectuses, and are discussed more fully below. Unless otherwise specified, each Portfolio may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Warrants and Rights

Each Portfolio may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Convertible Securities and Preferred Stocks

Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Certain convertible securities may be rated below investment grade. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, each Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investments made solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Selections for the Dividend Strategy II Portfolio may include securities of foreign issuers, but such securities may not exceed 20% of the Portfolio at the time of its annual rebalancing. The Portfolios may purchase securities issued by issuers in any country.

Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs). Each Portfolio may also invest in securities of foreign issuers in the form of European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The Portfolios may invest in non-U.S. dollar denominated securities of foreign companies. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The

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Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Portfolio’s custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio’s investment policies, the Portfolio’s investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets. Each Portfolio also may invest in securities denominated in European Currency Units (ECUs). An ECU is a “basket” consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, each Portfolio may invest in securities denominated in other currency “baskets.”

Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities (in some countries) of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can potentially provide higher rates of return to investors.

The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio’s non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or a decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Because the Portfolios may invest in securities that are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Portfolios’ shares may change on days when a shareholder will not be able to purchase or redeem shares.

Investment Companies

The Portfolios may invest in the securities of other open-end or closed-end investment companies subject to the limitations set forth in the “Investment Restrictions” section of this SAI, although it is each Portfolio’s policy that it will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on sections 12(d)(1)(F) or 12(d)(1)(G) under the 1940 Act. Under the 1940 Act, a Portfolio may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company. The Portfolios will not invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees and expenses. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests. The Portfolios may also invest in exchange traded funds (“ETFs”). Most ETFs are investment companies and therefore, a Portfolio’s purchase of ETF shares generally are subject to the limitations on, and the risks of, an investment companies’ investments in other investment companies. Investing in index-based ETFs will give a Portfolio exposure to the securities comprising the index on which the ETF is based and will expose the Portfolio to risks similar to those of investing directly in those securities. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value (“NAV”), and therefore may trade at either a premium or discount to NAV. However, the trading prices of index-based ETFs tend

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to closely track the actual NAV of the underlying portfolios. A Portfolio will generally gain or lose value on holdings of an ETF consistent with the performance of the index on which the ETF is based. A Portfolio will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Fixed Income Securities

Each of the Portfolios may invest in debt securities that the Adviser expects have the potential for capital appreciation and which are rated as low as “BBB” by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s”), or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, determined by the Adviser to be of equivalent quality; provided, however, that each Portfolio does not intend to invest in fixed income securities except as otherwise provided under “Short-Term Debt Securities” below.

Each of the Portfolios may also invest up to 20% of its total assets in debt securities rated below “BBB” or “Baa” or, if unrated, determined by the Adviser to be of equivalent quality (junk bonds).

Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called “floating rate instruments,” changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates—when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. This is often referred to as interest rate risk. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest. This is often referred to as credit risk.

“Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor’s (AAA, AA, A or BBB including the + or – designations) or by Moody’s (Aaa, Aa, A or Baa including the + or – designations), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Portfolios have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by the Adviser to determine the appropriate course of action.

Risks of Investing in Lower Rated Bonds

As described above, debt securities in which the Portfolios may invest may be in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody’s or BB or lower by Standard & Poor’s (and comparable unrated securities) (commonly known as “junk bonds”). For a description of these and other rating categories, see Appendix.

These types of securities can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as: (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions that may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high yield, high-risk bonds.

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High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market.

There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Portfolio may have difficulty valuing the high yield bonds in its portfolio accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Portfolio’s portfolio securities than in the case of securities trading in a more liquid market.

Ratings assigned by Moody’s and Standard & Poor’s to high yield bonds, like those assigned to other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of a Portfolio’s objective more dependent on the Adviser’s own credit analysis than is the case for higher-rated bonds.

Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

As a result of all these factors, the NAV of a Portfolio, to the extent it invests in high yield bonds, is expected to be more volatile than the NAV of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause a Portfolio to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

Corporate Debt Instruments

These instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate. The Portfolios may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year.

U.S. Government Securities

Each Portfolio may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

Each Portfolio may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. Obligations of the Government National Mortgage Association (“GNMA”), the Farmer’s Home Administration (“FMHA”) and the Export-Import Bank are backed by the full faith and credit of the U.S.

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Each Portfolio may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the U.S., a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

Certain Additional Risk Factors Relating to High-Yield Bonds Sensitivity to Interest Rate and Economic Changes

High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio’s NAV.

Payment Expectation

High-yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.

Liquidity and Valuation

There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio’s ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If a Portfolio is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Directors to value such Portfolio’s investment Portfolio and the Portfolio’s Directors may have to use a greater degree of judgment in making such valuations.

Asset-Backed Securities

Each Portfolio may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the

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pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Instruments backed by pools of receivables are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Portfolio’s ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Loan Participations

Each Portfolio may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company’s name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

The borrower of the underlying loan will be deemed to be the issuer except to the extent the Portfolio derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Portfolio may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Adviser, they cannot be sold within seven days.

Short-Term Debt Securities

Each Portfolio may invest in money market investments, such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit, to manage cash in connection with pending investments into the securities selected for each Portfolio. The portfolio managers for each Portfolio may also, in their discretion, maintain a cash position in these Portfolios for general cash management purposes (e.g., for liquidity purposes to meet redemptions and expenses), which may be invested in money market instruments. The Portfolios do not intend to invest in money market instruments for temporary defensive purposes, nor do they anticipate investing in fixed income securities, as described under “Fixed Income Securities,” above, unless such fixed income securities are of the type of short-term investments described below.

Money Market Securities

Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.

Commercial Bank Obligations

A Portfolio may invest in certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. A Portfolio may also invest in obligations issued by U.S. commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the Federal Deposit Insurance Corporation (“FDIC”). A Portfolio may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks.

Savings Association Obligations

A Portfolio may invest in certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. A Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the FDIC.

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Commercial Paper

A Portfolio may invest in short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. A Portfolio may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor’s and by Moody’s, or (b) other commercial paper deemed on the basis of the issuer’s creditworthiness to be of a quality appropriate for the Portfolio. See the Appendix for a description of the ratings. A Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase. The commercial paper in which a Portfolio may invest includes variable amount master demand notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. Investments in these instruments are limited to those that have a demand feature enabling the Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days’ notice. In connection with master demand note arrangements, the Adviser, subject to the direction of the Directors, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or Standard & Poor’s and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser has reason to believe that the borrower could not make timely repayment upon demand.

Corporate Bonds and Notes

A Portfolio may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. A Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor’s and Moody’s. See the Appendix for a description of investment-grade ratings by Standard & Poor’s and Moody’s.

Government Securities

A Portfolio may invest in debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. See “U.S. Government Securities” above. A Portfolio may also purchase securities issued or guaranteed by a foreign government, its agencies or instrumentalities. See “Foreign Securities” above.

Repurchase Agreements

A Portfolio may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Adviser. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio’s money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio’s net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

Disciplined Strategy

The Portfolios will not deviate from their strategies, which entail buying and holding stocks selected through the selection criteria described in the Prospectus. The Portfolios will not generally sell stocks in their portfolios and buy different stocks except

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during their annual rebalancings or as otherwise set forth in the Prospectus, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful. In addition, as noted in the Prospectus, twenty of the stocks in the Dividend Strategy II Portfolio will be selected from the Russell 1000 Index, although stocks in the financials and utilities sectors will generally be excluded from this twenty stock selection process. For purposes of determining whether a stock is considered to be in the financials or utilities sector, the Dividend Strategy II Portfolio will use the classification assigned to the stock by the Global Industry Classification Standard (GICS)SM developed and administered by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P) or the classification assigned by another unaffiliated third party data provider.

Corporate Transactions Involving Portfolio Companies

In the event a corporate transaction such as a reorganization, merger, acquisition or bankruptcy affects the issuer of securities held by a Portfolio, the Portfolios generally will not alter their portfolio holdings unless the new security received by the Portfolio does not meet the Portfolio’s selection criteria. For example, if as a result of a merger, a stock held in a Portfolio’s portfolio is automatically exchanged for a stock of another company, the Portfolio would generally continue to hold the newly received stock if it met its selection criteria. If the newly received stock did not meet the selection criteria, the portfolio managers would generally dispose of such stock and replace it with a stock that did meet its selection criteria. In the event that a Portfolio were to receive cash in exchange for its entire position in an issuer upon a corporate event, each Portfolio would generally replace the issuer in its portfolio.

Diversification

Each Portfolio intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company under the Code, a Portfolio must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), any two or more issuers of which the Portfolio owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

In the unlikely event application of a Portfolio’s strategy would result in a violation of these requirements of the Code, the Portfolio would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.

Eurodollar Instruments

If and to the extent authorized to do so, a Portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR (the London Inter-Bank Offer Rate, the interest rate that banks charge each other for loans), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

A Portfolio’s use of Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures; or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures (currently no Portfolio uses this strategy); (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts on foreign currencies at a lower rate than the spot (“cash”) rate. The Portfolios do not intend to use this strategy. Additional information about the derivatives the Portfolios may use is provided below.

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Futures Contracts and Options on Futures

Futures. The Dividend Strategy II Portfolio and Select Dividend Growth Portfolio may enter into futures transactions in U.S. equity index futures for investment purposes.

A futures contract is generally a standardized, transferable, exchange-traded contract that requires delivery of a commodity, bond, currency, stock index, or other underlying reference asset, at a specified price, on a specified future date.

The risks associated with each Portfolio’s use of futures contracts include the risk that: (i) losses caused by sudden, unanticipated market movements may be significant; (ii) changes in the price of a futures contract may not always track the changes in market value of the underlying reference item; (iii) the underlying reference item may not perform the way the Adviser expected it to; (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (v) if a Portfolio has insufficient cash to meet margin requirements, the Portfolio may need to sell other investments, including at disadvantageous times; and (vi) although a Portfolio will generally purchase only exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the Portfolio may be unable to close out its futures contracts at a time which is advantageous.

Upon entering into a futures transaction, each Portfolio will be required to deposit an initial margin payment with a futures commission merchant (the “Futures Broker”). The initial margin payment will be deposited with the Futures Broker in an account registered in each Portfolio’s name. The Portfolios generally intend to deposit repurchase agreements or other money market instruments with the Futures Broker for the initial margin payment. As the future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the Futures Broker on a daily basis. If a Portfolio is required to increase its variation margin when the Portfolio has insufficient cash, the Portfolio may need to sell securities or other assets, including at disadvantageous times to meet such margin requirements. Prior to expiration of the future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The Portfolios may purchase or sell stock index futures contracts for investment purposes. For example, a Portfolio may sell stock index futures contracts in anticipation of or during a market decline to directly benefit from the increase in value of the futures. When a Portfolio is not fully invested in the securities market and/or if a Portfolio anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may provide gains for the Portfolio or offset, in part or entirely, increases in the cost of securities that the Portfolio intends to purchase.

Options on Futures. A Portfolio may purchase and write options on stock index futures contracts. (Unless otherwise specified, options on stock index futures contracts are collectively referred to as “Options on Futures.”)

A Portfolio may write a call on a futures contract for investment purposes. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides additional income that may provide a partial hedge against any decline that may have occurred in the Portfolio’s portfolio holdings. A Portfolio may also write a put option on a futures contract for investment purposes. If the futures price at expiration of the put option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, which provides additional income. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Portfolio may purchase options on futures for direct investment purposes instead of purchasing or selling the underlying futures contract. For example, where a market-wide decline or changes in interest or exchange rates are anticipated, a Portfolio may purchase put options in lieu of selling a futures contract or for investment purposes. In the event that such decrease or changes occur, the Portfolio should profit on the option and any loss on the Portfolio’s futures contracts may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Portfolio could purchase calls on futures, rather than purchasing the underlying futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

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Interest-Rate Swaps, Mortgage Swaps, Caps, Collars and Floors

In order to protect the value of portfolios from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Portfolios’ investments are traded, the Portfolio may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are either individually negotiated, or a certain number of such swaps are standardized and may be executed on an electronic trading facility, however, in each case, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Portfolio will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Portfolio’s limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as the Adviser will segregate assets with respect to such transactions, SunAmerica believes such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate NAV at least equal to the accrued excess will be maintained by a custodian in a manner that satisfies the requirements of the 1940 Act. The Portfolio will also segregate cash or liquid securities with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Portfolio.

A Portfolio will enter into these transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risk. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

Regulatory Aspects of Derivatives and Hedging Instruments

Transactions in options by a Portfolio are subject to limitations established by the Commodity Futures Trading Commission (“CFTC”) and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to futures and economically equivalent derivatives contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Each Portfolio is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Portfolios, from registration as a “commodity pool operator” with respect to the Portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Portfolios under the CEA. As a result, each Portfolio is limited in its ability to use commodity futures (which include futures on broad-based securities

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indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish a Portfolio’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, each Portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), enacted in July 2010, includes provisions that comprehensively regulates over-the-counter (“OTC”) derivatives, such as OTC foreign currency transactions (other than a limited category exempted trades), interest rate swaps, swaptions, mortgage swaps, caps, collars and floors, and other OTC derivatives that a Portfolio may employ in the future. Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of OTC derivatives must be executed in regulated markets and be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain OTC derivatives must be cleared and traded on a regulated exchange and will impose these requirements on additional OTC derivatives in the future). OTC derivatives submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the CFTC. OTC derivatives dealers typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums. The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives and new requirements will apply to the holding of customer collateral by OTC derivatives dealers. These requirements may increase the amount of collateral a Portfolio is required to provide and the costs associated with providing it. OTC derivative dealers also are required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations, as was widely permitted before Dodd-Frank. This has and will continue to increase the OTC derivative dealers’ costs, and these increased costs may be passed through to a Portfolio in the form of higher upfront and mark-to-market margin, less favorable trade pricing, and the imposition of new or increased fees, including clearing account maintenance fees.

OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, a Portfolio will not face a clearinghouse directly but rather through an OTC derivatives dealer that is registered with the CFTC or SEC to act as a clearing member. The Portfolio may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

The SEC and CFTC will also require a substantial portion of derivative transactions that are currently executed on a bi-lateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future. The SEC has not indicated when they will impose clearing or trade execution requirements on the OTC derivatives that they regulate. Such requirements may make it more difficult and costly for a Portfolio to enter into highly tailored or customized transactions. They may also render certain strategies in which a Portfolio might otherwise engage impossible or so costly that they will no longer be economical to implement. If a Portfolio decides to become a direct member of one or more of these exchanges or execution facilities, the Portfolio will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.

OTC derivative dealers are currently required to register with the CFTC and will ultimately be required to register with the SEC. Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivative dealers, which costs may be passed along to the Portfolios as market changes continue to be implemented. The overall impact of Dodd-Frank on the Portfolios remains highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime, along with additional, sometimes overlapping, regulatory requirements imposed by non-U.S. regulators.

In addition, the CFTC and the United States commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges. For example, the CFTC currently imposes speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. Dodd-Frank significantly expands the CFTC’s authority

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to impose position limits with respect to futures contracts and options on futures contracts, swaps that are economically equivalent to futures or options on futures, and swaps that are traded on a regulated exchange and certain swaps that perform a significant price discovery function. In response to this expansion of its authority, in 2012, the CFTC proposed a series of new speculative position limits with respect to futures and options on futures on so-called “exempt commodities” (which includes most energy and metals contracts) and with respect to agricultural commodities. Those proposed speculative position limits were vacated by a United States District Court, but the CFTC has again proposed a new set of speculative position rules which are not yet finalized (or effective). If the CFTC is successful in this second try, the counterparties with which a Portfolio deals may further limit the size or duration of positions available to the Portfolio. All accounts owned or managed by the Adviser are likely to be combined for speculative position limit purposes. A Portfolio could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to a Portfolio.

Asset Coverage for Certain Derivative Transactions

The Portfolios will comply with guidelines established by the SEC with respect to coverage of certain derivative transactions. These guidelines may, in certain instances, require segregation by a Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. With respect to futures and forward contracts that are not contractually required to “cash-settle,” for example, a Portfolio covers its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures and forward contracts that are contractually required to “cash-settle,” however, a Portfolio sets aside liquid assets in an amount equal to the Portfolio’s daily mark-to-market (net) obligation (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. Segregated assets cannot be sold or transferred unless an equivalent amount of assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

As another example, a call option written by a Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If a Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The Adviser will monitor a Portfolio’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Portfolio’s portfolio investments.

Possible Risk Factors in Hedging

Participation in the options or futures markets involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser’s predictions of movements in the direction of the securities markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling futures to attempt to protect against decline in value of the portfolio securities that the prices of such futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Portfolio’s securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

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Other Derivatives Strategies

In the future, each Portfolio may employ strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio’s investment objectives, legally permissible and adequately disclosed.

Illiquid and Restricted Securities

No more than 15% of the value of a Portfolio’s net assets determined as of the date of purchase may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, stripped mortgage securities, inverse floaters, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, as described below).

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

For example, restricted securities that the Board, or the Adviser pursuant to guidelines established by the Board, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to Section 4(a)(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Directors. In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Directors, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

Commercial paper issues in which a Portfolio’s net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. Section 4(a)(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio’s 15% limitation on investments in illiquid securities includes Section 4(a)(2) paper other than Section 4(a)(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Directors. The Directors have delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(a)(2) paper, pursuant to guidelines approved by the Directors that

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require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions. The staff of the SEC has taken the position that purchased OTC options and the assets used as “cover” for written OTC options are illiquid. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

Hybrid Instruments (Indexed/Structured Securities)

Hybrid instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

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Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of the Portfolio. Accordingly, each Portfolio will limit its investments in hybrid instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Portfolio’s investment in hybrid instruments will account for more than 10% of the Portfolio’s return (positive or negative).

When-Issued Securities and Firm Commitment Agreements

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Portfolios will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolios may dispose of or negotiate a commitment after entering into it. The Portfolios may realize capital gains or losses in connection with these transactions. Each Portfolio is generally required to segregate, until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Portfolio’s obligations are otherwise covered. Alternatively, each Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Borrowing and Leverage

In seeking to enhance investment performance, each Portfolio may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the respective Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Portfolio’s assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Portfolio’s assets, so computed, should fail to meet the 300% asset coverage requirement, the Portfolio is required, within three days (exclusive of Sundays and holidays), to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio’s assets fluctuate in value, but borrowing obligations are fixed when the Portfolio has outstanding borrowings, the NAV per share of a Portfolio correspondingly will tend to increase and decrease more when the Portfolio’s assets increase or decrease in value than would otherwise be the case. A Portfolio’s policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.

Loans of Portfolio Securities

While each Portfolio is permitted to engage in securities lending, none of the Portfolios has currently implemented a securities lending program. In the event a Portfolio determines to enter into a securities lending program at a future time, a Portfolio will only do so in accordance with applicable law and SEC guidance relating to such arrangements. Any securities lending program implemented by a Portfolio would also be subject to the approval and oversight of the Board.

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Reverse Repurchase Agreements

A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s repurchase obligation, and the Portfolio’s use of proceeds of the agreement may effectively be restricted pending such decision.

Dollar Rolls

Each Portfolio may enter into “dollar rolls” in which the Portfolio sells mortgage or other asset-backed securities (“Roll Securities”) for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Portfolio will enter into only covered rolls.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Portfolio is required to repurchase may be worth less than an instrument the Portfolio originally held. Successful use of dollar rolls will depend upon the Adviser’s ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

Standby Commitments

Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Special Situations

A “special situation” arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Real Estate Investment Trusts (“REITs”)

Each Portfolio may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity

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REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Portfolio.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Generally, dividends received by the Portfolio from REIT shares and distributed to the Portfolio’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Portfolio that shareholders of the Portfolio receive will generally be treated as ordinary income and be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

Initial Public Offerings

Each Portfolio may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. An IPO is a corporation’s first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation’s future growth. Special rules of the Financial Industry Regulatory Authority apply to the distribution of IPOs. Corporations offering stock in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies’ securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Recent Market Events Risk

The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets, including keeping interest rates low. More recently, the Federal Reserve has terminated certain of its market support activities. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding could also negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. The Federal Reserve has recently indicated that it intends to taper its quantitative easing program, which could result in a rise in interest rates. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser or a subadviser. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Cyber Security Risk

As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolios or their service providers, financial intermediaries, or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolios do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

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Portfolio Turnover

A Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to a Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities.

Higher portfolio turnover may decrease the after tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders. A Portfolio’s portfolio turnover rate would equal 100% if each security in the Portfolio were replaced once per year.

Future Developments

Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI will be amended or supplemented as appropriate to discuss any such new investments.

Operational Risk

An investment in a Portfolio may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers or trading counterparties. Although the Portfolios attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Portfolio or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Portfolio and its shareholders could be negatively impacted as a result.

INVESTMENT RESTRICTIONS

Each Portfolio is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Portfolio’s outstanding voting securities. A “majority of the outstanding voting securities” of a Portfolio for this purpose means the lesser of: (i) 67% of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Portfolio on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Fundamental and Non-Fundamental Policies Applicable to the Dividend Strategy II Portfolio and the Select Dividend Growth Portfolio:

Under	these restrictions, neither the Dividend Strategy II Portfolio nor the Select Dividend Growth Portfolio may:

1.	Issue senior securities or borrow money or pledge its assets, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	Buy or sell commodities or commodity contracts or real estate or interests in real estate, except, in each case, as permitted under the 1940 Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time;

4.	Act as underwriter except to the extent that, in connection with the disposition of securities, it may be deemed to be an underwriter under certain federal securities laws;

5.	Make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

6.	Purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund’s total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund’s total assets, more than 25% of the Fund’s total assets (taken at current value) would be invested in a single industry, or (iii) as to all of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

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In addition, the Dividend Strategy II Portfolio and the Select Dividend Growth Portfolio have adopted the following non-fundamental policy, which may be changed by the Board without a shareholder vote. Neither the Dividend Strategy II Portfolio nor the Select Dividend Growth Portfolio may:

Invest more that 15% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States. Commercial paper exempted from registration under the Securities Act pursuant to Section 4(a)(2) of the Securities Act and securities that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A under the Securities Act, which the Adviser or Subadviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this limitation on illiquid securities.

DIRECTORS AND OFFICERS

The following table lists the Directors and officers of the Fund, their ages, current position(s) held with the Fund, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships or trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Director is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. Directors who are not deemed to be “interested persons” of the Fund or of SunAmerica as defined in the 1940 Act are referred to as “Disinterested Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” Directors and officers of the Fund are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by AIG Capital Services, Inc. (“ACS” or the “Distributor”) and other affiliates of SunAmerica.

Disinterested Directors

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships Held by Director During the Past 5 Years[3]
Dr. Judith L. Craven Age:70	Director	2001 to Present	Retired.	77	Director, Sysco Corporation (1996 to Present); Director, Luby’s, Inc. (1998 to Present).
William F. Devin Age: 77	Director	2001 to Present	Retired.	77	None
Stephen J. Gutman Age: 72	Director	1986 to Present	Senior Vice President and Associate Broker, The Corcoran Group (real estate) (2002 to Present); President, SJG Marketing, Inc. (2009 to Present).	28	None
William J. Shea Age: 68	Director	2004 to Present	Executive Chairman, Caliber ID, Inc. (formerly, Lucid, Inc.) (medical devices) (2007 to Present).	28	Director, Boston Private Financial Holdings (2004 to Present); Chairman, Demoulas Supermarkets (1999 to Present)
Richard W. Grant Age: 70	Trustee, Chairman of the Board	2011 to Present	Retired. Prior to that, attorney and partner at Morgan Lewis & Bockius LLP (1989 to 2011).	28	None

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Interested Director

Name and Age	Position(s) Held with the Fund	Term of Office Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships Held by Director During the Past 5 Years [3]
Peter A. Harbeck[4] Age: 62	Director	1995 to Present	President, CEO and Director, SunAmerica (1995 to Present); Director, ACS (1993 to Present); Chairman, Advisor Group, Inc. (2004 to Present).	140	None

[1]	Directors serve until their successors are duly elected and qualified subject to the Directors’ Retirement Plan as discussed below.
[2]	The term “fund complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or any investment adviser that is an affiliate of the Adviser. The “fund complex” includes the Fund (6 portfolios); SunAmerica Equity Funds, Inc. (“SAEF”) (2 funds); SunAmerica Money Market Funds, Inc. (“SAMMF”) (1 fund); SunAmerica Income Funds (“SAIF”) (3 funds); SunAmerica Specialty Series (“Specialty Series”) (7 funds); Anchor Series Trust (“AST”) (8 portfolios); SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”) (1 fund); VALIC Company I (“VALIC I”) (34 portfolios); VALIC Company II (“VALIC II”) (15 portfolios); SunAmerica Series Trust (“SAST”) (43 portfolios); and Seasons Series Trust (“SST”) (20 portfolios).
[3]	Directorships of Companies required reporting to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.
[4]	Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of SunAmerica and Director of ACS.

Officers

Name and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
John T. Genoy Age: 47	President	2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President, SunAmerica (2003 to Present); Chief Operating Officer (2006 to Present).	N/A	N/A
Gregory R. Kingston Age: 50	Treasurer	2014 to Present	Vice President, SunAmerica (2001 to Present); Head of Mutual Fund Administration, SunAmerica (2014 to Present).	N/A	N/A
Gregory N. Bressler Age: 49	Secretary	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present).	N/A	N/A
Kathleen D. Fuentes Age: 46	Chief Legal Officer and Assistant Secretary	2013 to Present	Vice President and Deputy General Counsel, SunAmerica (2006 to Present).	N/A	N/A

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Name and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
James Nichols Age: 49	Vice President	2006 to Present	Director, President and CEO, ACS (2006 to Present); Senior Vice President, SunAmerica (2002 to Present).	N/A	N/A
Katherine Stoner Age: 59	Vice President and Chief Compliance Officer	2011 to Present	Vice President, SunAmerica (2011 to Present); Vice President, The Variable Annuity Life Insurance Company (“VALIC”), Western National Life Insurance Company (“WNL”) and American General Distributors, Inc. (2006 to Present); Deputy General Counsel and Secretary, VALIC and WNL (2007 to 2011); Vice President, VALIC Financial Advisors, Inc. (2010 to 2011) and VALIC Retirement Services Company (2010 to Present).	N/A	N/A
Shawn Parry Age: 43	Vice President and Assistant Treasurer	2014 to Present	Assistant Vice President, SunAmerica (2005 to 2014); Vice President, SunAmerica (2014 to Present).	N/A	N/A
Donna McManus Age: 55	Vice President and Assistant Treasurer	2014 to Present	Managing Director, BNY Mellon (2009 to 2014); Vice President, SunAmerica (2014 to Present).	N/A	N/A
Kara Murphy Age: 43	Vice President	2014 to Present	Director of Research, SunAmerica (2007 to 2013); Chief Investment Officer, SunAmerica (2013 to Present).	N/A	N/A
Matthew J. Hackethal Age: 44	Anti-Money Laundering Compliance Officer	2006 to Present	Chief Compliance Officer, SunAmerica (2006 to Present).	N/A	N/A

Leadership Structure of the Board of Directors

Overall responsibility for oversight of the Fund and its Portfolios rests with the Board. The Fund, on behalf of the Portfolios, has engaged SunAmerica to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing SunAmerica and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Fund’s Articles of Incorporation and By-laws, and each Portfolio’s investment objectives and strategies. The Board is presently composed of six members, five of whom are Disinterested Directors. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Directors also

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meet at least quarterly in executive session, at which no directors who are interested persons of the Portfolios are present. The Disinterested Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has appointed Mr. Grant to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Directors generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Nomination and Compensation Committee (the “Nomination Committee”), Ethics Committee, and Governance Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, who carries out the Portfolios’ investment management and business affairs, and other service providers in connection with the services they provide to the Portfolios. Each of SunAmerica, the subadviser(s) and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica and the Portfolios’ other service providers (including the Portfolios’ distributor, servicing agent and transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Portfolios.

The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Directors and Committees

Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, SunAmerica, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Director’s executive, business, consulting, public service and/or academic positions; experience from service as a Director of the Fund and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Dr. Judith L. Craven. Dr. Craven has served as a director or trustee in the Fund Complex since 2001 and serves as a Director of the Fund. She currently serves as a director or trustee with respect to 77 of the portfolios in the Fund Complex. In addition, she has more than 25 years of executive and business experience in various industries. Dr. Craven also has corporate governance experience serving on the Boards of Directors of several public companies for more than 10 years.

William F. Devin. Mr. Devin has served as a director or trustee in the Fund Complex since 2001 and serves as a Director of the Fund. He currently serves as a director or trustee with respect to of 77 of the portfolios in the Fund Complex. In addition, he has more than 30 years of business and executive experience primarily in the financial services industry, including with Fidelity. Mr. Devin also has corporate governance experience serving on the Board of Directors of the Boston Options Exchange since 2001.

Richard W. Grant. Mr. Grant has served as a director or trustee in the Fund Complex since March 2011 and as Chairman of the Board since April 2011. He currently serves as a director or trustee with respect to 28 of the portfolios in the Fund Complex. Mr. Grant has more than 25 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees, including to the Disinterested Directors of the Fund.

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Stephen J. Gutman. Mr. Gutman has served as a director or trustee in the Fund Complex since 1985 and serves as a Director of the Fund. He currently serves as a director or trustee of 28 of the portfolios in the Fund Complex. In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.

William J. Shea. Mr. Shea has served as a director or trustee in the Fund Complex since 2004 and serves as a Director of the Fund. He currently serves as a director or trustee of 28 of the portfolios in the Fund Complex. In addition, he has more than 20 years of business and executive experience primarily in the financial services industry. In addition, Mr. Shea has over 20 years of audit and accounting-related experience as a certified public accountant at a leading accounting firm. Mr. Shea also has corporate governance and audit committee experience serving on the Board of Directors and Audit Committees of several public companies, including serving as Chairman of the Board of Directors of Royal and SunAlliance U.S.A., Inc. for two years.

Peter A. Harbeck. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995 and serves as a Director of the Fund. He currently serves as a director or trustee of 140 of the portfolios in the Fund Complex. In addition, he has served as President, CEO and Director of SunAmerica since 1995, Director of ACS since 1993 and as Chairman of Advisor Group, Inc. since 2004.

Each Disinterested Director serves on the Fund’s Audit Committee. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Fund’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The members of the Audit Committee are Messrs. Devin, Grant, Gutman and Shea and Dr. Craven, with Mr. Shea serving as Chairman. Committee members each receive $3,472 per meeting for serving on the Audit Committees of the SunAmerica Mutual Funds (“SAMF”)1, AST and SASFR. Mr. Shea receives a $6,943 annual retainer for serving as the Chairman of the Audit Committees for SAMF, SASFR and AST. The Audit Committee met four times during the fiscal year ending October 31, 2015.

The Nomination Committee recommends to the Directors those persons to be nominated by the Directors as candidates to serve as Directors and voted upon by shareholders and selects and proposes nominees for election by Directors to the Board between shareholders’ meetings. The Nomination Committee will consider candidates proposed by shareholders for election as Directors. The members of the Nomination Committee are Messrs. Devin, Grant, Gutman and Shea, and Dr. Craven, with Mr. Gutman serving as Chairman. Mr. Gutman receives a $2,085 annual retainer for serving as Chairman of the Nomination Committees of SAMF, AST and SASFR and Messrs. Devin, Grant and Shea and Dr. Craven each receive a $1,389 annual retainer for serving as a member of the Nomination Committees of SAMF, AST and SASFR. Messrs. Devin, Grant and Shea and Dr. Craven each receive $696 per scheduled meeting ($349 for telephonic meetings) and Mr. Gutman, as Chairman, receives $834 per scheduled meeting ($417 per telephonic meeting). The Nomination Committee met once during the fiscal year ended October 31, 2015.

The Ethics Committee is responsible for applying the Code of Ethics applicable to a Fund’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of Directors of violations or waivers to the Fund’s Code of Ethics, as appropriate. The members of the Ethics Committee are Messrs. Devin, Grant, Gutman and Shea, and Dr. Craven, with Dr. Craven serving as Chairman. Dr. Craven receives a $2,085 annual retainer for serving as Chairman of the Ethics Committees of SAMF, AST and SASFR and Messrs. Devin, Grant, Gutman, and Shea each receive a $1,389 annual retainer for serving on the Ethics Committee of SAMF, AST and SASFR. Messrs. Devin, Grant, Gutman and Shea each receive $696 per scheduled meeting ($349 for telephonic meeting) and Dr. Craven, as Chairman, receives $834 per scheduled meeting ($417 per telephonic meeting). The Ethics Committee met once during the fiscal year ended October 31, 2015.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Grant, Gutman, Devin and Shea, and Dr. Craven, with Mr. Devin serving as Chairman. Mr. Devin receives a $2,085 annual retainer for serving as Chairman of the Governance Committees of SAMF, AST and SASFR, and Messrs. Grant, Gutman and Shea and Dr Craven each receive a $1,389 annual retainer for serving on the Governance Committees of SAMF, AST and SASFR. Messrs. Grant, Gutman and Shea and Dr. Craven each receive $696 per scheduled meeting ($349 for telephonic meeting) and Mr. Devin, as Chairman, receives $834 per scheduled meeting ($417 per telephonic meeting). The Governance Committee met 2 times during the fiscal year ended October 31, 2015.

[1]	SAMF consists of the Fund, SAEF, SAIF, Specialty Series and SAMMF.

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Director Ownership of Portfolio Shares

The following table shows the dollar range of shares beneficially owned by each Director as of December 31, 2015.

Disinterested Directors

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies(1)
Dr. Judith L. Craven	None	None
Richard W. Grant	None	None
William F. Devin	None	Over $100,000
Stephen J. Gutman	None	None
William J. Shea	None	None

(1)	Includes SAMF, AST, SASFR, SAST, SST, VALIC I and VALIC II.

Interested Director

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies(1)
Peter A. Harbeck	Over $100,000	Over $100,000

(1)	Includes SAMF, AST, SASFR, SAST, SST, VALIC I and VALIC II.

Director Compensation

The Fund pays each Disinterested Director’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives from each fund within SAMF a pro rata portion (based upon the funds’ net assets) of $83,316 in annual compensation for acting as a director or trustee of SAMF ($115,704 in annual compensation for the Chairman of the Board). Each Disinterested Director of SAMF receives an additional $6,943 per attended quarterly meeting ($9,642 for the Chairman of the Board). Each Disinterested Director of SASFR receives $1,251 for each quarterly meeting attended ($1,737 for the Chairman of the Board) and $5,004 in annual compensation ($6,948 for the Chairman of the Board). In addition, each Disinterested Trustee of AST receives $27,792 in annual compensation for acting as Trustee to AST ($38,568 in annual compensation for the Chairman of the Board). Each Trustee receives from each portfolio within SAMF, SASFR and AST a pro rata portion of $3,472 in compensation for attendance at each Special Board Meeting ($5,079 for the Chairman of the Board). This per meeting fee will be allocated to each portfolio based upon such portfolio’s net assets and will also be allocated only to those portfolios that are subject to that meeting.

Directors’ Retirement Plan

The Directors have adopted the SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended, for the Disinterested Directors. The Retirement Plan provides generally that a Disinterested Director may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting SunAmerica mutual funds (the “Adopting Funds”)(2) or has attained the age of 60 while a Disinterested Director and completed 5 consecutive years of service as a Director of any Adopting Fund (an “Eligible Director”). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

(2)	SAMF, AST and SASFR have adopted the Retirement Plan.

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As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and a Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Director’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things: (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008; (2) prohibit Disinterested Directors from first becoming Participants in the Retirement Plan after December 31, 2008; and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

The following table sets forth information summarizing the compensation of each Disinterested Director for his or her services as a Director for the fiscal year ended October 31, 2015. Neither the Interested Director nor any officers of the Fund receive any compensation from the Fund for serving as a Director or an officer.

Compensation Table

Director	Aggregate Compensation from Registrant	Total Compensation from Fund and Fund Complex Paid to Directors*
Dr. Judith L. Craven**	$88,712	$359,165
William F. Devin**	$87,013	$397,072
Richard W. Grant	$127,146	$233,282
Stephen J. Gutman	$88,712	$162,665
William Shea	$91,813	$168,321

*	Information is as of October 31, 2015 for the investment companies in the complex that pay fees to these Directors. The investment companies are the SAMF, AST, SASFR, VALIC I and VALIC II.
**	Mr. Devin and Dr. Craven are also Trustees of VALIC I and VALIC II.

As of January 31, 2016, the Directors and officers of the Fund beneficially owned in aggregate less than 1% of the total outstanding shares of each class of the Select Dividend Growth Portfolio and no shares of the Dividend Strategy II Portfolio since it had not commenced operations.

Control Persons and Principal Holders of Securities. A shareholder who owns beneficially, directly or indirectly, 25% or more of the Portfolio’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) the Portfolio. The Dividend Strategy II Portfolio is not offered for sale as of the date of this SAI.

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The following shareholders owned, of record or beneficially, 5% or more of the outstanding shares of the indicated class of shares of the Portfolios as of January 31, 2016.

Portfolio Name and Class	Holder	Of Record or Beneficial Ownership	Percentage Owned of Record
Select Dividend Growth Portfolio Class A	SunAmerica Focused Multi-Asset Strategy Fund Attn Greg Kingston 2929 Allen Pkwy # A8-10 Houston TX 77019-7100	Record	63.32%
Select Dividend Growth Portfolio Class A	SunAmerica Focused Balanced Strategy Fund Attn Greg Kingston 2929 Allen Pkwy # A8-10 Houston TX 77019-7100	Record	33.41%
Select Dividend Growth Portfolio Class C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Record	55.33%
Select Dividend Growth Portfolio Class C	UBS Financial Services Inc FBO UBS WM USA Omni Account M/F Attn Deparment Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	Record	18.72%
Select Dividend Growth Portfolio Class C	SunAmerica Asset Mgmt LLC Attn Frank Curran Harborside Financial Center 3200 Plaza 5 Jersey City NJ 07311	Record	5.89%
Select Dividend Growth Portfolio Class W	SunAmerica Asset Mgmt LLC Attn Frank Curran Harborside Financial Center 3200 Plaza 5 Jersey City NJ 07311	Record	98.09%
Focused Dividend Strategy II Portfolio Class A	SunAmerica Asset Management LLC Attn: Frank Curran Harborside Financial Center 3200 Plaza 5 Jersey City NJ 07311	Record	100.00%

ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR

The Adviser

SunAmerica, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, and acts as adviser to each of the Portfolios pursuant to the Investment Advisory and Management Agreement (the “Management Agreement”) with the Fund, on behalf of each Portfolio. Effective upon the close of business on December 31, 2013, SunAmerica was reorganized as a Delaware limited liability company. As of December 31, 2015, SunAmerica managed, advised and/or administered approximately $74.3 billion of assets. The Adviser is a wholly-owned subsidiary of American General Life Insurance Company and an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”).

AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the U.S. and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.

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Except to the extent otherwise specified in the Management Agreement, each Portfolio pays, or causes to be paid, all other expenses of the Fund and each of the Portfolios, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Portfolios and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and SAIs regarding the Portfolios, and supplements thereto, to the shareholders of the Portfolios; all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of the Portfolios; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operation. The Management Agreement continues in effect with respect to each Portfolio, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of the respective Portfolio’s outstanding voting securities. Any such continuation also requires approval by a majority of the Disinterested Directors by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated with respect to a Portfolio at any time, without penalty, on 60 days’ written notice by the Directors, by the holders of a majority of the respective Portfolio’s outstanding voting securities or by SunAmerica. The Management Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

Under the terms of the Management Agreement, SunAmerica is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Pursuant to the Management Agreement, SunAmerica is paid an Advisory Fee that is based on the following annual percentages of each Portfolio’s average daily net assets:

Portfolio	Fee
Dividend Strategy II Portfolio	0.60% on the first $1.5 billion 0.50% on the next $1.5 billion 0.40% thereafter
Select Dividend Growth Portfolio	0.75%

The following table sets forth the total advisory fees received by SunAmerica from the Select Dividend Growth Portfolio pursuant to the Management Agreement for fiscal year ended October 31, 2015 and for the period from May 2, 2014 (commencement of operations) through October 31, 2014, and the total advisory fees received by SunAmerica from the Dividend Strategy II Portfolio pursuant to the Management Agreement for the period from July 2, 2015 (commencement of operations) through October 31, 2015.

Advisory Fees

Portfolio	2015	2014
Dividend Strategy II Portfolio	$1,933	$—
Select Dividend Growth Portfolio	$425,716	$209,499

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts:

	Total Annual Fund Operating Expenses (as a percentage of average daily net assets)
Portfolio	Class A	Class C	Class W
Dividend Strategy II Portfolio	1.25%	1.90%	1.05%
Select Dividend Growth Portfolio	1.72%	2.37%	1.52%

These fee waivers and expense reimbursements will continue indefinitely, unless terminated by the Board, including a majority of the Disinterested Directors. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, such as

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litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of a Portfolio’s business. Further, any waivers or reimbursements made by SunAmerica with respect to the Portfolio pursuant to the Expense Limitation Agreement are subject to recoupment from the Portfolio within the two years after the occurrence of the waiver or reimbursement, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the expense caps in effect at the time the waiver or reimbursement occurred. The potential recoupment is accounted for as a possible contingent liability that is not recordable on the balance sheet of the Portfolio until collection is probable, but will appear as footnote disclosure to the Portfolio’s financial statements. At such time as it appears probable that the Portfolio is able to effect such recoupment and that SunAmerica intends to seek such recoupment, the amount of the recoupment will be accrued as an expense of the Portfolio for that current period.

The following table sets forth the expense (reimbursements)/recoupments other than advisory fees made to the Select Dividend Growth Portfolio by SunAmerica for the fiscal year ended October 31, 2015 and for the period from May 2, 2014 (commencement of operations) through October 31, 2014, and the expense (reimbursements)/recoupments other than advisory fees made to the Dividend Strategy II Portfolio by SunAmerica for the period July 2, 2015 (commencement of operations) through October 31, 2015.

Expense (Reimbursements)/Recoupments

	2015
Portfolio	Class A	Class C	Class W
Dividend Strategy II Portfolio	$(99,983)	$ N/A	$ N/A
Select Dividend Growth Portfolio	$—	$(19,358)	$(21,304)

	2014
Portfolio	Class A	Class C	Class W
Select Dividend Growth Portfolio	$(486)	$(10,109)	$(10,110)

Information about the Portfolio Managers

The following table indicates the type, name and total assets of other accounts of which each portfolio manager has day-to-day responsibilities as of October 31, 2015. These accounts include Registered Investment Companies (“RICs”), Other Pooled Investments (“OPIs”) (hedge funds, private institutional accounts, etc.) and Other Accounts (“OAs”).

			Other Accounts
			Number of Other Accounts Managed and Total Assets by Account (in millions except as noted)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based (in millions except as noted)
Portfolio	Advisers/ Subadviser	Portfolio Manager	RICs	OPIs	OAs	RICs	OPIs	OAs
Dividend Strategy II Portfolio	SunAmerica	Timothy Pettee	7	—	—	—	—	—
			$10,872	$—	$—	$—	$—	$—
	SunAmerica	Timothy Campion	23	—	—	—	—	—
			$24,423	$—	$—	$—	$—	$—
	SunAmerica	Andrew Sheridan	22	—	—	—	—	—
			$24,232	$—	$—	$—	$—	$—
Select Dividend Growth Portfolio	SunAmerica	Timothy Pettee	7	—	—	—	—	—
			$10,820	$—	$—	$—	$—	$—
	SunAmerica	Timothy Campion	23	—	—	—	—	—
			$24,369	$—	$—	$—	$—	$—
	SunAmerica	Andrew Sheridan	22	—	—	—	—	—
			$24,179	$—	$—	$—	$—	$—

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Portfolio Manager Ownership of Portfolio Shares

The following table indicates the dollar range of equity securities in the Select Dividend Growth Portfolio and the Dividend Strategy II Portfolio beneficially owned by the portfolio managers and the value of those shares as of October 31, 2015.

Portfolio	Name of Adviser	Name of Portfolio Manager(s)	Dollar Range of Equity Securities in each Fund managed by the named Portfolio Manager
Dividend Strategy II Portfolio	SunAmerica	Timothy Pettee	$0
		Timothy Campion	$0
		Andrew Sheridan	$0
Select Dividend Growth Portfolio	SunAmerica	Timothy Pettee	$0
		Timothy Campion	$0
		Andrew Sheridan	$0

Potential Conflicts of Interest

As shown in the tables above, the portfolio managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Portfolios. In certain instances, conflicts may arise in their management of a Portfolio and such Other Client Accounts. The portfolio managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.

•	Trade Allocations. One situation where a conflict may arise between a Portfolio and Other Client Accounts is in the allocation of trades among the Portfolio and the Other Client Accounts. For example, the Adviser may determine that there is a security that is suitable for a Portfolio as well as for Other Client Accounts which have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Portfolio. The Portfolios, the Adviser has adopted policies and procedures regarding the allocation of trades and brokerage, which the Portfolio, the Adviser believes address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Portfolios and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•	Allocation of Portfolio Managers’ Time. The portfolio managers’ management of the Portfolios and Other Client Accounts may result in a portfolio manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Client Accounts if the Portfolios and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser seeks to manage such competing interests for the time and attention of the portfolio managers. Although the Adviser does not track the time a portfolio manager spends on the Portfolio or a single Other Client Account, they do periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager’s accounts. In certain instances, portfolio managers may be employed by two or more employers. Where the portfolio manager receives greater compensation, benefits or incentives from one employer over another, the portfolio manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

•	Personal Trading by Portfolio Managers. The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While generally, the Adviser’s Code of Ethics will impose limits on the ability of a portfolio manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser’s Code of Ethics will eliminate such conflicts.

SunAmerica’s Portfolio Manager Compensation

Compensation. SunAmerica portfolio managers’ compensation has a salary, plus a bonus made up of short-term incentive and long-term incentive components. The salary is a fixed annual salary, and is generally based on the portfolio manager’s responsibilities and leadership role within the organization. The short-term incentive is discretionary and based on the portfolio’s performance, the individual’s performance and the organizational performance of AIG in the current compensation period. In addition, SunAmerica may award long-term incentive compensation to an eligible portfolio manager who consistently meets or exceeds relative performance criteria. SunAmerica believes its compensation program is adequate to incentivize portfolio managers and analysts to seek maximum performance within risk parameters described in the Portfolios’ prospectuses.

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Personal Securities Trading

The Fund, SunAmerica and the Distributor have adopted a written Code of Ethics (the “SunAmerica Code”), pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics restrict the personal investing by certain access persons of the Fund in securities that may be purchased or held by the Portfolios to ensure that such investments do not disadvantage the Portfolios. SunAmerica reports to the Board on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund or SunAmerica during the quarter. The SunAmerica Code is filed as an exhibit to the Portfolios’ registration statement and instructions concerning how these documents can be obtained may be found on the back cover of each Portfolio’s Prospectus.

The Distributor

The Fund, on behalf of each Portfolio, has entered into a distribution agreement (the “Distribution Agreement”) with ACS, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Portfolios through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolios (see “Distribution Plans” below).

ACS serves as Distributor of Class W shares and incurs the expenses of distributing these shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.

The Distribution Agreement continues in effect from year to year with respect to each Portfolio, if such continuance is approved at least annually by a vote of a majority of the Directors, including a majority of the Disinterested Directors. The Fund or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including firms affiliated with the Distributor that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid by any investor.

The Fund, on behalf of Class W shares of each Portfolio, has entered into an Administration and Shareholder Services Agreement (the “Class W Service Agreement”) with ACS to provide additional shareholder services to Class W shareholders. Pursuant to the Class W Service Agreement, as compensation for various services rendered, the Distributor receives a fee from each Portfolio of 0.15% of the daily net assets of the Portfolios’ Class W shares.

Distribution Plans. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors. Pursuant to this rule, the Portfolios have adopted Distribution Plans for Class A and Class C shares (hereinafter referred to as the “Class A Plan,” and the “Class C Plan” and, collectively, as the “Distribution Plans”). There is no Distribution Plan in effect for Class W shares.

The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to “Shareholder Account Information” in the Prospectus for certain information with respect to the Distribution Plans.

Under the Class A Plan, the Distributor may receive payments from a Portfolio at an annual rate of 0.10% of average daily net assets of such Portfolio’s Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class C Plan, the Distributor receives payments from a Portfolio at the annual rate of 0.75% of the average daily net assets of such Portfolio’s Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs

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for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan or the Class C Plan will exceed the Distributor’s distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance fee of 0.25% of the aggregate average daily net assets of such class of shares for payments to ACS and certain securities firms for providing account maintenance services. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.

The following table sets forth the distribution and service fees the Distributor received from the Select Dividend Growth Portfolio for each share class 12b-1 Plan for the fiscal year ended October 31, 2015 and for the period from May 2, 2014 (commencement of operations) through October 31, 2014, and the distribution and service fees the Distributor received from the Dividend Strategy II Portfolio for each share class 12b-1 Plan for the period from July 2, 2015 (commencement of operations) through October 31, 2015.

Distribution and Service Maintenance Fees

	2015
Portfolio	Class A	Class C	Class W
Dividend Strategy II Portfolio†	$1,127	$ N/A	$ N/A
Select Dividend Growth Portfolio‡	$194,906	$9,652	$164

	2014
Portfolio	Class A	Class C	Class W
Select Dividend Growth Portfolio	$97,402	$523	$78

†	During the fiscal year ended October 31, 2015, ACS waived fees in the amount of $1,127 for Class A shares of the Dividend Strategy II Portfolio.
‡	During the fiscal year ended October 31, 2015, ACS waived fees in the amount of $60,285 for Class A shares of the Select Dividend Growth Portfolio.

The Distributor incurred the following expenses in connection with its distribution of the Select Dividend Growth Portfolio’s shares during the fiscal year ended October 31, 2015, and incurred the following expenses in connection with its distribution of the Dividend Strategy II Portfolio’s shares during the period from July 2, 2015 (commencement of operations) through October 31, 2015:

Select Dividend Growth	Class A	Class C
Compensation to sales personnel	$5,500		$2,048
Compensation to broker-dealers*	$1,087		$10,106
Advertising	$3,196		$52
Printing and mailing of prospectuses to other than current shareholders	$815		$25
Other Expenses#	$20,923		$12,474
Total	$31,521		$24,705

Dividend Strategy II	Class A	Class C
Compensation to sales personnel	$ —	$	N/A
Compensation to broker-dealers*	$ —	$	N/A
Advertising	$ —	$	N/A
Printing and mailing of prospectuses to other than current shareholders	$ —	$	N/A
Other Expenses#	$1,161	$	N/A
Total	$1,161	$	N/A

*	For Class C shares, these amounts include advance commissions paid out to broker-dealers, if any.
#	Other Expenses include miscellaneous printing and marketing overhead expenses.

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Continuance of the Distribution Plans with respect to each Portfolio is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Disinterested Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Disinterested Directors of the Fund shall be committed to the discretion of the Disinterested Directors. In the Directors’ quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Portfolio, the Directors must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.

Payments to Financial Institutions

As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to Financial Institutions, including certain broker-dealers within the Advisor Group, Inc. and VALIC, affiliates of SunAmerica, other than the standard dealer concessions listed under “Calculation of Sales Charges” in the Prospectus, or the distribution or service fees that may be made by the Distributor to Financial Institutions pursuant to the Distribution Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate (made by the Distributor to broker-dealers in connection with distribution-related or accountant maintenance services under the Distribution Plans), or in the form of other “revenue sharing” payments that may be paid to Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

The Distributor, SunAmerica and their affiliates make revenue sharing payments to Financial Institutions that generally range from 0.03% to 0.40% of Fund assets serviced and maintained by the Financial Institution and/or from 0.05% to 0.25% of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of the Portfolio on a Financial Institution’s platform, for inclusion on a Financial Institution’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs.

These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Portfolio over another investment. Ask your salesperson or visit your Financial Institution’s Website for more information.

In addition to the dealer concessions and the Distribution Plan and revenue sharing payments described above and in the Prospectus, the Portfolios, Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above and from the fees paid by the Funds to SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”), an affiliate of SunAmerica, to the Transfer Agent or to the Distributor pursuant to the Class W Service Agreement and to SunAmerica pursuant to the Administrative Services Agreement.

The Servicing Agent. The Fund has entered into a service agreement with SAFS (the “Service Agreement”), under the terms of which SAFS acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of each of the Portfolios. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Directors including a majority of the Disinterested Directors.

Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets for Class A and Class C shares. From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”) (other than out-of-pocket charges of the Transfer Agent which are paid by the Fund). The out-of-pocket charges of the Transfer Agent include charges for services relating to anti-money laundering procedures under the USA PATRIOT Act of 2001, as amended. For further information regarding the Transfer Agent see the section entitled “Additional Information” below.

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The following table sets forth the fees paid by the Select Dividend Growth Portfolio to SAFS pursuant to the Service Agreement for the fiscal year ended October 31, 2015 and for the period from May 2, 2014 (commencement of operations) through October 31, 2014, and the fees paid by the Dividend Strategy II Portfolio to SAFS pursuant to the Service Agreement for the period July 2, 2015 (commencement of operations) through October 31, 2015.

Service Fees

	2015
	Class A	Class C	Class W
Dividend Strategy II Portfolio	$709	$ N/A	$ N/A
Select Dividend Growth Portfolio	$121,738	$2,123	$241

	2014
	Class A	Class C	Class W
Select Dividend Growth Portfolio	$60,401	$115	$114

PROXY VOTING POLICIES AND PROCEDURES.

Proxy Voting Responsibility. The Fund has adopted policies and procedures for the voting of proxies relating to Portfolio securities (the “Policies”). The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent. The Policies enable the Fund to vote proxies in a manner consistent with the best interests of the Fund and the Fund’s shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Fund proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, and at least one member of the Legal and Compliance Departments, or their designees.

The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Fund with certain responsibilities including recordkeeping of proxy votes.

The Fund is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular agenda. The Fund generally will abstain on “social issue proposals.”

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board had determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Portfolio. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Portfolio’s shareholders.

Examples of the Fund’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Fund’s voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•	Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);

•	Vote on a case-by-case basis regarding merger and acquisition matters;

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•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;*

•	Not vote proxies for securities that are out on loan;**

•	Vote on a case-by-case basis on equity compensation plan

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the policies or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of the Portfolio’s shareholders and the interest of SunAmerica, the Fund’s principal underwriter, or one of SunAmerica’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Disinterested Director, time permitting, before casting the vote to ensure that the Portfolio votes in the best interest of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as for ensuring the maintenance of records for each proxy vote cast on behalf of the Portfolios. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Fund. The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov, or can be obtained, without charge, upon request, by calling 800-858-8850.

Board Reporting. The Portfolios’ Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board has adopted policies and procedures relating to disclosure of information about the portfolio holdings of each Portfolio (the “Portfolio Holdings Policies”). These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Portfolio’s portfolio holdings information has been publicly disclosed, it is the Portfolio’s policy to prevent disclosure of such information, except as may be permitted by the Portfolio Holdings Policies.

A Portfolio’s complete portfolio holdings will be publicly available via SEC filings made by the Portfolio on a fiscal quarterly basis. The filings will be made on Form N-Q for the Portfolio’s first and third fiscal quarters (not later than 60 days after the close of the applicable quarter) and on Form N-CSR for the Portfolio’s second and fourth fiscal quarters (not later than 10 days after the transmission to shareholders of the Portfolio’s semi-annual report and annual report, respectively). A schedule of the complete holdings of the Portfolio will also be available on the Portfolio’s website approximately 30 days after the end of each month.

Moreover, there may be instances from time to time when SunAmerica determines that it is important to immediately communicate certain information to the Portfolio’s shareholders, including communications that may contain information about the Portfolio’s portfolio holdings. In these instances, and where SunAmerica determines that the most efficient manner to disseminate such information to shareholders is to post the information on the Portfolio’s website, the information will be considered publicly disseminated pursuant to the Portfolio Holdings Policies. In order for information about portfolio holdings to be disseminated in this manner, SunAmerica’s general counsel must approve the dissemination of this information and such information must be posted prominently on the Portfolio’s website.

*	Only applicable to index and passively managed funds in the SunAmerica Fund Complex. Only applicable to index and passively managed funds in the SunAmerica Fund Complex. The Boards of the applicable funds have determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the funds retain a particular security. That is, the funds will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the funds will make a determination to retain or sell a security based on whether the index retains or deletes the security.
**	The Boards of the SunAmerica funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the investment adviser and/or subadviser to a fund determines that a proxy vote is materially important to the fund’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

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SunAmerica and/or the Portfolio may disclose any and all portfolio holdings information prior to public dissemination to the Portfolio’s primary service providers (i.e., the Portfolio’s investment adviser, subadviser, distributor, custodian, transfer agent, servicing agent, fund accountant, administrator, independent public accountants, and legal counsel) and to other service providers (such as proxy voting services, pricing information vendors, broker-dealers who effect portfolio securities transactions, broker-dealers who provide pricing information, and providers of printing and/or regulatory filing services) who need access to such information to perform services on behalf of the Portfolio. Portfolio holdings information may be disclosed to the third parties described above to the extent and as frequently as necessary to allow such third party to perform its duties and responsibilities. These parties are generally subject to duties of confidentiality with respect to the portfolio holdings information they receive, imposed by either law, contract or by the nature of their duties.

SunAmerica and/or the Portfolio may selectively disclose the Portfolio’s non-public portfolio holdings prior to public dissemination to third parties (other than those service providers described above), only if (1) the Portfolio has a legitimate purpose to do so, and (2) the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. Before any such disclosure is made, a written request must be submitted to and approved by SunAmerica’s legal department. SunAmerica’s legal department may approve the request if it is reasonably determined that the requested disclosure would serve a legitimate business purpose of the Portfolio. If the request is approved, the third party must execute a confidentiality agreement in a form deemed acceptable by SunAmerica legal department, unless such disclosure is otherwise required by applicable law, including requests by regulators, court order, or similar authority. Neither the Portfolio, SunAmerica, nor their affiliates, may receive compensation or other consideration in connection with an arrangement to make available information about the Portfolio’s portfolio holdings.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Portfolios and the purpose for such disclosure.

Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Portfolios’ holdings:

1.	PricewaterhouseCoopers LLP (“PwC”). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios’ financial statements. PwC does not disclose to third parties information regarding the Portfolios’ holdings.

2.	Ernst & Young LLP (“E&Y”). E&Y is provided with portfolio holdings information in connection with the tax services it provides to the Funds. E&Y does not disclose to third parties information regarding the Funds’ holdings.

3.	State Street. State Street, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. State Street does not disclose or release information regarding the Portfolios’ holdings except as instructed by the Portfolios.

4.	Lipper, Inc. (“Lipper”). Lipper is provided with the entire portfolio holdings information for each Fund on a monthly basis. This information is disclosed approximately thirty (30) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Lipper subscribers approximately thirty (30) days after the receipt of information from the Portfolio.

5.	Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service where certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge. Information regarding the Portfolios is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s Morningstar Direct product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

6.	Bloomberg LLP (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

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7.	Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information within sixty (60) days after each Portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

8.	Investment Company Institute (“ICI”). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio’s holding information publicly.

9.	Investment Technology Group (“ITG”). State Street provides purchase and sale information with respect to the Portfolio’s equity securities on a quarterly basis approximately fifteen (15) days after the quarter end. ITG analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the SunAmerica and ITG does not disclose publicly the information it receives or the reports it prepares. SunAmerica’s contract with ITG includes a confidentiality clause.

10.	Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the retail funds advised by SunAmerica. Diligent also hosts the Board’s online meeting materials.

11.	Marketing Firms. Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, PrimeLook, Inc., Royal Impressions, Wilmedia and JDP Marketing Services with portfolio holding information. Depending on the Portfolios and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Portfolios or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Portfolios’ portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

12.	Institutional Shareholder Services (“ISS”). ISS downloads both daily and weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used for the purposes of voting proxies on behalf of each Portfolio, evaluating the Portfolio’s eligibility for participating in, and filing proofs of claim on behalf of, the Portfolio in securities class action lawsuits. ISS does not publicly disclose the information except as may be required when filing a proof of claim in connection with a Portfolio’s participation in a securities class action lawsuit. SunAmerica’s contract with ISS includes confidentiality disclosure.

13.	SunAmerica Retirement Markets, Inc. (“SARM”). SARM, an affiliate of SunAmerica, is provided with portfolio information, as needed, in order to facilitate marketing-related support services with respect to the Portfolios.

Certain other information concerning a Portfolio’s portfolio described below may also be disclosed prior to the public dissemination of the Portfolio’s portfolio holdings, provided that: (i) the information has been made available to all shareholders of the applicable Portfolio (e.g., the information has been mailed to shareholders) and/or (ii) the information has been posted on the Portfolio’s website, including where there is a prominent link on the website to such information (e.g., links to fund fact sheets, brochures or other marketing pieces that may contain identifiable holdings information).

1. Asset Class Information. Asset class information (e.g., equity, fixed income, currency or commodities) and the total percentage of the Portfolio held in each asset class;

2. Sector or Geographic Information. Sector information (e.g., technology, financials, industrials) or geographic information (e.g., non-U.S., U.S., or country-specific allocations) and the total percentage of the Portfolio held in each sector or geographic region/country;

3. Impact of Fund Allocation Information. Impact of asset class, sector or geographic information, including contributors/detractors to the Portfolio’s performance; provided, however, that when actual portfolio holdings are named, disclosure of these holdings must be consistent with sections 1 or 2 above; and

4. General Portfolio Characteristics. General portfolio characteristics of the Portfolio, including, but not limited to, total number of stocks held by the Portfolio, average market capitalization and return on equity.

Other data regarding a Portfolio’s portfolio may also be distributed prior to public dissemination of the Portfolio’s portfolio holdings, provided that (a) such data does not identify any specific portfolio holding and (b) the Portfolio’s specific portfolio holdings cannot be derived from such data. Examples of permitted data include, but are not limited to, total net assets, number of holdings, market capitalization, P/E ratio, R2 and beta.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for each respective Portfolio, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica or another Adviser.

Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Board may instruct an Adviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Portfolio expenses, including, for example, custody expenses. The brokerage of one Portfolio will not be used to help pay the expenses of any other SunAmerica mutual fund. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through expense offset arrangements resulting in broker commission recapture will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the directed brokerage arrangements. By entering into these types of expense offset arrangements, a Portfolio can reduce expenses reported to shareholders in its statement of operations, fee table and expense ratio, and can increase its reported yield.

In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services–analyses and reports concerning issuers, industries, securities, economic factors and trends—and may cause a Portfolio to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The research services consist of assessments and analysis of the business or prospects of a company, industry or economic sector. Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Fund and not all of these services may be used by the Adviser in connection with the Fund. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser’s research and analysis. Therefore, it may tend to benefit the Portfolio by improving the quality of the Adviser’s investment advice. The investment advisory fees paid by the Portfolio are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions), expense reimbursements, or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. The Board has determined that certain directed brokerage arrangements are in the best interest of each Portfolio and its shareholders and, therefore, has conveyed the information to the Adviser. A Portfolio may participate in directed brokerage agreements, provided the portfolio manager can still obtain the best price and execution for trades. Thus, a Portfolio may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a directed brokerage transactions, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. These credits are in hard dollars and could be used to offset the Portfolio’s custody expenses or to pay other Portfolio expenses (excluding expenses payable to affiliates). By entering into a directed brokerage arrangement, a Portfolio can reduce expenses reported to shareholders in its statement or operations, fee table and expense ratio and can increase its reported yield. To the extent SunAmerica or any “affiliated person”, as that term is defined by the 1940 Act (collectively, “Fund Affiliate”), has agreed to waive or reimburse any amounts otherwise payable to them by a Portfolio or reimburse the Portfolio’s expenses (collectively “Expense Waivers”), any amount of commissions used to pay operating expenses of a Portfolio shall not reduce amounts of expenses borne by SunAmerica or its affiliate under such Expense Waivers, but shall instead be used solely to reduce expenses borne to the Portfolio to a lower level than the Portfolio would have borne after giving full effect to the Expense Waivers.

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Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Portfolios and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Portfolios and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

The following table sets forth the brokerage commissions paid by the Select Dividend Growth Portfolio and the amounts of brokerage commission paid to affiliate broker dealers by the Portfolio for the fiscal year ended October 31, 2015 and for the period May 2, 2014 (commencement of operations) through October 31, 2014, and the brokerage commissions paid by the Dividend Strategy II Portfolio and the amounts of brokerage commission paid to affiliate broker dealers by the Portfolio for the period from July 2, 2015 (commencement of operations) through October 31, 2015.

Brokerage Commissions

2015

	Aggregate Brokerage Commissions	Amount Paid To Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
Dividend Strategy II Portfolio	$243	$—	—	—
Select Dividend Growth Portfolio	$40,096	$—	—	—

2014

	Aggregate Brokerage Commissions	Amount Paid To Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
Select Dividend Growth Portfolio	$23,371	$—	—	—

The following table sets forth the Select Dividend Growth Portfolio’s holdings of securities of the Portfolio’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of October 31, 2015.

Broker Dealer	Amount ($) (000s)	Debt/Equity
State Street Bank and Trust Co.	$223	Debt

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the Shareholder Account Information section of the Portfolios’ Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of a Portfolio, an open account will be established under which shares of such Portfolio and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent. Shareholders will not be issued certificates. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at 800-858-8850, ext. 5125.

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Shareholders who have met the Portfolio’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels. At the shareholder’s election, such purchases may be made from his or her bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of each of the Portfolios are sold at the respective NAV next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor may be imposed: (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class C and certain Class A shares). Class W shares are not subject to any sales charges. Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Portfolio shares.

The following tables set forth the front-end sales charges with respect to Class A shares of each Portfolio, the amount of the front-end sales concessions that was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class C shares of each Portfolio, received by the Distributor for the fiscal year ended October 31, 2015 and for the period from May 2, 2014 (commencement of operations) through October 31, 2014.

2015

Portfolio	Front-End Sales Concessions Class A Shares	Amount Reallowed to Affiliated Broker-Dealers Class A Shares	Amount Reallowed to Non-Affiliated Broker Dealers Class A Shares	Contingent Deferred Sales Charge Class A Shares	Contingent Deferred Sales Charge- Class B Shares	Contingent Deferred Sales Charge Class C Shares
Select Dividend Growth Portfolio	$17,497	$4,947	$9,645	$—	$—	$71

2014

Portfolio	Front-End Sales Concessions Class A Shares	Amount Reallowed to Affiliated Broker-Dealers Class A Shares	Amount Reallowed to Non-Affiliated Broker Dealers Class A Shares	Contingent Deferred Sales Charge Class A Shares	Contingent Deferred Sales Charge- Class B Shares	Contingent Deferred Sales Charge Class C Shares
Select Dividend Growth Portfolio	$3,623	$1,690	$1,410	$—	$—	$—

Waiver of CDSCs. As discussed under “Shareholder Account Information” in the Prospectus, contingent deferred sales charges (“CDSCs”) may be waived on redemptions of Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver: (i) the disability must arise after the purchase of shares; and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions. CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SAFS serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

Systematic Withdrawal Plan. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. All dividends and capital gains distributions must be reinvested.

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Purchases through the Distributor

An investor may purchase shares of a Portfolio through dealers which have entered into selected dealer agreements with the Distributor. An investor’s dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Portfolio. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (“NYSE”) that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Portfolio will not be responsible for delays caused by dealers.

Purchase by Check

Checks should be made payable to the specific Portfolio or payable to SunAmerica Mutual Funds. A personal check for an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186 and the shareholder’s account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Portfolio at the NAV next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See “Shareholder Account Information” in the Prospectus.)

Purchase by Federal Funds Wire

An investor may make purchases by having his or her bank wire federal funds to the Fund’s Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Portfolio and the Transfer Agent are open for business.

Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined NAV if received at or prior to a Portfolio’s close of business, plus any applicable sales charge. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

1.	You must have an existing SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: 816-218-0519.

2.	Call SAFS’ Shareholder Services, toll free at 800-858-8850, to obtain your new account number.

3.	Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0 110-00028; DDA# 99029712, SunAmerica [name of Portfolio, Class] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by employer sponsored retirement plans that offer the Portfolio(s) as an investment vehicle, including qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, and other pension, educational and profit-sharing plans, but not IRAs. Further, the sales charge is waived with respect to shares purchased by “advisory accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers; provided the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis. Shares purchased under this waiver may not be resold except to the Portfolio. As described under “Shareholder Account Information” in the Prospectus, Class W shares may be held solely through advisory fee-based programs sponsored by certain financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with a Portfolio. Shares are offered at NAV to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

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Reduced Sales Charges (Class A Shares only). As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of a Portfolio may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

Combined Purchase Privilege. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Portfolio shares into a single transaction:

(i) an individual, or a “company” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

(ii) an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

(vi) group purchases as described below.

A combined purchase currently may also include shares of other funds in the SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

Rights of Accumulation. A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at current NAV), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other Portfolios advised by the Adviser, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder’s dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent which is set forth in the New Account Application, establishes a total investment goal in Class A shares of one or more Portfolios or of other funds advised by the Adviser which impose a sales charge at the time of purchase to be achieved through any number of investments over a thirteen-month period of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Portfolio, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction, provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

The Letter of Intent does not obligate the investor to purchase, nor the Portfolio to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under “Rights of Accumulation,” but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Portfolios purchased after the date that the original Letter of Intent went into effect and during the previous 30-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.

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Reduced Sales Charge for Group Purchases. Members of qualified groups may purchase Class A shares of the Portfolios under the combined purchase privilege as described above.

To receive a rate based on combined purchases, group members must purchase Class A shares of a Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Portfolio’s shares are made at the public offering price based on the NAV next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member. Class C shares are not included in calculating the purchased amount of a Portfolio’s shares.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group’s membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group that meets the requirements stated above and is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary. For example, a qualified group could consist of a trade association that would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Portfolio’s shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of a Portfolio at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Portfolio shares.

If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of the Portfolios, may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Portfolio in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the NAV of the applicable Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the NAV per share of the applicable class of shares of a Portfolio next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Portfolio’s close of business will be priced based on the next business day’s close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

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EXCHANGE PRIVILEGE

Shareholders in the Portfolios may exchange their shares for the same class of shares of any other Portfolio or other funds distributed by the Distributor that offer such class at the respective NAV per share.

Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. The Portfolios reserve the right to reject exchange requests made through this program that are less than $50. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at 800-858-8850.

If a shareholder acquires Class A shares through an exchange from another SAMF where the original purchase of such fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class C shares through an exchange from another SAMF will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be ‘tacked’ with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares.

Because excessive trading (including short-term ‘market timing’ trading) can hurt a Portfolio’s performance, each Portfolio may refuse any exchange sell order: (1) if it appears to be a market timing transaction involving a significant portion of a Portfolio’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, a Portfolio reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchange may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio’s assets. In particular, a pattern of excessive exchanges that coincide with a ‘market timing’ strategy may be disruptive to the Portfolio and may therefore be refused.

Exchanging between Share Classes

In connection with advisory fee-based programs (“Programs”) sponsored by certain Financial Institutions, and subject to the conditions set forth below, shareholders may exchange their shares of one share class of a Portfolio for shares of another share class of the same Portfolio. These transactions will be processed as an exchange of the shares you currently hold for shares in the new class. Shareholders exchanging into a new class must meet the eligibility requirements for such class, as described in the Prospectus.

These exchanges are generally only available for shareholders who hold shares through accounts with Financial Institutions and who are entering or leaving a Program with such Financial Institution. Please contact your Financial Institution for additional information concerning these types of exchanges, including whether they are available for your account.

Exchanging Class A shares for Class W shares - Shareholders that are part of a Program may exchange their Class A shares of a Portfolio held at the Financial Institution sponsoring the Program for Class W shares of the same Portfolio to be held in the Program. Please note that any Class A sales charges that you paid for these shares (including contingent deferred sales charges) will not be credited back to your account.

Exchanging Class C shares for Class W shares - Shareholders that are part of a Program may exchange their Class C shares of a Portfolio held at the Financial Institution sponsoring the Program for Class W shares of the same Portfolio to be held in the Program. Only Class C shares that are no longer subject to a CDSC (i.e., that are held longer than twelve months) are eligible for exchange to Class W shares.

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Exchanging Class W shares for Class A shares - Shareholders may exchange Class W shares of a Portfolio held through a Program for Class A shares of the same Portfolio without paying an initial Class A sales charge if the shareholder is leaving or has left the Program and provided that the Class A shares received in the exchange will be held at the same Financial Institution that sponsored the Program. Shareholders should note that the Class A shares of a Portfolio are subject to a 12b-1 fee and have higher annual operating expenses than the Class W shares of the same Portfolio.

An exchange of shares you currently hold in one class of a Portfolio for shares in another class of the same Portfolio will generally not constitute a taxable transaction for federal income tax purposes. Shareholders should, however, consult with their tax adviser regarding the state and local tax consequences of this type of an exchange of shares.

Portfolios may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Portfolios at all times also reserve the right to restrict, or reject any exchange transactions, for any reason, without notice.

DETERMINATION OF NET ASSET VALUE

Shares of each class of each Portfolio are valued at least daily as of the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time). Each Portfolio calculates the NAV of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading. Each Portfolio relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such sources, technological issues or otherwise.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Portfolio’s shares, and a Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities and foreign equity futures contracts, the Portfolios use an outside pricing service to provide closing market prices and information used for adjusting those prices.

Bonds, debentures and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Investments in registered investment companies that do not trade on an exchange are valued at the end of the day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement prices established by the exchange upon which they trade reported by a Board-approved pricing service. Options contracts traded on national securities exchanges are valued at the mean of the last bid and ask price reported by a Board-approved pricing service as of the close of the

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exchange on which they are traded. Options contracts traded over the counter will be valued based upon the average of quotations received from at least two brokers in such securities or currencies. Forward contracts are valued at the 4:00 p.m. Eastern Time forward rate.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market that may be either a securities exchange or over-the-counter market.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Portfolios, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Each Portfolio intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Portfolio intends to distribute any net long-term capital gains from the sale of assets in excess of any net short-term capital losses. The current policy of the Dividend Strategy II Portfolio and the Select Dividend Growth Portfolio is to pay investment income dividends, if any, on a quarterly basis. Each Portfolio intends to distribute net capital gains, if any, annually. In determining amounts of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. The Portfolios reserve the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital and net investment income, if any, are paid at least annually.

Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. Federal income tax law. Therefore, it is possible that not all of the capital losses will be available for use.

Distributions will be paid in additional Portfolio shares based on the NAV at the close of business on the ex-dividend or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the Portfolio at least five business days prior to the payment date to receive such distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

Taxes. The following is intended to be a general summary of certain U.S. Federal income tax consequences of investing in a Portfolio. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in a Portfolio. This summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Portfolio is qualified and intends to remain qualified and elect to be taxed as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, each Portfolio generally must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of securities, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Portfolio’s assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the value of each Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or in any two or more issuers of which the Portfolio owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded

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partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

Each Portfolio may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Portfolio fails one of these tests and does not timely cure the failure, the Portfolio will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income.

As a regulated investment company, each Portfolio will not be subject to U.S. Federal income tax on its ordinary income and net capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders an amount at least equal to the sum of 90% of its “investment company taxable income” for the taxable year and 90% of its net tax-exempt interest income for the taxable year. Each Portfolio intends to distribute sufficient income to meet this qualification requirement.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Portfolio must distribute during each calendar year the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its net capital gains, i.e., net long-term capital gains in excess of its net short-term capital losses, for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if actually paid during such calendar year. Additionally, a distribution will be treated as paid on December 31 of a calendar year if it is declared by the distributing Portfolio in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by such Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31 in the calendar year in which such dividend is declared, rather than on the date on which the distributions are actually received. If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt interest and, net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as “qualified dividend income” in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

If a Portfolio is held through a qualified retirement plan entitled to tax-exempt treatment for U.S. Federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax advisor regarding the tax treatment of distributions (which may include amounts attributable to Portfolio distributions) which may be taxable when distributed from the retirement plan.

Distributions of net investment income and short-term capital gains (“ordinary income dividends”) are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends-received from each Portfolio that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Portfolio’s gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain REITs, and will be reported as such to shareholders. Distributions of net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, that a Portfolio reports as capital gains are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned shares. The maximum capital gains rate is 15% for individuals with incomes below approximately $415,000 ($465,000 if married and filing jointly), thresholds adjust annually for inflation, and 20% for individuals with any income above those amounts that is taxed as long-term capital gain. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

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A portion of a Portfolio’s distributions may be treated as “qualified dividend income,” taxable to individuals at long-term capital gains rates (described above). A distribution is treated as qualified dividend income to the extent that the Portfolio receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Portfolio and the shareholder. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Portfolio to an individual in a particular taxable year if 95% or more of the Portfolio’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Portfolio; or (ii) the portion of the regular dividends paid by the Portfolio to an individual in a particular taxable year that is attributable to qualified dividend income received by the Portfolio in that taxable year if such qualified dividend income accounts for less than 95% of the Portfolio’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Portfolio from U.S. corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States or the stock of which is readily tradable on an established securities market in the United States) which are not passive foreign investment companies (“PFICs”). Dividend income will not be treated as qualified dividend income unless the Portfolio satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Also, dividends received by the Portfolio from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Portfolio dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income. To the extent a Portfolio’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

If a Portfolio retains for investment an amount equal to all or a portion of its net capital gains, it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, a Portfolio will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Portfolio upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Portfolio’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in its shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds its shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Portfolio distributions from amounts other than current or accumulated earnings and profits will be treated as returns of capital for federal income tax purposes and will reduce your basis in your shares, with any distributed amount that exceeds your remaining basis constituting capital gain to you. Portfolio distributions in excess of a Portfolio’s minimum distribution requirements but not in excess of the Portfolio’s remaining earnings and profits will not be returns of capital but will be taxable dividends to shareholders. A Portfolio’s capital loss carryovers, if any, from the pre-2011 taxable years will not reduce current earnings and profits even if the Portfolio’s current year distribution requirement is offset by such carryovers.

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Investors considering buying shares just prior to the record date for a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Upon a sale or exchange of its shares, a shareholder will recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale or exchange and the shareholder’s adjusted tax basis in the shares. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange for purposes of determining gain or loss. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year, and long-term capital gains rates (described above, if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. For both individuals and corporations, any such loss will be treated as long-term capital loss if such shares were held for more than one year. To the extent not disallowed, any loss recognized on the sale or exchange of shares of a Portfolio held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution, and any undistributed capital gains included in income by such shareholder with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of a Portfolio will be disallowed if other shares of such Portfolio are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of a Portfolio may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Portfolio are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares and is added to the basis of the new shares.

A Portfolio’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Portfolio, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased on or after January 1, 2012.

Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio’s assets to be invested in various countries is not known. If more than 50% in value of a Portfolio’s total assets at the close of its taxable year, or at the close of each quarter, consists of securities of foreign corporations, such Portfolio will be eligible to file an election with the IRS pursuant to which shareholders of the Portfolio will be required to include (in addition to taxable dividends actually received) their proportionate share of such foreign taxes paid by the Portfolio in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations and the Portfolio and the shareholders satisfying certain holding period requirements, use them as foreign tax credits against their U.S. Federal income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in the Portfolio. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Portfolio’s election described in this paragraph but will not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. If a Portfolio receives a refund of foreign taxes previously passed through as a credit to shareholders, this may result in a reduction of current year foreign taxes available for pass through or in a portfolio payment to the IRS in lieu of such reduction.

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Certain Portfolios may, from time to time, invest in PFICs. A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. Investments in PFICs are subject to special rules designed to prevent deferral of U.S. taxation of a U.S. person’s share of a PFIC’s earnings. In the absence of certain elections, if any such Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to U.S. Federal income tax on a portion of any “excess distribution” (generally a distribution in excess of a base amount) received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be currently included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a “mark-to-market” election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Portfolio’s taxable year, the Portfolio will recognize the amount of gains, if any, with respect to PFIC stock. Any gains resulting from such elections will be treated as ordinary income. Losses on PFIC stock are allowed only to the extent of such previous gains. The mark-to-market election must be made separately for each PFIC owned by a Portfolio and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. Alternatively, the Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio as described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

Certain Portfolios may invest in REITs that hold residual interests in REMICs. Under Treasury regulations, a portion of the Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. Federal income tax. Excess inclusion income of a regulated investment company, such as the Portfolios, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by otherwise allowable deductions for tax purposes, (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. Federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Portfolio, then the Portfolio will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. If a charitable remainder annuity trust or charitable remainder unitrust (each as defined in Code Section 664) has UBTI for a tax year, a 100% excise tax on the UBTI is imposed on the trust.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or ordinary loss. These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of each Portfolio’s investment company taxable income available to be distributed to its shareholders as ordinary income. In certain cases, a Portfolio may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and listed options on futures contracts which a Portfolio may write, purchase or sell. Such options and contracts are classified as “Section 1256 contracts” under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a taxable year, generally are required to be treated as sold at market value on the last business day of such taxable year for U.S. Federal income tax purposes (“marked-to-market”). OTC options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in OTC options written by the Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in OTC options purchased by such Portfolio generally has the same character as the property to which the option relates has in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale

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of the underlying securities may be either short-term or long-term capital gain or loss, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

A substantial portion of each Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle, at least one (but not all) of the positions in which is a Section 1256 contract, would constitute a “mixed straddle” under the Code. The Code generally provides special rules with respect to straddles, such as: (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrecognized gains in the offsetting position; (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) “short sale” rules which may suspend the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain capital losses from short-term to long-term; and (iv) “conversion transaction” rules which recharacterize all or a portion of capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections are also provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain if a Portfolio makes a “constructive sale” of an appreciated financial position. A Portfolio generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

Under the “wash sale” rule, losses incurred by a Portfolio on the sale of (or on a contract or option to sell) stock or securities are not deductible if, within a 61-day period beginning 30 days before and ending 30 days after the date of the sale, the Portfolio acquires or has entered into a contract or option to acquire stock or securities that are substantially identical. In such a case, the basis of the stock or securities acquired by the Portfolio will be adjusted to reflect the disallowed loss.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Each Portfolio may purchase debt securities (such as zero-coupon, or deferred interest or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Portfolio and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders. If a Portfolio holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Portfolio’s taxable year, and the Portfolio satisfies the minimum distribution requirement, the Portfolio may elect for U.S. Federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Portfolio for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the Portfolio were to make an election, a shareholder of the Portfolio would be required to include

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in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

A Portfolio may be required to withhold U.S. Federal income tax at the rate of 28% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. Federal income tax liability.

Any distributions of net investment income or short-term capital gains made to a foreign shareholder generally will be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder) if any, provided that the required information is timely furnished to the IRS.

In general, U.S. Federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Portfolio. For foreign shareholders of a Portfolio, a distribution attributable to the Portfolio’s sale or exchange of U.S. real property or of a REIT or other U.S. real property holding corporation will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of the Portfolio’s assets is invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of the Portfolio’s assets are invested in REITs or other U.S. real property holding corporations.

The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding the Portfolio’s participation in a wash sale transaction or its payment of a substitute dividend.

Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Portfolio’s “qualified net interest income” (generally, the Portfolio’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Portfolio’s “qualified short-term capital gains” (generally, the excess of the Portfolio’s net short-term capital gain over the Portfolio’s long-term capital loss for such taxable year). However, depending on its circumstances, the Portfolio may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Distributions that a Portfolio reports as “short-term capital gains dividends” or “long-term capital gains dividends” may not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the foreign shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one-year period ending on the date of distribution. Such distributions will be subject to 30% withholding by the Portfolio and will be treated as ordinary dividends to the foreign shareholder.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described here. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio, including the applicability of foreign taxes.

A 30% withholding tax is currently imposed on dividends paid and will be imposed on redemption proceeds paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an

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applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of Portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, and net capital gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly), and of estates and trusts.

In the event that a Portfolio were to experience an ownership change as defined under the Code, the Portfolio’s loss carryforwards and other loss attributes, if any, may be subject to limitation.

Shares of a Portfolio held by a non-U.S. shareholder at death will be considered situated in the United States and subject to the U.S. estate tax, if applicable.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state, local and foreign taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in each Portfolio. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

RETIREMENT PLANS

Shares of a Portfolio may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Portfolio through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at 800-858-8850. However, it is recommended that anyone considering an acquisition of Shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Portfolio may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts (“IRA”). Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (“SARSEP”). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax

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basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (“SIMPLE IRA”). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code in 2016, unmarried individuals with adjusted gross income of up to $117,000, and married couples who file a joint return and have joint adjusted gross income of up to $184,000, may contribute up to the maximum permitted amount to a Roth IRA. The maximum allowed contribution phases out above such amounts. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Education Savings Accounts. Coverdell Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, in 2016, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000 may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18. The $2,000 annual limit is phased out for unmarried individuals with adjusted gross income between $95,000 and $110,000, and for married individuals who file a joint return and have joint adjusted gross income between $190,001 and $220,000. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

Individual 401(k). The Individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual 401(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual 401(k) generally allows for an employer contribution of up to 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402(g). In addition, because of its smaller size, the Individual 401(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

DESCRIPTION OF SHARES

Ownership of the Fund is represented by shares of common stock. The total number of shares that the Fund has authority to issue is three billion (3,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to three hundred thousand dollars ($300,000).

Currently, six investment portfolios of the Fund have been authorized pursuant to the Fund’s Articles of Incorporation (“Articles”). Two of such Portfolios are offered through this SAI: the Dividend Strategy II Portfolio and the Select Dividend Growth Portfolio. The Dividend Strategy II and Select Dividend Growth Portfolios are each divided into three classes of shares, designated as Class A, Class C, and Class W. The Directors may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Fund that would operate independently from the Fund’s present Portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Fund’s shares represents the interests of the shareholders of that series in a particular portfolio of assets. In the future, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Fund. In addition, the Directors may be removed by the action of the shareholders of record of two-thirds or more of the outstanding shares. All Portfolios of shares will vote with respect to certain matters, such as election of Directors.

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When all Portfolios are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolio’s policies, only shareholders of the Portfolios affected by the matter may be entitled to vote.

The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge and a distribution fee, (iii) Class C shares are subject to a distribution fee and a CDSC, (iv) Class W shares have a $50,000 minimum investment requirement, and (v) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class. All shares of a given Portfolio issued and outstanding and all shares offered by the Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares have no conversion rights, except as described above.

The Articles provide, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940 Act) that no Director or officer of the Fund shall be personally liable to the Fund or to stockholders for money damages. The Articles provide that the Fund shall indemnify (i) the Directors and officers, whether serving the Fund or its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board or the Fund’s By-laws and be permitted by law. The duration of the Fund shall be perpetual.

ADDITIONAL INFORMATION

Computation of Offering Price Per Share. The following is the offering price calculation for each Class of shares of the Select Dividend Growth Portfolio and the Dividend Strategy II Portfolio, based on the value of each Portfolio’s net assets and number of shares outstanding on October 31, 2015. There are no sales charges for Class W shares and therefore the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding.

Select Dividend Growth Portfolio
	Class A	Class C†	Class W
Net Assets	$52,244,219	$1,351,251	$107,648
Number of Shares Outstanding	3,332,614	86,505	6,879
Net Asset Value Per Share (net assets divided by number of shares)	$15.68	$15.62	$15.65
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$0.96	—	—
Offering Price	$16.64	—	—

Dividend Strategy II Portfolio
	Class A	Class C		Class W
Net Assets	$995,227	$	N/A	$	N/A
Number of Shares Outstanding	83,835		N/A		N/A
Net Asset Value Per Share (net assets divided by number of shares)	$11.87	$	N/A	$	N/A
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$0.72		N/A		N/A
Offering Price	$12.59		N/A		N/A

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
†	Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

Reports to Shareholders. The Fund sends audited Annual and unaudited Semi-Annual reports to shareholders of each of the Portfolios. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with a Portfolio to confirm transactions in the account.

Custodian and Transfer Agent. State Street Bank and Trust Co., One Lincoln Street, Boston, MA 02111, serves as Custodian and Transfer Agent for the Portfolios and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer Agent functions are performed for State Street by Boston Financial Data Services, P.O. Box

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419572, Kansas City, MO 64141-6572, an affiliate of State Street. SAFS, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, acts as a servicing agent assisting State Street in connection with certain services offered to the shareholders of each of the Portfolios.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002, has been selected to serve as the Fund’s independent registered public accounting firm and, in that capacity, examines the annual financial statements of the Fund.

Legal Counsel. The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Fund.

FINANCIAL STATEMENTS

The Select Dividend Growth Portfolio’s audited financial statements are incorporated by reference in this SAI by reference to its 2015 annual report to shareholders. You may request a copy of the annual and semi-annual reports at no charge by calling (800) 858-8850 or writing the Portfolios at SunAmerica Fund Services, Inc., Mutual Fund Operations, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, or by visiting our website at www.safunds.com.

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APPENDIX

DESCRIPTION OF CREDIT RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

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The issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

I. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligator’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

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C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

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A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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